UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

Wilshire Mutual Funds, Inc.

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310)451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

Wilshire Mutual Funds, Inc.

SEMI-ANNUAL REPORT

(Unaudited)

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

June 30, 2020 http://advisor.wilshire.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Portfolios’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolios or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically by contacting the Portfolios at (866) 591-1568 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolios that you wish to continue receiving paper copies of your shareholder reports by contacting the Portfolios at (866) 591-1568. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	5
Large Company Value Portfolio	8
Small Company Growth Portfolio	11
Small Company Value Portfolio	14
Wilshire 5000 Indexsm Fund	17
Wilshire International Equity Fund	20
Wilshire Income Opportunities Fund	24
Disclosure of Fund Expenses	27
Condensed Schedules of Investments:
Large Company Growth Portfolio	30
Large Company Value Portfolio	32
Small Company Growth Portfolio	34
Small Company Value Portfolio	36
Wilshire 5000 Indexsm Fund	38
Wilshire International Equity Fund	40
Wilshire Income Opportunities Fund	44
Statements of Assets and Liabilities	60
Statements of Operations	64
Statements of Changes in Net Assets	68
Financial Highlights:
Large Company Growth Portfolio	72
Large Company Value Portfolio	74
Small Company Growth Portfolio	76
Small Company Value Portfolio	78
Wilshire 5000 Indexsm Fund	80
Wilshire International Equity Fund	82
Wilshire Income Opportunities Fund	86
Notes to Financial Statements	88
Additional Fund Information	120
Board Approval of Subadvisory Agreements	122
Privacy Statement	128

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this semiannual report to all shareholders of the Wilshire Mutual Funds (the “Funds”). This report covers the period from January 1, 2020 to June 30, 2020, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 21.94% for the second quarter of 2020 and down 3.30% for the first half of the year. Although parts of the country have begun to loosen Coronavirus-related restrictions, considerable uncertainty about 2020 economic growth prospects remain. At the time of this writing, more than a dozen states have paused or reversed their reopening plans. According to a report by the Federal Reserve Bank of Philadelphia, expectations for real Gross Domestic Product growth this year are approximately -5%, with an unemployment rate remaining above 10%.

Four of the eleven major sectors were in positive territory for the first half of the year. The best performing sector was Information Technology (+15.17%), followed by Consumer Discretionary (+8.73%), Health Care (+2.33%), and Communication Services (+0.10%). For the first six months of the year, large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -2.29% versus -13.82% for the Wilshire U.S. Small-Cap IndexSM. Over the same period, growth again outperformed value, with the Wilshire U.S. Large-Cap Growth IndexSM returning 5.49% versus -9.98% for the Wilshire U.S. Large-Cap Value IndexSM.

International Equity Market

Equity markets outside of the U.S. also enjoyed a strong rebound during the quarter, although they did trail the U.S. market. Economic releases showed that the United Kingdom suffered its worst contraction in more than 40 years, as real Gross Domestic Product shrank -2.2% in the first quarter. Employment data shows that nearly a third of the U.K.’s workforce is on furlough, with the government supporting a majority of those employees’ wages. Although the 19-nation euro region is expected to shrink more than 8% this year, there are some early signs of a recovery. Survey data shows that economic sentiment, although still lower than earlier this year, is improving. Inflation statistics in Germany indicate that service providers have been successful in raising prices to counter Coronavirus-related restrictions. China’s economic recovery continued during the second quarter due, in part, to government support policies and the reopening of some overseas markets. The Purchasing Managers Index, monthly economic surveys of companies in which senior managers overseeing operations answer questions on business activity and its recent trends, indicates that manufacturing in China expanded for the fourth straight month after a dramatic slowdown. For the first half of the year, the MSCI ACWl ex USA Index and MSCI Emerging Markets Index returned -11.00% and -9.78%, respectively.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Bond Market

After a dramatic drop in the first quarter, the U.S. Treasury yield curve was little changed in the second quarter. Although the entire curve is below 1.50%, it is steeper than it has been in two years. The 10-year Treasury yield ended June at 0.66%, down just 0.04% from March. The Federal Open Market Committee met twice during the second quarter, as scheduled, with no change to their overnight rate, which they expect will be near zero until at least 2022. Chair Jerome Powell attempted to temper expectations by stating that, “The path forward for the economy is extraordinarily uncertain.” Alongside the rally in equities, the credit spread, a metric used to assess the credit quality of a debt security, tightened significantly during the quarter, as evidenced by the double-digit return within the high yield market. For the first half of the year, the Bloomberg Barclays U.S Aggregate Bond Index, Bloomberg Barclays U.S. Credit Index and Bloomberg Barclays U.S. Corporate High Yield Index returned 6.14%, 4.82% and -3.80%, respectively.

Fund Performance Review

The Large Company Growth Portfolio - Institutional Class returned 12.28%, outperforming the Russell 1000 Growth Index by 2.47%. The Large Company Value Portfolio - Institutional Class returned -20.49%, underperforming the Russell 1000 Value Index by 4.23%. The Small Company Growth Portfolio - Institutional Class returned -3.37%, underperforming the Russell 2000 Growth Index by 0.31%. The Small Company Value Portfolio - Institutional Class returned -25.57%, underperforming the Russell 2000 Value Index by 2.07%. The Wilshire 5000 Index Fund - Institutional Class returned -3.18%, underperforming the Wilshire 5000 Total Market Index by 0.12%. The Wilshire International Equity Fund - Institutional Class returned -7.86%, outperforming the MSCI ACWI ex US Investable Market Index by 3.37%. The Wilshire Income Opportunities Fund - Institutional Class returned -2.05%, underperforming the Bloomberg Barclays U.S. Universal Index by 7.22%.

Despite mixed performance for the first half of 2020, we are confident that each Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on June 30, 2020. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI ACWI ex USA Index is an equity index which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI ACWI ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the US dollar-denominated, high yield, fixed-rate, corporate bond market.

Bloomberg Barclay U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	12.11%
One Year Ended 6/30/20	19.63%
Five Years Ended 6/30/20	13.56%
Ten Years Ended 6/30/20	14.93%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	12.28%
One Year Ended 6/30/20	20.01%
Five Years Ended 6/30/20	13.92%
Ten Years Ended 6/30/20	15.30%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	9.81%
One Year Ended 6/30/20	23.28%
Five Years Ended 6/30/20	15.89%
Ten Years Ended 6/30/20	17.23%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.32% and 1.00% for Investment Class Shares and Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.30% and 1.00% for Investment Class Shares and Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares until April 30, 2021, respectively.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned -3.30% for the first half of the year. Global financial markets rallied during the second quarter, as investor sentiment rose on the coattails of swift and substantial government stimulus and intervention. Real Gross Domestic Product (GDP) was down -5.0% during the first quarter of the year as restricted activity due to the Coronavirus (COVID) weighed heavily on economic growth. The main detractor was personal consumption, the largest component of GDP, which was down -6.8% for the first quarter. Business spending was down -6.4% on lower fixed investment and the largest inventory drawdown since 2009. Economists were forecasting a much larger, double-digit fall in real GDP for the second quarter of the year.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the first half of the year. Information Technology (+15.17%), Consumer Discretionary (+8.73%), and Health Care (+2.33%) were the best performing sectors while Energy (-35.89%) and Financials (-24.40%) were the laggards. For the first six months of the year, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning -2.29% versus -13.82% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks again led value equities during the six-month period, with the Wilshire U.S. Large-Cap Growth IndexSM returning 5.49% versus -9.98% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the second quarter in both the U.S. and abroad but still down for the first half of the year, with the Wilshire US Real Estate Securities and Wilshire Global Real Estate Securities Index returning -17.89% and -20.30%, respectively. The second quarter rebound was broad-based, including sectors that have struggled such as regional shopping malls and shopping centers. Commodity results were positive for the second quarter as crude oil jumped 91.7% to $39.27 per barrel. Natural gas prices were up 6.8%, ending the first half of the year at $1.75 per million British Thermal Units. Midstream Energy was among the best performing market segments, up 32.6% for the second quarter. Finally, gold prices were up 13.7%, the seventh straight positive quarter, and finished at approximately $1,801 per troy ounce.

The Wilshire Large Company Growth Portfolio - Institutional Class returned 12.28% in first half of the year, outperforming the Russell 1000 Growth Index return of 9.81% by 2.47%. Sector allocations to Energy and Financials were detractive to performance. Stock selection within Consumer Discretionary was the top detractor of relative performance. Conversely, stock selection within Health Care was the top contributor of relative performance. An underweight to Industrials also aided performance.

We are pleased with the Portfolio’s recent relative outperformance for the first half of the year and believe that the Portfolio is well positioned going into the second half of the year as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2020)

†	Based on the percent of Portfolio’s total investments in securities at value.

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-20.64%
One Year Ended 6/30/20	-14.01%
Five Years Ended 6/30/20	1.75%
Ten Years Ended 6/30/20	8.45%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-20.49%
One Year Ended 6/30/20	-13.74%
Five Years Ended 6/30/20	2.00%
Ten Years Ended 6/30/20	8.73%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	-16.26%
One Year Ended 6/30/20	-8.84%
Five Years Ended 6/30/20	4.64%
Ten Years Ended 6/30/20	10.41%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s total expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.26% and 0.98% for Investment Class Shares and Institutional Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned -3.30% for the first half of the year. Global financial markets rallied during the second quarter, as investor sentiment rose on the coattails of swift and substantial government stimulus and intervention. Real Gross Domestic Product (GDP) was down -5.0% during the first quarter of the year as restricted activity due to the Coronavirus (COVID) weighed heavily on economic growth. The main detractor was personal consumption, the largest component of GDP, which was down -6.8% for the first quarter. Business spending was down -6.4% on lower fixed investment and the largest inventory drawdown since 2009. Economists were forecasting a much larger, double-digit fall in real GDP for the second quarter of the year.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the first half of the year. Information Technology (+15.17%), Consumer Discretionary (+8.73%), and Health Care (+2.33%) were the best performing sectors while Energy (-35.89%) and Financials (-24.40%) were the laggards. For the first six months of the year, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning -2.29% versus -13.82% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks again led value equities during the six-month period, with the Wilshire U.S. Large-Cap Growth IndexSM returning 5.49% versus -9.98% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the second quarter in both the U.S. and abroad but still down for the first half of the year, with the Wilshire US Real Estate Securities and Wilshire Global Real Estate Securities Index returning -17.89% and -20.30%, respectively. The second quarter rebound was broad-based, including sectors that have struggled such as regional shopping malls and shopping centers. Commodity results were positive for the second quarter as crude oil jumped 91.7% to $39.27 per barrel. Natural gas prices were up 6.8%, ending the first half of the year at $1.75 per million British Thermal Units. Midstream Energy was among the best performing market segments, up 32.6% for the second quarter. Finally, gold prices were up 13.7%, the seventh straight positive quarter, and finished at approximately $1,801 per troy ounce.

The Wilshire Large Company Value Portfolio - Institutional Class returned -20.49% in first half of the year, underperforming the Russell 1000 Value Index return of -16.26% by -4.23%. Stock selection within Industrials meaningfully detracted from performance. Overweight exposure to Energy, along with underweight exposure to Consumer Staples, weighted on relative performance. Conversely, overweight exposure to Health Care contributed to performance.

Despite recent relative underperformance, we believe the Portfolio is well positioned going into second half of the year as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2020)

†	Based on the percent of Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-3.47%
One Year Ended 6/30/20	1.89%
Five Years Ended 6/30/20	7.83%
Ten Years Ended 6/30/20	13.25%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-3.37%
One Year Ended 6/30/20	2.11%
Five Years Ended 6/30/20	8.10%
Ten Years Ended 6/30/20	13.52%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	-3.06%
One Year Ended 6/30/20	3.48%
Five Years Ended 6/30/20	6.86%
Ten Years Ended 6/30/20	12.92%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.54% and 1.27% for Investment Class Shares and Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.35% and 1.10% for Investment Class Shares and Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares until April 30, 2021, respectively.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned -3.30% for the first half of the year. Global financial markets rallied during the second quarter, as investor sentiment rose on the coattails of swift and substantial government stimulus and intervention. Real Gross Domestic Product (GDP) was down -5.0% during the first quarter of the year as restricted activity due to the Coronavirus (COVID) weighed heavily on economic growth. The main detractor was personal consumption, the largest component of GDP, which was down -6.8% for the first quarter. Business spending was down -6.4% on lower fixed investment and the largest inventory drawdown since 2009. Economists were forecasting a much larger, double-digit fall in real GDP for the second quarter of the year.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the first half of the year. Information Technology (+15.17%), Consumer Discretionary (+8.73%), and Health Care (+2.33%) were the best performing sectors while Energy (-35.89%) and Financials (-24.40%) were the laggards. For the first six months of the year, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning -2.29% versus -13.82% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks again led value equities during the six-month period, with the Wilshire U.S. Large-Cap Growth IndexSM returning 5.49% versus -9.98% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the second quarter in both the U.S. and abroad but still down for the first half of the year, with the Wilshire US Real Estate Securities and Wilshire Global Real Estate Securities Index returning -17.89% and -20.30%, respectively. The second quarter rebound was broad-based, including sectors that have struggled such as regional shopping malls and shopping centers. Commodity results were positive for the second quarter as crude oil jumped 91.7% to $39.27 per barrel. Natural gas prices were up 6.8%, ending the first half of the year at $1.75 per million British Thermal Units. Midstream Energy was among the best performing market segments, up 32.6% for the second quarter. Finally, gold prices were up 13.7%, the seventh straight positive quarter, and finished at approximately $1,801 per troy ounce.

The Wilshire Small Company Growth Portfolio - Institutional Class returned -3.37% in first half of the year, underperforming the Russell 2000 Growth Index return of -3.06% by -0.31%. Underweight exposure to Health Care, along with slight overweight exposure to Energy, detracted from performance. Stock selection within Health Care meaningfully detracted from relative performance. Conversely, the Portfolio benefited from overweighting Information Technology and underweighting Real Estate. Stock selection within Consumer Discretionary and Industrials contributed to relative performance.

Despite recent relative underperformance, we believe the Portfolio is well positioned going into second half of the year as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2020)

†	Based on the percent of Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-25.68%
One Year Ended 6/30/20	-21.10%
Five Years Ended 6/30/20	-0.66%
Ten Years Ended 6/30/20	7.48%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-25.57%
One Year Ended 6/30/20	-20.89%
Five Years Ended 6/30/20	-0.41%
Ten Years Ended 6/30/20	7.79%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	-23.50%
One Year Ended 6/30/20	-17.48%
Five Years Ended 6/30/20	1.26%
Ten Years Ended 6/30/20	7.82%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.56% and 1.28% for Investment Class Shares and Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.35% and 1.10% for Investment Class Shares and Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares until April 30, 2021, respectively.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned -3.30% for the first half of the year. Global financial markets rallied during the second quarter, as investor sentiment rose on the coattails of swift and substantial government stimulus and intervention. Real Gross Domestic Product (GDP) was down -5.0% during the first quarter of the year as restricted activity due to the Coronavirus (COVID) weighed heavily on economic growth. The main detractor was personal consumption, the largest component of GDP, which was down -6.8% for the first quarter. Business spending was down -6.4% on lower fixed investment and the largest inventory drawdown since 2009. Economists were forecasting a much larger, double-digit fall in real GDP for the second quarter of the year.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the first half of the year. Information Technology (+15.17%), Consumer Discretionary (+8.73%), and Health Care (+2.33%) were the best performing sectors while Energy (-35.89%) and Financials (-24.40%) were the laggards. For the first six months of the year, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning -2.29% versus -13.82% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks again led value equities during the six-month period, with the Wilshire U.S. Large-Cap Growth IndexSM returning 5.49% versus -9.98% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the second quarter in both the U.S. and abroad but still down for the first half of the year, with the Wilshire US Real Estate Securities and Wilshire Global Real Estate Securities Index returning -17.89% and -20.30%, respectively. The second quarter rebound was broad-based, including sectors that have struggled such as regional shopping malls and shopping centers. Commodity results were positive for the second quarter as crude oil jumped 91.7% to $39.27 per barrel. Natural gas prices were up 6.8%, ending the first half of the year at $1.75 per million British Thermal Units. Midstream Energy was among the best performing market segments, up 32.6% for the second quarter. Finally, gold prices were up 13.7%, the seventh straight positive quarter, and finished at approximately $1,801 per troy ounce.

The Wilshire Small Company Value Portfolio - Institutional Class returned -25.57% in first half of the year, underperforming the Russell 2000 Value Index return of -23.5% by -2.07%. Underweight to Health Care, along with weak stock selection within Consumer Discretionary, weighed on relative performance. Conversely, stock selection within Financials contributed to performance. Overweight exposure to Consumer Discretionary and Consumer Staples were the top two contributors from a sector allocation perspective.

Despite recent relative underperformance, we believe the Portfolio is well positioned going into second half of the year as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2020)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-3.31%
One Year Ended 6/30/20	6.42%
Five Years Ended 6/30/20	9.64%
Ten Years Ended 6/30/20	13.05%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-3.18%
One Year Ended 6/30/20	6.70%
Five Years Ended 6/30/20	9.94%
Ten Years Ended 6/30/20	13.33%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	-3.30%
One Year Ended 6/30/20	6.78%
Five Years Ended 6/30/20	10.27%
Ten Years Ended 6/30/20	13.74%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

*	Not Annualized
(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 0.63% and 0.34% for Investment Class Shares and Institutional Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned -3.30% for the first half of the year. Global financial markets rallied during the second quarter, as investor sentiment rose on the coattails of swift and substantial government stimulus and intervention. Real Gross Domestic Product (GDP) was down -5.0% during the first quarter of the year as restricted activity due to the Coronavirus (COVID) weighed heavily on economic growth. The main detractor was personal consumption, the largest component of GDP, which was down -6.8% for the first quarter. Business spending was down -6.4% on lower fixed investment and the largest inventory drawdown since 2009. Economists were forecasting a much larger, double-digit fall in real GDP for the second quarter of the year.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the first half of the year. Information Technology (+15.17%), Consumer Discretionary (+8.73%), and Health Care (+2.33%) were the best performing sectors while Energy (-35.89%) and Financials (-24.40%) were the laggards. For the first six months of the year, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning -2.29% versus -13.82% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks again led value equities during the six-month period, with the Wilshire U.S. Large-Cap Growth IndexSM returning 5.49% versus -9.98% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the second quarter in both the U.S. and abroad but still down for the first half of the year, with the Wilshire US Real Estate Securities and Wilshire Global Real Estate Securities Index returning -17.89% and -20.30%, respectively. The second quarter rebound was broad-based, including sectors that have struggled such as regional shopping malls and shopping centers. Commodity results were positive for the second quarter as crude oil jumped 91.7% to $39.27 per barrel. Natural gas prices were up 6.8%, ending the first half of the year at $1.75 per million British Thermal Units. Midstream Energy was among the best performing market segments, up 32.6% for the second quarter. Finally, gold prices were up 13.7%, the seventh straight positive quarter, and finished at approximately $1,801 per troy ounce.

The Wilshire 5000 Index Fund - Institutional Class returned -3.18% in first half of the year, outperforming the Wilshire 5000 Index return of -3.30% by 0.12%. Relative underperformance is attributable to Fund expenses and is well within the historical range.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2020)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20**	-7.92%
One Year Ended 6/30/20	-0.27%
Five Years Ended 6/30/20	3.68%
Ten Years Ended 6/30/20	6.66%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20**	-7.86%
One Year Ended 6/30/20	-0.06%
Five Years Ended 6/30/20	3.93%
Ten Years Ended 6/30/20	6.90%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/20**	-11.24%
One Year Ended 6/30/20	-4.74%
Five Years Ended 6/30/20	2.30%
Ten Years Ended 6/30/20	5.11%

On April 2, 2013, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.63% and 1.29% for Investment Class Shares and Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.50% and 1.25% for Investment Class Shares and Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares until April 30, 2021, respectively.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

*

During the ten years ended June 30, 2020, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, historical total returns would have been lower. For the year ended June 30, 2020, the investment adviser reduced its fees or reimbursed expenses in the amount of 0.08% of average net assets.

**	Not Annualized.
(1)

The MSCI ACWI ex USA Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Outside of the United States, equities lagged their U.S. counterparts, with the MSCI All Country World ex USA Index returning -11.00% for the first half of the year. The global economic outlook remained very gloomy and uncertain, particularly given the overwhelmingly negative narrative of higher COVID rates. The International Monetary Fund estimates a real annual global GDP growth rate of approximately -5.0% in 2020, with U.S. GDP growth expected to be -8.0%.

The Wilshire International Equity Fund - Institutional Class returned -7.86% in first half of the year, outperforming the MSCI All Country World ex USA Investable Market Index return of -11.24% by 3.38%. Strong stock selection within Information Technology, Industrials and Consumer Discretionary contributed to positive performance. Overweight exposure to the United States contributed meaningfully to relative performance. Conversely, stock selection in Energy and Health Care detracted from performance. An underweight to China and overweight to the United Kingdom detracted on relative performance.

Despite recent relative underperformance, we believe the Fund is well positioned going into the second half of the year as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2020)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-2.20%
One Year Ended 6/30/20	-0.24%
Inception (03/30/16) through 6/30/20	3.73%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/20*	-2.05%
One Year Ended 6/30/20	0.08%
Inception (03/30/16) through 6/30/20	3.93%

Bloomberg Barclays U.S. Universal Index(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	5.17%
One Year Ended 6/30/20	7.88%
Inception (03/30/16) through 6/30/20	4.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Advisor has a fee waiver arrangement in place to limit the Portfolio annual operating expenses.

*	Not Annualized
(1)

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.26% and 0.92% for Investment Class Shares and Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on 7/21/2020 was 1.18% and 0.92% for Investment Class Shares and Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares until April 30, 2021, respectively.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The Bloomberg Barclays US Aggregate Bond Index returned 6.14% for the first half of the year. Fixed income markets responded positively to the recent targeted stimulus provided by both the Federal Reserve Board (Fed) and the Federal Government. The Fed’s swift actions to cut the Fed Funds Target Rate and provide support to fixed income markets through outright purchases of assets, and by supporting short-term funding markets through the Commercial Paper Funding Facility, successfully led to a decline in risk and recovery in asset prices across fixed income markets. However, the Fed’s actions in combination with pessimistic economic market expectations has caused longer-term nominal interest rates to remain very low, despite the rise in inflation expectations. This has resulted in extremely low real yields, as the US Real 10 year yield sits at nearly -0.90%. Credit spreads have narrowed in both investment grade and high yield markets during the second quarter, but still are at an elevated level compared to that at the end of last year. The Bloomberg Barclays Long Term Treasury Index and the Bloomberg Barclays US Corporate High Yield Index returned 21.20% and 4.82%, respectively, for the first six month of the year.

The Wilshire Income Opportunities Fund - Institutional Class returned -2.05% in the first half of the year, underperforming the Bloomberg Barclay US Universal Index return of 3.37% by 5.42%. Exposures to emerging market debt, securitized products, investment grade corporate, and high yield issues detracted from performance. Underweight duration also weighed on relative performance. Conversely, allocations to Residential Mortgage-backed Securitiy and US Treasury aided performance on a relative basis.

Despite recent relative underperformance, we believe the Fund is well positioned going into the second half of the year as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2020)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended June 30, 2020 (Unaudited)

	Beginning Account Value 01/01/2020	Ending Account Value 06/30/2020	Net Expense Ratio(1)	Expenses Paid During Period 01/01/20- 06/30/20(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,121.10	1.29%	$ 6.80
Institutional Class	$ 1,000.00	$ 1,122.80	0.96%	$ 5.07
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.45	1.29%	$ 6.47
Institutional Class	$ 1,000.00	$ 1,020.09	0.96%	$ 4.82
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 793.60	1.28%	$ 5.71
Institutional Class	$ 1,000.00	$ 795.10	0.97%	$ 4.33
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.50	1.28%	$ 6.42
Institutional Class	$ 1,000.00	$ 1,020.04	0.97%	$ 4.87
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 965.30	1.35%	$ 6.60
Institutional Class	$ 1,000.00	$ 966.30	1.10%	$ 5.38
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.15	1.35%	$ 6.77
Institutional Class	$ 1,000.00	$ 1,019.39	1.10%	$ 5.52
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 743.20	1.35%	$ 5.85
Institutional Class	$ 1,000.00	$ 744.30	1.10%	$ 4.77
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.15	1.35%	$ 6.77
Institutional Class	$ 1,000.00	$ 1,019.38	1.10%	$ 5.52

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended June 30, 2020 (Unaudited)

	Beginning Account Value 01/01/2020	Ending Account Value 06/30/2020	Net Expense Ratio(1)	Expenses Paid During Period 01/01/20- 06/30/20(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class .	$ 1,000.00	$ 966.90	0.62%	$ 3.03
Institutional Class	$ 1,000.00	$ 968.20	0.32%	$ 1.57
Based on Hypothetical 5% Return
Investment Class .	$ 1,000.00	$ 1,021.78	0.62%	$ 3.12
Institutional Class	$ 1,000.00	$ 1,023.27	0.32%	$ 1.61
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class .	$ 1,000.00	$ 920.80	1.50%	$ 7.16
Institutional Class	$ 1,000.00	$ 921.40	1.25%	$ 5.97
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,017.40	1.50%	$ 7.52
Institutional Class	$ 1,000.00	$ 1,018.65	1.25%	$ 6.27
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class .	$ 1,000.00	$ 978.00	1.15%	$ 5.66
Institutional Class	$ 1,000.00	$ 979.50	0.89%	$ 4.38
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,019.14	1.15%	$ 5.77
Institutional Class	$ 1,000.00	$ 1,020.44	0.89%	$ 4.47

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks — 99.7% (a)
Communication Services — 11.9%
Alphabet, Inc. - Class A (b)	2,734	$3,876,949
Alphabet, Inc. - Class C (b)	4,875	6,891,349
Facebook, Inc. - Class A (b)	48,460	11,003,812
Netflix, Inc. (b)	2,615	1,189,930
The Walt Disney Co.	13,802	1,539,061
T-Mobile US, Inc. (b)	31,103	3,239,378
Other Securities (c)	15,254	779,808
		28,520,287
Consumer Discretionary — 16.6%
Alibaba Group Holding Ltd. - ADR (b)	36,410	7,853,637
Amazon.com, Inc. (b)	7,377	20,351,815
Lowe’s Companies, Inc.	18,236	2,464,048
Starbucks Corp.	17,731	1,304,824
Yum! Brands, Inc.	14,594	1,268,365
Other Securities (c)	61,953	6,492,884
		39,735,573
Consumer Staples — 3.5%
Colgate-Palmolive Co.	17,068	1,250,402
Monster Beverage Corp. (b)	45,429	3,149,138
Other Securities (c)	89,718	3,905,070
		8,304,610
Financials — 3.7%
FactSet Research Systems, Inc.	4,361	1,432,458
S&P Global, Inc.	9,640	3,176,187
SEI Investments Co.	24,473	1,345,525
Other Securities (c)	32,499	2,825,687
		8,779,857
Health Care — 14.4%
Boston Scientific Corp. (b)	51,625	1,812,554
Cerner Corp.	25,396	1,740,896
Danaher Corp.	20,633	3,648,533
Illumina, Inc. (b)	4,583	1,697,314
Intuitive Surgical, Inc. (b)	2,772	1,579,569
Novartis AG - ADR	16,681	1,456,918
Regeneron Pharmaceuticals, Inc. (b)	5,095	3,177,497
Roche Holding AG - ADR	61,129	2,651,776
UnitedHealth Group, Inc.	12,233	3,608,123
Vertex Pharmaceuticals, Inc. (b)	4,742	1,376,650

	Shares	Value
Other Securities (c)	99,652	$11,661,792
		34,411,622
Industrials — 5.6%
Cintas Corp.	4,611	1,228,186
Deere & Co.	14,845	2,332,892
Expeditors International of Washington, Inc.	24,229	1,842,373
The Boeing Co.	15,792	2,894,674
Union Pacific Corp.	7,317	1,237,085
Other Securities (c)	41,351	3,794,187
		13,329,397
Information Technology — 41.8%
Adobe, Inc. (b)	9,070	3,948,262
Apple, Inc.	34,790	12,691,392
Applied Materials, Inc.	37,970	2,295,286
Autodesk, Inc. (b)	18,426	4,407,315
Cisco Systems, Inc.	47,305	2,206,305
Fidelity National Information Services, Inc.	23,744	3,183,833
Fiserv, Inc. (b)	11,544	1,126,925
Mastercard, Inc. - Class A	3,943	1,165,945
Microsoft Corp.	95,450	19,425,030
NVIDIA Corp.	17,979	6,830,402
NXP Semiconductors NV	18,334	2,090,809
Oracle Corp.	74,564	4,121,152
PayPal Holdings, Inc. (b)	20,612	3,591,229
QUALCOMM, Inc.	24,723	2,254,985
salesforce.com, Inc. (b)	33,494	6,274,431
Visa, Inc. - Class A	59,315	11,457,879
Workday, Inc. - Class A (b)	7,496	1,404,451
Other Securities (c)	92,897	11,595,791
		100,071,422
Materials — 1.3%
The Sherwin-Williams Co.	2,784	1,608,734
Other Securities (c)	13,019	1,600,832
		3,209,566
Real Estate — 0.9%
Crown Castle International Corp.	9,493	1,588,654
Other Securities (c)	3,774	658,027
		2,246,681
Total Common Stocks (Cost $134,938,944)		$238,609,015

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Shares	Value
Short-Term Investment — 0.4%
Money Market Fund — 0.4%
First American Government Obligations Fund - Class X, 0.090% (d)	1,072,301	$1,072,301
Total Short-Term Investment (Cost $1,072,301)		$1,072,301

Total Investments at Value (Cost $136,011,245) — 100.1%		$239,681,316
Liabilities in Excess of Other Assets — (0.1)%		(241,371)
Net Assets — 100.0%		$239,439,945

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2020.

(d)	Rate listed is the 7-day effective yield as of June 30, 2020.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks — 99.5% (a)
Communication Services — 4.9%
AT&T, Inc.	63,362	$1,915,433
Comcast Corp. - Class A	43,277	1,686,937
Verizon Communications, Inc.	51,572	2,843,164
Other Securities (b)(c)	44,789	1,505,632
		7,951,166
Consumer Discretionary — 9.9%
Ford Motor Co.	342,229	2,080,752
Gildan Activewear, Inc.	99,515	1,541,487
Lear Corp.	18,053	1,968,138
Lowe’s Companies, Inc.	13,880	1,875,466
Newell Brands, Inc.	77,463	1,230,112
Whirlpool Corp.	9,343	1,210,199
Other Securities (b)(c)	94,145	6,107,535
		16,013,689
Consumer Staples — 10.8%
Exxon Mobil Corp.	30,765	1,375,811
Halliburton Co.	138,961	1,803,714
National Oilwell Varco, Inc.	101,256	1,240,386
Phillips 66	20,694	1,487,899
The Procter & Gamble Co.	9,923	1,186,493
Other Securities (b)(c)	260,244	10,480,004
		17,574,307
Energy — 1.6%
Other Securities (b)(c)	204,779	2,557,395

Financials — 25.5%
American Express Co.	16,408	1,562,042
American International Group, Inc.	62,694	1,954,799
Bank of America Corp.	102,975	2,445,656
Capital One Financial Corp.	18,848	1,179,696
Chubb Ltd.	16,121	2,041,241
Citigroup, Inc.	36,633	1,871,946
Equitable Holdings, Inc.	77,700	1,498,833
JPMorgan Chase & Co.	45,366	4,267,126
MetLife, Inc.	37,586	1,372,641
Morgan Stanley	40,660	1,963,878
New York Community Bancorp, Inc.	172,594	1,760,459
Northern Trust Corp.	19,453	1,543,401
US Bancorp	50,143	1,846,265

	Shares	Value
Wells Fargo & Co.	110,329	$2,824,422
Other Securities (c)	319,318	13,304,211
		41,436,616
Health Care — 15.2%
Cigna Corp.	13,174	2,472,101
CVS Health Corp.	49,451	3,212,831
Johnson & Johnson	24,122	3,392,277
McKesson Corp.	11,042	1,694,064
Medtronic PLC	23,589	2,163,111
Pfizer, Inc.	40,127	1,312,153
UnitedHealth Group, Inc.	6,581	1,941,066
Other Securities (c)	107,209	8,578,523
		24,766,126
Industrials — 9.9%
General Dynamics Corp.	9,834	1,469,790
General Electric Co.	298,271	2,037,191
Stanley Black & Decker, Inc.	24,639	3,434,184
Westinghouse Air Brake Technologies Corp.	33,519	1,929,689
Other Securities (c)	89,272	7,171,658
		16,042,512
Information Technology — 8.4%
Cognizant Technology Solutions Corp. - Class A	39,010	2,216,548
Hewlett Packard Enterprise Co.	172,948	1,682,784
Intel Corp.	21,592	1,291,849
Oracle Corp.	58,479	3,232,134
Other Securities (c)	85,041	5,145,514
		13,568,829
Materials — 5.4%
Corteva, Inc.	53,014	1,420,245
Dow, Inc.	59,696	2,433,209
DuPont de Nemours, Inc.	26,606	1,413,577
Linde PLC	7,724	1,638,338
Other Securities (c)	34,693	1,834,991
		8,740,360
Real Estate — 2.5%
Healthpeak Properties, Inc.	67,096	1,849,166
Other Securities (c)	95,080	2,313,988
		4,163,154

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks — 99.5% (a) (Continued)
Utilities — 5.4%
Entergy Corp.	20,443	$1,917,758
Exelon Corp.	43,920	1,593,857
Other Securities (c)	149,227	5,279,234
		8,790,849
Total Common Stocks (Cost $160,493,514)		$161,605,003

Right — 0.0% (d)
T-Mobile US, Inc. (e)	550	$93
Total Right (Cost $79)		$93

Short-Term Investment — 1.2%
Money Market Fund — 1.2%
First American Government Obligations Fund - Class X, 0.090% (f)(g)	1,933,220	$1,933,220
Total Short-Term Investment (Cost $1,933,220)		$1,933,220

Total Investments at Value (Cost $162,426,813) — 100.7%		$163,538,316
Liabilities in Excess of Other Assets — (0.7)%		(1,151,676)
Net Assets — 100.0%		$162,386,640

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $1,076,590 (Note 7).
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2020.

(d)	Represents less than 0.1%.
(e)	Non-income producing security.
(f)	Rate listed is the 7-day effective yield as of June 30, 2020.
(g)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $1,121,290.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks — 97.3% (a)
Communication Services — 1.5%
Cogent Communications Holdings, Inc.	5,590	$432,442
Other Securities (b)	9,128	174,980
		607,422
Consumer Discretionary — 9.8%
Chegg, Inc. (c)	6,940	466,784
Skyline Champion Corp. (c)	28,300	688,822
Texas Roadhouse, Inc.	6,000	315,420
TopBuild Corp. (c)	6,156	700,368
Other Securities (b)(d)	38,871	1,719,466
		3,890,860
Consumer Staples — 5.1%
elf Beauty, Inc. (c)	14,340	273,464
Inter Parfums, Inc.	5,684	273,684
Grocery Outlet Holding Corp. (c)	20,370	831,096
J & J Snack Foods Corp.	1,940	246,632
Other Securities (b)	11,334	379,290
		2,004,166
Energy — 0.5%
Select Energy Services, Inc. - Class A (c)	42,132	206,447

Financials — 3.9%
Banc of California, Inc.	29,670	321,326
LendingTree, Inc. (c)(d)	1,176	340,487
South State Corp.	5,898	281,099
Other Securities (b)	17,629	601,084
		1,543,996
Health Care — 30.2%
BioTelemetry, Inc. (c)	9,720	439,247
CONMED Corp.	5,305	381,907
Heska Corp. (c)	3,250	302,803
Integer Holdings Corp. (c)	6,537	477,528
LeMaitre Vascular, Inc.	9,580	252,912
LHC Group, Inc. (c)	3,426	597,220
Medpace Holdings, Inc. (c)	8,693	808,623
Mesa Laboratories, Inc.	2,725	590,780
Neogen Corp. (c)	7,938	615,989
NeoGenomics, Inc. (c)	26,825	831,038
PRA Health Sciences, Inc. (c)	3,180	309,382
Repligen Corp. (c)	8,240	1,018,546

	Shares	Value
Tabula Rasa HealthCare, Inc. (c)(d)	12,210	$668,253
Tactile Systems Technology, Inc. (c)	6,131	254,007
Other Securities (b)(d)	191,924	4,422,705
		11,970,940
Industrials — 12.7%
Axon Enterprise, Inc. (c)	3,157	309,796
Kratos Defense & Security Solutions, Inc. (c)	35,006	547,144
Marten Transport Ltd.	13,975	351,611
Mercury Systems, Inc. (c)	9,364	736,572
Saia, Inc. (c)	3,955	439,717
SiteOne Landscape Supply, Inc. (c)	4,095	466,707
Other Securities (b)	52,970	2,159,845
		5,011,392
Information Technology — 30.6%
Appfolio, Inc. - Class A (c)	1,847	300,525
Box, Inc. - Class A (c)	40,939	849,894
Cabot Microelectronics Corp.	1,925	268,614
Endava PLC - ADR (c)	7,476	361,091
Evo Payments, Inc. (c)	37,711	860,942
I3 Verticals, Inc. (c)	11,536	348,964
MAXIMUS, Inc.	8,065	568,179
Mimecast Ltd. (c)	18,565	773,418
nLight, Inc. (c)	15,731	350,172
OneSpan, Inc. (c)	9,483	264,860
Pegasystems, Inc.	10,159	1,027,786
Qualys, Inc. (c)	7,270	756,225
Repay Holdings Corp. (c)	11,382	280,339
Silicon Laboratories, Inc. (c)	3,537	354,655
WNS Holdings Ltd. - ADR (c)	16,865	927,238
Workiva, Inc. (c)	16,400	877,236
Other Securities (b)	89,205	2,922,639
		12,092,777
Materials — 1.7%
Ferroglobe Representation & Warranty Insurance Trust (c)(e)(f)	840	—
Quaker Chemical Corp.	2,108	391,350
Other Securities (b)	11,644	263,674
		655,024

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks — 97.3% (a) (Continued)
Real Estate — 0.9%
Other Securities (b)(d)	11,083	$358,454

Utilities — 0.4%
Other Securities (b)	7,820	181,354

Total Common Stocks (Cost $29,083,955)		$38,522,832

Short-Term Investment — 4.8%
Money Market Fund — 4.8%
First American Government Obligations Fund - Class X, 0.090% (g)(h)	1,887,836	$1,887,836
Total Short-Term Investment (Cost $1,887,836)		$1,887,836

Total Investments at Value (Cost $30,971,791) — 102.1%		$40,410,668
Other Assets in Excess of Liabilities — (2.1)%		(834,999)
Net Assets — 100.0%		$39,575,669

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2020.

(c)	Non-income producing security.
(d)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $962,906 (Note 7).
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.

(f)	Illiquid security. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.
(g)	Rate listed is the 7-day effective yield as of June 30, 2020.
(h)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $954,222.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks — 98.2% (a)
Communication Services — 1.4%
Live Nation Entertainment, Inc. (b)	5,725	$253,789
Other Securities (c)	45,952	173,821
		427,610
Consumer Discretionary — 13.1%
Aaron’s, Inc.	3,405	154,587
Green Brick Partners, Inc. (b)	13,703	162,381
Hanesbrands, Inc.	12,578	142,006
Meritage Homes Corp. (b)	2,900	220,748
Red Rock Resorts, Inc. - Class A	20,250	220,928
Vail Resorts, Inc.	2,090	380,694
Other Securities (c)(d)	165,116	2,823,207
		4,104,551
Consumer Staples — 6.8%
Cal-Maine Foods, Inc. (b)	8,336	370,785
Darling Ingredients, Inc. (b)	5,145	126,670
Flowers Foods, Inc.	5,077	113,522
Noble Energy, Inc.	13,100	117,376
Post Holdings, Inc. (b)	2,946	258,129
Seaboard Corp.	39	114,419
Other Securities (c)	66,598	1,040,023
		2,140,924
Energy — 2.2%
Other Securities (c)(d)	161,260	701,312

Financials — 29.7%
Artisan Partners Asset Management, Inc. - Class A	5,795	188,337
BancFirst Corp.	2,970	120,493
Bank OZK	14,185	332,922
BOK Financial Corp.	3,721	210,013
Cadence BanCorp	14,694	130,189
Calamos Asset Management, Inc. Escrow (b)(e)(f)	1,495	—
Cathay General Bancorp	7,891	207,533
Enstar Group Ltd. (b)	1,901	290,416
International Bancshares Corp.	4,350	139,287
Investors Bancorp, Inc.	15,185	129,073

	Shares	Value
Mr. Cooper Group, Inc. (b)	12,693	$157,901
National Western Life Group, Inc. - Class A	692	140,607
Premier Financial Corp.	8,811	155,690
ProAssurance Corp.	13,754	199,020
RenaissanceRe Holdings Ltd.	832	142,297
Sterling Bancorp	28,950	339,294
United Bankshares, Inc.	6,155	170,247
Other Securities (c)	382,285	6,257,898
		9,311,217
Health Care — 3.7%
Integer Holdings Corp. (b)	1,747	127,618
Natus Medical, Inc. (b)	7,354	160,464
Other Securities (c)(d)	58,806	863,552
		1,151,634
Industrials — 18.0%
Allegiant Travel Co.	1,810	197,670
Colfax Corp. (b)	8,974	250,375
Hub Group, Inc. - Class A (b)	4,217	201,826
Kirby Corp. (b)	3,643	195,119
SPX FLOW, Inc. (b)	4,046	151,482
Stericycle, Inc. (b)	2,711	151,762
WESCO International, Inc. (b)	4,268	149,840
Other Securities (c)(d)	203,356	4,354,040
		5,652,114
Information Technology — 8.8%
Broadridge Financial Solutions, Inc.	1,415	178,559
Cirrus Logic, Inc. (b)	2,111	130,418
Lumentum Holdings, Inc. (b)	1,620	131,917
Sanmina Corp. (b)	5,668	141,927
WNS Holdings Ltd. - ADR (b)	5,222	287,106
Other Securities (c)	83,797	1,880,328
		2,750,255
Materials — 4.1%
Ashland Global Holdings, Inc.	2,989	206,540
W R Grace & Co.	2,768	140,642
Other Securities (c)(d)	58,134	943,378
		1,290,560

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks — 98.2% (a) (Continued)
Real Estate — 6.0%
CubeSmart	11,561	$312,031
Pebblebrook Hotel Trust	9,380	128,131
Other Securities (c)	95,451	1,452,694
		1,892,856
Utilities — 4.4%
Portland General Electric Co.	2,805	117,277
South Jersey Industries, Inc.	7,731	193,198
UGI Corp.	4,047	128,695
Other Securities (c)	29,119	942,668
		1,381,838
Total Common Stocks (Cost $36,654,202)		$30,804,871

Preferred Stock — 0.0% (g)
Industrials — 0.0% (g)
WESCO International, Inc. (b)	140	$3,708
Total Preferred Stock (Cost $3,713)		$3,708

Short-Term Investment — 2.2%
Money Market Fund — 2.2%
First American Government Obligations Fund - Class X, 0.090% (h)(i)	677,010	$677,010
Total Short-Term Investment (Cost $677,010)		$677,010

Total Investments at Value (Cost $37,334,925) — 100.4%		$31,485,589
Liabilities in Excess of Other Assets — (0.4)%		(131,799)
Net Assets — 100.0%		$31,353,790

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2020.

(d)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $285,272 (Note 7).
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.

(f)	Illiquid security. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.
(g)	Represents less than 0.1%.
(h)	Rate listed is the 7-day effective yield as of June 30, 2020.
(i)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $293,576.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.5% (a)
Communication Services — 9.7%
Actua Corp. (b)(c)	100	$5
Alphabet, Inc. - Class C (d)	3,803	5,375,959
Ambassadors Group, Inc. (b)(c)(d)	400	—
AT&T, Inc.	44,818	1,354,848
Comcast Corp. - Class A	27,398	1,067,974
Facebook, Inc. - Class A (d)	14,059	3,192,377
Netflix, Inc. (d)	2,532	1,152,161
The Walt Disney Co.	10,266	1,144,762
Verizon Communications, Inc.	25,623	1,412,596
Other Securities (d)(e)(f)		3,206,528
		17,907,210
Consumer Discretionary — 11.3%
Amazon.com, Inc. (d)	2,818	7,774,355
McDonald’s Corp.	4,298	792,852
NIKE, Inc. - Class B	7,879	772,536
Tesla, Inc. (d)	863	931,876
The Home Depot, Inc.	6,824	1,709,480
Other Securities (d)(e)(f)		8,991,281
		20,972,380
Consumer Staples — 6.5%
Costco Wholesale Corp.	2,681	812,906
PepsiCo, Inc.	8,769	1,159,788
Philip Morris International, Inc.	9,616	673,697
The Coca-Cola Co.	25,780	1,151,850
The Procter & Gamble Co.	15,290	1,828,225
Walmart, Inc.	9,399	1,125,812
Other Securities (d)(e)(f)		5,267,695
		12,019,973
Energy — 2.6%
Chevron Corp.	11,623	1,037,120
Exxon Mobil Corp.	25,998	1,162,631
Other Securities (d)(e)(f)		2,663,101
		4,862,852
Financials — 10.6%
Bank of America Corp.	51,788	1,229,965
Berkshire Hathaway, Inc. - Class B (d)	13,906	2,482,360
Citigroup, Inc.	13,095	669,154
JPMorgan Chase & Co.	18,922	1,779,803

	Shares	Value
Other Securities (d)(e)(f)		$13,462,188
		19,623,470
Health Care — 14.2%
Abbott Laboratories	11,065	1,011,673
AbbVie, Inc.	11,305	1,109,925
Amgen, Inc.	3,620	853,813
Bristol-Myers Squibb Co.	14,181	833,843
Danaher Corp.	4,109	726,594
Eli Lilly and Co.	5,542	909,886
Johnson & Johnson	16,135	2,269,065
Merck & Co., Inc.	16,075	1,243,080
Pfizer, Inc.	35,082	1,147,181
Thermo Fisher Scientific, Inc.	2,461	891,719
UnitedHealth Group, Inc.	5,616	1,656,439
Other Securities (d)(e)(f)		13,587,705
		26,240,923
Industrials — 8.5%
Union Pacific Corp.	4,187	707,896
Other Securities (d)(e)(f)		15,081,378
		15,789,274
Information Technology — 26.1%
Adobe, Inc. (d)	3,011	1,310,718
Apple, Inc.	27,093	9,883,526
Cisco Systems, Inc.	26,498	1,235,867
Intel Corp.	26,378	1,578,196
Mastercard, Inc. - Class A	5,665	1,675,141
Microsoft Corp.	46,382	9,439,201
NVIDIA Corp.	3,767	1,431,121
Oracle Corp.	13,410	741,171
PayPal Holdings, Inc. (d)	7,345	1,279,719
salesforce.com, Inc. (d)	5,259	985,168
Texas Instruments, Inc.	5,675	720,555
Visa, Inc. - A Shares	11,136	2,151,141
Other Securities (d)(e)(f)		15,891,980
		48,323,504
Materials — 2.2%
Ferroglobe Representation & Warranty Insurance Trust (b)(c)(d)	500	—
Other Securities (d)(e)(f)		4,104,252
		4,104,252

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.5% (a) (Continued)
Real Estate — 3.8%
American Tower Corp.	2,806	$725,463
Spirit MTA REIT (b)(c)(d)	300	230
Other Securities (d)(e)(f)		6,298,147
		7,023,840
Utilities — 3.0%
NextEra Energy, Inc.	3,063	735,641
Other Securities (d)(e)		4,745,081
		5,480,722
Total Common Stocks (Cost $54,439,162)		$182,348,400

PREFERRED STOCK — 0.0% (g)
Industrials — 0.0% (g)
Other Securities (e)		$2,815
Total Preferred Stock (Cost $2,818)		$2,815

RIGHTS — 0.0% (g)
AMR Corp., Escrow (b)(c)(d)	3,275	$—
Other Securities (d)(e)		621
Total Rights (Cost $363)		$621

SHORT-TERM INVESTMENT — 2.1%
Money Market Fund — 2.1%
First American Government Obligations Fund - Class X, 0.090% (h)(i)	3,871,408	$3,871,408
Total Short-Term Investment (Cost $3,871,408)		$3,871,408

Total Investments at Value — 100.6% (Cost $58,313,751)		$186,223,244
Liabilities in Excess of Other Assets — (0.6)%		(1,163,516)
Net Assets — 100.0%		$185,059,728

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

REIT — Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Illiquid security. The total value of such securities is $235 as of June 30, 2020, representing 0.0% of net assets.
(c)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $235 as of June 30, 2020, representing 0.0% of net assets.

(d)	Non-income producing security.
(e)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2020.

(f)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $1,082,131 (Note 7).
(g)	Represents less than 0.1%.
(h)	Rate listed is the 7-day effective yield as of June 30, 2020.
(i)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $1,100,581.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.6%
Argentina — 1.5%
MercadoLibre, Inc. (a)	4,268	$4,207,266

Australia — 3.8%
BGP Holdings Ltd. (a)(b)(c)	4,007	—
CSL Ltd. (d)	22,324	4,439,983
Other Securities (a)(c)(d)(e)		5,924,068
		10,364,051
Austria — 0.2%
Other Securities (a)(d)(e)(f)		553,685

Belgium — 0.6%
Other Securities (a)(d)(e)		1,631,651

Bermuda — 0.0% (g)
Other Securities (e)		31,293

Brazil — 0.8%
Other Securities (a)(e)		2,155,331

Britain — 7.8%
J Sainsbury PLC (d)	646,753	1,673,764
John Wood Group PLC (d)	597,892	1,433,611
Smith & Nephew PLC (d)	151,514	2,823,248
Travis Perkins PLC (d)	103,597	1,444,344
Other Securities (a)(c)(d)(e)(f)		14,111,016
		21,485,983
Canada — 7.2%
Canadian Pacific Railway Ltd.	13,338	3,405,725
Lululemon Athletica, Inc. (a)	16,233	5,064,858
Shopify, Inc. - Class A (a)	6,112	5,801,510
Other Securities (a)(e)		5,594,510
		19,866,603
Chile — 0.0% (g)
Other Securities (e)		73,668

China — 6.6%
Alibaba Group Holding Ltd. - ADR (a)	7,832	1,689,362
Lenovo Group Ltd. (d)	2,773,000	1,547,173
Tencent Holdings Ltd. (d)	80,505	5,158,592

	Shares	Value
Other Securities (a)(d)(e)(f)		$9,615,264
		18,010,391
Czech Republic — 0.3%
Other Securities (d)(e)(f)		825,566

Denmark — 3.7%
AP Moller - Maersk A/S - Series B (d)	2,264	2,653,425
DSV PANALPINA A/S (d)	28,244	3,469,351
Other Securities (a)(d)(e)(f)		3,936,429
		10,059,205
Finland — 0.5%
Other Securities (a)(d)(e)(f)		1,399,268

France — 7.0%
Amundi SA (a)(d)(f)	19,735	1,551,428
Cie Generale des Etablissements Michelin SCA (d)	14,930	1,556,193
EssilorLuxottica SA (a)(d)	13,588	1,747,521
LVMH Moet Hennessy Louis Vuitton SE (d)	9,423	4,160,190
Pernod Ricard SA (d)	12,019	1,892,580
Rexel SA (d)	221,457	2,538,140
Other Securities (a)(d)(e)(f)		5,654,069
		19,100,121
Georgia — 0.0% (g)
Other Securities (a)(d)(e)		88,873

Germany — 3.4%
BASF SE (d)	32,960	1,851,332
Covestro AG (a)(d)(f)	48,187	1,835,350
Volkswagen AG (d)	9,748	1,573,882
Other Securities (a)(d)(e)(f)		4,066,586
		9,327,150
Greece — 0.0% (g)
FF Group (a)(b)	2,880	—
Other Securities (d)(e)		8,037
		8,037
Hong Kong — 2.5%
AIA Group Ltd. (d)	313,865	2,937,025
Other Securities (a)(d)(e)		3,945,528
		6,882,553
Hungary — 0.0% (g)
Other Securities (a)(d)(e)		45,346

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.6% (Continued)
India — 1.1%
HDFC Bank Ltd. - ADR	44,712	$2,032,607
Other Securities (a)(d)(e)(f)		962,165
		2,994,772
Indonesia — 0.1%
Other Securities (d)(e)		305,904

Ireland — 3.6%
Accenture PLC - Class A	16,702	3,586,253
Experian PLC (d)	133,804	4,696,352
Other Securities (a)(d)(e)		1,472,935
		9,755,540
Isle Of Man — 0.0% (g)
Other Securities (d)(e)		23,008

Israel — 0.2%
Other Securities (a)(d)(e)		681,518

Italy — 2.0%
Ferrari NV (d)	12,715	2,178,011
Other Securities (a)(d)(e)(f)		3,229,567
		5,407,578
Japan — 13.6%
Hitachi Metals Ltd. (d)	128,300	1,537,783
Honda Motor Co. Ltd. (d)	74,600	1,909,288
Keyence Corp. (d)	6,980	2,925,050
Komatsu Ltd. (d)	79,000	1,617,962
Panasonic Corp. (d)	193,541	1,697,170
Other Securities (a)(d)(e)		27,542,084
		37,229,337
Jersey — 0.0% (g)
Other Securities (d)(e)		64,166

Luxembourg — 0.0% (g)
Other Securities (a)(d)(e)		37,411

Macau — 0.0% (g)
Other Securities (d)(e)		63,028

Malaysia — 0.2%
Other Securities (a)(d)(e)		602,014

	Shares	Value
Mexico — 0.8%
Wal-Mart de Mexico SAB de CV	625,231	$1,495,310
Other Securities (a)(e)		680,951
		2,176,261
Monaco — 0.0% (g)
Other Securities (a)(e)	3,600	87,110

Netherlands — 2.9%
ASML Holding NV - ADR	8,709	3,205,173
ING Groep NV (d)	206,916	1,442,386
Other Securities (a)(d)(e)(f)		3,440,148
		8,087,707
New Zealand — 0.1%
Other Securities (a)(d)(e)		405,189

Norway — 0.3%
Other Securities (a)(d)(e)(f)		865,584

Peru — 0.0% (g)
Other Securities (e)		107,339

Philippines — 0.1%
Other Securities (a)(c)(d)(e)		155,408

Poland — 0.1%
Other Securities (a)(d)(e)(f)		296,817

Portugal — 0.0% (g)
Other Securities (a)(d)(e)		53,574

Russia — 1.0%
Other Securities (a)(d)(e)		2,619,995

Singapore — 1.2%
Other Securities (d)(e)(f)		3,300,868

South Africa — 0.3%
Other Securities (a)(d)(e)		723,516

South Korea — 2.4%
POSCO (d)		2,026,229
Other Securities (a)(d)(e)		4,632,537
		6,658,766

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.6% (Continued)
Spain — 1.2%
Other Securities (a)(d)(e)		$3,245,375

Sweden — 2.8%
Atlas Copco AB - A Shares (d)	66,280	2,822,563
Other Securities (a)(d)(e)(f)		4,974,877
		7,797,440
Switzerland — 7.3%
Alcon, Inc. (a)(d)	46,230	2,656,340
Nestle SA (d)	38,901	4,312,978
Roche Holding AG (d)	10,183	3,527,896
Sika AG (d)	12,440	2,398,089
UBS Group AG (d)	135,334	1,562,981
Other Securities (a)(d)(e)(f)		5,490,776
		19,949,060
Taiwan — 5.8%
Catcher Technology Co. Ltd. (d)	197,000	1,492,900
Hon Hai Precision Industry Co. Ltd. (d)	937,961	2,753,999
Taiwan Semiconductor Manufacturing Co. Ltd. (d)	231,000	2,466,969
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	56,509	3,208,016
Other Securities (a)(d)(e)		5,877,171
		15,799,055
Thailand — 0.2%
Other Securities (d)(e)		425,005

Turkey — 0.3%
Other Securities (a)(d)(e)		710,692

United States — 3.1%
Mettler-Toledo International, Inc. (a)	2,526	2,034,819
ResMed, Inc.	19,008	3,649,536
STERIS PLC	14,008	2,149,388
Other Securities (a)(e)		690,273
		8,524,016
Total Common Stocks (Cost $239,454,887)		$265,269,094

	Shares	Value
PREFERRED STOCKS — 0.3%
Brazil — 0.1%
Other Securities (e)		$280,368

Colombia — 0.0% (g)
Other Securities (e)		48,184

Germany — 0.0% (g)
Other Securities (d)(e)		25,518

Russia — 0.0% (g)
Other Securities (d)(e)		56,632

South Korea — 0.2%
Other Securities (d)(e)		412,769

Total Preferred Stocks (Cost $1,262,236)		$823,471

SHORT-TERM INVESTMENT — 1.8%
Money Market Fund — 1.8%
First American Government Obligations Fund - Class X, 0.090% (h)	4,835,083	$4,835,083
Total Short-Term Investment (Cost $4,835,083)		$4,835,083

Total Investments at Value — 98.7% (Cost $245,552,206)		$270,927,648
Other Assets in Excess of Liabilities — 1.3%		3,640,990
Net Assets — 100.0%		$274,568,638

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

ADR — American Depository Receipt

(a)	Non-income producing security.
(b)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.

(c)	Illiquid security. The total value of such securities is $118,257 as of June 30, 2020, representing 0.0% of net assets.
(d)	Level 2 security.
(e)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2020.

(f)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2020, the value of these investments was $5,708,541, or 2.1% of total net assets.

(g)	Represents less than 0.1%.
(h)	Rate listed is the 7-day effective yield as of June 30, 2020.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments	June 30, 2020 (Unaudited)

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 12.3%
U.S. Treasury Bonds — 3.3%
4.375%, due 02/15/38	$760,000	$1,180,850
1.125%, due 05/15/40	580,000	574,563
2.750%, due 11/15/42	830,000	1,062,659
3.125%, due 02/15/43	1,106,200	1,498,901
3.625%, due 08/15/43	580,000	846,800
2.750%, due 11/15/47	650,000	849,773
3.000%, due 02/15/49	1,095,000	1,510,416
2.000%, due 02/15/50	1,317,000	1,506,936
1.250%, due 05/15/50	630,000	604,702
		9,635,600
U.S. Treasury Notes — 8.7%
1.750%, due 11/30/21	1,250,000	1,277,930
1.125%, due 02/28/22	415,000	421,614
0.125%, due 05/31/22	1,340,000	1,339,163
0.125%, due 06/30/22	164,000	163,897
0.250%, due 06/15/23	3,226,000	3,233,057
2.500%, due 01/31/24	375,000	405,703
2.375%, due 02/29/24	155,000	167,255
2.125%, due 09/30/24	1,020,000	1,100,962
2.250%, due 10/31/24	980,000	1,064,372
2.750%, due 02/28/25	590,000	657,666
0.250%, due 05/31/25	2,160,000	2,157,300
0.250%, due 06/30/25	889,000	887,333

	Par Value	Value
3.000%, due 09/30/25	$970,000	$1,105,042
2.250%, due 03/31/26	820,000	907,253
2.375%, due 04/30/26	185,000	206,217
1.625%, due 10/31/26	970,000	1,041,841
2.000%, due 11/15/26	470,000	515,972
0.500%, due 05/31/27	1,790,000	1,791,119
0.500%, due 06/30/27	199,000	199,093
2.250%, due 11/15/27	990,000	1,114,678
2.625%, due 02/15/29	495,000	579,769
2.375%, due 05/15/29	930,000	1,072,987
1.625%, due 08/15/29	2,000,000	2,181,250
0.625%, due 05/15/30	1,607,000	1,601,978
		25,193,451
U.S. Treasury Inflation-Protected Note — 0.1%
0.125%, due 01/15/30	393,625	425,484

U.S. Treasury Bill — 0.2%
0.159%, due 11/27/20 (a)	500,000	499,669

Total U.S. Treasury Obligations (Cost $33,370,166)		$35,754,204

MUNICIPAL BONDS — 0.7%
Other Securities (b)		$1,988,577
Total Municipal Bonds (Cost $1,935,974)		$1,988,577

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9%
Federal Home Loan Mortgage Corp. — 3.4%
FHLMC STACR 2020-DNA3
Series 2020-DNA3, 0.000%, due 06/27/50 (a)	$600,000	$600,000
Freddie Mac REMICS
Series 2989, 32.657%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (c)	105,699	314,248
Series 4249, 4.521%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (c)	1,168,613	1,174,589
Series 4355, 4.000%, due 05/15/44	4,447,597	5,184,822
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 2.085%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (a)(c)	500,000	470,709
Freddie Mac Stacr Trust 2018-HQA2
Series 2018-HQA2, 2.485%, due 10/25/48 (1 Month U.S. LIBOR + 2.300%) (a)(c)	700,000	680,202
Freddie Mac STACR Trust 2019-HQA2
Series 2019-HQA2, 2.235%, due 04/25/49 (1 Month U.S. LIBOR + 2.050%) (a)(c)	380,879	373,079

	Par Value	Value
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 4.185%, due 08/25/24 (1 Month U.S. LIBOR + 4.000%) (c)	$136,225	$138,095
Series 2015-HQ1, 3.985%, due 03/25/25 (1 Month U.S. LIBOR + 3.800%) (c)	103,074	104,534
Series 2015-DNA1, 2.035%, due 10/25/27 (1 Month U.S. LIBOR + 1.850%) (c)	53,081	52,829
Series 2017-DNA2, 1.385%, due 10/25/29 (1 Month U.S. LIBOR + 1.200%) (c)	63,605	63,653
Series 2017-DNA2, 3.635%, due 10/25/29 (1 Month U.S. LIBOR + 3.450%) (c)	250,000	253,033
Series 2017-DNA3, 0.935%, due 03/25/30 (1 Month U.S. LIBOR + 0.750%) (c)	74,559	74,568
STACR Trust 2018-DNA2
Series 2018-DNA2, 2.335%, due 12/25/30 (1 Month U.S. LIBOR + 2.150%) (a)(c)	400,000	391,052
		9,875,413

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9% (Continued)
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.5%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-109, 1.700%, due 04/25/30	$669,935	$84,932
Freddie Mac REMICS
Series 2980, 6.515%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (c)	552,914	83,649
Series 3311, 6.225%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (c)	2,115,609	555,059
Series 3359, 5.535%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (c)	1,066,598	193,161
Series 4077, 5.815%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (c)	897,148	147,399
Series 3966, 5.715%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (c)	1,385,526	232,928
Series 4089, 5.815%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (c)	974,382	172,894
		1,470,022
Federal National Mortgage Association — 1.7%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 2.485%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (a)(c)	137,484	135,346

	Par Value	Value
Connecticut Avenue Securities Trust 2019-R04
Series 2019-R04, 2.285%, due 06/25/39 (1 Month U.S. LIBOR + 2.100%) (a)(c)	$89,135	$87,178
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 2.285%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (a)(c)	100,000	97,241
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 2.185%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (a)(c)	200,000	189,737
Fannie Mae Connecticut Avenue Securities
Series 1M2, 4.185%, due 05/25/25 (1 Month U.S. LIBOR + 4.000%) (c)	417,875	427,397
Series 2015-C04, 5.735%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (c)	131,522	137,865
Series 2016-C04, 4.435%, due 01/25/29 (1 Month U.S. LIBOR + 4.250%) (c)	247,322	255,892
Series 2016-C05, 4.635%, due 01/25/29 (1 Month U.S. LIBOR + 4.450%) (c)	263,739	269,571

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9% (Continued)
Federal National Mortgage Association — 1.7% (Continued)
Series 2016-C07, 4.535%, due 05/25/29 (1 Month U.S. LIBOR + 4.350%) (c)	$265,307	$274,410
Series 2017-C02, 3.835%, due 09/25/29 (1 Month U.S. LIBOR + 3.650%) (c)	363,349	365,025
Series 2017-C03, 1.135%, due 10/25/29 (1 Month U.S. LIBOR + 0.950%) (c)	72,399	72,335
Series 2017-C07, 2.685%, due 05/25/30 (1 Month U.S. LIBOR + 2.500%) (c)	374,839	376,040
Series 2018-C01, 2.435%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (c)	286,025	281,997
Series 2018-C04, 2.735%, due 12/25/30 (1 Month U.S. LIBOR + 2.550%) (c)	427,026	419,446
Series 2018-C05, 2.535%, due 01/25/31 (1 Month U.S. LIBOR + 2.350%) (c)	91,643	89,777
Series 2018-C06, 2.285%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (c)	495,944	482,552

	Par Value	Value
Fannie Mae REMICS
Series 2016-75, 3.000%, due 10/25/46	$1,093,805	$1,096,707
		5,058,516
Federal National Mortgage Association Interest-Only Strips — 1.7%
Fannie Mae Interest Strip
3.500%, due 04/25/44	4,515,183	520,602
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31	6,382,031	366,240
Series 2014-63, 3.500%, due 06/25/33	4,171,969	218,088
Series 2007-50, 6.266%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (c)	3,537,961	756,471
Series 2009-78, 6.556%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (c)	5,058,545	1,410,863
Series 2011-124, 6.316%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (c)	1,070,758	196,066
Series 2012-20, 6.266%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (c)	1,013,558	181,963
Series 2012-76, 5.816%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (c)	479,094	80,139

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9% (Continued)
Federal National Mortgage Association Interest-Only Strips — 1.7% (Continued)
Series 2014-28, 5.866%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (c)	$3,493,941	$577,225
Series 2017-53, 4.000%, due 07/25/47	715,955	47,455
Series 2008-22, 5.976%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (c)	2,353,737	566,258
		4,921,370
Government National Mortgage Association Interest-Only Strips — 0.6%
Other Securities (b)(c)		$1,714,458

Total Agency Mortgage-Backed Obligations (Cost $20,833,610)		$23,039,779

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.9%
Alternative Loan Trust 2006-OA6
Series FLT, 0.395%, due 07/25/46 (1 Month U.S. LIBOR + 0.210%) (c)	$1,737,018	$1,513,156
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.387%, due 09/15/48 (d)	1,000,000	1,025,581
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 3.851%, due 09/25/37	1,439,670	1,260,822

	Par Value	Value
CIM Trust 2016-1RR
Series 2016-1, 6.762%, due 07/26/55 (d)	$1,000,000	$884,300
CIM Trust 2016-2RR
Series 2016-2, 6.933%, due 02/25/56 (d)	1,000,000	867,000
CIM Trust 2016-3RR
Series 2016-3, 6.586%, due 02/27/56 (d)	1,000,000	877,000
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48 (a)	500,000	510,096
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49 (a)	118,248	120,243
CIM Trust 2019-J1
Series 2019-J1, 4.019%, due 08/25/49 (a)	194,681	193,482
GSAA Home Equity Trust 2005-6
Series 2005-6, 0.615%, due 06/25/35 (1 Month U.S. LIBOR + 0.430%) (c)	1,300,000	1,194,977
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (d)	1,400,000	1,265,337
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 0.565%, due 12/25/35 (1 Month U.S. LIBOR + 0.380%) (c)	1,000,000	906,460

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.9% (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
Series 2014-C17, 4.657%, due 08/15/47	$1,117,000	$1,036,651
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
Series 2015-C22, 4.368%, due 04/15/48	1,000,000	898,583
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.910%, due 10/25/49 (d)(e)	1,689,906	1,629,297
Verus Securitization Trust 2018-2
Series 2018-2, 4.426%, due 06/01/58 (d)	900,000	912,779
Other Securities (b)(c)(d)(e)		25,317,868
Total Non-Agency Mortgage-Backed Obligations (Cost $42,693,389)		$40,413,632

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.0%
Other Securities (b)(d)(e)		$5,718,297
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $7,034,444)		$5,718,297

	Par Value	Value
ASSET BACKED SECURITIES — 5.7%
BCAPB LLC Trust 2007-AB1
Series 2007-AB1, 4.869%, due 03/25/37	$3,687,127	$2,330,968
Countrywide Asset-Backed Certificates
Series 2006-6, 0.355%, due 09/25/36 (1 Month U.S. LIBOR + 0.170%) (c)	1,216,150	1,136,127
Helios Issuer LLC
Series 2017-1, 4.940%, due 09/20/49 (d)	1,032,579	1,011,015
Wingstop Funding 2018-1 LLC
Series 2018-1, 4.970%, due 12/05/48 (d)	990,000	1,026,115
Other Securities (b)(c)(d)(e)		10,961,485
Total Asset Backed Securities (Cost $18,052,049)		$16,465,710

COLLATERALIZED LOAN OBLIGATIONS — 3.8% (c)
Annisa CLO Ltd. 2016-2
Series 2016-R, 3.135%, due 07/20/31 (3 Month U.S. LIBOR + 2.000%) (d)	1,000,000	$942,390
Ares XLIX CLO Ltd.
Series 2018-49, 3.048%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (d)	1,000,000	942,061

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 3.8% (c) (Continued)
Palmer Square CLO 2018-3 Ltd.
2.692%, due 08/15/26 (3 Month U.S. LIBOR + 2.300%) (d)	$1,000,000	$929,140
Other Securities (b)(d)		8,338,454
Total Collateralized Loan Obligations (Cost $11,760,150)		11,152,045

CORPORATE BONDS — 19.3%
Basic Materials — 0.2%
Other Securities (b)(d)		$618,930

Communications — 3.7%
Other Securities (b)(c)(d)		10,802,200

Consumer, Cyclical — 2.5%
Other Securities (b)(c)(d)(f)		7,170,338

Consumer, Non-cyclical — 3.5%
Other Securities (b)(c)(d)		10,193,508

Energy — 1.3%
Other Securities (b)(c)(d)(e)		3,658,327

Financial — 3.9%
Other Securities (b)(c)(d)		11,325,069

Industrial — 1.8%
Other Securities (b)(c)(d)		5,221,217

Technology — 1.3%
Other Securities (b)(d)		3,634,151

Par Value	Value
Utilities — 1.1%
Other Securities (b)(c)(d)	$3,341,517

Total Corporate Bonds (Cost $54,903,738)	$55,965,257

FOREIGN BONDS — 19.8%
Argentina — 0.2%
Other Securities (b)(c)(f)	$442,062

Australia — 0.2%
Other Securities (b)(d)	573,543

Austria — 0.2%
Other Securities (b)(d)	556,871

Bermuda — 0.4%
Other Securities (b)(d)(e)	1,301,177

Brazil — 0.2%
Other Securities (b)(c)(d)	607,750

Britain — 0.5%
Other Securities (b)(c)(d)	1,322,322

British Virgin Islands — 0.4%
Other Securities (b)(d)	1,089,847

Canada — 2.9%
Other Securities (b)(c)(d)	8,503,841

Cayman Islands — 1.0%
Other Securities (b)(d)(e)	2,854,282

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 19.8% (Continued)
Chile — 0.7%
Other Securities (b)(c)(d)		$1,964,543

Colombia — 0.2%
Other Securities (b)(c)(d)		571,500

Dominican Republic — 0.2%
Other Securities (b)(d)		570,375

Finland — 0.1%
Other Securities (b)(d)		234,292

France — 0.1%
Other Securities (b)(c)(d)		309,886

Germany — 0.3%
Other Securities (b)(c)(d)		744,702

Greece — 0.1%
Other Securities (b)(d)		335,465

India — 0.4%
Other Securities (b)(d)		1,062,459

Indonesia — 1.4%
Other Securities (b)(d)		4,041,915

Ireland — 0.5%
Other Securities (b)(d)		1,427,341

Israel — 0.2%
Other Securities (b)(d)		649,651

		Par Value	Value
Italy — 0.1%
Other Securities (b)(d)			$217,103

Japan — 0.4%
Japan Government Five Year Bond
0.100%, due 12/20/23	JPY	90,400,000	843,979
Other Securities (b)(c)			383,390
			1,227,369
Jersey — 0.0% (g)
Other Securities (b)(d)			113,248

Luxembourg — 0.8%
Other Securities (b)(d)			2,232,721

Malaysia — 0.5%
Other Securities (b)(d)			1,372,667

Mauritius — 0.1%
Other Securities (b)(c)(d)			393,750

Mexico — 1.3%
Other Securities (b)(c)(d)(f)			3,635,220

Netherlands — 1.2%
Other Securities (b)(d)			3,363,972

New Zealand — 0.2%
Other Securities (b)			446,402

Norway — 0.6%
Other Securities (b)(c)(d)			1,859,514

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 19.8% (Continued)
Panama — 0.3%
Other Securities (b)(d)		$859,303

Peru — 0.7%
Other Securities (b)(c)(d)		2,171,225

Philippines — 0.4%
Other Securities (b)		1,262,517

Portugal — 0.4%
Other Securities (b)(d)		1,255,380

Puerto Rico — 0.1%
Other Securities (b)		296,525

Qatar — 0.3%
Other Securities (b)(d)		872,152

Saudi Arabia — 0.5%
Other Securities (b)(d)		1,546,809

Singapore — 1.1%
Other Securities (b)(c)(d)		3,092,006

South Korea — 0.1%
Other Securities (b)(d)		406,207

Spain — 0.2%
Other Securities (b)(d)		646,427

Sweden — 0.1%
Other Securities (b)(d)		371,274

Par Value	Value
United Arab Emirates — 0.2%
Other Securities (b)(d)	$650,357

Total Foreign Bonds (Cost $57,550,859)	57,455,972

BANK LOANS — 5.0% (c)
Other Securities (b)	$14,506,174
Total Bank Loans (Cost $15,091,304)	$14,506,174

Shares
COMMON STOCKS — 0.4%
Communications — 0.0% (g)
Other Securities (b)(h)	$35,404

Financial — 0.3%
Other Securities (b)	913,479

Industrial — 0.1%
Other Securities (b)	337,455

Total Common Stocks (Cost $1,608,953)	$1,286,338

PREFERRED STOCKS — 1.3%
Communications — 0.0% (g)
Other Securities (b)(d)(e)	$96,905

Consumer, Non-cyclical — 0.1%
Other Securities (b)	259,320

Financial — 0.2%
Other Securities (b)(c)	586,348

Industrial — 0.1%
Other Securities (b)	396,157

Technology — 0.1%
Other Securities (b)	284,159

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

	Par Value	Value
PREFERRED STOCKS — 1.3% (Continued)
Utilities — 0.8%
Other Securities (b)(f)		$2,160,376

Total Preferred Stocks (Cost $4,096,564)		$3,783,265

		Contracts	Notional Amount	Value
PURCHASED OTC OPTIONS — 0.0% (g)
Currency Call Options — 0.0% (g)
Australian Dollar, 9/14/20 at 0.64		2,406,000	$2,406,000	$9,602
Australian Dollar, 9/16/20 at 0.64		1,744,000	1,744,000	7,185
			4,150,000	16,787
Currency Put Options — 0.0% (g)
Canadian Dollar, 11/6/20 at 1.345		2,520,000	2,520,000	30,830
Japanese Yen, 8/17/20 at 105.25		101,000	101,000	732
Noregian Krone, 12/22/20 at 9.00		2,480,000	2,480,000	26,159
U.S. Dollar, 7/1/20 at 1.21	GBP	1,200,000	1,200,000	—
			6,301,000	57,721
Total Purchased OTC Options (Cost $95,777)				$74,508

		Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 5.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P		486,535		$4,553,964
Voya Floating Rate Fund - Class P		773,606		6,598,859
Voya High Yield Bond Fund - Class P		448,552		3,350,683
Total Affiliated Registered Investment Companies (Cost $15,365,661)				$14,503,506

SHORT-TERM INVESTMENT — 2.8%
Money Market Fund — 2.8%
First American Government Obligations Fund - Class X, 0.090% (i)(j)		8,295,111		$8,295,111
Total Short-Term Investment (Cost $8,295,111)				$8,295,111

Total Investments at Value — 99.9% (Cost $292,687,749)				$290,402,375
Other Assets in Excess of Liabilities — 0.1%				267,990
Net Assets — 100.0%				$290,670,365

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	June 30, 2020 (Unaudited)

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. The complete schedule of portfolio holdings is available (j) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

REMIC — Real Estate Mortgage Investment Conduit

LIBOR — London Interbank Offered Rate

(a)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.
(b)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of June 30, 2020.

(c)	Variable rate security. The rate listed is as of June 30, 2020.
(d)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2020, the value of these investments was $103,254,935, or 35.5% of total net assets.

(e)	Illiquid security. The total value of such securities is $3,246,896 as of June 30, 2020, representing 1.1% of net assets.
(f)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $835,725 (Note 7).
(g)	Represents less than 0.1%.
(h)	Non-income producing security.
(i)	Rate listed is the 7-day effective yield as of June 30, 2020.
(j)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $854,363.

GBP — British Pound

JPY — Japanese Yen

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts	June 30, 2020 (Unaudited)

FUTURES CONTRACTS	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	100	09/30/2020	$22,082,813	$5,212
5-Year U.S. Treasury Note Future	226	09/30/2020	28,417,734	67,011
10-Year U.S. Treasury Note Future	9	09/21/2020	1,252,547	5,060
CBOE VIX Future	7	08/19/2020	—	(10,409)
Euro BTP Italian Government Bond Future	3	09/08/2020	484,945	2,240
U.S. Treasury Long Bond Future	28	09/21/2020	6,108,375	(13,910)
Total Futures Contracts			$58,346,414	$55,204

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	50	09/21/2020	$6,958,594	$(14,519)
Euro Bund Future	2	09/08/2020	396,639	208
Ultra 10-Year U.S. Treasury Bond Future	17	09/21/2020	2,677,234	(8,081)
U.S. Treasury Long Bond Future	40	09/21/2020	7,142,500	(66,068)
Total Futures Contracts Sold Short			$17,174,967	$(88,460)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	June 30, 2020 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	9/16/2020	USD	199,711	NZD	21,685,939	$(1,174)
Barclays Capital, Inc.	8/14/2020	BRL	434,993	USD	345,407	6,949
Brown Brothers Harriman & Co.	7/17/2020	CAD	223,417,113	USD	350,052	(2,818)
Brown Brothers Harriman & Co.	7/17/2020	CHF	960,247	USD	872,758	(1,863)
Brown Brothers Harriman & Co.	7/17/2020	EUR	170,820	USD	164,220	(2,599)
Brown Brothers Harriman & Co.	7/17/2020	GBP	25,084,578	USD	364,624	(7,591)
Brown Brothers Harriman & Co.	7/17/2020	JPY	2,621,539	USD	1,019,113	6,804
Brown Brothers Harriman & Co.	7/17/2020	NOK	236,987	USD	192,864	(2,018)
Brown Brothers Harriman & Co.	7/17/2020	NZD	445,322	USD	353,380	7,398
Brown Brothers Harriman & Co.	7/17/2020	SEK	1,115,354	USD	824,477	(2,872)
Brown Brothers Harriman & Co.	7/17/2020	USD	1,085,500	AUD	1,218,674	(3,476)
Brown Brothers Harriman & Co.	7/17/2020	USD	339,943	CAD	190,713,037	9,325
Brown Brothers Harriman & Co.	7/17/2020	USD	1,463,517	CHF	3,968,336	(4,119)
Brown Brothers Harriman & Co.	7/17/2020	USD	1,155,000	GBP	1,561,554	4,589
Brown Brothers Harriman & Co.	7/17/2020	USD	2,596,789	JPY	3,604,409	9,798
Brown Brothers Harriman & Co.	7/17/2020	USD	715,441	NOK	76,870,090	3,364
Brown Brothers Harriman & Co.	7/17/2020	USD	1,000,487	NZD	1,258,793	964
Brown Brothers Harriman & Co.	7/17/2020	USD	295,692	SEK	455,918	1,509
CIBC, Toronto	9/16/2020	CAD	895,343	USD	811,839	(5,724)
Citigroup	9/16/2020	BRL	333,376	USD	261,893	8,713
Citigroup	7/17/2020	CAD	244	USD	58	4
Citigroup	9/16/2020	CAD	1,570,042	USD	1,155,000	1,664
Citigroup	7/17/2020	CHF	680,040	USD	581,622	6,423
Citigroup	8/14/2020	COP	200,483	USD	157,151	5,734
Citigroup	7/17/2020	EUR	476,957	USD	121	5
Citigroup	7/17/2020	GBP	1,748,287	USD	186,673	987

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2020 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Citigroup	8/7/2020	IDR	468,558	USD	324,282	$(897)
Citigroup	7/17/2020	SEK	443,461	USD	418,281	1,748
Citigroup	9/16/2020	SGD	470,484	USD	414,476	4,000
Citigroup	7/17/2020	USD	422,987	AUD	475,777	286
Citigroup	7/17/2020	USD	508,724	CHF	2,683,701	358
Citigroup	7/17/2020	USD	11,897	EUR	13,495	(124)
Citigroup	9/16/2020	USD	1,034,033	EUR	2,911,767	(2,748)
Citigroup	7/17/2020	USD	468,814	EUR	526,799	147
Citigroup	9/16/2020	USD	716,850	EUR	1,034,430	2,803
Citigroup	7/17/2020	USD	586,470	GBP	2,060,138	32,562
Citigroup	8/7/2020	USD	455,407	IDR	656,749	2,138
Citigroup	7/17/2020	USD	12,948	JPY	121,000	376
Citigroup	8/14/2020	USD	227,251	PEN	240,769	(787)
Citigroup	8/7/2020	USD	309,687	PLN	347,659	405
Citigroup	7/17/2020	USD	1,231,803	SEK	1,384,357	752
Deutsche Bank, London	7/17/2020	NOK	483,345	USD	310,372	1,548
Goldman Sachs Bank, USA	9/16/2020	EUR	2,789,793	USD	295,000	(5,074)
Goldman Sachs Bank, USA	9/16/2020	SGD	990,871	USD	682,191	1,679
Goldman Sachs Bank, USA	9/16/2020	USD	296,856	EUR	6,539,869	15,327
HSBC Bank, USA	9/16/2020	EUR	470,341	GBP	414,476	3,857
HSBC Bank, USA	9/16/2020	EUR	1,970,515	USD	1,449,375	2,321
HSBC Bank, USA	9/16/2020	GBP	1,165,000	EUR	1,305,625	5,557
HSBC Bank, USA	9/16/2020	NOK	34,154	EUR	9,886	(250)
ING Investment Management LLC	7/17/2020	GBP	1,662,407	USD	180,955	(2,513)
JPMChase, New York	9/16/2020	CAD	2,215,874	USD	1,949,300	21,979
JPMChase, New York	9/16/2020	EUR	577,500	CAD	782,945	698
JPMChase, New York	9/16/2020	EUR	2,194,783	USD	1,456,875	14,172
JPMChase, New York	9/16/2020	SEK	3,023,952	EUR	290,000	(1,551)
JPMChase, New York	9/16/2020	USD	360,906	CAD	430,925	(6,849)
JPMChase, New York	9/16/2020	USD	577,500	EUR	786,107	(1,632)
JPMChase, New York	8/14/2020	USD	783,361	PEN	824,412	2,833
Morgan Stanley Capital	7/17/2020	AUD	3,060,684	USD	290,000	(8,311)
Morgan Stanley Capital	7/17/2020	CHF	2,035,158	USD	357,072	1,539
Morgan Stanley Capital	7/17/2020	EUR	357,162	USD	286,048	2,680
Morgan Stanley Capital	7/17/2020	JPY	473,586	USD	339,290	617
Morgan Stanley Capital	7/17/2020	NOK	1,691,898	USD	182,560	(953)
Morgan Stanley Capital	7/17/2020	SEK	544,723	USD	419,448	564
Morgan Stanley Capital	7/17/2020	USD	259,404	AUD	287,500	(1,999)
Morgan Stanley Capital	9/16/2020	USD	175,728	CAD	1,676,501	1,539
Morgan Stanley Capital	7/17/2020	USD	239,137	CHF	2,239,941	(1,297)
Morgan Stanley Capital	7/17/2020	USD	296,577	EUR	334,141	(811)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2020 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	7/17/2020	USD	145,756	GBP	197,668	$147
Morgan Stanley Capital	9/16/2020	EUR	1,707,251	USD	1,410,484	6,471
Morgan Stanley Capital	9/16/2020	USD	280,027	EUR	30,128,834	691
Morgan Stanley Capital	9/16/2020	USD	283,188	NOK	2,652,576	(1,538)
Morgan Stanley Capital	7/17/2020	EUR	855,586	USD	682,371	9,962
Morgan Stanley Capital	7/17/2020	SEK	180,620	USD	173,575	(2,679)
Morgan Stanley Capital	7/17/2020	USD	361,985	NOK	570,145	(5,950)
Royal Bank of Canada, Toronto	9/16/2020	CAD	3,872,012	USD	1,010,008	4,030
Royal Bank of Canada, Toronto	9/17/2020	MXN	183,437	USD	176,250	(2,687)
Royal Bank of Canada, Toronto	9/16/2020	USD	265,819	AUD	2,513,715	(4,002)
Royal Bank of Canada, Toronto	9/16/2020	USD	430,700	CAD	4,118,720	2,764
Standard Chartered Securities N.A.	9/16/2020	GBP	828,494	EUR	933,368	(916)
State Street Bank, Boston	9/16/2020	CAD	2,371,944	EUR	1,743,750	3,682
State Street Bank, Boston	9/16/2020	CAD	657,089	USD	582,500	1,498
State Street Bank, Boston	9/16/2020	EUR	577,500	USD	517,537	8,387
State Street Bank, Boston	9/16/2020	GBP	1,162,500	EUR	1,775,539	313
State Street Bank, Boston	7/17/2020	GBP	38,807,161	USD	362,173	(2,687)
State Street Bank, Boston	9/16/2020	GBP	222,868	USD	196,312	2,228
State Street Bank, Boston	7/17/2020	NOK	5,813,051	USD	599,586	4,391
State Street Bank, Boston	9/16/2020	USD	1,271,839	JPY	1,322,546	20,542
State Street Bank, Boston	9/16/2020	USD	257,503	NOK	2,392,547	688

						$172,000

AUD — Australian Dollar

BRL — Brazillian Real

CAD — Canadian Dollar

CHF — Swiss Franc

COP — Colombian Peso

EUR — Euro

GBP — British Pound

IDR — Indian Rupee

JPY — Japanese Yen

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PEN — Peruvian Sol

PLN — Polish Zloty

SEK — Sedish Krona

SGD — Singpore Dollar

USD — U.S. Dollar

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Credit Default Swaps	June 30, 2020 (Unaudited)

Counterparty	Reference Entity	Protection	Fixed Rates	Termination Date	Payment Frequency
Morgan Stanley Capital	CDX North American Investment Grade Index	Buy	1.000%	06/20/2025	Quarterly
Morgan Stanley Capital	CDX North American Investment Grade Index	Sell	(1.000%)	12/20/2024	Quarterly
Morgan Stanley Capital	Prudential Financial, Inc.	Buy	1.000%	12/20/2024	Quarterly

Total Credit Default Swap Contracts

Reference Entity	Notional Amount	Value	Upfront Premium (Received) Paid	Unrealized Appreciation (Depreciation)
CDX North American Investment Grade Index	$203,000	$(2,321)	$993	$(3,314)
CDX North American Investment Grade Index	648,000	7,496	10,336	(2,840)
Prudential Financial, Inc.	445,000	(9,798)	(11,167)	1,369

Total Credit Default Swap Contracts		$(4,623)	$162	$(4,785)

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Centrally Cleared Interest Rate Swaps	June 30, 2020 (Unaudited)

Counterparty	Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	(3MO LIBOR)	0.357%	06/29/2025	Quarterly	$13,260,500	$(22,929)	$(22,929)
Morgan Stanley Capital	(3MO LIBOR)	0.358%	06/29/2025	Quarterly	13,260,500	(23,623)	(23,623)

Total Interest Rate Swap Contracts							$(46,552)

LIBOR — London Interbank Offered Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities June 30, 2020 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO
ASSETS:
Investments in unaffiliated securities, at value* (Note 2)	$239,681,316	$163,538,316	$40,410,668	$31,485,589
Receivable for capital shares sold	60,944	72,626	14,494	17,286
Receivable for investment securities sold	573,772	—	465,150	211,467
Securities lending income receivable	3	801	178	393
Dividends and interest receivable	57,617	189,449	10,304	33,704
Foreign withholding tax reclaims receivable	12,682	11,833	—	—
Other assets	42,314	25,953	21,938	30,320
Total Assets	240,428,648	163,838,978	40,922,732	31,778,759
LIABILITIES:
Payable upon return of securities loaned (Note 7)	—	1,121,290	954,222	293,576
Payable for capital shares redeemed	155,626	181,966	15,295	16,362
Payable for investment securities purchased	603,436	—	320,331	85,717
Investment advisory fees payable (Note 3)	146,098	104,351	16,972	7,938
Distribution fees payable (Note 4)	25,051	934	14,330	780
Shareholder service fees payable (Note 4)	30,678	15,784	5,035	3,957
Administration fees payable	12,107	8,289	3,307	2,335
Foreign withholding tax payable	1,002	2,180	—	—
Accrued expenses and other payable (Note 3)	14,705	17,544	17,571	14,304
Total Liabilities	988,703	1,452,338	1,347,063	424,969
NET ASSETS	$239,439,945	$162,386,640	$39,575,669	$31,353,790
* Includes value of securities on loan	$—	$1,076,590	$962,906	$285,272

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2020 (Unaudited)

	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Investments in unaffiliated securities, at value* (Note 2)	$186,223,244	$270,927,648	$275,898,869
Investments in affiliated securities, at value (Note 5)	—	—	14,503,506
Pledged collateral			80,000
Foreign currency, at value	—	351	442,969
Receivable for foreign currency	—	6,300	—
Swap receivable	—	—	—
Margin deposits for futures contracts	—	—	701,025
Margin deposits for swap contracts	—	—	800,000
Receivable for capital shares sold	27,480	111,771	147,720
Receivable for investment securities sold	—	2,335,009	1,352,845
Recievable for return of capital	68	1,262	—
Swap premium paid	—	—	11,299
Unrealized appreciation on foreign forward currency contracts (Note 6)	—	—	262,509
Unrealized appreciation on swaps	—	—	1,369
Securities lending income receivable	1,142	—	670
Dividends and interest receivable	147,223	547,311	2,076,832
Foreign withholding tax reclaims receivable	377	1,224,040	2,942
Other assets	24,087	58,600	46,740
Total Assets	186,423,621	275,212,292	296,329,295
LIABILITIES:
Net variation margin payable on futures contracts	—	—	111,829
Swap premium received	—	—	11,167
Unrealized depreciation on swaps	—	—	52,706
Payable to custodian	30,595	—	357,524
Payable upon return of securities loaned (Note 7)	1,100,581	—	854,363
Distributions payable	—	—	16,491
Payable for capital shares redeemed	48,247	181,208	951,628
Payable for investment securities purchased	—	109,970	2,966,995
Net unrealized depreciation on currency contracts	—	13	—
Unrealized depreciation on foreign forward currency contracts (Note 6)	—	—	90,509
Investment advisory fees payable (Note 3)	14,986	198,724	137,859
Distribution fees payable (Note 4)	109,884	409	376
Shareholder service fees payable (Note 4)	7,748	19,547	30,190
Administration fees payable	10,933	12,016	11,351
Foreign withholding tax payable	34	49,515	—
Accrued expenses and other payable (Note 3)	40,885	72,252	65,942
Total Liabilities	1,363,893	643,654	5,658,930
NET ASSETS	$185,059,728	$274,568,638	$290,670,365
* Includes value of securities on loan	$1,082,131	$—	$835,725

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2020 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO
NET ASSETS CONSIST OF:
Paid-in capital	$121,566,839	$175,883,587	$27,886,926	$41,741,437
Accumulated earnings (defecit)	117,873,106	(13,496,947)	11,688,743	(10,387,647)

NET ASSETS	$239,439,945	$162,386,640	$39,575,669	$31,353,790

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$65,825,751	$4,546,358	$8,633,547	$3,877,749
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,510,218	284,791	330,169	238,826
Net asset value, offering and redemption price per share	$43.59	$15.96	$26.15	$16.24

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$173,614,194	$157,840,282	$30,942,122	$27,476,041
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	3,596,773	9,995,672	1,077,968	1,653,640
Net asset value, offering and redemption price per share	$48.27	$15.79	$28.70	$16.62

Investments in unaffiliated securities, at cost (Note 2)	$136,011,245	$162,426,813	$30,971,791	$37,334,925
Cash collateral for securities on loan, at cost	$—	$1,121,290	$954,222	$293,576

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2020 (Unaudited)

	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$48,324,374	$248,821,952	$293,504,864
Accumulated earnings (defecit)	136,735,354	25,746,686	(2,834,499)

NET ASSETS	$185,059,728	$274,568,638	$290,670,365

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$147,183,697	$2,025,475	$1,894,570
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	6,638,541	193,517	189,243
Net asset value, offering and redemption price per share (a)	$22.17	$10.47	$10.01

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$37,876,031	$272,543,163	$288,775,795
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	1,705,822	26,430,276	29,004,212
Net asset value, offering and redemption price per share (a)	$22.20	$10.31	$9.96

Investments in unaffiliated securities, at cost (Note 2)	$58,313,751	$245,552,206	$277,322,088
Investments in affiliated securities, at cost (Note 5)	$—	$—	$15,365,661
Cash collateral for securities on loan, at cost	$1,100,581	$—	$854,363
Foreign currency, at cost	$—	$362	$446,340

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Six Months Ended June 30, 2020 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$1,013,310	$2,532,462	$111,381	$428,818
Interest	8,422	14,942	4,849	3,906
Income from securities lending (Note 7)	167	7,719	1,101	5,135
Foreign taxes withheld	—	(6,298)	(197)	(381)
Total income	1,021,899	2,548,825	117,134	437,478

EXPENSES:
Investment advisory fee (Note 3)	836,108	654,164	207,449	177,953
Distribution (12b-1) fees (Note 4)
Investment Class	76,324	6,153	10,722	5,165
Shareholder Service fees (Note 4)
Investment Class	41,388	2,723	3,660	2,472
Institutional Class	41,676	38,380	14,282	13,279
Administration and accounting fees (Note 3)	54,393	45,065	19,501	19,096
Transfer agent fees (Note 3)	27,362	17,511	21,294	20,600
Directors’ fees and expenses (Note 3)	24,521	19,477	5,690	4,792
Professional fees	20,389	18,398	13,920	14,359
Registration and filing fees	18,669	18,778	17,844	17,941
Printing expense	17,026	13,708	9,754	11,718
Insurance expense	7,167	6,621	2,083	1,994
Custodian fees (Note 3)	7,037	5,416	4,390	7,600
Other	4,463	4,461	2,172	2,083
Pricing costs	3,005	4,372	5,731	9,121
Total expenses	1,179,528	855,227	338,492	308,173
Previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser (Note 3)	1,464	—	—	—
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(2,470)	—	(59,306)	(72,716)
Fees paid indirectly (Note 4)	(3,573)	(4,741)	(945)	(404)
Net expenses	1,174,949	850,486	278,241	235,053

Net investment income (loss)	(153,050)	1,698,339	(161,107)	202,425

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2020 (Unaudited)

	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$1,770,217	$3,460,067	$131,324
Dividends from affiliated securities	—	—	298,209
Interest	8,213	7,717	6,029,065
Income from securities lending (Note 7)	4,603	1,503	4,687
Foreign taxes withheld	(130)	(352,792)	(19,977)
Total income	1,782,903	3,116,495	6,443,308

EXPENSES:
Investment advisory fee (Note 3)	91,582	1,532,173	835,878
Distribution (12b-1) fees (Note 4)
Investment Class	181,249	2,578	2,298
Shareholder Service fees (Note 4)
Investment Class	50,050	1,344	1,191
Institutional Class	4,217	58,174	75,036
Administration and accounting fees (Note 3)	55,998	80,230	74,136
Pricing costs	27,842	81,983	107,736
Directors’ fees and expenses (Note 3)	20,480	35,584	30,198
Registration and filing fees	19,838	20,481	20,505
Transfer agent fees (Note 3)	17,294	31,527	13,555
Professional fees	16,558	29,477	25,486
Printing expense	9,668	21,792	16,972
Insurance expense	6,431	12,878	10,427
Custodian fees (Note 3)	4,812	71,351	22,834
Other	4,728	7,405	14,348
Total expenses	510,747	1,986,977	1,250,600
Previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser (Note 3)	—	—	9,565
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	—	(69,889)	(19,285)
Fees paid indirectly (Note 4)	—	(1,749)	—
Net expenses	510,747	1,915,339	1,240,880

Net investment income	1,272,156	1,201,156	5,202,428

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2020 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gains (losses) from:
Sale of unaffiliated investments	$11,172,252	$(16,100,364)	$2,058,421	$(5,629,177)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	13,882,036	(27,419,430)	(5,433,566)	(9,419,143)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	25,054,288	(43,519,794)	(3,375,145)	(15,048,320)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,901,238	$(41,821,455)	$(3,536,252)	$(14,845,895)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2020 (Unaudited)

	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gains (losses) from:
Sale of unaffiliated investments	$6,727,968	$1,656,095	$(160,385)
Sale of affiliated investment company shares	—	—	(244,713)
Futures contracts	—	—	799,301
Forward currency contracts	—	—	775,388
Option contracts written			(104,168)
Swaption contracts	—	—	50,620
Swap contracts	—	—	449,764
Foreign currency transactions	—	(63,318)	(584,612)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(17,620,686)	(37,117,542)	(9,386,542)
Investments in affiliated investment company shares	—	—	(871,627)
Futures contracts	—	—	14,676
Forward currency contracts	—	—	264,993
Option contracts written			(11,179)
Swaption contracts	—	—	31,514
Swap contracts	—	—	(130,756)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	(2,201)	(5,244)
Net realized and unrealized losses on investments and foreign currency transactions	(10,892,718)	(35,526,966)	(9,112,970)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,620,562)	$(34,325,810)	$(3,910,542)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS:
Net investment income (loss)	$(153,050)	$(339,344)	$1,698,339	$3,559,010
Net realized gains (losses) on investments and foreign currency transactions	11,172,252	20,142,826	(16,100,364)	8,139,204
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	13,882,036	34,474,002	(27,419,430)	29,829,191
Net increase (decrease) in net assets resulting from operations	24,901,238	54,277,484	(41,821,455)	41,527,405

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	—	(5,944,837)	—	(337,008)
Institutional Class shares	—	(12,601,642)	—	(11,094,059)
Total distributions to shareholders	—	(18,546,479)	—	(11,431,067)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	743,368	686,416	309,714	421,496
Shares issued as reinvestment of distributions	—	5,836,404	—	329,791
Redemption fees (Note 2)	—	—	—	—
Shares redeemed	(6,228,716)	(8,354,574)	(586,367)	(670,072)
Net increase (decrease) in net assets from Investment Class share transactions	(5,485,348)	(1,831,754)	(276,653)	81,215

Institutional Class shares:
Shares sold	48,875,712	9,855,634	55,433,545	12,864,976
Shares issued as reinvestment of distributions	—	10,719,273	—	9,409,983
Shares redeemed	(39,781,008)	(48,244,561)	(43,087,582)	(48,003,488)
Net increase (decrease) in net assets from Institutional Class share transactions	9,094,704	(27,669,654)	12,345,963	(25,728,529)

Net increase (decrease) in net assets	28,510,594	6,229,597	(29,752,145)	4,449,024

NET ASSETS:
Beginning of period	210,929,351	204,699,754	192,138,785	187,689,761
End of period	$239,439,945	$210,929,351	$162,386,640	$192,138,785

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS:
Net investment income (loss)	$(161,107)	$(283,903)	$202,425	$520,092
Net realized gains (losses) on investments and foreign currency transactions	2,058,421	2,328,547	(5,629,177)	1,618,602
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(5,433,566)	12,291,832	(9,419,143)	8,882,880
Net increase (decrease) in net assets resulting from operations	(3,536,252)	14,336,476	(14,845,895)	11,021,574

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	—	(186,475)	—	(35,071)
Institutional Class shares	—	(924,937)	—	(495,908)
Total distributions to shareholders	—	(1,111,412)	—	(530,979)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	320,511	1,246,005	349,828	679,171
Shares issued as reinvestment of distributions	—	179,882	—	34,254
Redemption fees (Note 2)	—	—	—	—
Shares redeemed	(1,101,853)	(1,811,572)	(464,332)	(1,100,900)
Net decrease in net assets from Investment Class share transactions	(781,342)	(385,685)	(114,504)	(387,475)

Institutional Class shares:
Shares sold	3,097,395	5,921,182	5,037,530	6,828,448
Shares issued as reinvestment of distributions	—	722,175	—	392,381
Shares redeemed	(22,328,085)	(9,123,701)	(19,156,034)	(8,631,383)
Net decrease in net assets from Institutional Class share transactions	(19,230,690)	(2,480,344)	(14,118,504)	(1,410,554)

Net increase (decrease) in net assets	(23,548,284)	10,359,035	(29,078,903)	8,692,566

NET ASSETS:
Beginning of period	63,123,953	52,764,918	60,432,693	51,740,127
End of period	$39,575,669	$63,123,953	$31,353,790	$60,432,693

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS:
Net investment income	$1,272,156	$2,631,960	$1,201,156	$5,199,533
Net realized gains on investments and foreign currency transactions	6,727,968	8,422,576	1,592,777	3,203,764
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(17,620,686)	37,385,574	(37,119,743)	73,534,836
Net increase (decrease) in net assets resulting from operations	(9,620,562)	48,440,110	(34,325,810)	81,928,133

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	—	(7,922,684)	—	(32,308)
Institutional Class shares	—	(2,090,482)	—	(6,473,039)
Total distributions to shareholders	—	(10,013,166)	—	(6,505,347)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	8,470,493	8,508,397	251,220	826,011
Shares issued as reinvestment of distributions	—	7,573,348	—	31,053
Redemption fees (Note 2)	—	—	18	12
Shares redeemed	(17,047,099)	(19,096,998)	(641,288)	(1,597,668)
Net decrease in net assets from Investment Class share transactions	(8,576,606)	(3,015,253)	(390,050)	(740,592)

Institutional Class shares:
Shares sold	11,900,906	1,993,561	19,349,469	34,938,751
Shares issued as reinvestment of distributions	—	1,625,890	—	5,712,008
Redemption fees (Note 2)	—	—	1,751	1,085
Shares redeemed	(11,023,845)	(2,958,372)	(100,172,000)	(111,700,307)
Net increase (decrease) in net assets from Institutional Class share transactions	877,061	661,079	(80,820,780)	(71,048,463)

Net increase (decrease) in net assets	(17,320,107)	36,072,770	(115,536,640)	3,633,731

NET ASSETS:
Beginning of period	202,379,835	166,307,065	390,105,278	386,471,547
End of period	$185,059,728	$202,379,835	$274,568,638	$390,105,278

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS:
Net investment income	$5,202,428	$11,280,351
Net realized gains (losses) on investments and foreign currency transactions	981,195	(327,567)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(10,094,165)	18,277,975
Net increase (decrease) in net assets resulting from operations	(3,910,542)	29,230,759

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	(33,361)	(67,099)
Institutional Class shares	(5,345,532)	(12,291,570)
Total distributions to shareholders	(5,378,893)	(12,358,669)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	294,426	692,417
Shares issued as reinvestment of distributions	32,338	64,651
Shares redeemed	(273,503)	(804,326)
Net increase (decrease) in net assets from Investment Class share transactions	53,261	(47,258)

Institutional Class shares:
Shares sold	48,601,245	29,953,178
Shares issued as reinvestment of distributions	5,304,052	12,206,181
Shares redeemed	(51,348,264)	(75,699,762)
Net increase (decrease) in net assets from Institutional Class share transactions	2,557,033	(33,540,403)

Net decrease in net assets	(6,679,141)	(16,715,571)

NET ASSETS:
Beginning of period	297,349,506	314,065,077
End of period	$290,670,365	$297,349,506

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$38.88		$33.33	$39.53	$33.93	$36.82	$38.66

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.07)		(0.15)	(0.20)	(0.08)	0.04	(0.14)
Net realized and unrealized gains (losses) on investments	4.78		9.61	(0.35)	9.24	1.26	2.53
Total from investment operations	4.71		9.46	(0.55)	9.16	1.30	2.39

Less distributions:
From net investment income	—		—	—	—	(0.01)	—
From realized capital gains	—		(3.91)	(5.65)	(3.56)	(4.18)	(4.23)
Total distributions	0.00		(3.91)	(5.65)	(3.56)	(4.19)	(4.23)

Net asset value, end of period	$43.59		$38.88	$33.33	$39.53	$33.93	$36.82

Total return (b)	12.11	%(c)	28.61%	(1.90%)	26.93%	3.33%	6.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$65,826		$64,470	$56,671	$64,130	$62,634	$107,381
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.29	%(e)	1.30%	1.31%	1.30%	1.32%	1.33%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.30	%(e)	1.32%	1.31%	1.30%	1.32%	1.34%
Net investment income (loss)	(0.38	%)(e)	(0.37%)	(0.48%)	(0.21%)	0.10%	(0.34%)
Portfolio turnover rate	40	%(c)	43%	69%	51%	75%	104%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.29% and 1.30% for the period ended June 30, 2020 and the year ended December 31, 2019, respectively (Note 3).

(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.30%, 1.32% 1.31%, 1.30%, 1.32%, and 1.34% for the period ended June 30, 2020, and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$42.99		$36.41	$42.53	$36.19	$39.04	$40.62

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)		(0.03)	(0.07)	0.05	0.15	(0.01)
Net realized and unrealized gains (losses) on investments	5.29		10.52	(0.40)	9.87	1.34	2.66
Total from investment operations	5.28		10.49	(0.47)	9.92	1.49	2.65

Less distributions:
From net investment income	—		—	—	(0.02)	(0.16)	—
From realized capital gains	—		(3.91)	(5.65)	(3.56)	(4.18)	(4.23)
Total distributions	0.00		(3.91)	(5.65)	(3.58)	(4.34)	(4.23)

Net asset value, end of period	$48.27		$42.99	$36.41	$42.53	$36.19	$39.04

Total return (b)	12.28	%(c)	29.02%	(1.58%)	27.35%	3.61%	6.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$173,614		$146,459	$148,029	$170,708	$152,167	$122,219
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	0.96	%(d)	1.00%	0.98%	0.98%	1.04%	1.01%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	0.97	%(d)	1.00%	0.99%	0.98%	1.04%	1.02%
Net investment income (loss)	(0.04	%)(d)	(0.07%)	(0.16%)	0.11%	0.37%	(0.02%)
Portfolio turnover rate	40	%(c)	43%	69%	51%	75%	104%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.97%, 1.00% 0.99%, 0.98%, 1.04%, and 1.02% for the period ended June 30, 2020, and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$20.11		$17.22	$21.18	$20.40	$18.62	$21.19

Income (loss) from investment operations:
Net investment income (a)	0.14		0.31	0.29	0.30	0.37	0.20
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(4.29)		3.74	(2.73)	2.67	2.56	(1.33)
Total from investment operations	(4.15)		4.05	(2.44)	2.97	2.93	(1.13)

Less distributions:
From net investment income	—		(0.32)	(0.29)	(0.30)	(0.14)	(0.19)
From realized capital gains	—		(0.84)	(1.23)	(1.89)	(1.01)	(1.25)
Total distributions	0.00		(1.16)	(1.52)	(2.19)	(1.15)	(1.44)

Net asset value, end of period	$15.96		$20.11	$17.22	$21.18	$20.40	$18.62

Total return (b)	(20.64	%)(c)	23.63%	(11.71%)	14.64%	15.73%	(5.33%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,546		$6,070	$5,137	$6,547	$10,112	$52,864
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.28	%(d)	1.26%	1.24%	1.26%	1.26%	1.27%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.29	%(d)	1.26%	1.24%	1.26%	1.27%	1.29%
Net investment income	1.64	%(d)	1.61%	1.40%	1.38%	1.87%	0.96%
Portfolio turnover rate	31	%(c)	48%	65%	39%	174%	55%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.28%, 1.26%, 1.24%, 1.26%, 1.26%, and 1.27% for the period ended June 30, 2020, and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$19.86		$17.01	$20.95	$20.20	$18.67	$21.24

Income (loss) from investment operations:
Net investment income (a)	0.16		0.36	0.35	0.36	0.40	0.26
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(4.23)		3.71	(2.71)	2.65	2.55	(1.33)
Total from investment operations	(4.07)		4.07	(2.36)	3.01	2.95	(1.07)

Less distributions:
From net investment income	—		(0.38)	(0.35)	(0.37)	(0.41)	(0.25)
From realized capital gains	—		(0.84)	(1.23)	(1.89)	(1.01)	(1.25)
Total distributions	—		(1.22)	(1.58)	(2.26)	(1.42)	(1.50)

Net asset value, end of period	$15.79		$19.86	$17.01	$20.95	$20.20	$18.67

Total return (b)	(20.49	%)(c)	23.99%	(11.47%)	14.99%	15.78%	(5.07%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$157,840		$186,069	$182,553	$151,923	$175,497	$53,343
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	0.97	%(d)	0.98%	0.97%	0.98%	1.04%	1.01%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	0.97	%(d)	0.98%	0.97%	0.98%	1.05%	1.02%
Net investment income	1.96	%(d)	1.88%	1.70%	1.67%	2.09%	1.23%
Portfolio turnover rate	31	%(c)	48%	65%	39%	174%	55%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.97%, 0.98%, 0.97%, 0.98%, 1.04%, and 1.01% for the period ended June 30, 2020, and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$27.09		$21.71	$25.05	$24.41	$22.64	$23.44

Income (loss) from investment operations:
Net investment loss (a)	(0.11)		(0.17)	(0.17)	(0.19)	(0.15)	(0.15)
Net realized and unrealized gains (losses) on investments	(0.83)		6.07	(1.75)	3.51	4.80	0.70
Total from investment operations	(0.94)		5.90	(1.92)	3.32	4.65	0.55

Less distributions:
From realized capital gains	—		(0.52)	(1.42)	(2.68)	(2.88)	(1.35)

Net asset value, end of period	$26.15		$27.09	$21.71	$25.05	$24.41	$22.64

Total return (b)	(3.47	%)(c)	27.23%	(7.87%)	13.66%	20.44%	2.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,634		$9,823	$8,162	$11,386	$8,633	$12,642
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35	%(d)	1.35%	1.35%	1.48%	1.51%	1.46%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.61	%(d)	1.54%	1.54%	1.64%	1.60%	1.64%
Net investment loss	(0.86	%)(d)	(0.67%)	(0.65%)	(0.75%)	(0.57%)	(0.59%)
Portfolio turnover rate	28	%(c)	67%	92%	110%	114%	63%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.61%, 1.53%, 1.54%, 1.60%, 1.64% and 1.56% for the period ended June 30, 2020, and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$29.70		$23.70	$27.14	$26.18	$24.04	$24.75

Income (loss) from investment operations:
Net investment loss (a)	(0.08)		(0.12)	(0.11)	(0.14)	(0.08)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.92)		6.64	(1.91)	3.78	5.10	0.71
Total from investment operations	(1.00)		6.52	(2.02)	3.64	5.02	0.64

Less distributions:
From realized capital gains	—		(0.52)	(1.42)	(2.68)	(2.88)	(1.35)

Net asset value, end of period	$28.70		$29.70	$23.70	$27.14	$26.18	$24.04

Total return (b)	(3.37	%)(c)	27.56%	(7.63%)	13.96%	20.79%	2.53%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,942		$53,301	$44,603	$36,599	$28,454	$14,414
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10	%(d)	1.10%	1.10%	1.23%	1.27%	1.19%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.34	%(d)	1.27%	1.27%	1.34%	1.33%	1.36%
Net investment loss	(0.62	%)(d)	(0.43%)	(0.37%)	(0.47%)	(0.32%)	(0.28%)
Portfolio turnover rate	28	%(c)	67%	92%	110%	114%	63%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.33%, 1.26%, 1.27%, 1.33%, 1.33% and 1.5% for the period ended June 30, 2020, and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$21.85		$18.13	$22.99	$23.75	$20.74	$22.86

Income (loss) from investment operations:
Net investment income (loss) (a)	0.07		0.14	0.05	(0.05)	0.10	0.01
Net realized and unrealized gains (losses) on investments	(5.68)		3.72	(3.77)	2.09	4.99	(0.89)
Total from investment operations	(5.61)		3.86	(3.72)	2.04	5.09	(0.88)

Less distributions:
From net investment income	—		(0.14)	(0.05)	—	(0.09)	(0.00	)(b)
From capital gains	—		—	(1.09)	(2.80)	(1.99)	(1.24)
Total distributions	—		(0.14)	(1.14)	(2.80)	(2.08)	(1.24)

Net asset value, end of period	$16.24		$21.85	$18.13	$22.99	$23.75	$20.74

Total return (c)	(25.68	%)(d)	21.32%	(16.35%)	8.65%	24.86%	(3.83%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,878		$5,355	$4,792	$6,305	$9,097	$14,287
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35	%(e)	1.35%	1.35%	1.45%	1.51%	1.49%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.76	%(e)	1.56%	1.57%	1.69%	1.60%	1.67%
Net investment income (loss)	0.78	%(e)	0.69%	0.21%	(0.25%)	0.48%	0.06%
Portfolio turnover rate	25	%(d)	168%	74%	88%	99%	49%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.76%, 1.55%, 1.58%, 1.67%, 1.59%, and 1.67% for the period ended June 30, 2020, and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$22.33		$18.53		$23.49	$24.14	$21.08	$23.21

Income (loss) from investment operations:
Net investment income (a)	0.09		0.19		0.11	0.01	0.16	0.08
Net realized and unrealized gains (losses) on investments	(5.80)		3.81		(3.88)	2.14	5.08	(0.90)
Total from investment operations	(5.71)		4.00		(3.77)	2.15	5.24	(0.82)

Less distributions:
From net investment income	—		(0.20)		(0.10)	—	(0.19)	(0.07)
From realized capital gains	—		—		(1.09)	(2.80)	(1.99)	(1.24)
Total distributions	—		(0.20)		(1.19)	(2.80)	(2.18)	(1.31)

Net asset value, end of period	$16.62		$22.33		$18.53	$23.49	$24.14	$21.08

Total return (b)	(25.57	%)(c)	21.60%		(16.17%)	8.97%	25.16%	(3.52%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$27,476		$55,078		$46,948	$33,919	$31,698	$13,727
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10	%(d)	1.10	%(f)	1.10%	1.19%	1.27%	1.18%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.44	%(d)	1.28%		1.26%	1.37%	1.33%	1.36%
Net investment income	0.99	%(d)	0.92%		0.53%	0.07%	0.73%	0.36%
Portfolio turnover rate	25	%(c)	168%		74%	88%	99%	49%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.44%, 1.27%, 1.27%, 1.35%, 1.32%, and 1.35% for the period ended June 30, 2020, and the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively (Note 4).

(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016		Year Ended 12/31/2015
Net asset value, beginning of period	$22.93		$18.58	$20.83	$18.86	$17.78		$18.01

Income (loss) from investment operations:
Net investment income (a)	0.14		0.31	0.31	0.29	0.27		0.24
Net realized and unrealized gains (losses) on investments	(0.90)		5.20	(1.45)	3.52	1.96		(0.22)
Total from investment operations	(0.76)		5.51	(1.14)	3.81	2.23		0.02

Less distributions:
From net investment income	—		(0.30)	(0.30)	(0.27)	(0.39)		(0.25)
From realized capital gains	—		(0.86)	(0.81)	(1.57)	(0.76)		—
Total distributions	0.00		(1.16)	(1.11)	(1.84)	(1.15)		(0.25)

Net asset value, end of period	$22.17		$22.93	$18.58	$20.83	$18.86		$17.78

Total return (b)	(3.31	%)(c)	29.74%	(5.60%)	20.20%	12.51%		0.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$147,184		$162,114	$134,197	$149,342	$132,669		$159,709
Operating expenses	0.62	%(d)	0.62%	0.60%	0.62%	0.67	%(e)	0.64	%(e)
Net investment income	1.33	%(d)	1.34%	1.42%	1.39%	1.49%		1.35%
Portfolio turnover rate	7	%(c)	3%	1%	3%	5%		6%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.67% and 0.64% for the years ended December 31, 2016 and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016		Year Ended 12/31/2015
Net asset value, beginning of period	$22.93		$18.58	$20.83	$18.85	$17.78		$18.00

Income (loss) from investment operations:
Net investment income (a)	0.17		0.37	0.37	0.35	0.33		0.29
Net realized and unrealized gains (losses) on investments	(0.90)		5.20	(1.46)	3.53	1.95		(0.22)
Total from investment operations	(0.73)		5.57	(1.09)	3.88	2.28		0.07

Less distributions:
From net investment income	—		(0.36)	(0.35)	(0.33)	(0.45)		(0.29)
From realized capital gains	—		(0.86)	(0.81)	(1.57)	(0.76)		—
Total distributions	0.00		(1.22)	(1.16)	(1.90)	(1.21)		(0.29)

Net asset value, end of period	$22.20		$22.93	$18.58	$20.83	$18.85		$17.78

Total return (b)	(3.18	%)(c)	30.08%	(5.32%)	20.57%	12.81%		0.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$37,876		$40,266	$32,110	$35,066	$40,860		$59,065
Operating expenses	0.32	%(d)	0.33%	0.33%	0.33%	0.36	%(e)	0.41	%(e)
Net investment income	1.63	%(d)	1.61%	1.70%	1.67%	1.80%		1.59%
Portfolio turnover rate	7	%(c)	3%	1%	3%	5%		6%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.36% and 0.41% for the years ended December 31, 2016 and 2015, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$11.37		$9.32	$11.19	$8.92	$8.90	$9.06

Income (loss) from investment operations:
Net investment income (a)	0.03		0.12	0.10	0.08	0.10	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.93)		2.07	(1.51)	2.20	0.07	(0.23)
Total from investment operations	(0.90)		2.19	(1.41)	2.28	0.17	(0.14)

Less distributions:
From net investment income	—		(0.14)	(0.04)	(0.01)	(0.15)	(0.02)
From realized capital gains	—		—	(0.42)	—	—	—
Total distributions	0.00		(0.14)	(0.46)	(0.01)	(0.15)	(0.02)

Redemption fees (Note 2)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value, end of period	$10.47		$11.37	$9.32	$11.19	$8.92	$8.90

Total return (c)	(7.92	%)(d)	23.52%	(12.66%)	25.54%	1.88%	(1.55%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,026		$2,612	$2,789	$4,176	$11,290	$3,438
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.50	%(f)	1.50%	1.51%	1.51%	1.52%	1.50%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (g)	1.64	%(f)	1.63%	1.59%	1.55%	1.65%	1.75%
Net investment income	0.54	%(f)	1.21%	1.02%	0.87%	1.19%	0.99%
Portfolio turnover rate	23	%(d)	54%	96%	62%	79%	84%

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.50% and 1.50% for the years ended December 31, 2018 and 2017, respectively (Note 3).

(f)	Annualized.
(g)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.64% and 1.63% for the period ended June 30, 2020 and the year ended December 31, 2019, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016	Year Ended 12/31/2015
Net asset value, beginning of period	$11.19		$9.19		$11.04		$8.81		$8.78	$8.99

Income (loss) from investment operations:
Net investment income (a)	0.04		0.14		0.13		0.10		0.12	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.92)		2.05		(1.49)		2.18		0.07	(0.21)
Total from investment operations	(0.88)		2.19		(1.36)		2.28		0.19	(0.12)

Less distributions:
From net investment income	—		(0.19)		(0.07)		(0.05)		(0.16)	(0.09)
From realized capital gains	—		—		(0.42)		—		—	—
Total distributions	0.00		(0.19)		(0.49)		(0.05)		(0.16)	(0.09)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of period	$10.31		$11.19		$9.19		$11.04		$8.81	$8.78

Total return (c)	(7.86	%)(d)	23.81%		(12.39%)		25.92%		2.16%	(1.37%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$272,553		$387,493		$383,682		$351,136		$258,311	$176,937
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.25	%(f)	1.25	%(e)	1.27	%(e)	1.26	%(g)	1.27%	1.25%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly	1.29	%(f)	1.29	%(h)	1.25%		1.26%		1.32%	1.29%
Net investment income	0.79	%(f)	1.39%		1.28%		1.02%		1.44%	1.00%
Portfolio turnover rate	23	%(d)	54%		96%		62%		79%	84%

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% (Note 3).

(f)	Annualized.
(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.25% for the year ended December 31, 2017.

(h)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.29% and 1.25% for the period ending June 30, 2020 and the year ended December 31, 2019, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.42		$9.88		$10.25	$10.14		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.17		0.35		0.32	0.35		0.21
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.40)		0.58		(0.39)	0.22		0.18
Total from investment operations	(0.23)		0.93		(0.07)	0.57		0.39

Less distributions:
From net investment income	(0.18)		(0.39)		(0.30)	(0.42)		(0.18)
From realized capital gains	—		—		—	(0.04)		(0.07)
Total distributions	(0.18)		(0.39)		(0.30)	(0.46)		(0.25)

Net asset value, end of period	$10.01		$10.42		$9.88	$10.25		$10.14

Total return (b)	(2.20	%)(c)	9.58%		(0.65%)	5.60%		3.92	%(c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,895		$1,913		$1,864	$6,409		$1,102
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.15	%(e)	1.18	%(f)	1.16%	1.17	%(g)	1.15	%(e)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.22	%(e)	1.26%		1.20%	1.23%		1.26	%(e)
Net investment income	3.48	%(e)	3.37%		3.02%	3.28%		2.83	%(e)
Portfolio turnover rate	58	%(c)	89%		177%	88%		74	%(c)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)	Annualized.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.15% for the year ended December 31, 2019.

(g)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2020 (Unaudited)		Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.37		$9.83		$10.22	$10.10		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.19		0.38		0.35	0.37		0.25
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.40)		0.58		(0.40)	0.22		0.13
Total from investment operations	(0.21)		0.96		(0.05)	0.59		0.38

Less distributions:
From net investment income	(0.20)		(0.42)		(0.34)	(0.43)		(0.21)
From realized capital gains	—		—		—	(0.04)		(0.07)
Total distributions	(0.20)		(0.42)		(0.34)	(0.47)		(0.28)

Net asset value, end of period	$9.96		$10.37		$9.83	$10.22		$10.10

Total return (b)	(2.05	%)(c)	9.94%		(0.43%)	5.84%		3.82	%(c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$288,776		$295,437		$312,201	$310,227		$396,797
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)(e)	0.89	%(d)	0.92	%(g)	0.90%	0.92	%(h)	0.86	%(f)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	0.90	%(f)	0.92%		0.90%	0.92	%(h)	0.86	%(f)
Net investment income	3.74	%(f)	3.66%		3.48%	3.49%		3.11	%(f)
Portfolio turnover rate	58	%(c)	89%		177%	88%		74	%(c)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 0.88% for the period ended June 30, 2020 (Note 3).

(e)	Ratio does not include expenses from underlying funds.
(f)	Annualized.
(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 0.89% for the year ended December 31, 2019.

(h)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements June 30, 2020 (Unaudited)

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.

The investment objective of Large Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap value sub-category.

The investment objective of Small Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap growth sub-category.

The investment objective of Small Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap value sub-category.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures, swaptions and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and ask prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and ask prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses ICE Data Services (“ICE”) as a third-party pricing agent. ICE provides a daily fair value for foreign securities in Wilshire International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE. These factors are used to value Wilshire International Equity Fund’s securities without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Company’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the six months ended June 30, 2020, there have been no significant changes to the Portfolios’ fair value methodologies.

The following is a summary of the inputs used to value the Portfolios’ investments as of June 30, 2020:

Large Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$238,609,015	$—	$—	$238,609,015
Money Market Fund	1,072,301	—	—	1,072,301
Total .	$239,681,316	$—	$—	$239,681,316

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$161,605,003	$—	$—	$161,605,003
Right	93	—	—	93
Money Market Fund	1,933,220	—	—	1,933,220
Total	$163,538,316	$—	$—	$163,538,316

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$38,522,832	$—	$—	*	$38,522,832
Money Market Fund	1,887,836	—	—		1,887,836
Total	$40,410,668	$—	$—		$40,410,668

Small Company Value Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$30,804,871	$—	$—	*	$30,804,871
Preferred Stock	3,708	—	—		3,708
Money Market Fund	677,010	—	—		677,010
Total	$31,485,589	$—	$—		$31,485,589

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$182,348,165	$—	$235	*	$182,348,400
Preferred Stock	2,815	—	—		2,815
Rights	621	—	—	*	621
Money Market Fund	3,871,408	—	—		3,871,408
Total	$186,223,009	$—	$235		$186,223,244

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks .	$58,728,496	$206,540,598	$—	*	$265,269,094
Preferred Stocks .	328,552	494,919	—		823,471
Money Market Fund	4,835,083	—	—		4,835,083
Total	$63,892,131	$207,035,517	$—		$270,927,648

*	Includes securities that have been fair valued at $0.

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$35,754,204	$—	$35,754,204
Municipal Bonds	—	1,988,577	—	1,988,577
Agency Mortgage-Backed Obligations	—	23,039,779	—	23,039,779
Non-Agency Mortgage-Backed Obligations	—	40,413,632	—	40,413,632
Non-Agency Mortgage-Backed Interest-Only Strips	—	5,718,297	—	5,718,297
Asset-Backed Securities	—	16,465,710	—	16,465,710
Collateralized Loan Obligations	—	11,152,045	—	11,152,045
Corporate Bonds	—	55,965,257	—	55,965,257
Foreign Bonds	—	57,455,972	—	57,455,972
Bank Loans	—	14,506,174	—	14,506,174
Common Stocks .	1,286,338	—		1,286,338
Preferred Stocks	3,783,265	—	—	3,783,265
Purchased OTC Options .	—	74,508	—	74,508
Affiliated Registered Investment Companies . .	14,503,506	—	—	14,503,506
Money Market Fund	8,295,111	—	—	8,295,111
Total	$27,868,220	$262,534,155	$—	$290,402,375
Other Financial Instruments**
Asset
Unrealized appreciation on forward currency contracts	$—	$262,509	$—	$262,509
Unrealized appreciation on futures contracts	79,731	—	—	79,731
Unrealized appreciation on swap contracts	—	1,369	—	1,369
Total Assets .	$79,731	$263,878	$—	$343,609

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Liabilities
Unrealized depreciation on forward currency contracts	$—	$(90,509)	$—	$(90,509)
Unrealized depreciation on futures contracts	(112,987)	—	—	(112,987)
Unrealized depreciation on swap contracts	—	(52,706)	—	(52,706)
Total Liabilities.	$(112,987)	$(143,215)	$—	$(256,202)

**

Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap contracts and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Refer to the Portfolios’ Condensed Schedules of Investments for a listing of the securities by industry or sector type. Large Company Growth Portfolio, Large Company Value Portfolio, and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2020. Small Company Growth Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Small Company Value Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Wilshire 5000 IndexSM Fund held common stocks and rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $235 and $0, respectively. Wilshire International Equity Fund held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of Level 3 investments.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes a covered call or put option, an amount equal to the premium received is included as a liability in the Portfolio’s Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The long and short average monthly notional value of option contracts purchased and written for Wilshire Income Opportunities Fund during the six months ended June 30, 2020 was $8,945,053 and $868,258, respectively.

The long and short average monthly notional value of swaption contracts purchased and written for Wilshire Income Opportunities during the six months ended June 30, 2020 were $571,167 and 1,119,500, respectively.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. Net periodic interest payments to be received or paid are accrued and settled daily and are recorded as realized gain (loss) on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the six months ended June 30, 2020 was $4,420,167.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Credit Default Swaps – During the six months ended June 30, 2020, Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The average monthly notional value of credit default swaps for the Wilshire Income Opportunies Fund during the six months ended June 30, 2020 was $4,095,253.

Futures Contracts – During the six months ended June 30, 2020, Wilshire Income Opportunities Fund held futures contracts. The Portfolio may use futures contracts to gain exposure or to hedge asset classes such as currencies and fixed income. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Portfolio deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains and losses. Variation margin is typically settled daily. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The long and short average monthly notional amount of futures contracts during the six months ended June 30, 2020, were $49,319,369 for long contracts and $15,097,426 for short contracts.

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Borrowing costs – From time to time, the Portfolios may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Portfolios will incur borrowing costs charged by the custodian. These borrowing costs are shown as interest expense on the Statements of Operations.

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Mortgage, asset-backed and collateralized loan securities – Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolio’s return and result in losses to the Portfolio if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolio incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Portfolio experiences with respect to its CLO investments may be an indication of future realized losses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Stripped Mortgage-Backed Securities (“SMBS”) – Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations. The Portfolio currently holds $8,675 in unfunded loan commitments.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Net realized and unrealized gains (losses) from foreign currency related transactions include gains and losses between trade and settlement dates on investment transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The average monthly notional value of interest forward foreign currency contracts purchased and sold for Wilshire Income Opportunities Fund during the six months ended June 30, 2020 were $69,174,743 and $53,131,137, respectively.

Centrally Cleared Swaps – For swaps that are centrally cleared, initial margins are posted, and daily changes in fair value are recorded as variation margin at the broker and may be recorded as a payable or receivable on the Statements of Assets and Liabilities as “Variation Margin on Derivative Instruments” and settled daily against the Portfolio’s margin account. Because the Portfolio’s margin does not leave the brokerage account until recalled, centrally cleared swaps are shown at unrealized appreciation (depreciation) on swap contracts, which closely approximates the accumulated variation margin. Initial margin is determined by each relevant clearing agency and is segregated at a broker account registered with the CFTC, or the applicable regulator. The Customer Account

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Agreements and related addendums governing the Company’s cleared swap transactions do not provide the Company with legal right of set off and are not associated with a master netting agreement.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Wilshire Income Opportunities Fund has entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolio to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolio may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolio. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Futures Contracts and Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance.

The average monthly notional value of over the counter exchange rate volatility swaps for the Wilshire Income Opportunities Fund during the six months ended June 30, 2020 was $1,767.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

The following table presents, by derivative type, Wilshire Income Opportunities Fund’s OTC financial derivative instruments net of the related collateral pledged by counterparty at June 30, 2020:

	Derivative Assets			Derivative Liability
Counterparty	Forward Currency Contracts	Purchased Options	Total	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Australia and New Zealand
Banking Group Ltd.	$—	$—	$—	$(1,174)	$(1,174)	$(1,174)	$—	$(1,174)
Barclays Capital, Inc.	6,949	—	6,949	—	—	6,949	—	6,949
Brown Brothers Harriman & Co.	43,751	—	43,751	(27,356)	(27,356)	16,395	—	16,395
CIBC, Toronto	—	—	—	(5,724)	(5,724)	(5,724)	—	(5,724)
Citigroup	69,105	67,323	136,428	(4,556)	(4,556)	131,872	—	131,872
Deutsche Bank, London	1,548	—	1,548	—	—	1,548	—	1,548
Goldman Sachs Bank, USA	17,006	—	17,006	(5,074)	(5,074)	11,932	—	11,932
HSBC Bank, USA	11,735	—	11,735	(250)	(250)	11,485	—	11,485
ING Investment Management LLC	—	—	—	(2,513)	(2,513)	(2,513)	—	(2,513)
JPMChase, New York	39,682	—	39,682	(10,032)	(10,032)	29,650	—	29,650
Morgan Stanley Capital	24,210	7,185	31,395	(23,538)	(23,538)	7,857	—	7,857
Royal Bank of Canada, Toronto	6,794	—	6,794	(6,689)	(6,689)	105	—	105
Standard Chartered Securities N.A.	—	—	—	(916)	(916)	(916)	—	(916)
State Street Bank, Boston	41,729	—	41,729	(2,687)	(2,687)	39,042	—	39,042
Total	$262,509	$74,508	$337,017	$(90,509)	$(90,509)	$246,508	$—	$246,508

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid at least once a year. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least once a year. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the six months ended June 30, 2020 and the year ended December 31, 2019, Wilshire International Equity Fund collected $1,769 and $1,097, respectively, in redemption fees.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

The Adviser has entered into expense limitation agreements with Large Company Growth Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2021. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

During the six months ended June 30, 2020, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fee Reductions/ Reimbursements	Fees Recouped
Large Company Growth Portfolio	$2,470	$1,464
Small Company Growth Portfolio	56,306	—
Small Company Value Portfolio	72,716	—
Wilshire International Equity Fund	69,889	—
Wilshire Income Opportunities Fund	19,285	9,565

As of June 30, 2020, the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Large Company Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $11,570, $312,390, $325,927, $244,422, and $19,320, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

Portfolio	December 31, 2020	December 31, 2021	December 31, 2022	June 30, 2023
Large Company Growth Portfolio	$—	$—	$ 9,259	$2,311
Small Company Growth Portfolio	32,569	104,772	106,612	68,437
Small Company Value Portfolio	30,470	96,741	110,174	88,542
Wilshire International Equity Fund	1,144	3,019	131,671	108,588
Wilshire Income Opportunities Fund	—	932	1,342	17,046

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Pzena Investment Management, LLC (“Pzena”), Barrow, Hanley, Mewhinney and Strauss, LLC (“BHMS”), Ranger Investment Management, LLC (“Ranger”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC (“Voya”), Manulife Asset Management (US) LLC (“Manulife”), Lazard Asset Management LLC (“Lazard”), Hotchkis & Wiley Capital Management, LLC (“H&W”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), and Fred Alger Management, LLC (“Alger Management”) (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, Loomis Sayles, Alger Management and Voya each manage a portion of Large Company Growth Portfolio. L.A. Capital, Pzena, BHMS and Voya each manage a portion of Large Company Value Portfolio. L.A. Capital and Ranger each manage a portion of Small Company Growth Portfolio. L.A. Capital, H&W and Diamond Hill each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena, Lazard, WCM and Voya each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the six months ended June 30, 2020, there were no such transactions by the Portfolios.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator, accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent effective June 8, 2020. Compass Distributors, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator, or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

DST Systems, Inc. served as the Company’s transfer agent and dividend disbursing agent until June 8, 2020.

Officers’ and Directors’ Expenses – Certain officers of the Company are affiliated with and receive remuneration from the Adviser or the Administrator. The Company does not pay any remuneration to its officers. The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $6,000 for Independent Directors and $7,000 for the Board chair; a telephonic Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board chair; and a telephonic Committee meeting fee of $500.

Certain officers and an interested Director of the Company may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. During

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

the six months ended June 30, 2020, the distribution and service fee expenses incurred by the Investment Class of the Portfolios was 0.25% of the respective average net assets of the Investment Class of each Portfolio.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the six months ended June 30, 2020, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio .	0.136%	0.051%
Large Company Value Portfolio .	0.111%	0.045%
Small Company Growth Portfolio	0.085%	0.071%
Small Company Value Portfolio .	0.120%	0.070%
Wilshire 5000 IndexSM Fund .	0.069%	0.022%
Wilshire International Equity Fund	0.130%	0.038%
Wilshire Income Opportunities Fund	0.130%	0.054%

Fees paid indirectly – The Company has a brokerage commission recapture program with Cowen and Company, LLC (“Cowen”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to Cowen are used to reduce the Portfolios’ expenses. Under such program, Cowen, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios during the six months ended June 30, 2020 were as follows:

Large Company Growth Portfolio	$3,573
Large Company Value Portfolio	4,741
Small Company Growth Portfolio	945
Small Company Value Portfolio	404
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	1,749
Wilshire Income Opportunities Fund	—

For the six months ended June 30, 2020, Cowen retained the following commissions:

Large Company Growth Portfolio	$1,104
Large Company Value Portfolio	4,459
Small Company Growth Portfolio	1,759
Small Company Value Portfolio	164
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	277
Wilshire Income Opportunities Fund	—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

5. Investment Transactions.

During the six months ended June 30, 2020, aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, short sales and purchases to cover short sales, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$94,954,933	$89,580,520
Large Company Value Portfolio	68,399,808	53,149,813
Small Company Growth Portfolio	13,502,167	33,272,376
Small Company Value Portfolio	10,428,327	23,709,961
Wilshire 5000 IndexSM Fund	13,475,981	20,154,393
Wilshire International Equity Fund	71,439,149	154,030,238
Wilshire Income Opportunities Fund	88,623,647	76,418,695

Purchases and sales and maturities of long-term U.S. Government securities during the six months ended June 30, 2020 were:

Portfolio	Purchases	Sales and Maturities
Wilshire Income Opportunities Fund	$80,678,707	$79,415,515

Due to Voya managing a portion of Wilshire Income Opportunities Fund during the six months ended June 30, 2020, certain securities held by such Portfolio are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Wilshire Income Opportunities Fund during the six months ended June 30, 2020 and the value of such investments as of June 30, 2020 were as follows:

Counterparty	Value as of December 31, 2019	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Depreciation	Value as of June 30, 2020	Income Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$3,464,929	$1,765,213	$(500,000)	$(32,048)	$(144,130)	$4,553,964	$80,395
Voya Floating Rate Fund - Class P	9,006,580	183,124	(1,700,000)	(212,665)	(678,180)	6,598,859	209,946
Voya High Yield Bond Fund - Class P	—	3,400,000	—	—	(49,317)	3,350,683	7,868
	$12,471,509	$5,348,337	$(2,200,000)	$(244,713)	$(871,627)	$14,503,506	$298,209

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

6. Derivative Transactions.

Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund did not hold any derivative instruments as of or during the six months ended June 30, 2020.

At June 30, 2020, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liability
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable	$79,731	Net variation margin payable	$(112,987)
	Centrally cleared interest rate swaps	N/A	—	Net unrealized loss on swap contracts	(46,552)
Credit	Credit default swap contracts*	Net unrealized gain on swap contracts	1,369	Net unrealized loss on swap contracts	(6,154)
Currency	Forward foreign currency exchange contracts	Net unrealized appreciation on foreign forward currency contracts	262,509	Net unrealized depreciation on foreign forward currency contracts	(90,509)
	OTC currency options	Investments in unaffiliated securities, at value	74,508	N/A	—
			$418,117		$(256,202)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts, Schedule of Credit Default Swaps or the Schedule of Centrally Cleared Interest Rate Swaps, as applicable. Only current days variation margin is reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

For the six months ended June 30, 2020, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Futures contracts	Futures contracts	$799,301	$14,676
Interest Rate	Swaptions	Swaption contracts	50,620	31,514
Interest Rate	Swap contracts	Swap contracts	16,049	(88,481)
Credit Default	Swap contracts	Swap contracts	491,760	(15,418)
Currency	Forward foreign currency exchange contracts(a)	Forward foreign currency contracts	775,388	264,993
Currency	Written Options	Option contracts written	36,841	(11,179)
Currency	Purchased Options	Unaffiliated investments	(141,009)	25,623
Currency	Swap contracts	Swap contracts	(28,873)	(26,857)

7. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

loan and the cash collateral at June 30, 2020 are shown on the Statements of Assets and Liabilities. Shares of the First American Government Obligations Fund – Class X were purchased with proceeds from cash collateral received from securities on loan.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of June 30, 2020:

Portfolio	Value of Securities on Loan	Value of Cash Collateral Received
Large Company Growth Portfolio	$—	$—
Large Company Value Portfolio	1,076,590	1,121,290
Small Company Growth Portfolio	962,906	954,222
Small Company Value Portfolio	285,272	293,576
Wilshire 5000 IndexSM Fund	1,082,131	1,100,581
Wilshire International Equity Fund	—	—
Wilshire Income Opportunities Fund	835,725	854,363

8. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	18,848	17,352	18,498	21,735	12,678	51,338
Shares issued as reinvestment of distributions	—	152,946	—	16,376	—	6,778
Shares redeemed	(166,657)	(212,802)	(35,494)	(34,716)	(45,148)	(71,466)
Net increase (decrease) in Investment Class shares outstanding .	(147,809)	(42,504)	(16,996)	3,395	(32,470)	(13,350)
Shares outstanding at beginning of year	1,658,027	1,700,531	301,787	298,392	362,639	375,989
Shares outstanding at end of year	1,510,218	1,658,027	284,791	301,787	330,169	362,639

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Institutional Class shares:
Shares sold	1,114,757	232,393	3,456,378	673,699	121,481	215,350
Shares issued as reinvestment of distributions	—	254,132	—	472,350	—	24,817
Shares redeemed	(924,723)	(1,145,618)	(2,829,014)	(2,511,462)	(838,322)	(327,233)
Net increase (decrease) in Institutional Class shares outstanding .	190,034	(659,093)	627,364	(1,365,413)	(716,841)	(87,066)
Shares outstanding at beginning of year .	3,406,739	4,065,832	9,368,308	10,733,721	1,794,809	1,881,875
Shares outstanding at end of year	3,596,773	3,406,739	9,995,672	9,368,308	1,077,968	1,794,809

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	19,340	33,323	421,007	396,564	24,919	79,760
Shares issued as reinvestment of distributions	—	1,571	—	331,886	—	2,724
Shares redeemed	(25,595)	(54,132)	(851,218)	(880,750)	(61,110)	(152,014)
Net decrease in Investment Class shares outstanding .	(6,257)	(19,238)	(430,211)	(152,300)	(36,191)	(69,530)
Shares outstanding at beginning of year	245,081	264,319	7,068,752	7,221,052	229,708	299,238
Shares outstanding at end of year	238,826	245,081	6,638,541	7,068,752	193,517	229,708

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Institutional Class shares:
Shares sold	311,942	326,769	564,146	92,501	2,077,323	3,387,005
Shares issued as reinvestment of distributions	—	17,611	—	70,887	—	509,092
Shares redeemed	(1,124,827)	(410,950)	(614,027)	(136,021)	(10,282,226)	(11,022,296)
Net increase (decrease) in Institutional Class shares outstanding .	(812,885)	(66,570)	(49,881)	27,367	(8,204,903)	(7,126,199)
Shares outstanding at beginning of year .	2,466,525	2,533,095	1,755,703	1,728,336	34,635,179	41,761,378
Shares outstanding at end of year	1,653,640	2,466,525	1,705,822	1,755,703	26,430,276	34,635,179

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2020	Year Ended December 31, 2019
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	29,120	66,725
Shares issued as reinvestment of distributions	3,332	6,200
Shares redeemed	(26,724)	(78,106)
Net increase (decrease) in Investment Class shares outstanding .	5,728	(5,181)
Shares outstanding at beginning of year	183,515	188,696
Shares outstanding at end of year	189,243	183,515

Institutional Class shares:
Shares sold	5,019,016	2,899,800
Shares issued as reinvestment of distributions	548,669	1,176,240
Shares redeemed	(5,051,924)	(7,346,457)
Net increase (decrease) in Institutional Class shares outstanding	515,761	(3,270,417)
Shares outstanding at beginning of year	28,488,451	31,758,868
Shares outstanding at end of year	29,004,212	28,488,451

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

9. Significant Shareholders.

On June 30, 2020, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	76%
Large Company Value Portfolio (3 omnibus shareholder)	78%
Small Company Growth Portfolio (3 omnibus shareholders)	58%
Small Company Value Portfolio (4 omnibus shareholders)	75%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	59%
Wilshire International Equity Fund (3 omnibus shareholders)	82%
Wilshire Income Opportunities Fund (3 omnibus shareholders)	78%

As of June 30, 2020, an affiliated investment company, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	31%
Large Company Value Portfolio	48%
Small Company Growth Portfolio	24%
Small Company Value Portfolio	28%
Wilshire 5000 IndexSM Fund	0%
Wilshire International Equity Fund	49%
Wilshire Income Opportunities Fund	42%

10. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

The federal tax cost of portfolio securities and unrealized appreciation and depreciation and the components of accumulated earnings (losses) for income tax purposes as of December 31, 2019 for each Portfolio are as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Tax cost of portfolio investments	$122,388,863	$165,046,503	$49,288,727	$56,738,396
Gross unrealized appreciation	91,787,507	35,734,212	16,150,906	4,742,192
Gross unrealized depreciation	(3,284,533)	(9,343,317)	(1,617,703)	(1,175,655)
Net unrealized appreciation	88,502,974	26,390,895	14,533,203	3,566,537

Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gain	4,468,894	1,933,593	691,792	891,711
Total distributable earnings	4,468,894	1,933,593	691,792	891,711

Accumulated other gains (losses)	—	20	—	—

Accumulated earnings	92,971,868	28,324,508	15,224,995	4,458,248

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of portfolio investments	$56,088,027	$325,700,748	$286,980,600
Gross unrealized appreciation	148,739,844	77,431,880	13,194,808
Gross unrealized depreciation	(4,431,463)	(16,617,099)	(5,275,274)
Net unrealized appreciation	144,308,381	60,814,781	7,919,534

Undistributed ordinary income	—	411,602	85,415
Undistributed long-term capital gain	2,047,535	—	—
Total distributable earnings	2,047,535	411,602	85,415

Accumulated other gains (losses)	—	(1,189,363)	(1,550,017)

Accumulated earnings	146,355,916	60,037,020	6,454,932

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, material debt modifications, royalty trust basis adjustments, and investment in passive foreign investment companies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

The tax character of distributions declared during the periods ended December 31, 2019 and December 31, 2018 was as follows:

Portfolio	2019 Ordinary Income	2019 Long-Term Capital Gains	2018 Ordinary Income	2018 Long-Term Capital Gains
Large Company Growth Fund	$—	$18,546,479	$2,240,277	$27,070,477
Large Company Value Portfolio	3,559,414	7,871,653	4,328,602	12,086,254
Small Company Growth Portfolio	—	1,111,412	281,539	2,810,134
Small Company Value Portfolio	520,092	10,887	905,824	2,313,423
Wilshire 5000 Index Fund	2,724,287	7,288,879	2,704,449	6,901,955
Wilshire International Equity Fund	6,505,347	—	6,145,911	13,584,130
Wilshire Income Opportunity Fund	12,358,669	—	10,781,680	—

As of December 31, 2019, the Wilshire Income Opportunities Fund and the Wilshire International Equity Fund had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire:

Portfolio	Short-Term Loss	Long-Term Loss	Total
Wilshire Income Opportunities Fund	$722,358	$711,121	$1,433,479
Wilshire International Equity Fund	$844,411	$—	$844,411

These CLCFs may be utilized in the current and futures years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended December 31, 2019, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Accumulated earnings (deficit)	$339,343	$—	$283,903	$—
Paid-in capital	$(339,343)	$—	$(283,903)	$—

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunity Fund
Accumulated earnings (deficit)	$—	$40,322	$(3)
Paid-in capital	$—	$(40,322)	$3

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Such reclassifications, primarily related to net operating losses, are the result of permanent differences between financial statement and income tax reporting requirements and had no effect on each Portfolio’s net assets or NAV per share.

11. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12. Certain Investment Risks.

Asset-backed securities (“ABS”) risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of June 30, 2020, Large Company Growth Portfolio had 41.8% of the value of its net assets invested in stocks within the Information Technology sector; Large Company Value Portfolio had 25.3% of the value of its net assets invested in stocks within the Financials sector; Small Company Growth Portfolio had 29.9% and 29.6% of the value of its net assets invested in stocks within the Information Technology and Health Care sectors, respectively; Small Company Value Portfolio had 29.6% of the value of its net assets invested in stocks within the Financials sector; and the Wilshire 5000 IndexSM Fund had 25.9% of its net assets invested in stocks within the Information Technology sector.

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

13. Contingencies.

Wilshire 5000 IndexSM Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In 2013, the Complaint in the 2012 lawsuit was dismissed and the Second Circuit Court of Appeals recently affirmed the dismissal and the plaintiffs filed a petition for review by the Supreme Court. In April 2018, the Supreme Court deferred consideration of the petition to allow the Second Circuit to consider whether it would be appropriate to vacate the judgment in light of a 2018 Supreme Court decision in another case. In May 2018, the Second Circuit recalled its judgment mandate in anticipation of further panel review. On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the dismissal. The Second Circuit in denied a motion for a rehearing filed by the plaintiff on February 6, 2020. On February 13, 2020, the Second Circuit issued a judgment mandate affirming the district court’s dismissal. The plaintiffs may now petition the Supreme Court for a writ of certiorari if they desire. The Adviser does not expect the Portfolio to be materially impacted by the lawsuits.

14. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Portfolio invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of thePortfolios’ investments.

15. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements except as follows:

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

On June 12, 2020, the Board approved an amendment to the subadvisory agreement between Wilshire and Voya Investment Management Co LLC (“Voya”), dated June 19, 2020, with respect to the Large Company Growth Portfolio, the Large Company Value Portfolio, and the Wilshire International Equity Fund pursuant to which Voya will manage a portion of each such Portfolio.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds have adopted a liquidity risk management program (the “Program”), and the Board has designated Wilshire Associates Incorporated (“Wilshire”) as Program administrator. The Program is designed to assess and manage each Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Wilshire has designated the Liquidity Risk Committee (the “Committee”) composed of personnel from multiple departments within Wilshire that is responsible for the implementation and ongoing administration of the Program, which includes assessing each Fund’s liquidity risk. Under the Program, every investment held by a Fund is classified into one of four liquidity categories based on calculations of the investment’s ability to be sold during designated timeframes in current market conditions.

At the Board’s May 2020 meeting, as required by the Program and the Liquidity Rule, the Committee provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from May 20, 2019 through March 31, 2020 (the “Reporting Period”). During the Reporting Period, each Fund with the exception of Wilshire Income Opportunities Fund was predominantly (on average, 99% to 100%) invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less). As a result, no Fund has adopted a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, no Fund approached the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be converted to cash in seven days or less without the sale of the investment materially affecting the market value of the investment). No Fund experienced any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Committed concluded that, given the investor base of the Funds, the Funds’ diversified subadvisers and the highly liquid nature of most of the Funds’ strategies, the Program and its implementing policy are suited to the needs of the Funds.

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling (866) 591-1568, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at www.sec.gov.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Information on Form N-PORT

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited)

On February 26-27, 2020, the Board of Directors (the “Board” and each individually, a “Director”) of Wilshire Mutual Funds, Inc. (the “Company”) approved a new subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and Fred Alger Management, LLC (the “Subadviser”) pursuant to which the Subadviser serves as a new subadviser to the Large Company Growth Portfolio (the “Fund”) effective March 20, 2020 (the “Subadvisory Agreement”).

At the meeting on February 26-27, 2020, in connection with the review of Wilshire’s proposed Subadvisory Agreement with the Subadviser, the Board evaluated information provided by Wilshire and the Subadviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information that follows outlines the Board’s considerations associated with its approval of the Subadvisory Agreement. In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by the Subadviser under the proposed subadvisory arrangement; comparative fees as provided by the Subadviser; the profits to be realized by the Subadviser; the extent to which the Subadviser would realize economies of scale as the Fund grows; and whether any fall-out benefits would be realized by the Subadviser. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreement with management and in private sessions with independent legal counsel at which no representatives of the Subadviser were present.

As required by the 1940 Act, the approval was confirmed by a separate vote of the Independent Directors. In deciding to approve the Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Received

The Board, including the Independent Directors, considered the approval of the Subadvisory Agreement at the Board’s February 26-27, 2020 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve the Subadvisory Agreement. The Directors also received information from the Subadviser describing: (i) the nature, extent and quality of services to be provided; (ii) the financial condition of the Subadviser; (iii) the extent to which economies of scale may be realized as the Fund grows; (iv) whether fee levels reflect any possible economies of scale for the benefit of the Fund’s shareholders; (v) comparisons of services rendered and

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

amounts paid by any comparable advisory clients; and (vi) benefits to be realized by the Subadviser from its relationship with the Fund. The Independent Directors were assisted in their review by independent legal counsel.

As part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is composed solely of Independent Directors), which met on February 26, 2020 to review data on the Subadviser’s performance for managing investment products similar to the Fund. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to approve the Subadvisory Agreement.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the analysis provided by the Adviser, which concluded that the Subadviser would provide reasonable services and recommended that the Subadvisory Agreement be approved.

The Board reviewed information comparing the Subadviser’s annualized gross investment performance for managing investment products with an investment strategy similar to the one to be employed by the Subadviser for the Fund to the Russell 1000 Growth Index (the Fund’s benchmark index) for the one-, three- and five-year periods ended December 31, 2019. The Board noted that the Subadviser outperformed the benchmark index for the three- and five-year periods ended December 31, 2019.

Subadvisory Fee

The Board considered the Subadviser’s proposed subadvisory fee. The Board evaluated the competitiveness of the subadvisory fee based upon data supplied by the Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Adviser and the Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadviser’s reported fees for “Other Clients” with comparable investment policies and services, the Board determined that the subadvisory fee to be charged to the Adviser was competitive.

Based upon all of the above, the Board determined that the subadvisory fee was reasonable.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Profitability to the Subadviser

The Board noted that the Adviser compensates the Subadviser from its own advisory fees and that the subadvisory fee is negotiated at arm’s length between the Adviser and the Subadviser. In addition, the Board noted that the revenues to the Subadviser would be limited due to the current size of the Fund. The Board took these factors into consideration in concluding that the subadvisory fee was reasonable.

Economies of Scale

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to the Fund and whether the subadvisory fee reflects such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate under the Subadvisory Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the fee schedule for the Subadviser reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadviser. The Board considered the Subadviser’s soft dollar practices. The Board concluded that, taking into account any such other benefits, the subadvisory fee to be charged under the Subadvisory Agreement was reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that the approval of the Subadvisory Agreement is in the best interests of the Fund.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

On June 12, 2020, the Board of Directors (the “Board” and each individually, a “Director”) of Wilshire Mutual Funds, Inc. (the “Company”) approved an amendment to the subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and Voya Investment Management Co. LLC (the “Subadviser”) pursuant to which the Subadviser will serve as a new subadviser to the Large Company Growth Portfolio, Large Company Value Portfolio and Wilshire International Equity Fund (each, a “Fund” and collectively, the “Funds”) (the “Subadvisory Agreement”).

At the meeting on June 12, 2020, in connection with the review of Wilshire’s proposed Subadvisory Agreement with the Subadviser, the Board evaluated information provided by Wilshire and the Subadviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information that follows outlines the Board’s considerations associated with its approval of the Subadvisory Agreement. In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by the Subadviser under the proposed subadvisory arrangement; comparative fees as provided by the Subadviser; the profits to be realized by the Subadviser; the extent to which the Subadviser would realize economies of scale as the Funds grow; and whether any fall-out benefits would be realized by the Subadviser. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreement with management and in a private session with independent legal counsel at which no representatives of the Subadviser were present.

As required by the 1940 Act, the approval was confirmed by a separate vote of the Independent Directors. In deciding to approve the Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Received

The Board, including the Independent Directors, considered the approval of the Subadvisory Agreement at the Board’s June 12, 2020 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve the Subadvisory Agreement. The Directors also received information from the Subadviser describing: (i) the nature, extent and quality of services to be provided; (ii) the financial condition of the Subadviser; (iii) the extent to which economies of scale may be realized as the Funds grow; (iv) whether fee levels reflect any possible economies of scale for the benefit of a Fund’s shareholders; (v) comparisons of services rendered and

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

amounts paid by any comparable advisory clients; and (vi) benefits to be realized by the Subadviser from its relationship with the Fund. The Independent Directors were assisted in their review by independent legal counsel.

As part of its evaluation, the Board considered the presentation regarding the Subadviser made to the Investment Committee (which is composed solely of Independent Directors) on May 14, 2020 and to the full Board on June 5, and June 12, 2020 with respect to its management of investment products similar to the strategy to be employed by the Subadviser for the Funds. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to approve the Subadvisory Agreement.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, the investment approach of the Subadviser, the experience and skills of investment personnel to be responsible for the day-to-day management of its portion of each Fund, and the resources made available to such personnel. The Board also considered its experience with the Subadviser’s management of another fund of the Company which it oversees, although the Board noted the Adviser’s representation that the Subadviser had not previously managed an investment product with an investment mandate the same as the one to be employed by the Subadviser for the Funds. In addition, the Board considered the analysis provided by the Adviser, which concluded that the Subadviser would provide reasonable services, and recommended that the Subadvisory Agreement be approved with respect to each Fund.

Subadvisory Fees

The Board considered the Subadviser’s proposed subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by the Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Adviser and the Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadviser’s reported fees for “Other Clients” with comparable investment strategies as that to be employed by the Subadviser for the Funds and comparable services, the Board determined that the subadvisory fees to be charged to the Adviser are competitive.

Based upon all of the above, the Board determined that the subadvisory fees were reasonable.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Profitability to the Subadviser

The Board noted that the Adviser compensates the Subadviser from its own advisory fees and that the subadvisory fee rate was negotiated at arm’s length between the Adviser and the Subadviser. In addition, the Board noted that the revenues to the Subadviser would be limited due to the current size of the Funds and that the Subadviser would only be allocated a portion of each Fund to manage. The Board took those factors into consideration in concluding that the subadvisory fee was reasonable.

Economies of Scale

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to each Fund and whether the subadvisory fee reflects such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate under the Subadvisory Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for the Subadviser reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadviser. The Board noted that the Subadviser had not identified any further benefits that it expected to derive from the Subadvisory Agreement.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that the approval of the Subadvisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds, Inc. Privacy Statement

Privacy Statement

The Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. (each a “Fund” and collectively, the “Funds”)., appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

In most cases, we collect information directly from the person or entity with whom we have the relationship (e.g. through account applications, website usage, and electronic or verbal correspondence); but may also obtain information from other sources (e.g. transactions; brokers, consultants or financial advisory firms). We collect and retain nonpublic personal information about you that may include, but is not limited to:

Information we receive on your account applications or other forms such as your name, address (or other contact information), financial information and/or information related to personal identification (e.g. social security number, date of birth, etc.);

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Confidentiality, Security and Use of Information

The Funds consider privacy to be a fundamental aspect of our relationships. We are committed to maintaining the confidentiality, integrity, and security of private, personal and confidential information in our possession. We maintain appropriate physical, electronic and procedural safeguards which includes the use of security procedures to protect your nonpublic personal information. In the course of providing our products and services, we may collect, retain, and use private, personal and confidential information for the purpose of administering our operations, and complying with legal and regulatory requirements. Within our organization, we seek to restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. Where necessary we may share the information we collect with affiliates. The Funds also reserve the right to disclose private, personal and confidential information where we believe in good faith that disclosure is required either under law or to cooperate with regulators or law enforcement authorities.

Wilshire Mutual Funds, Inc. Privacy Statement - (continued)

Information We May Share

The Funds generally do not share private, personal and confidential information with third parties, except for third party processors and service providers that are essential in administering our operations. These companies may be provided access to private, personal and confidential information solely to provide the specific service or as otherwise required or permitted by law. We may also provide confidential information to brokerage, financial advisory, or other third party financial intermediaries. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law. We do not sell any of your nonpublic personal information to third parties.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Funds value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. As required by regulations, the Funds will provide to its clients annually a statement regarding their rights to privacy. The Funds may update its privacy policies and this statement at any time and, in such cases, will provide an updated copy to relevant parties as required by relevant laws.

Should you have any questions regarding the Funds’ privacy policy or this statement please do not hesitate to contact us directly or through your representative.

Wilshire Mutual Funds

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

http://advisor.wilshire.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	The Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period for the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 IndexSM Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund are listed below.

WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY GROWTH PORTFOLIO	June 30, 2020 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks - 99.7% (a)
Communication Services - 11.9%
Alphabet, Inc. - Class A (b)	2,734	$3,876,949
Alphabet, Inc. - Class C (b)	4,875	6,891,349
Bandwidth, Inc. (b)	2,314	293,878
Charter Communications, Inc. - Class A (b)	408	208,096
Facebook, Inc. - Class A (b)	48,460	11,003,812
Netflix, Inc. (b)	2,615	1,189,930
Pinterest, Inc. - Class A (b)	12,532	277,834
The Walt Disney Co.	13,802	1,539,061
T-Mobile US, Inc. (b)	31,103	3,239,378
		28,520,287
Consumer Discretionary - 16.6%
Aptiv PLC	1,128	87,894
Alibaba Group Holding Ltd. - ADR (b)	36,410	7,853,637
Amazon.com, Inc. (b)	7,377	20,351,815
AutoZone, Inc. (b)	507	571,957
Bright Horizons Family Solutions, Inc. (b)	1,767	207,092
Burlington Stores, Inc. (b)	731	143,956
Carvana Co. (b)	392	47,118
Dollar General Corp.	1,869	356,063
Domino's Pizza, Inc.	296	109,354
DraftKings, Inc. (b)	24,906	828,374
eBay, Inc.	3,259	170,935
Grand Canyon Education, Inc. (b)	95	8,600
Lowe's Companies, Inc.	18,236	2,464,048
MercadoLibre, Inc. (b)	532	524,430
NIKE, Inc. - Class B	4,942	484,563
NVR, Inc. (b)	78	254,183
O'Reilly Automotive, Inc. (b)	36	15,180
Pool Corp.	1,358	369,200
Starbucks Corp.	17,731	1,304,824
Target Corp.	1,008	120,889
Tempur Sealy International, Inc. (b)	360	25,902
Tesla, Inc. (b)	583	629,529
The Home Depot, Inc.	2,798	700,927
Tractor Supply Co.	1,205	158,807
Yum China Holdings, Inc.	14,103	677,931
Yum! Brands, Inc.	14,594	1,268,365
		39,735,573
Consumer Staples - 3.5%
Church & Dwight Co., Inc.	1,007	77,841
Colgate-Palmolive Co.	17,068	1,250,402
Costco Wholesale Corp.	2,257	684,345
Herbalife Nutrition Ltd. (b)	3,168	142,497
Lamb Weston Holdings, Inc.	1,232	78,762
Monster Beverage Corp. (b)	45,429	3,149,138
PepsiCo, Inc.	3,166	418,735
Reynolds Consumer Products, Inc.	1,032	35,852
Schlumberger Ltd.	29,409	540,831
Sprouts Farmers Market, Inc. (b)	13,510	345,721
The Clorox Co.	949	208,182
The Coca-Cola Co.	11,966	534,641
The Estee Lauder Companies, Inc. - Class A	623	117,547
The Hershey Co.	236	30,590
The Procter & Gamble Co.	2,726	325,948
US Foods Holding Corp. (b)	18,437	363,578
		8,304,610
Financials - 3.7%
Aon PLC	1,026	197,607
Brown & Brown, Inc.	3,500	142,660
Cboe Global Markets, Inc.	656	61,192
FactSet Research Systems, Inc.	4,361	1,432,458
Intercontinental Exchange, Inc.	1,101	100,852
Moody's Corp.	1,545	424,458
Morgan Stanley	9,376	452,861
MSCI, Inc.	996	332,485
OneMain Holdings, Inc.	560	13,742
Prosperity Bancshares, Inc.	744	44,179
S&P Global, Inc.	9,640	3,176,187
SEI Investments Co.	24,473	1,345,525
T Rowe Price Group, Inc.	337	41,619
The Progressive Corp.	12,658	1,014,032
		8,779,857
Health Care - 14.4%
Abbott Laboratories	2,770	253,261
AbbVie, Inc.	10,421	1,023,134
Align Technology, Inc. (b)	825	226,413
Amgen, Inc.	2,073	488,938
Anthem, Inc.	40	10,519
Biogen, Inc. (b)	752	201,198
BioMarin Pharmaceutical, Inc. (b)	4,322	533,075
Boston Scientific Corp. (b)	51,625	1,812,554
Bristol-Myers Squibb Co.	4,291	252,311
Cerner Corp.	25,396	1,740,896
Chemed Corp.	783	353,188
Cigna Corp.	188	35,278
Danaher Corp.	20,633	3,648,533
DexCom, Inc. (b)	2,230	904,042
Edwards Lifesciences Corp. (b)	5,007	346,034
Eli Lilly and Co.	3,061	502,555
Exelixis, Inc. (b)	5,153	122,332
Global Blood Therapeutics, Inc. (b)	1,800	113,634
Guardant Health, Inc. (b)	7,198	583,974
GW Pharmaceuticals PLC - ADR (b)	2,846	349,261
HCA Healthcare, Inc.	3,570	346,504
Horizon Therapeutics PLC (b)	1,892	105,157
Humana, Inc.	1,086	421,096
IDEXX Laboratories, Inc. (b)	180	59,429
Illumina, Inc. (b)	4,583	1,697,314
Intuitive Surgical, Inc. (b)	2,772	1,579,569
Johnson & Johnson	3,545	498,533
Merck & Co., Inc.	10,678	825,730
Neurocrine Biosciences, Inc. (b)	667	81,374
Novartis AG - ADR	16,681	1,456,918
Novo Nordisk A/S - ADR	10,629	695,987
Novocure Ltd. (b)	543	32,200
Regeneron Pharmaceuticals, Inc. (b)	5,095	3,177,497
ResMed, Inc.	905	173,760
Roche Holding AG - ADR	61,129	2,651,776
Sarepta Therapeutics, Inc. (b)	1,031	165,311
Seattle Genetics, Inc. (b)	246	41,800
STERIS PLC	930	142,699
Stryker Corp.	1,076	193,884
Thermo Fisher Scientific, Inc.	1,059	383,718
UnitedHealth Group, Inc.	12,233	3,608,123
Varian Medical Systems, Inc. (b)	4,327	530,144
Veeva Systems, Inc. - Class A (b)	964	225,981
Vertex Pharmaceuticals, Inc. (b)	4,742	1,376,650
West Pharmaceutical Services, Inc.	976	221,718
Zoetis, Inc.	1,588	217,620
		34,411,622
Industrials - 5.6%
AMETEK, Inc.	194	17,338
Armstrong World Industries, Inc.	554	43,190
Cintas Corp.	4,611	1,228,186
Copart, Inc. (b)	2,729	227,244
CoStar Group, Inc. (b)	391	277,872
Curtiss-Wright Corp.	2,817	251,502
Deere & Co.	14,845	2,332,892
Expeditors International of Washington, Inc.	24,229	1,842,373
Fastenal Co.	1,857	79,554
HEICO Corp.	2,695	268,557
Hexcel Corp.	1,679	75,924
Illinois Tool Works, Inc.	594	103,861
Landstar System, Inc.	1,725	193,735
Lockheed Martin Corp.	1,164	424,767
Mercury Systems, Inc. (b)	5,295	416,504
Rockwell Automation, Inc.	2,717	578,721
The Boeing Co.	15,792	2,894,674
TransDigm Group, Inc.	286	126,426
TransUnion	1,021	88,868
Uber Technologies, Inc. (b)	14,668	455,881
Union Pacific Corp.	7,317	1,237,085
Verisk Analytics, Inc.	965	164,243
		13,329,397
Information Technology - 41.8%
Accenture PLC - Class A	3,061	657,258
Adobe, Inc. (b)	9,070	3,948,262
Advanced Micro Devices, Inc. (b)	4,480	235,693
Akamai Technologies, Inc. (b)	1,455	155,816
Analog Devices, Inc.	128	15,698
Apple, Inc.	34,790	12,691,392
Applied Materials, Inc.	37,970	2,295,286
Atlassian Corp PLC (b)	1,817	327,551
Autodesk, Inc. (b)	18,426	4,407,315
Automatic Data Processing, Inc.	3,898	580,373
Avalara, Inc. (b)	3,226	429,348
Booz Allen Hamilton Holding Corp.	979	76,156
Broadcom, Inc.	1,693	534,328
Cadence Design Systems, Inc. (b)	397	38,096
CDW Corp.	655	76,098
Cisco Systems, Inc.	47,305	2,206,305
Citrix Systems, Inc.	444	65,672
Coupa Software, Inc. (b)	495	137,135
Crowdstrike Holdings, Inc. - Class A (b)	1,790	179,519
Dropbox, Inc. (b)	4,249	92,501
Enphase Energy, Inc. (b)	1,716	81,630
Entegris, Inc.	880	51,964
Fair Isaac Corp. (b)	437	182,683
Fidelity National Information Services, Inc.	23,744	3,183,833
Fiserv, Inc. (b)	11,544	1,126,925
FleetCor Technologies, Inc. (b)	468	117,716
Fortinet, Inc. (b)	2,334	320,388
Global Payments, Inc.	372	63,099
GoDaddy, Inc. - Class A (b)	4,938	362,104
Intuit, Inc.	2,632	779,572
Jabil, Inc.	7,764	249,069
Jack Henry & Associates, Inc.	2,444	449,769
Keysight Technologies, Inc. (b)	1,175	118,417
Lam Research Corp.	1,256	406,266
Manhattan Associates, Inc. (b)	3,375	317,925
Mastercard, Inc. - Class A	3,943	1,165,945
Microchip Technology, Inc.	2,451	258,115
Microsoft Corp.	95,450	19,425,030
Monolithic Power Systems, Inc.	634	150,258
Motorola Solutions, Inc.	840	117,709
NVIDIA Corp.	17,979	6,830,402
NXP Semiconductors NV	18,334	2,090,809
Oracle Corp.	74,564	4,121,152
Palo Alto Networks, Inc. (b)	1,659	381,023
Paychex, Inc.	5,678	430,109
Paycom Software, Inc. (b)	340	105,308
PayPal Holdings, Inc. (b)	20,612	3,591,229
QUALCOMM, Inc.	24,723	2,254,985
salesforce.com, Inc. (b)	33,494	6,274,431
Science Applications International Corp.	496	38,529
ServiceNow, Inc. (b)	1,619	655,792
SolarEdge Technologies, Inc. (b)	203	28,172
Square, Inc. - Class A (b)	7,396	776,136
Teradyne, Inc.	6,700	566,217
Texas Instruments, Inc.	2,320	294,570
Universal Display Corp.	2,376	355,497
VeriSign, Inc. (b)	1,627	336,512
Visa, Inc. - Class A	59,315	11,457,879
Workday, Inc. - Class A (b)	7,496	1,404,451
		100,071,422
Materials - 1.3%
Air Products and Chemicals, Inc.	1,663	401,548
Ball Corp.	5,226	363,155
Eagle Materials, Inc.	1,915	134,471
NewMarket Corp.	507	203,043
The Scotts Miracle-Gro Co.	3,708	498,615
The Sherwin-Williams Co.	2,784	1,608,734
		3,209,566
Real Estate - 0.9%
American Tower Corp.	1,893	489,416
Crown Castle International Corp.	9,493	1,588,654
Life Storage, Inc.	1,505	142,900
Simon Property Group, Inc.	376	25,711
		2,246,681
Total Common Stocks (Cost $134,938,944)		$238,609,015

Short-Term Investment - 0.4%
Money Market Fund - 0.4%
First American Government Obligations Fund - Class X, 0.090% (c)	1,072,301	$1,072,301
Total Short-Term Investment (Cost $1,072,301)		$1,072,301

Total Investments at Value (Cost $136,011,245) - 100.1%		$239,681,316
Liabilities in Excess of Other Assets - (0.1)%		(241,371)
Net Assets - 100.0%		$239,439,945

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Rate listed is the 7-day effective yield as of June 30, 2020.

The Accompanying Footnotes are an Integral Part of these Schedules of Investments.

WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY VALUE PORTFOLIO	June 30, 2020 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks - 99.5% (a)
Communication Services - 4.9%
Activision Blizzard, Inc.	1,590	$120,681
Alphabet, Inc. - Class A (b)	30	42,542
Alphabet, Inc. - Class C (b)	54	76,335
AT&T, Inc.	63,362	1,915,433
Charter Communications, Inc. - Class A (b)	447	227,988
Comcast Corp. - Class A	43,277	1,686,937
Discovery, Inc. - Class A (b)(c)	495	10,445
Discovery, Inc. - Class C (b)	3,795	73,092
DISH Network Corp. - Class A (b)	8,625	297,649
The Interpublic Group of Companies, Inc.	24,983	428,708
T-Mobile US, Inc. (b)	550	57,283
Verizon Communications, Inc.	51,572	2,843,164
ViacomCBS, Inc. - Class B	2,100	48,972
Zillow Group, Inc. - Class A (b)	1,505	86,507
Zillow Group, Inc. - Class C (b)(c)	615	35,430
		7,951,166
Consumer Discretionary - 9.9%
AutoZone, Inc. (b)	208	234,649
Best Buy Co., Inc.	885	77,234
Carnival Corp. (c)	9,881	162,246
Dollar General Corp.	703	133,929
DR Horton, Inc.	985	54,618
Ford Motor Co.	342,229	2,080,752
Garmin Ltd.	4,980	485,550
Gentex Corp.	695	17,910
Gildan Activewear, Inc.	99,515	1,541,487
Grand Canyon Education, Inc. (b)	330	29,875
H&R Block, Inc.	9,315	133,018
Harley-Davidson, Inc.	4,615	109,699
L Brands, Inc.	1,960	29,341
Lear Corp.	18,053	1,968,138
Lennar Corp. - Class A	7,933	488,831
Lennar Corp. - Class B	590	27,193
Lowe's Companies, Inc.	13,880	1,875,466
McDonald's Corp.	1,429	263,608
Mohawk Industries, Inc. (b)	8,626	877,782
Newell Brands, Inc.	77,463	1,230,112
Penske Automotive Group, Inc.	630	24,387
PulteGroup, Inc.	3,290	111,959
PVH Corp.	19,606	942,068
Skechers USA, Inc. - Class A (b)	1,485	46,599
Target Corp.	3,625	434,746
The Home Depot, Inc.	3,017	755,789
Whirlpool Corp.	9,343	1,210,199
Williams-Sonoma, Inc.	1,390	113,994
Yum China Holdings, Inc.	3,602	173,148
Yum! Brands, Inc.	4,365	379,362
		16,013,689
Consumer Staples - 10.8%
Apache Corp.	2,975	40,162
Baker Hughes Co.	59,832	920,814
Campbell Soup Co.	575	28,537
Chevron Corp.	6,059	540,644
Coca-Cola European Partners PLC	28,658	1,082,126
Colgate-Palmolive Co.	5,370	393,406
ConocoPhillips	5,345	224,597
Continental Resources, Inc. (c)	3,640	63,809
Devon Energy Corp.	4,795	54,375
EOG Resources, Inc.	3,370	170,724
Exxon Mobil Corp.	30,765	1,375,811
Flowers Foods, Inc.	4,325	96,707
General Mills, Inc.	515	31,750
Halliburton Co.	138,961	1,803,714
Helmerich & Payne, Inc.	3,450	67,309
Herbalife Nutrition Ltd. (b)	2,455	110,426
Hess Corp.	17,043	882,998
HollyFrontier Corp.	810	23,652
Kellogg Co.	6,793	448,746
Keurig Dr Pepper, Inc.	9,830	279,172
Kimberly-Clark Corp.	2,347	331,748
Lamb Weston Holdings, Inc.	3,290	210,330
Molson Coors Beverage Co. - Class B	25,851	888,240
Mondelez International, Inc. - Class A	4,820	246,447
National Oilwell Varco, Inc.	101,256	1,240,386
Occidental Petroleum Corp.	1,500	27,450
PepsiCo, Inc.	1,355	179,212
Philip Morris International, Inc.	10,050	704,103
Phillips 66	20,694	1,487,899
Schlumberger Ltd.	3,475	63,905
Spectrum Brands Holdings, Inc.	1,804	82,804
Sprouts Farmers Market, Inc. (b)	9,415	240,930
Sysco Corp.	460	25,144
The Clorox Co.	264	57,914
The Coca-Cola Co.	10,773	481,338
The Hershey Co.	180	23,332
The Procter & Gamble Co.	9,923	1,186,493
Valero Energy Corp.	11,635	684,371
Walgreens Boots Alliance, Inc.	1,135	48,113
Walmart, Inc.	6,050	724,669
		17,574,307

Energy - 1.6%
BP PLC - ADR	34,376	801,648
Cenovus Energy, Inc.	136,143	635,788
Royal Dutch Shell PLC - ADR (c)	34,260	1,119,959
		2,557,395
Financials - 25.5%
American Express Co.	16,408	1,562,042
American International Group, Inc.	62,694	1,954,799
American National Insurance Co.	985	70,989
Ameriprise Financial, Inc.	360	54,014
Annaly Capital Management, Inc.	10,570	69,339
Aon PLC	5,900	1,136,340
Arthur J Gallagher & Co.	705	68,731
Assurant, Inc.	5,327	550,226
Assured Guaranty Ltd.	3,000	73,230
Axis Capital Holdings Ltd.	16,719	678,123
Bank of America Corp.	102,975	2,445,656
Bank of Hawaii Corp.	1,405	86,281
Berkshire Hathaway, Inc. - Class B (b)	5,812	1,037,500
BlackRock, Inc.	1,236	672,495
Brighthouse Financial, Inc. (b)	2,325	64,682
Brown & Brown, Inc.	9,125	371,935
Capital One Financial Corp.	18,848	1,179,696
Cboe Global Markets, Inc.	1,755	163,706
Chubb Ltd.	16,121	2,041,241
Citigroup, Inc.	36,633	1,871,946
CME Group, Inc.	2,442	396,923
Eaton Vance Corp.	2,945	113,677
Equitable Holdings, Inc.	77,700	1,498,833
Fidelity National Financial, Inc.	6,860	210,328
Fifth Third Bancorp	14,689	283,204
First American Financial Corp.	2,825	135,657
First Hawaiian, Inc.	7,075	121,973
Intercontinental Exchange, Inc.	2,870	262,892
Invesco Ltd.	15,118	162,670
JPMorgan Chase & Co.	45,366	4,267,126
KeyCorp	24,569	299,250
Lazard Ltd.	5,450	156,034
M&T Bank Corp.	1,726	179,452
Markel Corp. (b)	255	235,408
MetLife, Inc.	37,586	1,372,641
MGIC Investment Corp.	12,760	104,504
Morgan Stanley	40,660	1,963,878
Navient Corp.	21,900	153,957
New York Community Bancorp, Inc.	172,594	1,760,459
Northern Trust Corp.	19,453	1,543,401
OneMain Holdings, Inc.	8,035	197,179
PacWest Bancorp	1,380	27,200
Popular, Inc.	6,395	237,702
Primerica, Inc.	650	75,790
Prosperity Bancshares, Inc.	3,485	206,939
RenaissanceRe Holdings Ltd.	370	63,281
State Street Corp.	4,480	284,704
Sterling Bancorp	10,560	123,763
Synchrony Financial	13,169	291,825
T Rowe Price Group, Inc.	1,340	165,490
The Allstate Corp.	460	44,615
The Charles Schwab Corp.	2,135	72,035
The Goldman Sachs Group, Inc.	5,928	1,171,491
The Hanover Insurance Group, Inc.	1,375	139,329
The PNC Financial Services Group, Inc.	611	64,283
Truist Financial Corp.	730	27,412
UBS Group AG	28,654	330,667
Unum Group	3,500	58,065
US Bancorp	50,143	1,846,265
Voya Financial, Inc.	24,788	1,156,360
W R Berkley Corp.	5,200	297,908
Wells Fargo & Co.	110,329	2,824,422
Western Alliance Bancorp	9,365	354,653
		41,436,616
Health Care - 15.2%
Abbott Laboratories	7,490	684,811
AbbVie, Inc.	2,650	260,177
Amgen, Inc.	4,213	993,678
Anthem, Inc.	1,310	344,504
Baxter International, Inc.	950	81,795
Biogen, Inc. (b)	1,188	317,849
Boston Scientific Corp. (b)	188	6,601
Bristol-Myers Squibb Co.	18,901	1,111,379
Bruker Corp.	3,230	131,396
Cardinal Health, Inc.	21,673	1,131,114
Cigna Corp.	13,174	2,472,101
CVS Health Corp.	49,451	3,212,831
Danaher Corp.	3,118	551,356
DaVita, Inc. (b)	665	52,628
Eli Lilly and Co.	209	34,314
Exelixis, Inc. (b)	2,330	55,314
Gilead Sciences, Inc.	3,180	244,669
HCA Healthcare, Inc.	3,400	330,004
Horizon Therapeutics PLC (b)	4,715	262,060
Humana, Inc.	1,222	473,831
IQVIA Holdings, Inc. (b)	50	7,094
Johnson & Johnson	24,122	3,392,277
Laboratory Corp. of America Holdings (b)	282	46,843
McKesson Corp.	11,042	1,694,064
Medtronic PLC	23,589	2,163,111
Merck & Co., Inc.	2,154	166,569
Mylan NV (b)	32,739	526,443
Pfizer, Inc.	40,127	1,312,153
Premier, Inc. - Class A (b)	1,655	56,733
Regeneron Pharmaceuticals, Inc. (b)	158	98,537
STERIS PLC	862	132,265
Thermo Fisher Scientific, Inc.	874	316,685
United Therapeutics Corp. (b)	280	33,880
UnitedHealth Group, Inc.	6,581	1,941,066
West Pharmaceutical Services, Inc.	397	90,186
Zimmer Biomet Holdings, Inc.	300	35,808
		24,766,126
Industrials - 9.9%
3M Co.	736	114,809
Alaska Air Group, Inc.	850	30,821
AMETEK, Inc.	2,350	210,020
Carrier Global Corp.	4,092	90,924
Caterpillar, Inc.	350	44,275
Cintas Corp.	510	135,844
Clean Harbors, Inc. (b)	1,345	80,673
CSX Corp.	865	60,325
Curtiss-Wright Corp.	7,095	633,442
Deere & Co.	7,303	1,147,666
Dover Corp.	2,952	285,045
Emerson Electric Co.	3,245	201,287
Fastenal Co.	2,805	120,166
Fortive Corp.	205	13,870
General Dynamics Corp.	9,834	1,469,790
General Electric Co.	298,271	2,037,191
HEICO Corp.	640	63,776
Hexcel Corp.	6,275	283,756
Honeywell International, Inc.	3,771	545,249
Ingersoll Rand, Inc. (b)	3,675	103,341
ITT, Inc.	3,835	225,268
Kansas City Southern	190	28,365
Mercury Systems, Inc. (b)	1,250	98,325
MSC Industrial Direct Co., Inc. - Class A	1,795	130,694
Norfolk Southern Corp.	228	40,030
nVent Electric PLC	2,305	43,173
Old Dominion Freight Line, Inc.	160	27,134
Oshkosh Corp.	335	23,993
Otis Worldwide Corp.	2,046	116,336
Parker-Hannifin Corp.	3,324	609,189
Quanta Services, Inc.	4,975	195,169
Raytheon Technologies Corp.	16,291	1,003,851
Republic Services, Inc.	2,120	173,946
Roper Technologies, Inc.	470	182,482
Stanley Black & Decker, Inc.	24,639	3,434,184
Watsco, Inc.	209	37,139
Westinghouse Air Brake Technologies Corp.	33,519	1,929,689
Woodward, Inc.	595	46,142
WW Grainger, Inc.	80	25,133
		16,042,512
Information Technology - 8.4%
Analog Devices, Inc.	3,020	370,373
Apple, Inc.	144	52,531
Applied Materials, Inc.	5,041	304,729
Arrow Electronics, Inc. (b)	380	26,102
Autodesk, Inc. (b)	494	118,160
Broadcom, Inc.	180	56,810
Cerence, Inc. (b)	466	19,031
Ciena Corp. (b)	1,475	79,886
Cirrus Logic, Inc. (b)	7,030	434,313
Cisco Systems, Inc.	15,642	729,543
Citrix Systems, Inc.	120	17,749
Cognizant Technology Solutions Corp. - Class A	39,010	2,216,548
Hewlett Packard Enterprise Co.	172,948	1,682,784
HP, Inc.	2,350	40,961
Intel Corp.	21,592	1,291,849
Jabil, Inc.	7,445	238,836
Jack Henry & Associates, Inc.	190	34,966
Juniper Networks, Inc.	23,263	531,792
Lam Research Corp.	741	239,684
Leidos Holdings, Inc.	1,655	155,024
Manhattan Associates, Inc. (b)	585	55,107
Microchip Technology, Inc.	2,390	251,691
Micron Technology, Inc. (b)	2,550	131,376
Microsoft Corp.	1,242	252,759
Motorola Solutions, Inc.	825	115,607
Oracle Corp.	58,479	3,232,134
Qorvo, Inc. (b)	2,390	264,167
QUALCOMM, Inc.	921	84,004
SYNNEX Corp.	485	58,088
Teradyne, Inc.	2,850	240,854
VeriSign, Inc. (b)	1,167	241,371
		13,568,829
Materials - 5.4%
Air Products and Chemicals, Inc.	470	113,486
Corteva, Inc.	53,014	1,420,245
Dow, Inc.	59,696	2,433,209
DuPont de Nemours, Inc.	26,606	1,413,577
Eagle Materials, Inc.	2,380	167,124
Ecolab, Inc.	421	83,758
Graphic Packaging Holding Co.	3,680	51,483
Linde PLC	7,724	1,638,338
Martin Marietta Materials, Inc.	100	20,657
NewMarket Corp.	571	228,674
Newmont Corp.	4,105	253,443
Reliance Steel & Aluminum Co.	875	83,064
Royal Gold, Inc.	190	23,621
Sealed Air Corp.	335	11,005
Sonoco Products Co.	3,073	160,687
Southern Copper Corp.	4,750	188,907
The Scotts Miracle-Gro Co.	220	29,583
Valvoline, Inc.	11,885	229,737
Vulcan Materials Co.	1,638	189,762
		8,740,360
Real Estate - 2.5%
American Campus Communities, Inc.	725	25,346
Apple Hospitality REIT, Inc.	3,270	31,588
AvalonBay Communities, Inc.	373	57,681
Boston Properties, Inc.	754	68,146
Brixmor Property Group, Inc.	9,010	115,508
CBRE Group, Inc. - Class A (b)	615	27,810
Corporate Office Properties Trust	435	11,023
CubeSmart	2,715	73,278
Empire State Realty Trust, Inc. - Class A	7,320	51,240
Healthcare Trust of America, Inc. - Class A	1,630	43,228
Healthpeak Properties, Inc.	67,096	1,849,166
Highwoods Properties, Inc.	5,605	209,235
Kimco Realty Corp.	1,820	23,369
Life Storage, Inc.	2,185	207,466
MGM Growth Properties LLC	20,713	563,601
Outfront Media, Inc.	5,745	81,407
Paramount Group, Inc.	22,235	171,432
Prologis, Inc.	2,670	249,191
Public Storage	551	105,731
UDR, Inc.	745	27,848
Ventas, Inc.	3,220	117,916
Weingarten Realty Investors	2,744	51,944
		4,163,154
Utilities - 5.4%
Avangrid, Inc.	6,351	266,615
CenterPoint Energy, Inc.	46,674	871,404
Dominion Energy, Inc.	7,657	621,595
Edison International	14,430	783,693
Entergy Corp.	20,443	1,917,758
Exelon Corp.	43,920	1,593,857
IDACORP, Inc.	2,185	190,904
MDU Resources Group, Inc.	12,516	277,605
National Fuel Gas Co.	1,980	83,021
NextEra Energy, Inc.	2,318	556,714
NRG Energy, Inc.	33,630	1,094,993
The Southern Co.	3,991	206,933
Vistra Energy Corp.	17,495	325,757
		8,790,849
Total Common Stocks (Cost $160,493,514)		$161,605,003

Right - 0.0% (d)
T-Mobile US, Inc. (b)	550	$93
Total Right (Cost $79)		$93

Short-Term Investment - 1.2%
Money Market Fund - 1.2%
First American Government Obligations Fund - Class X, 0.090% (e)(f)	1,933,220	$1,933,220
Total Short-Term Investment (Cost $1,933,220)		$1,933,220

Total Investments at Value (Cost $162,426,813) - 100.7%		$163,538,316
Liabilities in Excess of Other Assets - (0.7)%		(1,151,676)
Net Assets - 100.0%		$162,386,640

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

REIT Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $1,076,590 (Note 7).
(d)	Represents less than 0.1%.
(e)	Rate listed is the 7-day effective yield as of June 30, 2020.
(f)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $1,121,290.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

WILSHIRE MUTUAL FUNDS, INC.
SMALL COMPANY GROWTH PORTFOLIO	June 30, 2020 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks - 97.3% (a)
Communication Services - 1.5%
Cargurus, Inc. (b)	270	$6,845
Cogent Communications Holdings, Inc.	5,590	432,442
National CineMedia, Inc.	1,890	5,613
TechTarget, Inc. (b)	3,435	103,153
Vonage Holdings Corp. (b)	1,710	17,203
Yelp, Inc. (b)	1,823	42,166
		607,422
Consumer Discretionary - 9.8%
Asbury Automotive Group, Inc. (b)	730	56,451
BJ's Restaurants, Inc.	205	4,293
Cavco Industries, Inc. (b)	247	47,634
Chegg, Inc. (b)	6,940	466,784
Cracker Barrel Old Country Store, Inc.	150	16,636
Deckers Outdoor Corp. (b)	905	177,733
Dine Brands Global, Inc.	189	7,957
Everi Holdings, Inc. (b)	2,855	14,732
Fox Factory Holding Corp. (b)	280	23,131
Gentherm, Inc. (b)	705	27,424
Helen of Troy Ltd. (b)	510	96,166
Hibbett Sports, Inc. (b)	300	6,282
Installed Building Products, Inc. (b)	1,420	97,668
iRobot Corp. (b)(c)	290	24,331
Jack in the Box, Inc.	235	17,411
Lithia Motors, Inc. - Class A	483	73,092
Malibu Boats, Inc. (b)	1,310	68,055
Meritage Homes Corp. (b)	490	37,299
Murphy USA, Inc. (b)	290	32,651
National Vision Holdings, Inc. (b)	1,595	48,679
Papa John's International, Inc.	260	20,647
Penn National Gaming, Inc. (b)	1,100	33,594
Perdoceo Education Corp. (b)	5,045	80,367
Rent-A-Center, Inc.	2,852	79,343
RCI Hospitality Holdings, Inc.	320	4,435
RH (b)	210	52,269
SeaWorld Entertainment, Inc. (b)(c)	2,920	43,245
Scientific Games Corp. (b)	1,070	16,542
Skyline Champion Corp. (b)	28,300	688,822
Sleep Number Corp. (b)(c)	829	34,520
Steven Madden Ltd.	2,553	63,034
Strategic Education, Inc.	592	90,961
Sturm Ruger & Co, Inc.	240	18,240
Texas Roadhouse, Inc.	6,000	315,420
The Rubicon Project, Inc. (b)	4,790	31,949
TopBuild Corp. (b)	6,156	700,368
Universal Electronics, Inc. (b)	316	14,795
Wingstop, Inc.	850	118,125
Winmark Corp.	455	77,914
Winnebago Industries, Inc.	300	19,986
YETI Holdings, Inc. (b)	980	41,875
		3,890,860
Consumer Staples - 5.1%
BJ's Wholesale Club Holdings, Inc. (b)	2,020	75,285
Coca-Cola Consolidated, Inc.	10	2,292
elf Beauty, Inc. (b)	14,340	273,464
Inter Parfums, Inc.	5,684	273,684
Grocery Outlet Holding Corp. (b)	20,370	831,096
J & J Snack Foods Corp.	1,940	246,632
Lancaster Colony Corp.	310	48,047
Lifevantage Corp. (b)	3,625	49,010
MGP Ingredients, Inc.	66	2,423
Performance Food Group Co. (b)	575	16,756
Sanderson Farms, Inc.	80	9,271
USANA Health Sciences, Inc. (b)	1,110	81,507
Vector Group Ltd.	3,224	32,433
WD-40 Co.	314	62,266
		2,004,166
Energy - 0.5%
Select Energy Services, Inc. - Class A (b)	42,132	206,447
Financials - 3.9%
Artisan Partners Asset Management, Inc. - Class A	2,630	85,475
Axos Financial, Inc. (b)	320	7,066
Banc of California, Inc.	29,670	321,326
Cohen & Steers, Inc.	2,425	165,021
Curo Group Holdings Corp.	2,708	22,124
eHealth, Inc. (b)	270	26,525
Federated Hermes, Inc.	2,115	50,126
First Financial Bankshares, Inc.	450	13,000
Focus Financial Partners, Inc. (b)	125	4,131
Glacier Bancorp, Inc.	935	32,996
LendingTree, Inc. (b)(c)	1,176	340,487
Meta Financial Group, Inc.	145	2,635
National General Holdings Corp.	2,075	44,841
NMI Holdings, Inc. - Class A (b)	710	11,417
PennyMac Financial Services, Inc.	150	6,268
Piper Sandler Companies	140	8,282
RLI Corp.	685	56,238
Silvercrest Asset Management Group, Inc.	191	2,428
South State Corp.	5,898	281,099
Stock Yards Bancorp, Inc.	1,555	62,511
		1,543,996
Health Care - 30.2%
Abeona Therapeutics, Inc. (b)	6,310	18,394
ACADIA Pharmaceuticals, Inc. (b)	1,946	94,323
Acceleron Pharma, Inc. (b)	662	63,069
Addus HomeCare Corp. (b)	280	25,917
ADMA Biologics, Inc. (b)(c)	3,645	10,680
Aduro Biotech, Inc. (b)	2,350	5,428
Adverum Biotechnologies, Inc. (b)	920	19,210
Aerie Pharmaceuticals, Inc. (b)	630	9,299
Affimed NV (b)	3,540	16,337
Alector, Inc. (b)	430	10,509
Allogene Therapeutics, Inc. (b)	1,510	64,658
Amedisys, Inc. (b)	506	100,461
Amicus Therapeutics, Inc. (b)	8,188	123,475
AMN Healthcare Services, Inc. (b)	595	26,918
Arena Pharmaceuticals, Inc. (b)	160	10,072
Arrowhead Pharmaceuticals, Inc. (b)	2,204	95,191
Arvinas, Inc. (b)	1,250	41,925
Atara Biotherapeutics, Inc. (b)	780	11,365
Athenex, Inc. (b)	1,128	15,521
Avid Bioservices, Inc. (b)	1,965	12,900
Axsome Therapeutics, Inc. (b)	580	47,722
BioCryst Pharmaceuticals, Inc. (b)	3,645	17,368
BioDelivery Sciences International, Inc. (b)	15,205	66,294
Biohaven Pharmaceutical Holding Co. Ltd. (b)	385	28,147
BioSpecifics Technologies Corp. (b)	90	5,515
BioTelemetry, Inc. (b)	9,720	439,247
Blueprint Medicines Corp. (b)	1,048	81,744
Bridgebio Pharma, Inc. (b)	300	9,783
CareDx, Inc. (b)	998	35,359
Catalyst Pharmaceuticals, Inc. (b)	5,720	26,426
Chemed Corp.	144	64,954
ChemoCentryx, Inc. (b)	735	42,292
Coherus Biosciences, Inc. (b)	3,795	67,779
Collegium Pharmaceutical, Inc. (b)	1,890	33,075
CONMED Corp.	5,305	381,907
Constellation Pharmaceuticals, Inc. (b)	1,710	51,385
Corcept Therapeutics, Inc. (b)	420	7,064
CorVel Corp. (b)	274	19,424
CytomX Therapeutics, Inc. (b)	2,034	16,943
Deciphera Pharmaceuticals, Inc. (b)	110	6,569
Denali Therapeutics, Inc. (b)	300	7,254
Dicerna Pharmaceuticals, Inc. (b)	1,435	36,449
Eagle Pharmaceuticals, Inc. (b)	1,475	70,770
Editas Medicine, Inc. (b)	2,093	61,911
Eiger BioPharmaceuticals, Inc. (b)	1,272	12,211
Emergent BioSolutions, Inc. (b)	635	50,216
Enanta Pharmaceuticals, Inc. (b)	1,565	78,579
Epizyme, Inc. (b)	250	4,015
Esperion Therapeutics, Inc. (b)(c)	1,225	62,855
Fate Therapeutics, Inc. (b)	900	30,879
FibroGen, Inc. (b)	873	35,383
G1 Therapeutics, Inc. (b)	1,459	35,395
GenMark Diagnostics, Inc. (b)	1,740	25,595
Global Blood Therapeutics, Inc. (b)	1,045	65,971
Globus Medical, Inc. - Class A (b)	265	12,643
Haemonetics Corp. (b)	485	43,437
Halozyme Therapeutics, Inc. (b)	4,818	129,171
Hanger, Inc. (b)	2,362	39,115
HealthEquity, Inc. (b)	2,070	121,447
HealthStream, Inc. (b)	250	5,533
Heron Therapeutics, Inc. (b)	990	14,563
Heska Corp. (b)	3,250	302,803
HMS Holdings Corp. (b)	1,734	56,164
Horizon Therapeutics PLC (b)	485	26,956
ImmunoGen, Inc. (b)	4,932	22,687
Innoviva, Inc. (b)	1,535	21,459
Inovalon Holdings, Inc. (b)	5,070	97,648
Insmed, Inc. (b)	1,300	35,802
Integer Holdings Corp. (b)	6,537	477,528
Intellia Therapeutics, Inc. (b)	1,360	28,587
Intercept Pharmaceuticals, Inc. (b)	894	42,832
Invitae Corp. (b)	445	13,479
Iovance Biotherapeutics, Inc. (b)	1,215	33,352
Ironwood Pharmaceuticals, Inc. (b)	6,186	63,840
Karyopharm Therapeutics, Inc. (b)	90	1,705
Kiniksa Pharmaceuticals Ltd. (b)	360	9,173
Kodiak Sciences, Inc. (b)	240	12,989
Kura Oncology, Inc. (b)	260	4,238
Lantheus Holdings, Inc. (b)	470	6,721
LeMaitre Vascular, Inc.	9,580	252,912
LHC Group, Inc. (b)	3,426	597,220
Ligand Pharmaceuticals, Inc. (b)(c)	70	7,829
LivaNova PLC (b)	965	46,445
Madrigal Pharmaceuticals, Inc. (b)	580	65,685
Marinus Pharmaceuticals, Inc. (b)	2,870	7,290
Medpace Holdings, Inc. (b)	8,693	808,623
Mesa Laboratories, Inc.	2,725	590,780
Mirati Therapeutics, Inc. (b)	710	81,061
Momenta Pharmaceuticals, Inc. (b)	835	27,781
MyoKardia, Inc. (b)	680	65,702
Natera, Inc. (b)	1,121	55,893
Neogen Corp. (b)	7,938	615,989
NeoGenomics, Inc. (b)	26,825	831,038
Nevro Corp. (b)	770	91,992
NextCure, Inc. (b)	70	1,501
Novocure Ltd. (b)	1,862	110,417
NuVasive, Inc. (b)	695	38,684
Omnicell, Inc. (b)	1,615	114,051
Ovid therapeutics, Inc. (b)	4,750	35,008
Pacific Biosciences of California, Inc. (b)	6,450	22,253
Pacira BioSciences, Inc. (b)	260	13,642
PRA Health Sciences, Inc. (b)	3,180	309,382
PTC Therapeutics, Inc. (b)	955	48,457
Puma Biotechnology, Inc. (b)	1,250	13,037
Quidel Corp. (b)	470	105,158
R1 RCM, Inc. (b)	2,055	22,913
Radius Health, Inc. (b)	1,595	21,740
Repligen Corp. (b)	8,240	1,018,546
Rigel Pharmaceuticals, Inc. (b)	11,085	20,286
Sangamo Therapeutics, Inc. (b)	1,247	11,173
Select Medical Holdings Corp. (b)	1,835	27,030
Simulations Plus, Inc.	1,144	68,434
STAAR Surgical Co. (b)	965	59,386
Surmodics, Inc. (b)	85	3,675
Tabula Rasa HealthCare, Inc. (b)(c)	12,210	668,253
Tactile Systems Technology, Inc. (b)	6,131	254,007
Teladoc Health, Inc. (b)	224	42,748
TG Therapeutics, Inc. (b)	330	6,428
Tenet Healthcare Corp. (b)	2,011	36,419
The Ensign Group, Inc.	835	34,945
Translate Bio, Inc. (b)	450	8,064
Turning Point Therapeutics, Inc. (b)	150	9,688
Twist Bioscience Corp. (b)	295	13,363
Ultragenyx Pharmaceutical, Inc. (b)	680	53,190
US Physical Therapy, Inc.	595	48,207
Vericel Corp. (b)	1,297	17,925
Voyager Therapeutics, Inc. (b)	2,555	32,244
Xencor, Inc. (b)	3,348	108,442
		11,970,940
Industrials - 12.7%
Advanced Drainage Systems, Inc.	1,560	77,064
Aerojet Rocketdyne Holdings, Inc. (b)	1,380	54,703
AeroVironment, Inc. (b)	1,575	125,417
Albany International Corp. - Class A	1,425	83,662
Allegiant Travel Co.	90	9,829
Allied Motion Technologies, Inc.	60	2,118
American Superconductor Corp. (b)	1,505	12,236
Atkore International Group, Inc. (b)	2,779	76,006
Axon Enterprise, Inc. (b)	3,157	309,796
Barrett Business Services, Inc.	115	6,110
Brady Corp. - Class A	1,030	48,224
Builders FirstSource, Inc. (b)	4,754	98,408
CECO Environmental Corp. (b)	700	4,613
Chart Industries, Inc. (b)	285	13,820
Cimpress PLC (b)	575	43,895
Comfort Systems USA, Inc.	494	20,130
CSW Industrials, Inc.	1,630	112,649
EMCOR Group, Inc.	635	41,999
Energy Recovery, Inc. (b)	400	3,038
Evoqua Water Technologies Corp. (b)	1,770	32,922
Exponent, Inc.	1,901	153,848
Forward Air Corp.	35	1,744
Foundation Building Materials, Inc. (b)	1,200	18,732
Franklin Electric Co., Inc.	2,100	110,292
Great Lakes Dredge & Dock Corp. (b)	7,400	68,524
John Bean Technologies Corp.	865	74,407
Kimball International, Inc. - Class B	1,100	12,716
Kratos Defense & Security Solutions, Inc. (b)	35,006	547,144
Marten Transport Ltd.	13,975	351,611
Masonite International Corp. (b)	110	8,556
MasTec, Inc. (b)	2,700	121,149
Mastech Digital, Inc. (b)	320	8,298
Mercury Systems, Inc. (b)	9,364	736,572
Mobile Mini, Inc.	100	2,950
MRC Global, Inc. (b)	430	2,541
MSA Safety, Inc.	640	73,241
Mueller Industries, Inc.	1,608	42,741
RBC Bearings, Inc. (b)	380	50,935
Rexnord Corp.	1,145	33,377
Saia, Inc. (b)	3,955	439,717
Simpson Manufacturing Co., Inc.	955	80,564
SiteOne Landscape Supply, Inc. (b)	4,095	466,707
Tetra Tech, Inc.	675	53,406
The Brink's Co.	55	2,503
Trex Co., Inc. (b)	852	110,820
TriNet Group, Inc. (b)	1,967	119,869
Triumph Group, Inc.	165	1,487
UFP Industries, Inc.	2,155	106,694
Vectrus, Inc. (b)	350	17,195
Watts Water Technologies, Inc. - Class A	60	4,860
WillScot Corp. (b)	940	11,553
		5,011,392
Information Technology - 30.6%
Acacia Communications, Inc. (b)	820	55,096
ACI Worldwide, Inc. (b)	2,220	59,918
Advanced Energy Industries, Inc. (b)	735	49,826
Alarm.com Holdings, Inc. (b)	340	22,035
Ambarella, Inc. (b)	1,240	56,792
American Software, Inc.	640	10,086
Appfolio, Inc. - Class A (b)	1,847	300,525
Avaya Holdings Corp. (b)	580	7,169
Axcelis Technologies, Inc. (b)	1,590	44,281
Badger Meter, Inc.	955	60,089
Blackbaud, Inc.	765	43,666
Blackline, Inc. (b)	1,219	101,067
Box, Inc. - Class A (b)	40,939	849,894
Brooks Automation, Inc.	175	7,742
Cabot Microelectronics Corp.	1,925	268,614
Cardtronics PLC - Class A (b)	920	22,062
Cass Information Systems, Inc.	733	28,609
CommVault Systems, Inc. (b)	792	30,650
Cornerstone OnDemand, Inc. (b)	1,633	62,968
CSG Systems International, Inc.	950	39,320
Digital Turbine, Inc. (b)	4,789	60,198
Diodes, Inc. (b)	1,059	53,691
eGain Corp. (b)	1,152	12,799
Endava PLC - ADR (b)	7,476	361,091
Endurance International Group Holdings, Inc. (b)	5,765	23,233
Enphase Energy, Inc. (b)	1,010	48,046
Everbridge, Inc. (b)	220	30,439
EVERTEC, Inc.	3,750	105,375
Evo Payments, Inc. (b)	37,711	860,942
ExlService Holdings, Inc. (b)	648	41,083
FormFactor, Inc. (b)	3,500	102,655
I3 Verticals, Inc. (b)	11,536	348,964
II-VI, Inc. (b)	1,190	56,192
Impinj, Inc. (b)	206	5,659
Inphi Corp. (b)	655	76,963
Itron, Inc. (b)	260	17,225
J2 Global, Inc. (b)	1,740	109,985
Lattice Semiconductor Corp. (b)	4,635	131,588
LivePerson, Inc. (b)	300	12,429
MACOM Technology Solutions Holdings, Inc. (b)	2,154	73,990
MAXIMUS, Inc.	8,065	568,179
Mimecast Ltd. (b)	18,565	773,418
Model N, Inc. (b)	320	11,123
NeoPhotonics Corp. (b)	7,130	63,314
nLight, Inc. (b)	15,731	350,172
NVE Corp.	912	56,389
OneSpan, Inc. (b)	9,483	264,860
Onto Innovation, Inc. (b)	190	6,468
OSI Systems, Inc. (b)	1,085	80,984
Pegasystems, Inc.	10,159	1,027,786
Perficient, Inc. (b)	1,420	50,808
PFSweb, Inc. (b)	1,880	12,558
Power Integrations, Inc.	530	62,609
Progress Software Corp.	2,845	110,244
Qualys, Inc. (b)	7,270	756,225
Repay Holdings Corp. (b)	11,382	280,339
Rimini Street, Inc. (b)	4,245	21,862
Rogers Corp. (b)	625	77,875
Sailpoint Technologies Holdings, Inc. (b)	1,550	41,029
Science Applications International Corp.	855	66,416
Semtech Corp. (b)	2,225	116,190
Silicon Laboratories, Inc. (b)	3,537	354,655
SPS Commerce, Inc. (b)	2,525	189,678
SVMK, Inc. (b)	1,550	36,487
Synaptics, Inc. (b)	980	58,918
Telenav, Inc. (b)	2,505	13,752
TTEC Holdings, Inc.	568	26,446
Upland Software, Inc. (b)	455	15,816
Verint Systems, Inc. (b)	2,065	93,297
Viavi Solutions, Inc. (b)	1,390	17,709
WNS Holdings Ltd. - ADR (b)	16,865	927,238
Workiva, Inc. (b)	16,400	877,236
Xperi Holding Corp.	2,015	29,741
		12,092,777
Materials - 1.7%
Balchem Corp.	173	16,411
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	840	–
Forterra, Inc. (b)	196	2,187
Innospec, Inc.	1,025	79,181
Koppers Holdings, Inc. (b)	660	12,435
Materion Corp.	479	29,454
Myers Industries, Inc.	775	11,276
Neenah, Inc.	79	3,907
Novagold Resources, Inc. (b)	6,450	59,211
PolyOne Corp.	1,607	42,152
Quaker Chemical Corp.	2,108	391,350
Worthington Industries, Inc.	200	7,460
		655,024
Real Estate - 0.9%
Cushman & Wakefield PLC (b)	1,635	20,372
EastGroup Properties, Inc.	792	93,939
First Industrial Realty Trust, Inc.	125	4,805
Gladstone Commercial Corp.	380	7,125
National Health Investors, Inc.	280	17,002
Newmark Group, Inc. - Class A	2,630	12,782
PS Business Parks, Inc.	490	64,876
Redfin Corp. (b)	2,740	114,833
Tanger Factory Outlet Centers, Inc. (c)	320	2,282
The RMR Group, Inc. - Class A	230	6,778
Uniti Group, Inc.	1,461	13,660
		358,454
Utilities - 0.4%
American States Water Co.	1,455	114,407
Genie Energy Ltd. - Class B	1,320	9,715
Pure Cycle Corp. (b)	3,870	35,565
TerraForm Power, Inc. - Class A	1,175	21,667
		181,354
Total Common Stocks (Cost $29,083,955)		$38,522,832

Short-Term Investment - 4.8%
Money Market Fund - 4.8%
First American Government Obligations Fund - Class X, 0.090% (f)(g)	1,887,836	$1,887,836
Total Short-Term Investment (Cost $1,887,836)		$1,887,836

Total Investments at Value (Cost $30,971,791) - 102.1%		$40,410,668
Other Assets in Excess of Liabilities - (2.1)%		(834,999)
Net Assets - 100.0%		$39,575,669

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $962,906 (Note 7).
(d)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.
(e)	Illiquid security. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.
(f)	Rate listed is the 7-day effective yield as of June 30, 2020.
(g)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $954,222.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

WILSHIRE MUTUAL FUNDS, INC.
SMALL COMPANY VALUE PORTFOLIO	June 30, 2020 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks - 98.2% (a)
Communication Services - 1.4%
Cincinnati Bell, Inc. (b)	623	$9,252
Consolidated Communications Holdings, Inc. (b)	1,075	7,278
Emerald Holding, Inc.	6,200	19,096
Entercom Communications Corp. - Class A	7,715	10,647
Entravision Communications Corp. - Class A	16,780	23,995
IDT Corp. - Class B (b)	1,850	12,080
Liberty Latin America Ltd. - Class C (b)	276	2,605
Live Nation Entertainment, Inc. (b)	5,725	253,789
Meredith Corp.	1,100	16,005
MSG Networks, Inc. - Class A (b)	2,900	28,855
National CineMedia, Inc.	4,727	14,039
Saga Communications, Inc. - Class A	61	1,562
TEGNA, Inc.	1,665	18,548
Vonage Holdings Corp. (b)	980	9,859
		427,610
Consumer Discretionary - 13.1%
Aaron's, Inc.	3,405	154,587
Adient PLC (b)	4,045	66,419
American Eagle Outfitters, Inc.	2,600	28,340
American Public Education, Inc. (b)	920	27,232
Asbury Automotive Group, Inc. (b)	620	47,945
Bed Bath & Beyond, Inc. (c)	1,600	16,960
Big Lots, Inc.	780	32,760
Brinker International, Inc.	800	19,200
Caleres, Inc.	950	7,923
Camping World Holdings, Inc. - Class A	700	19,012
Carriage Services, Inc.	1,195	21,653
Carter's, Inc.	1,289	104,022
Century Communities, Inc. (b)	1,000	30,660
Chico's FAS, Inc.	5,479	7,561
Chuy's Holdings, Inc. (b)	135	2,009
Citi Trends, Inc.	1,400	28,308
Cooper Tire & Rubber Co.	1,500	41,415
Designer Brands, Inc. - Class A	3,700	25,049
Dillard's, Inc. - Class A (c)	300	7,737
Dine Brands Global, Inc.	620	26,102
Duluth Holdings, Inc. - Class B (b)	1,300	9,581
Ethan Allen Interiors, Inc.	3,200	37,856
Express, Inc. (b)	950	1,463
Flexsteel Industries, Inc.	1,000	12,630
Fossil Group, Inc. (b)	8,800	40,920
Funko, Inc. - Class A (b)	7,200	41,760
G-III Apparel Group Ltd. (b)	1,400	18,606
Genesco, Inc. (b)	2,339	50,663
Green Brick Partners, Inc. (b)	13,703	162,381
Group 1 Automotive, Inc.	500	32,985
Guess?, Inc. (c)	1,555	15,037
Hamilton Beach Brands Holding Co. - Class A	800	9,520
Hanesbrands, Inc.	12,578	142,006
Harley-Davidson, Inc.	1,000	23,770
Haverty Furniture Companies, Inc.	1,700	27,200
Helen of Troy Ltd. (b)	199	37,523
Hibbett Sports, Inc. (b)	3,893	81,519
Hilton Grand Vacations, Inc. (b)	1,400	27,370
Hooker Furniture Corp.	2,100	40,845
iRobot Corp. (b)(c)	400	33,560
Jack in the Box, Inc.	335	24,820
Johnson Outdoors, Inc. - Class A	580	52,792
KB Home	1,185	36,356
Lands' End, Inc. (b)	1,430	11,497
Laureate Education, Inc. (b)	375	3,737
La-Z-Boy, Inc.	1,000	27,060
LGI Homes, Inc. (b)	300	26,409
Lithia Motors, Inc. - Class A	460	69,612
M/I Homes, Inc. (b)	1,775	61,131
Meritage Homes Corp. (b)	2,900	220,748
Motorcar Parts of America, Inc. (b)	1,900	33,573
Movado Group, Inc.	3,200	34,688
Murphy USA, Inc. (b)	822	92,549
Office Depot, Inc.	18,465	43,393
Penn National Gaming, Inc. (b)	305	9,315
PetMed Express, Inc. (c)	1,000	35,640
Red Rock Resorts, Inc. - Class A	20,250	220,928
Regis Corp. (b)	1,200	9,816
Rent-A-Center, Inc.	2,440	67,881
RH (b)	290	72,181
Rocky Brands, Inc.	700	14,392
Sally Beauty Holdings, Inc. (b)	3,908	48,967
Signet Jewelers Ltd.	2,453	25,192
Sleep Number Corp. (b)(c)	110	4,580
Sonic Automotive, Inc. - Class A	1,075	34,303
Sportsman's Warehouse Holdings, Inc. (b)	2,000	28,500
Stamps.com, Inc. (b)	390	71,639
Standard Motor Products, Inc.	986	40,623
Strategic Education, Inc.	321	49,322
Sturm Ruger & Co, Inc.	330	25,080
Taylor Morrison Home Corp. (b)	3,310	63,850
The Buckle, Inc.	1,480	23,206
The Goodyear Tire & Rubber Co.	3,900	34,885
The Rubicon Project, Inc. (b)	4,220	28,147
Thor Industries, Inc.	250	26,633
Tilly's, Inc. - Class A	3,300	18,711
TRI Pointe Group, Inc. (b)	4,405	64,709
Twin River Worldwide Holdings, Inc.	1,100	24,519
Unifi, Inc. (b)	800	10,304
Universal Electronics, Inc. (b)	300	14,046
Urban Outfitters, Inc. (b)	1,100	16,742
Vail Resorts, Inc.	2,090	380,694
Vera Bradley, Inc. (b)	3,700	16,428
Vista Outdoor, Inc. (b)	1,325	19,146
Visteon Corp. (b)	200	13,700
Wingstop, Inc.	320	44,470
Winnebago Industries, Inc.	170	11,325
Wolverine World Wide, Inc.	3,225	76,787
WW International, Inc. (b)	1,647	41,801
ZAGG, Inc. (b)(c)	8,400	26,376
Zumiez, Inc. (b)	3,260	89,259
		4,104,551
Consumer Staples - 6.8%
BJ's Wholesale Club Holdings, Inc. (b)	1,995	74,354
Cal-Maine Foods, Inc. (b)	8,336	370,785
Cimarex Energy Co.	2,629	72,271
CNX Resources Corp. (b)	4,325	37,411
CONSOL Energy, Inc. (b)	1,370	6,946
Darling Ingredients, Inc. (b)	5,145	126,670
Delek US Holdings, Inc.	1,855	32,296
Dril-Quip, Inc. (b)	315	9,384
Edgewell Personal Care Co. (b)	350	10,906
Energizer Holdings, Inc.	700	33,243
Farmer Bros Co. (b)	920	6,753
Flowers Foods, Inc.	5,077	113,522
Green Plains, Inc.	1,210	12,360
Hostess Brands, Inc. (b)	8,240	100,693
Inter Parfums, Inc.	150	7,222
Lancaster Colony Corp.	654	101,363
Medifast, Inc.	130	18,040
National Oilwell Varco, Inc.	1,900	23,275
Natural Grocers by Vitamin Cottage, Inc.	3,050	45,384
Noble Energy, Inc.	13,100	117,376
Nu Skin Enterprises, Inc. - Class A	1,100	42,053
Patterson-UTI Energy, Inc.	1,290	4,476
PBF Energy, Inc. - Class A	1,400	14,336
PDC Energy, Inc. (b)	3,912	48,665
Post Holdings, Inc. (b)	2,946	258,129
Range Resources Corp.	6,000	33,780
Renewable Energy Group, Inc. (b)	1,100	27,258
Sanderson Farms, Inc.	70	8,112
Seaboard Corp.	39	114,419
SM Energy Co.	13,122	49,208
SpartanNash Co.	2,105	44,731
The Andersons, Inc.	665	9,150
The Simply Good Foods Co. (b)	345	6,410
United Natural Foods, Inc. (b)	1,560	28,408
Universal Corp.	800	34,008
USANA Health Sciences, Inc. (b)	400	29,372
Vector Group Ltd.	651	6,549
Village Super Market, Inc. - Class A	1,400	38,808
World Fuel Services Corp.	885	22,798
		2,140,924
Energy - 2.2%
Altus Midstream Co. - Class A (b)	28,300	17,934
Berry Corp.	5,645	27,265
Bonanza Creek Energy, Inc. (b)	2,765	40,977
Cactus, Inc. - Class A	1,700	35,071
ChampionX Corp. (b)	3,100	30,256
CNX Midstream Partners LP	2,700	17,955
CVR Energy, Inc.	1,185	23,830
Earthstone Energy, Inc. - Class A (b)	13,785	39,150
Frank's International NV (b)	17,100	38,133
Golar LNG Ltd.	2,380	17,231
Hoegh LNG Partners LP	800	7,784
International Seaways, Inc.	350	5,719
Kosmos Energy Ltd.	9,100	15,106
Liberty Oilfield Services, Inc. - Class A	4,500	24,660
Magnolia Oil & Gas Corp. - Class A (b)	5,930	35,936
Matador Resources Co. (b)	810	6,885
Matrix Service Co. (b)	2,800	27,216
Montage Resources Corp. (b)	1,250	4,938
NexTier Oilfield Solutions, Inc. (b)	16,880	41,356
Noble Midstream Partners LP (c)	1,200	10,152
Oasis Midstream Partners LP	1,500	13,080
Oil States International, Inc. (b)	1,220	5,795
Par Pacific Holdings, Inc. (b)	1,000	8,990
ProPetro Holding Corp. (b)	3,500	17,990
REX American Resources Corp. (b)	600	41,622
RPC, Inc. (c)	10,200	31,416
SEACOR Holdings, Inc. (b)	610	17,275
Select Energy Services, Inc. - Class A (b)	4,400	21,560
Solaris Oilfield Infrastructure, Inc. - Class A	3,700	27,454
Southwestern Energy Co. (b)(c)	9,070	23,219
Talos Energy, Inc. (b)	2,100	19,320
Tidewater, Inc. (b)	1,080	6,037
		701,312
Financials - 29.7%
1st Source Corp.	700	24,906
AllianceBernstein Holding LP	1,000	27,240
Amalgamated Bank - Class A	1,900	24,016
Ambac Financial Group, Inc. (b)	2,200	31,504
American Equity Investment Life Holding Co.	4,005	98,964
AMERISAFE, Inc.	685	41,895
Apollo Commercial Real Estate Finance, Inc.	1,790	17,560
Argo Group International Holdings Ltd.	700	24,381
Artisan Partners Asset Management, Inc. - Class A	5,795	188,337
Associated Banc-Corp	3,948	54,009
BancFirst Corp.	2,970	120,493
Bank OZK	14,185	332,922
BankUnited, Inc.	4,466	90,437
Bar Harbor Bankshares	1,000	22,390
Blackstone Mortgage Trust, Inc. - Class A	600	14,454
BOK Financial Corp.	3,721	210,013
Boston Private Financial Holdings, Inc.	6,000	41,280
Bridge Bancorp, Inc.	1,600	36,544
Bridgewater Bancshares, Inc. (b)	1,000	10,250
Brightsphere Investment Group, Inc.	1,900	23,674
Brookline Bancorp, Inc.	2,143	21,601
Brown & Brown, Inc.	2,259	92,077
Bryn Mawr Bank Corp.	900	24,894
Cadence BanCorp	14,694	130,189
Calamos Asset Management, Inc. Escrow (b)(d)(e)	1,495	–
Camden National Corp.	700	24,178
Capitol Federal Financial, Inc.	800	8,808
Capstead Mortgage Corp.	4,985	27,368
Cathay General Bancorp	7,891	207,533
City Holding Co.	899	58,588
CNO Financial Group, Inc.	2,800	43,596
Colony Credit Real Estate, Inc.	4,800	33,696
Columbia Banking System, Inc.	1,320	37,415
Community Bank System, Inc.	1,385	78,973
Community Trust Bancorp, Inc.	1,100	36,036
ConnectOne Bancorp, Inc.	2,300	37,076
Cowen, Inc. - Class A	2,100	34,041
CrossFirst Bankshares, Inc. (b)	1,000	9,780
Customers Bancorp, Inc. (b)	3,200	38,464
CVB Financial Corp.	5,745	107,661
Dime Community Bancshares, Inc.	2,969	40,764
Donegal Group, Inc. - Class A	2,135	30,360
Eagle Bancorp, Inc.	1,140	37,335
Employers Holdings, Inc.	1,300	39,195
Encore Capital Group, Inc. (b)	760	25,977
Enova International, Inc. (b)	385	5,725
Enstar Group Ltd. (b)	1,901	290,416
Equity Bancshares, Inc. - Class A (b)	2,200	38,368
Essent Group Ltd.	2,080	75,442
Evercore, Inc. - Class A	400	23,568
FB Financial Corp.	500	12,385
FBL Financial Group, Inc. - Class A	887	31,834
Federal Agricultural Mortgage Corp. - Class C	300	19,203
Federated Hermes, Inc.	2,170	51,429
Fidelity National Financial, Inc.	1	30
Financial Institutions, Inc.	1,200	22,332
First BanCorp	17,180	96,036
First Business Financial Services, Inc.	800	13,160
First Community Bankshares, Inc.	2,628	58,999
First Financial Bancorp	1,500	20,835
First Financial Corp.	1,786	65,796
First Hawaiian, Inc.	2,200	37,928
First Horizon National Corp.	3,800	37,848
First Internet Bancorp	1,400	23,268
First Merchants Corp.	860	23,710
First Mid Bancshares, Inc.	700	18,361
First Midwest Bancorp, Inc.	2,400	32,040
Flushing Financial Corp.	3,200	36,864
FNB Corp.	3,700	27,750
Franklin Financial Network, Inc.	1,250	32,187
FS Bancorp, Inc.	300	11,571
Fulton Financial Corp.	5,885	61,969
GAIN Capital Holdings, Inc.	1,900	11,438
GAMCO Investors, Inc. - Class A	1,100	14,641
German American Bancorp, Inc.	300	9,330
Glacier Bancorp, Inc.	1,807	63,769
Global Indemnity Ltd.	2,164	51,806
Granite Point Mortgage Trust, Inc.	3,510	25,202
Great Ajax Corp.	3,412	31,391
Great Southern Bancorp, Inc.	900	36,324
Great Western Bancorp, Inc.	2,500	34,400
Greenhill & Co., Inc.	3,200	31,968
Hancock Whitney Corp.	3,271	69,345
Hanmi Financial Corp.	3,800	36,898
HBT Financial, Inc.	1,100	14,663
Heartland Financial USA, Inc.	1,045	34,945
Hilltop Holdings, Inc.	1,600	29,520
Heritage Financial Corp.	1,200	24,000
Heritage Insurance Holdings, Inc.	4,139	54,179
Hingham Institution for Savings	160	26,845
Home BancShares, Inc.	5,935	91,280
HomeStreet, Inc.	1,600	39,376
HomeTrust Bancshares, Inc.	700	11,200
Hope Bancorp, Inc.	9,835	90,679
Horace Mann Educators Corp.	1,100	40,403
Horizon Bancorp, Inc.	1,000	10,690
IBERIABANK Corp.	1,945	88,575
Independent Bank Corp.	1,143	16,973
International Bancshares Corp.	4,350	139,287
INTL. FCStone, Inc. (b)	530	29,150
Invesco Mortgage Capital, Inc.	7,218	26,995
Investors Bancorp, Inc.	15,185	129,073
Lakeland Bancorp, Inc.	3,000	34,290
Live Oak Bancshares, Inc.	6,494	94,228
Luther Burbank Corp.	2,800	28,000
MBIA, Inc. (b)	5,200	37,700
Mercantile Bank Corp.	1,048	23,685
Merchants Bancorp	1,100	20,339
Meridian Bancorp, Inc.	1,000	11,600
Metropolitan Bank Holding Corp. (b)	800	25,664
MFA Financial, Inc.	2,990	7,445
MGIC Investment Corp.	4,700	38,493
Midland States Bancorp, Inc.	2,500	37,375
MidWestOne Financial Group, Inc.	1,100	22,000
Mr. Cooper Group, Inc. (b)	12,693	157,901
National Bank Holdings Corp. - Class A	370	9,990
National General Holdings Corp.	3,640	78,660
National Western Life Group, Inc. - Class A	692	140,607
Navient Corp.	4,100	28,823
NBT Bancorp, Inc.	1,428	43,925
NMI Holdings, Inc. - Class A (b)	500	8,040
Northfield Bancorp, Inc.	2,900	33,408
Northrim BanCorp, Inc.	1,435	36,076
OceanFirst Financial Corp.	1,200	21,156
Old National Bancorp	700	9,632
OP Bancorp	1,666	11,495
Oppenheimer Holdings, Inc. - Class A	1,415	30,833
Orrstown Financial Services, Inc.	900	13,275
Pacific Premier Bancorp, Inc.	1,200	26,016
Park National Corp.	300	21,114
Peapack Gladstone Financial Corp.	2,300	43,079
PennyMac Mortgage Investment Trust	2,250	39,443
Peoples Bancorp, Inc.	2,685	57,137
PRA Group, Inc. (b)	1,560	60,310
Premier Financial Corp.	8,811	155,690
ProAssurance Corp.	13,754	199,020
Prosperity Bancshares, Inc.	299	17,755
Provident Financial Services, Inc.	4,025	58,161
Pzena Investment Management, Inc. - Class A	5,141	27,967
Radian Group, Inc.	4,141	64,227
RBB Bancorp	1,800	24,570
Redwood Trust, Inc.	950	6,650
Reinsurance Group of America, Inc.	934	73,263
RenaissanceRe Holdings Ltd.	832	142,297
Renasant Corp.	800	19,920
Republic Bancorp, Inc. - Class A	2,208	72,224
Sandy Spring Bancorp, Inc.	2,345	58,109
Sculptor Capital Management, Inc.	1,400	18,102
Selective Insurance Group, Inc.	405	21,360
Simmons First National Corp. - Class A	3,855	65,959
SLM Corp.	3,500	24,605
South Plains Financial, Inc.	1,000	14,240
South State Corp.	200	9,532
Southern Missouri Bancorp, Inc.	500	12,150
Southern National Bancorp of Virginia, Inc.	2,100	20,349
State Auto Financial Corp.	400	7,140
Sterling Bancorp	28,950	339,294
Sterling Bancorp, Inc.	7,710	27,602
Stewart Information Services Corp.	1,200	39,012
Stifel Financial Corp.	2,225	105,532
Stock Yards Bancorp, Inc.	2,520	101,304
Territorial Bancorp, Inc.	400	9,516
Texas Capital Bancshares, Inc. (b)	900	27,783
The Bancorp, Inc. (b)	2,065	20,237
The First of Long Island Corp.	6,470	105,720
Third Point Reinsurance Ltd. (b)	5,300	39,803
Towne Bank	700	13,188
TPG RE Finance Trust, Inc.	1,758	15,119
TriCo Bancshares	1,300	39,585
TrustCo Bank Corp. NY	4,700	29,751
Trustmark Corp.	3,639	89,228
UMB Financial Corp.	700	36,085
Umpqua Holdings Corp.	2,400	25,536
United Bankshares, Inc.	6,155	170,247
United Community Banks, Inc.	3,800	76,456
United Fire Group, Inc.	1,500	41,565
Univest Financial Corp.	3,394	54,779
Valley National Bancorp	1,265	9,892
Victory Capital Holdings, Inc. - Class A	2,600	44,694
Virtu Financial, Inc. - Class A	800	18,880
Virtus Investment Partners, Inc.	300	34,887
Waddell & Reed Financial, Inc. - Class A	3,035	47,073
Washington Federal, Inc.	3,125	83,875
Washington Trust Bancorp, Inc.	700	22,925
Waterstone Financial, Inc.	1,700	25,211
West BanCorp, Inc.	500	8,745
Westwood Holdings Group, Inc.	1,400	22,050
Wintrust Financial Corp.	1,000	43,620
WisdomTree Investments, Inc.	3,640	12,631
WSFS Financial Corp.	700	20,090
		9,311,217
Health Care - 3.7%
Abeona Therapeutics, Inc. (b)	5,140	14,983
Anika Therapeutics, Inc. (b)	1,715	64,707
Assembly Biosciences, Inc. (b)	320	7,462
Avid Bioservices, Inc. (b)	1,885	12,375
BioCryst Pharmaceuticals, Inc. (b)	1,820	8,672
Brookdale Senior Living, Inc. (b)	2,660	7,847
Coherus Biosciences, Inc. (b)	3,820	68,225
Constellation Pharmaceuticals, Inc. (b)	530	15,927
Endo International PLC (b)	1,215	4,167
Evolent Health, Inc. - Class A (b)	1,520	10,823
G1 Therapeutics, Inc. (b)	1,205	29,233
Hanger, Inc. (b)	4,958	82,105
HealthStream, Inc. (b)	375	8,299
HMS Holdings Corp. (b)	2,060	66,724
ImmunoGen, Inc. (b)	3,185	14,651
Integer Holdings Corp. (b)	1,747	127,618
Intellia Therapeutics, Inc. (b)	615	12,927
Ligand Pharmaceuticals, Inc. (b)(c)	140	15,659
LivaNova PLC (b)	1,922	92,506
Magellan Health, Inc. (b)	600	43,788
Mallinckrodt PLC (b)(c)	2,845	7,625
MEDNAX, Inc. (b)	2,300	39,330
National HealthCare Corp.	778	49,356
Natus Medical, Inc. (b)	7,354	160,464
Pacific Biosciences of California, Inc. (b)	1,940	6,693
Patterson Companies, Inc.	2,700	59,400
Prestige Consumer Healthcare, Inc. (b)	100	3,756
Reata Pharmaceuticals, Inc. - Class A (b)	50	7,801
Rigel Pharmaceuticals, Inc. (b)	7,620	13,945
Sangamo Therapeutics, Inc. (b)	1,570	14,067
Taro Pharmaceutical Industries Ltd. (b)	600	39,894
Tivity Health, Inc. (b)	1,195	13,539
Triple-S Management Corp. - Class B (b)	1,423	27,066
		1,151,634
Industrials - 18.0%
AAR Corp.	2,740	56,636
ABM Industries, Inc.	770	27,951
ACCO Brands Corp.	4,200	29,820
Acuity Brands, Inc.	200	19,148
Aerojet Rocketdyne Holdings, Inc. (b)	1,585	62,829
AeroVironment, Inc. (b)	395	31,454
Alaska Air Group, Inc.	2,553	92,572
Allegiant Travel Co.	1,810	197,670
American Superconductor Corp. (b)	3,225	26,219
ArcBest Corp.	1,140	30,221
Arcosa, Inc.	1,035	43,677
Armstrong Flooring, Inc. (b)	6,400	19,136
ASGN, Inc. (b)	715	47,676
Astec Industries, Inc.	900	41,679
Atlas Air Worldwide Holdings, Inc. (b)	1,245	53,572
AZZ, Inc.	3,115	106,907
Barnes Group, Inc.	372	14,716
BG Staffing, Inc.	1,600	18,112
Blue Bird Corp. (b)	4,695	70,378
BMC Stock Holdings, Inc. (b)	3,915	98,423
Brady Corp. - Class A	1,256	58,806
Builders FirstSource, Inc. (b)	2,575	53,302
Caesarstone Ltd.	3,700	43,845
CECO Environmental Corp. (b)	875	5,766
Colfax Corp. (b)	8,974	250,375
Columbus McKinnon Corp.	425	14,216
Comfort Systems USA, Inc.	600	24,450
Covenant Transportation Group, Inc. - Class A (b)	2,700	38,961
Crane Co.	400	23,784
CSW Industrials, Inc.	868	59,987
Curtiss-Wright Corp.	440	39,283
Deluxe Corp.	2,065	48,610
DXP Enterprises, Inc. (b)	2,805	55,848
Ducommun, Inc. (b)	515	17,958
EMCOR Group, Inc.	1,592	105,295
Encore Wire Corp.	200	9,764
EnerSys	650	41,847
Ennis, Inc.	3,055	55,418
EnPro Industries, Inc.	900	44,361
Fluor Corp.	2,500	30,200
Foundation Building Materials, Inc. (b)	5,200	81,172
Franklin Electric Co., Inc.	2,005	105,303
FTI Consulting, Inc. (b)	640	73,312
GATX Corp.	290	17,684
Gibraltar Industries, Inc. (b)	755	36,248
GP Strategies Corp. (b)	2,500	21,450
GrafTech International Ltd.	4,800	38,304
Graham Corp.	1,500	19,110
Great Lakes Dredge & Dock Corp. (b)	4,635	42,920
H&E Equipment Services, Inc.	435	8,039
Hawaiian Holdings, Inc.	1,900	26,676
Heidrick & Struggles International, Inc.	1,700	36,754
Herman Miller, Inc.	1,160	27,388
Hillenbrand, Inc.	1,600	43,312
Hub Group, Inc. - Class A (b)	4,217	201,826
Hyster-Yale Materials Handling, Inc.	2,308	89,227
ICF International, Inc.	120	7,780
InnerWorkings, Inc. (b)	11,700	15,444
Insteel Industries, Inc.	2,200	41,954
Interface, Inc.	3,200	26,048
Kelly Services, Inc. - Class A	2,700	42,701
Kennametal, Inc.	916	26,298
Kforce, Inc.	300	8,775
Kimball International, Inc. - Class B	1,643	18,993
Kirby Corp. (b)	3,643	195,119
Knoll, Inc.	900	10,971
Korn Ferry	1,400	43,022
Masonite International Corp. (b)	600	46,668
Matson, Inc.	1,300	37,830
McGrath RentCorp	100	5,401
Mercury Systems, Inc. (b)	685	53,882
Meritor, Inc. (b)	2,000	39,600
Miller Industries, Inc.	700	20,839
Mobile Mini, Inc.	200	5,900
Moog, Inc. - Class A	272	14,411
MRC Global, Inc. (b)	3,330	19,680
Mueller Industries, Inc.	3,250	86,385
Mueller Water Products, Inc. - Class A	1,000	9,430
MYR Group, Inc. (b)	1,200	38,292
National Presto Industries, Inc.	500	43,695
Navistar International Corp. (b)	2,080	58,656
NOW, Inc. (b)	4,395	37,929
Park Aerospace Corp.	120	1,337
Powell Industries, Inc.	1,060	29,033
Preformed Line Products Co.	500	25,005
Primoris Services Corp.	2,000	35,520
Resideo Technologies, Inc. (b)	3,200	37,504
Resources Connection, Inc.	3,500	41,895
Rush Enterprises, Inc. - Class A	1,100	45,606
Sensata Technologies Holding PLC (b)	1,250	46,538
SP Plus Corp. (b)	1,055	21,849
Spirit Airlines, Inc. (b)(c)	1,200	21,360
SPX FLOW, Inc. (b)	4,046	151,482
Steelcase, Inc. - Class A	6,570	79,234
Stericycle, Inc. (b)	2,711	151,762
Sterling Construction Co., Inc. (b)	2,000	20,940
Tetra Tech, Inc.	485	38,373
The Greenbrier Companies, Inc.	1,800	40,950
The Toro Co.	707	46,902
Thermon Group Holdings, Inc. (b)	2,300	33,511
TriMas Corp. (b)	3,979	95,297
Triumph Group, Inc.	1,575	14,191
TrueBlue, Inc. (b)	2,500	38,175
Tutor Perini Corp. (b)	2,500	30,450
UFP Industries, Inc.	2,080	102,981
UniFirst Corp.	558	99,854
Universal Logistics Holdings, Inc.	2,100	36,498
Valmont Industries, Inc.	300	34,086
Vectrus, Inc. (b)	1,365	67,062
Veritiv Corp. (b)	2,162	36,668
Wabash National Corp.	6,565	69,720
Watts Water Technologies, Inc. - Class A	655	53,055
Werner Enterprises, Inc.	200	8,706
WESCO International, Inc. (b)	4,268	149,840
WillScot Corp. (b)	930	11,430
		5,652,114
Information Technology - 8.8%
Acacia Communications, Inc. (b)	370	24,860
Ambarella, Inc. (b)	932	42,686
American Software, Inc.	1,240	19,542
Amkor Technology, Inc. (b)	4,445	54,718
Avaya Holdings Corp. (b)	1,775	21,939
Axcelis Technologies, Inc. (b)	440	12,254
Belden, Inc.	1,200	39,060
Broadridge Financial Solutions, Inc.	1,415	178,559
Cardtronics PLC - Class A (b)	585	14,028
Casa Systems, Inc. (b)	2,500	10,400
Cass Information Systems, Inc.	700	27,321
CEVA, Inc. (b)	635	23,762
Cirrus Logic, Inc. (b)	2,111	130,418
CommScope Holding Co., Inc. (b)	1,900	15,827
Comtech Telecommunications Corp.	305	5,151
Diodes, Inc. (b)	1,592	80,714
Ebix, Inc.	1,600	35,776
ePlus, Inc. (b)	100	7,068
Fabrinet (b)	70	4,369
FormFactor, Inc. (b)	1,640	48,101
II-VI, Inc. (b)	690	32,582
Insight Enterprises, Inc. (b)	400	19,680
KBR, Inc.	2,510	56,600
Kimball Electronics, Inc. (b)	2,300	31,142
Lumentum Holdings, Inc. (b)	1,620	131,917
MACOM Technology Solutions Holdings, Inc. (b)	1,485	51,010
ManTech International Corp.	295	20,205
Methode Electronics, Inc.	700	21,882
NeoPhotonics Corp. (b)	7,445	66,112
NetScout Systems, Inc. (b)	175	4,473
NIC, Inc.	1,600	36,736
NVE Corp.	1,117	69,064
Onto Innovation, Inc. (b)	123	4,187
OSI Systems, Inc. (b)	815	60,832
PC Connection, Inc.	700	32,452
Perficient, Inc. (b)	680	24,330
Perspecta, Inc.	270	6,272
Photronics, Inc. (b)	1,315	14,636
Plantronics, Inc.	2,400	35,232
Plexus Corp. (b)	500	35,280
Progress Software Corp.	1,518	58,822
Rambus, Inc. (b)	7,445	113,164
Rogers Corp. (b)	459	57,191
Sanmina Corp. (b)	5,668	141,927
ScanSource, Inc. (b)	1,500	36,135
SecureWorks Corp. (b)	1,040	11,887
Semtech Corp. (b)	925	48,304
SMART Global Holdings, Inc. (b)	1,305	35,470
StarTek, Inc. (b)	2,435	12,370
Super Micro Computer, Inc. (b)	1,400	39,746
Synaptics, Inc. (b)	985	59,218
SYNNEX Corp.	530	63,478
Telenav, Inc. (b)	2,365	12,984
Ultra Clean Holdings, Inc. (b)	3,010	68,116
Unisys Corp. (b)	3,654	39,865
Veeco Instruments, Inc. (b)	3,045	41,077
Vishay Intertechnology, Inc.	2,100	32,067
Vishay Precision Group, Inc. (b)	283	6,956
WNS Holdings Ltd. - ADR (b)	5,222	287,106
Xperi Holding Corp.	2,249	33,195
		2,750,255
Materials - 4.1%
American Vanguard Corp.	2,200	30,272
Ashland Global Holdings, Inc.	2,989	206,540
Cabot Corp.	900	33,345
Century Aluminum Co. (b)	6,570	46,844
Clearwater Paper Corp. (b)	450	16,258
Cleveland-Cliffs, Inc. (c)	5,000	27,600
Commercial Metals Co.	2,670	54,468
Domtar Corp.	1,500	31,665
FutureFuel Corp.	2,600	31,070
Greif, Inc. - Class A	1,055	36,303
Innospec, Inc.	745	57,551
Kaiser Aluminum Corp.	300	22,086
Koppers Holdings, Inc. (b)	970	18,275
Kraton Corp. (b)	1,880	32,486
Kronos Worldwide, Inc.	845	8,797
Livent Corp. (b)(c)	5,000	30,800
Materion Corp.	1,163	71,513
Mercer International, Inc.	3,600	29,376
Minerals Technologies, Inc.	700	32,851
PolyOne Corp.	1,660	43,542
Ryerson Holding Corp. (b)	1,255	7,066
Schnitzer Steel Industries, Inc. - Class A	600	10,584
Silgan Holdings, Inc.	300	9,717
Summit Materials, Inc. - Class A (b)	400	6,432
SunCoke Energy, Inc.	4,275	12,654
Trecora Resources (b)	1,675	10,502
Tredegar Corp.	935	14,399
Trinseo SA	1,800	39,888
UFP Technologies, Inc. (b)	776	34,191
Verso Corp. - Class A	1,295	15,488
W R Grace & Co.	2,768	140,642
Warrior Met Coal, Inc.	2,725	41,938
Worthington Industries, Inc.	2,290	85,417
		1,290,560
Real Estate - 6.0%
Acadia Realty Trust	2,990	38,810
Alexander & Baldwin, Inc.	2,100	25,599
American Campus Communities, Inc.	2,336	81,667
CatchMark Timber Trust, Inc.	1,822	16,125
Chatham Lodging Trust	1,810	11,077
Colony Capital, Inc.	11,500	27,600
CoreCivic, Inc.	2,476	23,175
CubeSmart	11,561	312,031
Cushman & Wakefield PLC (b)	3,155	39,311
DiamondRock Hospitality Co.	3,380	18,691
Diversified Healthcare Trust	8,952	39,613
First Industrial Realty Trust, Inc.	2,945	113,206
Franklin Street Properties Corp.	845	4,301
Healthcare Realty Trust, Inc.	2,960	86,698
JBG SMITH Properties	2,410	71,264
Jones Lang LaSalle, Inc.	551	57,006
Kennedy-Wilson Holdings, Inc.	3,280	49,922
Lexington Realty Trust	3,665	38,666
LTC Properties, Inc.	1,400	52,738
National Health Investors, Inc.	1,431	86,890
Office Properties, Income Trust	2,005	52,070
Pebblebrook Hotel Trust	9,380	128,131
Physicians Realty Trust	3,565	62,459
Piedmont Office Realty Trust, Inc. - Class A	5,495	91,272
PS Business Parks, Inc.	294	38,926
RE/MAX Holdings, Inc.	1,607	50,508
Realogy Holdings Corp.	860	6,373
Retail Opportunity Investments Corp.	1,975	22,377
Rexford Industrial Realty, Inc.	220	9,115
RLJ Lodging Trust	3,185	30,066
Sabra Health Care REIT, Inc.	5,300	76,479
STAG Industrial, Inc.	292	8,561
Seritage Growth Properties - Class A (b)	2,350	26,790
Summit Hotel Properties, Inc.	3,410	20,221
Sunstone Hotel Investors, Inc.	1,795	14,629
Urban Edge Properties	785	9,318
Washington Real Estate Investment Trust	2,305	51,171
		1,892,856
Utilities - 4.4%
ALLETE, Inc.	1,705	93,110
Artesian Resources Corp. - Class A	1,114	40,427
Atlantic Power Corp. (b)	1,811	3,622
Avista Corp.	2,125	77,329
Black Hills Corp.	755	42,778
Brookfield Infrastructure Corp.	840	38,254
Clearway Energy, Inc.	1,295	29,863
Clearway Energy, Inc. - Class A	2,505	52,530
Consolidated Water Co Ltd.	403	5,815
El Paso Electric Co.	1,140	76,380
Genie Energy Ltd. - Class B	1,884	13,866
MGE Energy, Inc.	656	42,319
New Jersey Resources Corp.	60	1,959
NorthWestern Corp.	700	38,164
ONE Gas, Inc.	1,402	108,024
Otter Tail Corp.	900	34,911
PNM Resources, Inc.	2,430	93,409
Portland General Electric Co.	2,805	117,277
South Jersey Industries, Inc.	7,731	193,198
Southwest Gas Holdings, Inc.	500	34,525
Spire, Inc.	500	32,855
Star Group LP	3,400	29,818
Suburban Propane Partners LP	2,700	38,610
The York Water Co.	294	14,100
UGI Corp.	4,047	128,695
		1,381,838
Total Common Stocks (Cost $36,654,202)		$30,804,871

Preferred Stock - 0.0% (f)
Industrials - 0.0% (f)
WESCO International, Inc. (b)	140	$3,708
Total Preferred Stock (Cost $3,713)		$3,708

Short-Term Investment - 2.2%
Money Market Fund - 2.2%
First American Government Obligations Fund - Class X, 0.090% (g)(h)	677,010	$677,010
Total Short-Term Investment (Cost $677,010)		$677,010

Total Investments at Value (Cost $37,334,925) - 100.4%		$31,485,589
Liabilities in Excess of Other Assets - (0.4)%		(131,799)
Net Assets - 100.0%		$31,353,790

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

REIT Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $285,272 (Note 7).
(d)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.
(e)	Illiquid security. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.
(f)	Represents less than 0.1%.
(g)	Rate listed is the 7-day effective yield as of June 30, 2020.
(h)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $293,576.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE 5000 INDEX FUND	June 30, 2020 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 98.5% (a)
Communication Services - 9.7%
Activision Blizzard, Inc.	3,933	$298,515
Actua Corp. (b)(c)	100	5
Alphabet, Inc. - Class C (d)	3,803	5,375,959
Altice USA, Inc. - Class A (d)	700	15,778
Ambassadors Group, Inc. (b)(c)(d)	400	–
AMC Networks, Inc. - Class A (d)	356	8,327
AT&T, Inc.	44,818	1,354,848
Cable One, Inc. (e)	20	35,497
Cardlytics, Inc. (d)	300	20,994
Cars.com, Inc. (d)	575	3,312
CenturyLink, Inc.	6,072	60,902
Charter Communications, Inc. - Class A (d)	1,128	575,325
Cinemark Holdings, Inc.	775	8,951
Cogent Communications Holdings, Inc.	200	15,472
Comcast Corp. - Class A	27,398	1,067,974
Consolidated Communications Holdings, Inc. (d)	501	3,392
Discovery, Inc. - Class A (d)(e)	798	16,838
DISH Network Corp. - Class A (d)	1,469	50,695
Electronic Arts, Inc. (d)	1,800	237,690
Facebook, Inc. - Class A (d)	14,059	3,192,377
Fox Corp. - Class A	2,196	58,897
Gaia, Inc. (d)	600	5,028
GCI Liberty, Inc. - Class A (d)	411	29,230
Glu Mobile, Inc. (d)	1,940	17,984
Gray Television, Inc. (d)	500	6,975
IAC/interactivecorp (d)	450	145,530
Iridium Communications, Inc. (d)	910	23,150
John Wiley & Sons, Inc. - Class A	200	7,800
Liberty Broadband Corp. - Class A (d)	1,031	125,978
Liberty Media Corp.-Liberty Braves - Class A (d)	360	7,229
Liberty Media Corp.-Liberty Formula One - Class A (d)	1,070	31,223
Liberty Media Corp.-Liberty SiriusXM - Class A (d)	1,732	59,789
Lions Gate Entertainment Corp. - Class B (d)	1,033	7,055
Live Nation Entertainment, Inc. (d)	857	37,991
Loral Space & Communications, Inc.	300	5,856
Madison Square Garden Entertainment Corp. (d)	93	6,975
Madison Square Garden Sports Corp. (d)	93	13,661
Match Group, Inc. (d)(e)	295	31,580
Meredith Corp.	300	4,365
MSG Networks, Inc. - Class A (d)	581	5,781
Netflix, Inc. (d)	2,532	1,152,161
News Corp. - Class A	1,173	13,912
Nexstar Media Group, Inc. - Class A	189	15,817
Omnicom Group, Inc.	1,114	60,824
Pinterest, Inc. - Class A (d)	990	21,948
Roku, Inc. (d)	140	16,314
Scholastic Corp.	325	9,730
Shenandoah Telecommunications Co.	300	14,787
Sinclair Broadcast Group, Inc. - Class A	425	7,846
Sirius XM Holdings, Inc.	14,709	86,342
Snap, Inc. - Class A (d)	5,810	136,477
Spok Holdings, Inc.	400	3,740
Take-Two Interactive Software, Inc. (d)	755	105,375
TechTarget, Inc. (d)	60	1,802
TEGNA, Inc.	1,725	19,217
Telephone and Data Systems, Inc.	700	13,916
The EW Scripps Co. - Class A	526	4,602
The Interpublic Group of Cos., Inc.	1,552	26,632
The Marcus Corp.	100	1,327
The New York Times Co. - Class A	590	24,798
The Walt Disney Co.	10,266	1,144,762
T-Mobile US, Inc. (d)	2,598	270,582
TripAdvisor, Inc.	634	12,052
Twitter, Inc. (d)	4,670	139,119
United States Cellular Corp. (d)	300	9,261
Verizon Communications, Inc.	25,623	1,412,596
ViacomCBS, Inc. - Class B	3,114	72,618
Vonage Holdings Corp. (d)	1,425	14,336
World Wrestling Entertainment, Inc. - Class A	280	12,166
Yelp, Inc. (d)	566	13,092
Zillow Group, Inc. - Class C (d)(e)	748	43,092
Zynga, Inc. - Class A (d)	5,350	51,039
		17,907,210
Consumer Discretionary - 11.3%
1-800-Flowers.com, Inc. - Class A (d)	300	6,006
Aaron's, Inc.	400	18,160
Abercrombie & Fitch Co. - Class A	425	4,522
Adtalem Global Education, Inc. (d)	400	12,460
Advance Auto Parts, Inc.	491	69,943
Amazon.com, Inc. (d)	2,818	7,774,355
American Eagle Outfitters, Inc.	1,225	13,352
American Public Education, Inc. (d)	300	8,880
Aramark	1,675	37,805
Autoliv, Inc.	648	41,802
AutoNation, Inc. (d)	525	19,729
AutoZone, Inc. (d)	136	153,424
Beazer Homes USA, Inc. (d)	200	2,014
Bed Bath & Beyond, Inc. (e)	1,125	11,925
Best Buy Co., Inc.	1,395	121,742
Big Lots, Inc.	200	8,400
Bloomin' Brands, Inc.	910	9,701
Booking Holdings, Inc. (d)	258	410,824
BorgWarner, Inc.	1,310	46,243
Boyd Gaming Corp.	725	15,152
Bright Horizons Family Solutions, Inc. (d)	300	35,160
Brinker International, Inc.	175	4,200
Brunswick Corp.	550	35,205
Burlington Stores, Inc. (d)	358	70,501
Caleres, Inc.	425	3,544
Callaway Golf Co. (e)	500	8,755
CarMax, Inc. (d)	890	79,699
Carnival Corp. (e)	2,825	46,386
Carter's, Inc.	172	13,880
Cavco Industries, Inc. (d)(e)	100	19,285
Chegg, Inc. (d)	740	49,772
Chipotle Mexican Grill, Inc. (d)	187	196,791
Choice Hotels International, Inc.	200	15,780
Churchill Downs, Inc.	201	26,763
Citi Trends, Inc.	50	1,011
Collectors Universe, Inc.	110	3,771
Columbia Sportswear Co.	340	27,397
Conn's, Inc. (d)(e)	500	5,045
Cooper Tire & Rubber Co.	425	11,734
Core-Mark Holding Co., Inc.	206	5,141
Cracker Barrel Old Country Store, Inc.	191	21,184
Crocs, Inc. (d)	570	20,987
Dana, Inc.	900	10,971
Darden Restaurants, Inc.	823	62,359
Dave & Buster's Entertainment, Inc. (e)	300	3,999
Deckers Outdoor Corp. (d)	145	28,477
Dick's Sporting Goods, Inc.	527	21,744
Dollar General Corp.	1,466	279,288
Dollar Tree, Inc. (d)	1,306	121,040
Domino's Pizza, Inc.	219	80,907
Dorman Products, Inc. (d)	200	13,414
DR Horton, Inc.	2,073	114,948
Dunkin' Brands Group, Inc.	320	20,874
eBay, Inc.	4,545	238,385
Etsy, Inc. (d)	740	78,610
Expedia Group, Inc.	894	73,487
Fiesta Restaurant Group, Inc. (d)	300	1,914
Five Below, Inc. (d)	360	38,488
Floor & Decor Holdings, Inc. - Class A (d)	670	38,625
Foot Locker, Inc.	475	13,851
Ford Motor Co.	25,100	152,608
Fossil Group, Inc. (d)	400	1,860
Fox Factory Holding Corp. (d)	310	25,609
frontdoor, Inc. (d)	487	21,589
GameStop Corp. - Class A (d)	550	2,387
General Motors Co.	7,910	200,123
Gentex Corp.	845	21,776
Gentherm, Inc. (d)	75	2,917
Genuine Parts Co.	737	64,090
G-III Apparel Group Ltd. (d)	275	3,655
Golden Entertainment, Inc. (d)	100	892
Grand Canyon Education, Inc. (d)	200	18,106
Green Brick Partners, Inc. (d)	45	533
Group 1 Automotive, Inc.	223	14,711
Grubhub, Inc. (d)	550	38,665
H&R Block, Inc.	1,310	18,707
Hanesbrands, Inc.	2,695	30,427
Harley-Davidson, Inc.	1,150	27,335
Hasbro, Inc.	700	52,465
Helen of Troy Ltd. (d)	119	22,439
Hilton Grand Vacations, Inc. (d)	105	2,053
Hilton Worldwide Holdings, Inc.	1,450	106,502
Hooker Furniture Corp.	200	3,890
Hyatt Hotels Corp. - Class A	300	15,087
Installed Building Products, Inc. (d)	270	18,571
iRobot Corp. (d)(e)	167	14,011
Jack in the Box, Inc.	236	17,485
K12, Inc. (d)	300	8,172
KB Home	375	11,505
Kohl's Corp.	1,075	22,328
Kontoor Brands, Inc.	339	6,038
L Brands, Inc.	1,484	22,215
Lands' End, Inc. (d)	278	2,235
Las Vegas Sands Corp.	2,397	109,159
La-Z-Boy, Inc.	425	11,501
LCI Industries (e)	154	17,707
Lear Corp.	350	38,157
Leggett & Platt, Inc.	910	31,987
Lennar Corp. - Class A	1,600	98,592
Lithia Motors, Inc. - Class A	134	20,278
LKQ Corp. (d)	2,100	55,020
Lowe's Cos., Inc.	4,626	625,065
Lumber Liquidators Holdings, Inc. (d)(e)	241	3,340
Macy's, Inc. (e)	2,223	15,294
Marriott International, Inc. - Class A	1,749	149,942
Marriott Vacations Worldwide Corp.	244	20,059
Mattel, Inc. (d)	385	3,723
McDonald's Corp.	4,298	792,852
MDC Holdings, Inc.	330	11,781
Meritage Homes Corp. (d)	200	15,224
MGM Resorts International	3,300	55,440
Mohawk Industries, Inc. (d)	392	39,890
Monro, Inc.	325	17,856
Motorcar Parts of America, Inc. (d)	300	5,301
Movado Group, Inc.	300	3,252
Murphy USA, Inc. (d)	126	14,186
National Vision Holdings, Inc. (d)	610	18,617
Newell Brands, Inc.	2,245	35,651
NIKE, Inc. - Class B	7,879	772,536
Nordstrom, Inc. (e)	1,000	15,490
Norwegian Cruise Line Holdings Ltd. (d)(e)	1,055	17,334
NVR, Inc. (d)	20	65,175
Ollie's Bargain Outlet Holdings, Inc. (d)	310	30,272
O'Reilly Automotive, Inc. (d)	460	193,968
Oxford Industries, Inc.	50	2,201
Papa John's International, Inc.	173	13,738
Peloton Interactive, Inc. - Class A (d)	320	18,486
Penn National Gaming, Inc. (d)	928	28,341
Penske Automotive Group, Inc.	350	13,549
Perdoceo Education Corp. (d)	500	7,965
Planet Fitness, Inc. - Class A (d)	440	26,651
Polaris, Inc.	340	31,467
Pool Corp.	233	63,346
PulteGroup, Inc.	1,915	65,167
PVH Corp.	543	26,091
Qurate Retail, Inc. - Series A (d)	2,919	27,731
Ralph Lauren Corp.	406	29,443
Regis Corp. (d)	200	1,636
Rent-A-Center, Inc.	710	19,752
RH (d)	116	28,872
Rocky Brands, Inc.	100	2,056
Ross Stores, Inc.	2,035	173,463
Royal Caribbean Cruises Ltd. (e)	967	48,640
Sally Beauty Holdings, Inc. (d)	700	8,771
SeaWorld Entertainment, Inc. (d)(e)	685	10,145
Service Corp. International	1,250	48,613
ServiceMaster Global Holdings, Inc. (d)	975	34,798
Shake Shack, Inc. - Class A (d)	340	18,013
Shoe Carnival, Inc. (e)	60	1,756
Shutterstock, Inc.	122	4,266
Six Flags Entertainment Corp.	600	11,526
Skechers USA, Inc. - Class A (d)	750	23,535
Skyline Champion Corp. (d)	780	18,985
Smith & Wesson Brands, Inc. (d)	475	10,222
Stamps.com, Inc. (d)	129	23,696
Starbucks Corp.	7,103	522,710
Steven Madden Ltd.	450	11,111
Strategic Education, Inc.	87	13,368
Tapestry, Inc.	1,900	25,232
Target Corp.	3,111	373,102
Taylor Morrison Home Corp. (d)	950	18,326
Tempur Sealy International, Inc. (d)	298	21,441
Tesla, Inc. (d)	863	931,876
Texas Roadhouse, Inc.	475	24,971
The Buckle, Inc.	350	5,488
The Cato Corp. - Class A	300	2,454
The Cheesecake Factory, Inc. (e)	300	6,876
The Children's Place, Inc. (e)	132	4,939
The Gap, Inc.	1,550	19,561
The Goodyear Tire & Rubber Co.	1,825	16,325
The Home Depot, Inc.	6,824	1,709,480
The TJX Cos., Inc.	7,526	380,515
The Wendy's Co.	1,105	24,067
Thor Industries, Inc.	381	40,588
Tiffany & Co.	735	89,626
Toll Brothers, Inc.	290	9,451
TopBuild Corp. (d)	125	14,221
Tractor Supply Co.	711	93,703
TRI Pointe Group, Inc. (d)	1,100	16,159
Ulta Beauty, Inc. (d)	369	75,062
Under Armour, Inc. - Class A (d)	2,425	23,620
Universal Electronics, Inc. (d)	200	9,364
Vail Resorts, Inc.	280	51,002
Veoneer, Inc. (d)	648	6,927
VF Corp.	2,095	127,669
Vista Outdoor, Inc. (d)	400	5,780
Visteon Corp. (d)	261	17,879
Wayfair, Inc. - Class A (d)(e)	300	59,283
Whirlpool Corp.	384	49,740
Williams-Sonoma, Inc.	290	23,783
Wingstop, Inc.	220	30,573
Winnebago Industries, Inc.	175	11,659
Wolverine World Wide, Inc.	725	17,262
WW International, Inc. (d)	440	11,167
Wyndham Destinations, Inc.	620	17,472
Wyndham Hotels & Resorts, Inc.	620	26,424
Wynn Resorts Ltd.	561	41,789
Yum! Brands, Inc.	1,539	133,754
Zumiez, Inc. (d)	300	8,214
		20,972,380
Consumer Staples - 6.5%
Alico, Inc.	200	6,232
Altria Group, Inc.	11,951	469,077
Archer-Daniels-Midland Co.	3,236	129,116
B&G Foods, Inc. (e)	250	6,095
Beyond Meat, Inc. (d)	390	52,252
BJ's Wholesale Club Holdings, Inc. (d)	880	32,798
Brown-Forman Corp. - Class B	1,815	115,543
Bunge Ltd.	1,050	43,187
Cal-Maine Foods, Inc. (d)	18	801
Campbell Soup Co.	1,430	70,971
Casey's General Stores, Inc.	177	26,465
Church & Dwight Co., Inc.	1,606	124,144
Colgate-Palmolive Co.	5,231	383,223
Conagra Brands, Inc.	3,081	108,359
Constellation Brands, Inc. - Class A	1,076	188,246
Costco Wholesale Corp.	2,681	812,906
Coty, Inc. - Class A	2,800	12,516
Darling Ingredients, Inc. (d)	975	24,004
Edgewell Personal Care Co. (d)	446	13,897
elf Beauty, Inc. (d)	300	5,721
Energizer Holdings, Inc.	152	7,218
Flowers Foods, Inc.	780	17,441
Fresh Del Monte Produce, Inc.	100	2,462
Freshpet, Inc. (d)	330	27,608
General Mills, Inc.	3,975	245,059
Grocery Outlet Holding Corp. (d)	160	6,528
Herbalife Nutrition Ltd. (d)	870	39,133
Hormel Foods Corp.	1,875	90,506
Hostess Brands, Inc. (d)	90	1,100
Ingles Markets, Inc. - Class A	150	6,461
Ingredion, Inc.	271	22,493
J & J Snack Foods Corp.	70	8,899
Kellogg Co.	1,643	108,537
Keurig Dr Pepper, Inc.	1,978	56,175
Kimberly-Clark Corp.	2,051	289,909
Lamb Weston Holdings, Inc.	937	59,902
Lancaster Colony Corp.	112	17,359
Mannatech, Inc.	70	1,035
McCormick & Co., Inc.	557	99,931
Medifast, Inc. (e)	140	19,428
MGP Ingredients, Inc.	200	7,341
Molson Coors Beverage Co. - Class B	673	23,124
Mondelez International, Inc. - Class A	8,901	455,108
Monster Beverage Corp. (d)	3,076	213,228
Nu Skin Enterprises, Inc. - Class A	325	12,425
PepsiCo, Inc.	8,769	1,159,788
Performance Food Group Co. (d)	600	17,484
Philip Morris International, Inc.	9,616	673,697
Pilgrim's Pride Corp. (d)	650	10,979
Post Holdings, Inc. (d)	438	38,378
PriceSmart, Inc.	115	6,938
Reynolds Consumer Products, Inc.	590	20,497
Sanderson Farms, Inc.	143	16,572
SpartanNash Co.	400	8,500
Spectrum Brands Holdings, Inc.	277	12,714
Sprouts Farmers Market, Inc. (d)	1,060	27,125
Sysco Corp.	3,080	168,353
The Andersons, Inc.	75	1,032
The Boston Beer Co., Inc. - Class A (d)	50	26,832
The Clorox Co.	760	166,721
The Coca-Cola Co.	25,780	1,151,850
The Estee Lauder Cos., Inc. - Class A	1,251	236,039
The Hain Celestial Group, Inc. (d)	600	18,906
The Hershey Co.	929	120,417
The J M Smucker Co.	712	75,337
The Kraft Heinz Co.	4,345	138,562
The Kroger Co.	4,055	137,262
The Procter & Gamble Co.	15,290	1,828,225
The Simply Good Foods Co. (d)	720	13,378
Tootsie Roll Industries, Inc. (e)	27	925
TreeHouse Foods, Inc. (d)	385	16,863
Tyson Foods, Inc. - Class A	1,691	100,970
United Natural Foods, Inc. (d)	150	2,732
US Foods Holding Corp. (d)	1,425	28,101
USANA Health Sciences, Inc. (d)	118	8,665
Vector Group Ltd.	938	9,436
Walgreens Boots Alliance, Inc.	4,199	177,996
Walmart, Inc.	9,399	1,125,812
WD-40 Co.	45	8,924
		12,019,973
Energy - 2.6%
Antero Midstream Corp.	3,310	16,881
Apache Corp.	2,303	31,090
Arch Resources, Inc.	163	4,631
Baker Hughes Co.	4,795	73,795
BP Prudhoe Bay Royalty Trust	300	999
Bristow Group, Inc. (d)	100	1,393
Cabot Oil & Gas Corp.	2,325	39,943
Cheniere Energy, Inc. (d)	1,625	78,520
Chevron Corp.	11,623	1,037,120
Cimarex Energy Co.	596	16,384
CNX Resources Corp. (d)	1,650	14,272
Concho Resources, Inc.	1,020	52,530
ConocoPhillips	6,522	274,054
CONSOL Energy, Inc. (d)	206	1,044
Continental Resources, Inc. (e)	830	14,550
Cross Timbers Royalty Trust	200	1,476
Delek US Holdings, Inc.	301	5,240
Devon Energy Corp.	2,986	33,861
Diamondback Energy, Inc.	850	35,547
Dril-Quip, Inc. (d)	145	4,320
EOG Resources, Inc.	3,158	159,984
EQT Corp.	1,339	15,934
Equitrans Midstream Corp. (e)	1,071	8,900
Exterran Corp. (d)	406	2,188
Exxon Mobil Corp.	25,998	1,162,631
Geospace Technologies Corp. (d)	226	1,700
Green Plains, Inc.	300	3,065
Halliburton Co.	5,931	76,984
Helmerich & Payne, Inc.	550	10,731
Hess Corp.	1,604	83,103
HollyFrontier Corp.	1,158	33,814
Kinder Morgan, Inc.	13,650	207,071
Marathon Oil Corp.	5,750	35,190
Marathon Petroleum Corp.	4,001	149,557
Murphy Oil Corp. (e)	1,025	14,145
National Oilwell Varco, Inc.	2,661	32,597
Noble Energy, Inc.	3,726	33,385
Occidental Petroleum Corp.	6,581	120,432
ONEOK, Inc.	2,245	74,579
Parsley Energy, Inc. - Class A	3,125	33,375
Patterson-UTI Energy, Inc.	4,850	16,830
PBF Energy, Inc. - Class A	625	6,400
PDC Energy, Inc. (d)	560	6,966
Phillips 66	2,773	199,379
Pioneer Natural Resources Co.	901	88,028
Range Resources Corp.	3,200	18,016
Renewable Energy Group, Inc. (d)	114	2,825
Schlumberger Ltd.	8,336	153,299
SFL Corp. Ltd.	575	5,342
SM Energy Co.	3,140	11,775
Targa Resources Corp.	1,835	36,828
The Williams Cos., Inc.	7,610	144,742
Valero Energy Corp.	2,504	147,285
World Fuel Services Corp.	475	12,236
WPX Energy, Inc. (d)	2,490	15,886
		4,862,852
Financials - 10.6%
Affiliated Managers Group, Inc.	138	10,289
Aflac, Inc.	4,450	160,333
AGNC Investment Corp.	4,545	58,630
Alleghany Corp.	67	32,772
Ally Financial, Inc.	2,805	55,623
American Equity Investment Life Holding Co.	625	15,444
American Express Co.	4,333	412,502
American Financial Group, Inc.	446	28,303
American International Group, Inc.	5,760	179,597
American National Insurance Co.	181	13,045
Americold Realty Trust	1,340	48,642
Ameriprise Financial, Inc.	755	113,280
Ameris Bancorp (e)	300	7,077
Annaly Capital Management, Inc.	11,369	74,581
Apollo Commercial Real Estate Finance, Inc.	2,470	24,231
Apollo Investment Corp. (e)	575	5,503
Arbor Realty Trust, Inc.	201	1,857
Arch Capital Group Ltd. (d)	1,857	53,203
Ares Capital Corp. (e)	7,405	107,002
Argo Group International Holdings Ltd.	72	2,508
Arthur J Gallagher & Co.	1,225	119,425
Artisan Partners Asset Management, Inc. - Class A	300	9,750
Ashford, Inc. (d)	6	61
Associated Banc-Corp	900	12,312
Assurant, Inc.	337	34,809
Assured Guaranty Ltd.	775	18,918
Atlantic Union Bankshares Corp.	275	6,369
Axis Capital Holdings Ltd.	475	19,266
Axos Financial, Inc. (d)	372	8,214
BancorpSouth Bank	675	15,349
Bank of America Corp.	51,788	1,229,965
Bank of Hawaii Corp.	303	18,607
Bank OZK	765	17,955
BankFinancial Corp.	700	5,880
BankUnited, Inc.	825	16,706
Banner Corp.	300	11,400
Barings BDC, Inc.	350	2,779
Berkshire Hathaway, Inc. - Class B (d)	13,906	2,482,360
Berkshire Hills Bancorp, Inc.	300	3,306
BlackRock, Inc.	822	447,242
Blackstone Mortgage Trust, Inc. - Class A	1,150	27,703
BOK Financial Corp.	296	16,706
Bridge Bancorp, Inc.	300	6,852
Brighthouse Financial, Inc. (d)	608	16,915
Broadmark Realty Capital, Inc.	1,580	14,963
Brookline Bancorp, Inc.	500	5,040
Brown & Brown, Inc.	1,390	56,656
Camden National Corp.	150	5,181
Capital City Bank Group, Inc.	350	7,332
Capital One Financial Corp.	2,632	164,737
Capitol Federal Financial, Inc.	1,000	11,010
Cathay General Bancorp	463	12,177
Cboe Global Markets, Inc.	760	70,893
Central Pacific Financial Corp.	300	4,809
Chimera Investment Corp.	1,455	13,983
Cincinnati Financial Corp.	945	60,508
CIT Group, Inc.	940	19,486
Citigroup, Inc.	13,095	669,154
Citizens Financial Group, Inc.	2,555	64,488
CME Group, Inc.	1,858	301,999
CNA Financial Corp.	300	9,645
CNO Financial Group, Inc.	1,100	17,127
Cohen & Steers, Inc.	370	25,178
Columbia Banking System, Inc.	276	7,823
Columbia Financial, Inc. (d)	1,220	17,025
Comerica, Inc.	1,083	41,262
Commerce Bancshares, Inc.	795	47,279
Community Bank System, Inc.	200	11,404
Community Trust Bancorp, Inc.	110	3,604
Crawford & Co. - Class B	200	1,406
Credit Acceptance Corp. (d)(e)	112	46,929
Cullen/Frost Bankers, Inc.	332	24,804
CVB Financial Corp.	600	11,244
Discover Financial Services	1,735	86,906
Donnelley Financial Solutions, Inc. (d)	159	1,336
Dynex Capital, Inc. (e)	1,100	15,730
E*TRADE Financial Corp.	1,198	59,577
Eagle Bancorp, Inc.	300	9,825
East West Bancorp, Inc.	515	18,664
Eaton Vance Corp.	380	14,668
eHealth, Inc. (d)	175	17,192
Employers Holdings, Inc.	75	2,261
Enstar Group Ltd. (d)	120	18,332
Enterprise Financial Services Corp.	50	1,556
Equitable Holdings, Inc.	2,350	45,331
Erie Indemnity Co. - Class A	174	33,391
Evercore, Inc. - Class A	40	2,357
Everest Re Group Ltd.	146	30,105
EZCORP, Inc. - Class A (d)	1,000	6,300
FactSet Research Systems, Inc.	250	82,117
FBL Financial Group, Inc. - Class A	300	10,767
FedNat Holding Co.	200	2,214
Fidelity National Financial, Inc.	1,909	58,530
Fifth Third Bancorp	4,309	83,078
Financial Institutions, Inc.	200	3,722
First American Financial Corp.	527	25,307
First Bancorp	300	7,524
First BanCorp	1,366	7,636
First Busey Corp.	325	6,061
First Citizens BancShares, Inc. - Class A	50	20,251
First Commonwealth Financial Corp.	800	6,624
First Community Bankshares, Inc.	425	9,541
First Financial Bankshares, Inc.	600	17,334
First Financial Corp.	100	3,684
First Hawaiian, Inc.	300	5,172
First Horizon National Corp.	1,617	16,105
First Interstate BancSystem, Inc. - Class A	300	9,288
First Merchants Corp.	425	11,717
First Midwest Bancorp, Inc.	800	10,680
First Republic Bank	1,033	109,488
FirstCash, Inc. (e)	221	14,913
FNB Corp.	2,460	18,450
Franklin Resources, Inc.	2,621	54,962
Fulton Financial Corp.	1,250	13,162
Glacier Bancorp, Inc.	550	19,409
Globe Life, Inc.	566	42,014
Golub Capital BDC, Inc.	1,635	19,048
Great Ajax Corp.	1,990	18,308
Green Dot Corp. - Class A (d)	250	12,270
Greenhill & Co., Inc.	300	2,997
Hancock Whitney Corp.	500	10,600
Hanmi Financial Corp.	369	3,583
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	680	19,353
Heartland Financial USA, Inc.	300	10,032
Hercules Capital, Inc.	775	8,114
Heritage Commerce Corp.	50	375
Hilltop Holdings, Inc.	550	10,147
Home BancShares, Inc.	950	14,611
HomeStreet, Inc.	300	7,383
Hope Bancorp, Inc.	1,092	10,068
Horace Mann Educators Corp.	375	13,774
Houlihan Lokey, Inc.	320	17,805
Huntington Bancshares, Inc.	7,172	64,799
IBERIABANK Corp.	375	17,077
Independent Bank Corp.	300	20,127
Independent Bank Group, Inc.	90	3,647
Interactive Brokers Group, Inc. - Class A	500	20,885
Intercontinental Exchange, Inc.	3,580	327,928
International Bancshares Corp.	400	12,808
INTL. FCStone, Inc. (d)	150	8,250
Invesco Ltd.	1,845	19,852
Invesco Mortgage Capital, Inc.	686	2,566
Investors Bancorp, Inc.	1,325	11,262
Jefferies Financial Group, Inc.	1,352	21,024
JPMorgan Chase & Co.	18,922	1,779,803
Kearny Financial Corp.	828	6,773
Kemper Corp.	300	21,756
KeyCorp	6,236	75,954
Kinsale Capital Group, Inc.	190	29,490
KKR Real Estate Finance Trust, Inc.	980	16,248
Lakeland Financial Corp.	300	13,977
Legg Mason, Inc.	750	37,312
LendingTree, Inc. (d)(e)	30	8,686
Lincoln National Corp.	1,490	54,817
Loews Corp.	1,525	52,292
LPL Financial Holdings, Inc.	410	32,144
M&T Bank Corp.	817	84,943
Main Street Capital Corp. (e)	475	14,787
Markel Corp. (d)	88	81,239
MarketAxess Holdings, Inc.	250	125,230
Marsh & McLennan Cos., Inc.	3,059	328,445
MBIA, Inc. (d)	925	6,706
Mercury General Corp.	300	12,225
Meta Financial Group, Inc.	300	5,451
MetLife, Inc.	5,406	197,427
MGIC Investment Corp.	1,500	12,285
Moody's Corp.	1,138	312,643
Morgan Stanley	8,330	402,339
Morningstar, Inc.	207	29,181
MSCI, Inc.	499	166,576
Nasdaq, Inc.	725	86,616
National General Holdings Corp.	525	11,345
Navient Corp.	2,050	14,411
NBT Bancorp, Inc.	200	6,152
Nelnet, Inc. - Class A	25	1,193
New Mountain Finance Corp.	650	6,038
New Residential Investment Corp.	2,630	19,541
New York Community Bancorp, Inc.	3,062	31,232
NMI Holdings, Inc. - Class A (d)	620	9,970
Northern Trust Corp.	1,338	106,157
Northwest Bancshares, Inc.	875	8,947
OceanFirst Financial Corp.	100	1,763
OFG Bancorp	432	5,776
Old National Bancorp	950	13,072
Old Republic International Corp.	1,661	27,091
Old Second Bancorp, Inc.	400	3,112
OneMain Holdings, Inc.	300	7,362
Pacific Premier Bancorp, Inc.	300	6,504
PacWest Bancorp	817	16,103
Palomar Holdings, Inc. (d)	210	18,010
Park National Corp.	87	6,123
PennyMac Financial Services, Inc.	470	19,641
PennyMac Mortgage Investment Trust	450	7,888
People's United Financial, Inc.	2,517	29,122
Pinnacle Financial Partners, Inc.	559	23,472
Popular, Inc.	282	10,482
PRA Group, Inc. (d)	300	11,598
Preferred Bank	200	8,570
Premier Financial Corp.	117	2,067
Primerica, Inc.	300	34,980
Principal Financial Group, Inc.	1,730	71,864
ProAssurance Corp.	230	3,328
Prospect Capital Corp. (e)	2,650	13,542
Prosperity Bancshares, Inc.	698	41,447
Provident Financial Services, Inc.	600	8,670
Prudential Financial, Inc.	2,491	151,702
Radian Group, Inc.	1,445	22,412
Raymond James Financial, Inc.	925	63,668
Regions Financial Corp.	6,441	71,624
Reinsurance Group of America, Inc.	454	35,612
RenaissanceRe Holdings Ltd.	290	49,599
Renasant Corp.	400	9,960
Republic Bancorp, Inc. - Class A	315	10,304
RLI Corp.	195	16,010
S&P Global, Inc.	1,512	498,174
S&T Bancorp, Inc.	350	8,208
Sandy Spring Bancorp, Inc.	300	7,434
Seacoast Banking Corp. of Florida (d)	150	3,060
SEI Investments Co.	975	53,606
Selective Insurance Group, Inc.	300	15,822
ServisFirst Bancshares, Inc.	400	14,304
Signature Bank	387	41,378
Simmons First National Corp. - Class A	438	7,494
SLM Corp.	2,500	17,575
Solar Capital Ltd.	500	8,005
South State Corp.	290	13,821
Southside Bancshares, Inc.	340	9,425
Starwood Property Trust, Inc.	1,825	27,302
State Auto Financial Corp.	400	7,140
State Street Corp.	2,186	138,920
Sterling Bancorp	405	4,747
Stewart Information Services Corp.	300	9,753
Stifel Financial Corp.	340	16,126
Stock Yards Bancorp, Inc.	300	12,060
SVB Financial Group (d)	287	61,857
Synchrony Financial	3,525	78,114
Synovus Financial Corp.	947	19,442
T Rowe Price Group, Inc.	1,520	187,720
TCF Financial Corp.	995	29,273
TD Ameritrade Holding Corp.	1,653	60,136
Texas Capital Bancshares, Inc. (d)	384	11,854
TFS Financial Corp.	525	7,513
The Allstate Corp.	2,095	203,194
The Bancorp, Inc. (d)	50	490
The Bank of New York Mellon Corp.	5,503	212,691
The Charles Schwab Corp.	8,189	276,297
The Goldman Sachs Group, Inc.	2,185	431,800
The Hanover Insurance Group, Inc.	300	30,399
The Hartford Financial Services Group, Inc.	2,375	91,556
The PNC Financial Services Group, Inc.	2,674	281,332
The Progressive Corp.	3,875	310,426
The Travelers Cos., Inc.	1,672	190,692
Tompkins Financial Corp.	105	6,801
Towne Bank	553	10,419
TPG RE Finance Trust, Inc.	990	8,514
Tradeweb Markets, Inc. - Class A	390	22,675
TriCo Bancshares	109	3,319
Truist Financial Corp.	8,423	316,284
TrustCo Bank Corp.	1,208	7,647
Trustmark Corp.	425	10,421
UMB Financial Corp.	243	12,527
Umpqua Holdings Corp.	1,500	15,960
United Bankshares, Inc.	553	15,296
United Community Banks, Inc.	474	9,537
United Fire Group, Inc.	300	8,313
United Security Bancshares	406	2,716
Unum Group	1,407	23,342
US Bancorp	9,144	336,682
Valley National Bancorp	2,390	18,690
Virtus Investment Partners, Inc.	48	5,582
Voya Financial, Inc.	855	39,886
W R Berkley Corp.	730	41,822
Waddell & Reed Financial, Inc. - Class A	525	8,143
Walker & Dunlop, Inc.	280	14,227
Washington Federal, Inc.	433	11,622
Washington Trust Bancorp, Inc.	100	3,275
Webster Financial Corp.	675	19,312
Wells Fargo & Co.	25,107	642,739
WesBanco, Inc.	350	7,109
Westamerica BanCorp	83	4,766
Western Alliance Bancorp	850	32,190
Western New England Bancorp, Inc.	200	1,158
White Mountains Insurance Group Ltd.	20	17,759
Wintrust Financial Corp.	425	18,539
World Acceptance Corp. (d)	100	6,552
WSFS Financial Corp.	465	13,346
Zions Bancorp NA	940	31,960
		19,623,470
Health Care - 14.2%
Abbott Laboratories	11,065	1,011,673
AbbVie, Inc.	11,305	1,109,925
ABIOMED, Inc. (d)	250	60,390
Acadia Healthcare Co., Inc. (d)	475	11,932
ACADIA Pharmaceuticals, Inc. (d)	645	31,263
Acceleron Pharma, Inc. (d)	190	18,101
Adaptive Biotechnologies Corp. (d)	350	16,933
Addus HomeCare Corp. (d)	70	6,479
Adverum Biotechnologies, Inc. (d)	750	15,660
Aerie Pharmaceuticals, Inc. (d)(e)	350	5,166
Agilent Technologies, Inc.	1,936	171,084
Agios Pharmaceuticals, Inc. (d)	300	16,044
Aimmune Therapeutics, Inc. (d)	580	9,692
Akebia Therapeutics, Inc. (d)	1,450	19,691
Alector, Inc. (d)	710	17,352
Alexion Pharmaceuticals, Inc. (d)	1,349	151,412
Align Technology, Inc. (d)	454	124,596
Alkermes PLC (d)	1,000	19,405
Allogene Therapeutics, Inc. (d)	500	21,410
Alnylam Pharmaceuticals, Inc. (d)	553	81,905
Altimmune, Inc. (d)	2,140	22,919
AMAG Pharmaceuticals, Inc. (d)	100	765
Amedisys, Inc. (d)	201	39,907
AmerisourceBergen Corp.	964	97,142
Amgen, Inc.	3,620	853,813
Amicus Therapeutics, Inc. (d)	1,225	18,473
AMN Healthcare Services, Inc. (d)	250	11,310
Amneal Pharmaceuticals, Inc. (d)	650	3,094
Anika Therapeutics, Inc. (d)	100	3,773
Anthem, Inc.	1,620	426,028
Apellis Pharmaceuticals, Inc. (d)	430	14,044
Arena Pharmaceuticals, Inc. (d)	440	27,698
Arrowhead Pharmaceuticals, Inc. (d)	720	31,097
Arvinas, Inc. (d)	410	13,751
AtriCure, Inc. (d)	400	17,980
Avanos Medical, Inc. (d)	297	8,729
Avantor, Inc. (d)	2,020	34,340
Avrobio, Inc. (d)	430	7,503
Axogen, Inc. (d)	550	5,082
Axsome Therapeutics, Inc. (d)	220	18,102
Baxter International, Inc.	3,253	280,083
Becton Dickinson and Co.	1,754	419,680
Biogen, Inc. (d)	943	252,300
BioMarin Pharmaceutical, Inc. (d)	978	120,627
Bio-Rad Laboratories, Inc. - Class A (d)	99	44,698
Bio-Techne Corp.	232	61,264
BioTelemetry, Inc. (d)	460	20,787
Bluebird Bio, Inc. (d)	448	27,346
Blueprint Medicines Corp. (d)	320	24,960
Boston Scientific Corp. (d)	7,964	279,616
Bridgebio Pharma, Inc. (d)	590	19,240
Bristol-Myers Squibb Co.	14,181	833,843
Bruker Corp.	305	12,407
Cantel Medical Corp.	200	8,846
Cardinal Health, Inc.	1,718	89,662
Cardiovascular Systems, Inc. (d)	325	10,254
CareDx, Inc. (d)	240	8,503
Catalent, Inc. (d)	900	65,970
Celldex Therapeutics, Inc. (d)	2,980	38,740
Centene Corp. (d)	3,178	201,962
Cerner Corp.	1,940	132,987
Change Healthcare, Inc. (d)	1,570	17,584
Charles River Laboratories International, Inc. (d)	346	60,325
Chemed Corp.	96	43,303
ChemoCentryx, Inc. (d)	430	24,742
Cigna Corp.	2,187	410,391
Clovis Oncology, Inc. (d)	300	2,025
Codexis, Inc. (d)	1,187	13,532
Coherus Biosciences, Inc. (d)	590	10,537
Computer Programs and Systems, Inc.	100	2,279
CONMED Corp.	300	21,597
Corcept Therapeutics, Inc. (d)	1,500	25,230
Covetrus, Inc. (d)	356	6,369
CVS Health Corp.	7,978	518,331
Cytokinetics, Inc. (d)	760	17,913
Danaher Corp.	4,109	726,594
DaVita, Inc. (d)	523	41,390
Deciphera Pharmaceuticals, Inc. (d)	330	19,708
Denali Therapeutics, Inc. (d)	1,000	24,180
DENTSPLY SIRONA, Inc.	1,552	68,381
DexCom, Inc. (d)	518	209,997
Dicerna Pharmaceuticals, Inc. (d)	970	24,638
Editas Medicine, Inc. (d)(e)	650	19,227
Edwards Lifesciences Corp. (d)	3,909	270,151
Elanco Animal Health, Inc. (d)	2,190	46,975
Eli Lilly and Co.	5,542	909,886
Emergent BioSolutions, Inc. (d)	293	23,170
Encompass Health Corp.	650	40,254
Envista Holdings Corp. (d)	1,110	23,410
Epizyme, Inc. (d)	830	13,330
Esperion Therapeutics, Inc. (d)(e)	330	16,932
Evolent Health, Inc. - Class A (d)	1,020	7,262
Exact Sciences Corp. (d)	865	75,203
Exelixis, Inc. (d)	1,985	47,124
Fate Therapeutics, Inc. (d)	360	12,352
FibroGen, Inc. (d)	750	30,397
GenMark Diagnostics, Inc. (d)	1,340	19,711
Gilead Sciences, Inc.	7,437	572,203
Glaukos Corp. (d)	280	10,758
Global Blood Therapeutics, Inc. (d)	370	23,358
Globus Medical, Inc. - Class A (d)	340	16,221
Guardant Health, Inc. (d)	390	31,641
Haemonetics Corp. (d)	250	22,390
Halozyme Therapeutics, Inc. (d)	830	22,252
Hanger, Inc. (d)	350	5,796
HCA Healthcare, Inc.	1,583	153,646
HealthEquity, Inc. (d)	430	25,228
Henry Schein, Inc. (d)	890	51,967
Hill-Rom Holdings, Inc.	330	36,227
HMS Holdings Corp. (d)	525	17,005
Hologic, Inc. (d)	1,317	75,069
Homology Medicines, Inc. (d)	340	5,165
Horizon Therapeutics PLC (d)	1,125	62,528
Humana, Inc.	738	286,160
ICU Medical, Inc. (d)	100	18,431
IDEXX Laboratories, Inc. (d)	519	171,353
Illumina, Inc. (d)	822	304,428
Immunomedics, Inc. (d)	1,410	49,970
Incyte Corp. (d)	1,353	140,671
Innoviva, Inc. (d)	1,000	13,980
Insmed, Inc. (d)	760	20,930
Inspire Medical Systems, Inc. (d)	260	22,625
Insulet Corp. (d)	285	55,364
Integer Holdings Corp. (d)	300	21,915
Integra LifeSciences Holdings Corp. (d)	378	17,762
Intercept Pharmaceuticals, Inc. (d)	137	6,564
IntriCon Corp. (d)	370	5,002
Intuitive Surgical, Inc. (d)	665	378,937
Invitae Corp. (d)	750	22,718
Ionis Pharmaceuticals, Inc. (d)	700	41,272
IQVIA Holdings, Inc. (d)	1,191	168,979
iRhythm Technologies, Inc. (d)	220	25,496
Ironwood Pharmaceuticals, Inc. (d)	1,000	10,320
Johnson & Johnson	16,135	2,269,065
Kodiak Sciences, Inc. (d)	300	16,236
Laboratory Corp. of America Holdings (d)	670	111,294
Lannett Co., Inc. (d)	300	2,178
LHC Group, Inc. (d)	260	45,323
Ligand Pharmaceuticals, Inc. (d)(e)	164	18,343
Livongo Health, Inc. (d)	320	24,061
Madrigal Pharmaceuticals, Inc. (d)	60	6,795
Magellan Health, Inc. (d)	100	7,298
Masimo Corp. (d)	300	68,397
McKesson Corp.	1,088	166,921
MEDNAX, Inc. (d)	600	10,260
Medpace Holdings, Inc. (d)	240	22,325
Merck & Co., Inc.	16,075	1,243,080
Meridian Bioscience, Inc. (d)	375	8,734
Merit Medical Systems, Inc. (d)	600	27,390
Mettler-Toledo International, Inc. (d)	150	120,833
Moderna, Inc. (d)	1,980	127,136
Molina Healthcare, Inc. (d)	300	53,394
Momenta Pharmaceuticals, Inc. (d)	680	22,624
MTBC, Inc. (d)	3,710	30,756
MyoKardia, Inc. (d)	240	23,189
Myriad Genetics, Inc. (d)	450	5,103
Natera, Inc. (d)	550	27,423
Natus Medical, Inc. (d)	75	1,637
Nektar Therapeutics (d)	650	15,054
Neogen Corp. (d)	146	11,330
NeoGenomics, Inc. (d)	690	21,376
Neurocrine Biosciences, Inc. (d)	500	61,000
Nevro Corp. (d)	162	19,354
NextGen Healthcare, Inc. (d)	575	6,314
NuVasive, Inc. (d)	290	16,141
Omnicell, Inc. (d)	375	26,483
Pacira BioSciences, Inc. (d)	75	3,935
Patterson Cos., Inc.	575	12,650
Penumbra, Inc. (d)	196	35,049
PerkinElmer, Inc.	522	51,203
Pfizer, Inc.	35,082	1,147,181
Portola Pharmaceuticals, Inc. (d)	300	5,397
PPD, Inc. (d)	940	25,192
PRA Health Sciences, Inc. (d)	300	29,187
Premier, Inc. - Class A (d)	350	11,998
Prestige Consumer Healthcare, Inc. (d)	350	13,146
Principia Biopharma, Inc. (d)	360	21,524
Pro-Dex, Inc. (d)	10	178
PTC Therapeutics, Inc. (d)	470	23,848
Puma Biotechnology, Inc. (d)	254	2,649
Quest Diagnostics, Inc.	877	99,943
Quidel Corp. (d)	180	40,273
R1 RCM, Inc. (d)	640	7,136
Reata Pharmaceuticals, Inc. - Class A (d)	130	20,283
Regeneron Pharmaceuticals, Inc. (d)	439	273,782
REGENXBIO, Inc. (d)	410	15,100
Repligen Corp. (d)	300	37,083
ResMed, Inc.	820	157,440
Revance Therapeutics, Inc. (d)	710	17,338
REVOLUTION Medicines, Inc. (d)	530	16,732
Sage Therapeutics, Inc. (d)	300	12,474
Sangamo Therapeutics, Inc. (d)	730	6,541
Sarepta Therapeutics, Inc. (d)	510	81,773
Schrodinger, Inc. (d)	220	20,145
Seattle Genetics, Inc. (d)	957	162,613
Select Medical Holdings Corp. (d)	725	10,679
Simulations Plus, Inc.	150	8,973
STAAR Surgical Co. (d)	460	28,308
Stryker Corp.	2,196	395,697
Supernus Pharmaceuticals, Inc. (d)	770	18,288
Syneos Health, Inc. (d)	300	17,475
Tabula Rasa HealthCare, Inc. (d)	310	16,966
Tandem Diabetes Care, Inc. (d)	410	40,557
Teladoc Health, Inc. (d)(e)	420	80,153
Teleflex, Inc.	260	94,635
Tenet Healthcare Corp. (d)	631	11,427
The Cooper Cos., Inc.	300	85,092
The Ensign Group, Inc.	300	12,555
The Pennant Group, Inc. (d)	150	3,390
The Providence Service Corp. (d)	200	15,782
Thermo Fisher Scientific, Inc.	2,461	891,719
Tivity Health, Inc. (d)	64	725
Tricida, Inc. (d)	540	14,839
Turning Point Therapeutics, Inc. (d)	310	20,023
Twist Bioscience Corp. (d)	430	19,479
Ultragenyx Pharmaceutical, Inc. (d)	207	16,192
United Therapeutics Corp. (d)	288	34,848
UnitedHealth Group, Inc.	5,616	1,656,439
Universal Health Services, Inc. - Class B	562	52,204
Varex Imaging Corp. (d)	282	4,272
Varian Medical Systems, Inc. (d)	607	74,370
Veeva Systems, Inc. - Class A (d)	725	169,955
Vericel Corp. (d)	230	3,179
Vertex Pharmaceuticals, Inc. (d)	1,369	397,434
Waters Corp. (d)	384	69,274
West Pharmaceutical Services, Inc.	415	94,276
Xencor, Inc. (d)	550	17,815
Y-mAbs Therapeutics, Inc. (d)	370	15,984
Zimmer Biomet Holdings, Inc.	1,322	157,794
Zoetis, Inc.	2,935	402,212
Zogenix, Inc. (d)	410	11,074
		26,240,923
Industrials - 8.5%
3M Co.	3,646	568,740
A.O. Smith Corp.	1,040	49,005
AAON, Inc.	225	12,215
AAR Corp.	300	6,201
ABM Industries, Inc.	500	18,150
ACCO Brands Corp.	825	5,857
Acme United Corp.	300	6,894
Acuity Brands, Inc.	275	26,328
Advanced Drainage Systems, Inc.	500	24,700
AECOM (d)	977	36,716
Aerojet Rocketdyne Holdings, Inc. (d)	500	19,820
AGCO Corp.	400	22,184
Air Lease Corp.	600	17,574
Alaska Air Group, Inc.	854	30,966
Albany International Corp. - Class A	100	5,871
Allegiant Travel Co.	73	7,972
Allison Transmission Holdings, Inc.	625	22,987
Altra Industrial Motion Corp.	300	9,558
AMERCO	70	21,153
American Airlines Group, Inc. (e)	2,303	30,100
American Woodmark Corp. (d)	130	9,834
AMETEK, Inc.	1,337	119,488
Apogee Enterprises, Inc.	200	4,608
Applied Industrial Technologies, Inc.	375	23,396
ArcBest Corp.	300	7,953
Arcosa, Inc.	350	14,770
Armstrong World Industries, Inc.	200	15,592
ASGN, Inc. (d)	250	16,670
Astec Industries, Inc.	200	9,262
Astronics Corp. (d)	300	3,168
Atkore International Group, Inc. (d)	510	13,948
Atlas Air Worldwide Holdings, Inc. (d)	440	18,933
Avis Budget Group, Inc. (d)(e)	392	8,973
Axon Enterprise, Inc. (d)	325	31,892
AZZ, Inc.	225	7,722
Beacon Roofing Supply, Inc. (d)(e)	500	13,185
BMC Stock Holdings, Inc. (d)	475	11,941
Brady Corp. - Class A	145	6,789
BrightView Holdings, Inc. (d)	830	9,296
Builders FirstSource, Inc. (d)	210	4,347
BWX Technologies, Inc.	612	34,664
Carlisle Cos., Inc.	293	35,063
Carrier Global Corp.	5,488	121,943
Casella Waste Systems, Inc. - Class A (d)	100	5,212
Caterpillar, Inc.	3,311	418,841
CBIZ, Inc. (d)	300	7,191
CH Robinson Worldwide, Inc.	740	58,504
Chart Industries, Inc. (d)	300	14,547
Cintas Corp.	601	160,082
CIRCOR International, Inc. (d)	184	4,688
Clean Harbors, Inc. (d)	400	23,992
Colfax Corp. (d)	625	17,437
Columbus McKinnon Corp.	400	13,380
Comfort Systems USA, Inc.	300	12,225
Copart, Inc. (d)	1,400	116,578
CoreLogic, Inc.	547	36,769
CoStar Group, Inc. (d)	225	159,901
Covanta Holding Corp.	850	8,151
Covenant Transportation Group, Inc. - Class A (d)	100	1,443
Crane Co.	325	19,324
CSX Corp.	4,275	298,138
Cubic Corp.	300	14,409
Cummins, Inc.	897	155,414
Curtiss-Wright Corp.	300	26,784
Deere & Co.	1,851	290,885
Delta Air Lines, Inc.	3,900	109,395
Deluxe Corp.	200	4,708
Donaldson Co., Inc.	545	25,353
Dover Corp.	761	73,482
DXP Enterprises, Inc. (d)	100	1,991
Dycom Industries, Inc. (d)	211	8,628
Eaton Corp. PLC	2,351	205,665
EMCOR Group, Inc.	230	15,212
Emerson Electric Co.	3,638	225,665
Encore Wire Corp.	200	9,764
Energy Recovery, Inc. (d)	500	3,797
Enerpac Tool Group Corp. (e)	290	5,104
EnerSys	375	24,143
Ennis, Inc.	50	907
Equifax, Inc.	645	110,863
ESCO Technologies, Inc.	200	16,906
Evoqua Water Technologies Corp. (d)	1,050	19,530
Expeditors International of Washington, Inc.	1,020	77,561
Exponent, Inc.	310	25,088
Fastenal Co.	3,260	139,658
Federal Signal Corp.	475	14,122
FedEx Corp.	1,587	222,529
Flowserve Corp.	815	23,244
Fluor Corp.	1,086	13,119
Forrester Research, Inc. (d)	255	8,170
Fortive Corp.	1,525	103,182
Fortune Brands Home & Security, Inc.	640	40,915
Franklin Electric Co., Inc.	275	14,443
FTI Consulting, Inc. (d)	80	9,164
GATX Corp.	45	2,744
General Dynamics Corp.	1,510	225,685
General Electric Co.	49,806	340,175
Gibraltar Industries, Inc. (d)	300	14,403
Graco, Inc.	726	34,841
Granite Construction, Inc.	562	10,757
Great Lakes Dredge & Dock Corp. (d)	1,500	13,890
Griffon Corp.	350	6,482
H&E Equipment Services, Inc.	325	6,006
Hawaiian Holdings, Inc.	325	4,563
HD Supply Holdings, Inc. (d)	1,130	39,155
Healthcare Services Group, Inc.	375	9,173
HEICO Corp. - Class A	472	38,345
Herc Holdings, Inc. (d)	143	4,394
Heritage-Crystal Clean, Inc. (d)	370	6,460
Herman Miller, Inc.	300	7,083
Hexcel Corp.	320	14,470
Hillenbrand, Inc.	325	8,798
HNI Corp.	100	3,057
Honeywell International, Inc.	4,372	632,147
Howmet Aerospace, Inc.	3,140	49,769
Hub Group, Inc. - Class A (d)	50	2,393
Hubbell, Inc.	338	42,372
Huntington Ingalls Industries, Inc.	249	43,448
Huron Consulting Group, Inc. (d)	200	8,850
Hyster-Yale Materials Handling, Inc.	118	4,562
IAA, Inc. (d)	975	37,606
IDEX Corp.	437	69,063
IES Holdings, Inc. (d)	500	11,585
Illinois Tool Works, Inc.	1,704	297,944
Ingersoll Rand, Inc. (d)	1,810	50,897
Insperity, Inc.	292	18,901
Insteel Industries, Inc.	300	5,721
Interface, Inc.	500	4,070
ITT, Inc.	600	35,244
Jacobs Engineering Group, Inc.	850	72,080
JB Hunt Transport Services, Inc.	570	68,594
JetBlue Airways Corp. (d)	1,750	19,075
John Bean Technologies Corp.	151	12,989
Johnson Controls International PLC	5,800	198,012
Kaman Corp.	300	12,480
Kansas City Southern	629	93,903
KAR Auction Services, Inc.	975	13,416
Kennametal, Inc.	475	13,637
Kforce, Inc.	150	4,388
Kimball International, Inc. - Class B	700	8,092
Kirby Corp. (d)	300	16,068
Knight-Swift Transportation Holdings, Inc.	638	26,611
Knoll, Inc.	500	6,095
Korn Ferry	225	6,914
Kratos Defense & Security Solutions, Inc. (d)	1,020	15,943
L3Harris Technologies, Inc.	1,357	230,242
Landstar System, Inc.	140	15,723
Lennox International, Inc.	167	38,909
Lincoln Electric Holdings, Inc.	332	27,968
Lockheed Martin Corp.	1,794	654,666
Lyft, Inc. - Class A (d)	300	9,903
ManpowerGroup, Inc.	383	26,331
Marten Transport Ltd.	250	6,290
Masco Corp.	1,590	79,834
MasTec, Inc. (d)	500	22,435
Matson, Inc.	325	9,458
Matthews International Corp. - Class A	100	1,910
McGrath RentCorp	300	16,203
Mercury Systems, Inc. (d)	400	31,464
Meritor, Inc. (d)	550	10,890
Mobile Mini, Inc.	406	11,977
Moog, Inc. - Class A	300	15,894
MSA Safety, Inc.	228	26,092
MSC Industrial Direct Co., Inc. - Class A	245	17,838
Mueller Industries, Inc.	300	7,974
Mueller Water Products, Inc. - Class A	1,600	15,088
Navistar International Corp. (d)	625	17,625
Nordson Corp.	318	60,328
Norfolk Southern Corp.	1,544	271,080
Northrop Grumman Corp.	1,017	312,666
NOW, Inc. (d)	649	5,601
nVent Electric PLC	1,425	26,690
Old Dominion Freight Line, Inc.	750	127,193
Oshkosh Corp.	350	25,067
Otis Worldwide Corp.	2,744	156,024
Owens Corning	800	44,608
PACCAR, Inc.	2,155	161,302
Parker-Hannifin Corp.	747	136,903
Parsons Corp. (d)	720	26,093
Perma-Pipe International Holdings, Inc. (d)	300	1,686
Primoris Services Corp.	475	8,436
Quanta Services, Inc.	1,050	41,192
Raven Industries, Inc.	275	5,915
Raytheon Technologies Corp.	9,473	583,726
RBC Bearings, Inc. (d)	165	22,117
Red Violet, Inc. (d)	420	7,409
Regal Beloit Corp.	100	8,732
Republic Services, Inc.	1,233	101,168
Resideo Technologies, Inc. (d)	758	8,884
Resources Connection, Inc.	200	2,394
Rexnord Corp.	315	9,182
Robert Half International, Inc.	610	32,226
Rockwell Automation, Inc.	730	155,490
Rollins, Inc.	920	38,999
Roper Technologies, Inc.	584	226,744
Rush Enterprises, Inc. - Class A	75	3,110
Ryder System, Inc.	405	15,192
Saia, Inc. (d)	225	25,016
Simpson Manufacturing Co., Inc.	100	8,436
SiteOne Landscape Supply, Inc. (d)	230	26,213
SkyWest, Inc.	375	12,233
Snap-on, Inc.	362	50,141
Southwest Airlines Co.	3,384	115,665
Spirit AeroSystems Holdings, Inc. - Class A	700	16,758
SPX Corp. (d)	312	12,839
SPX FLOW, Inc. (d)	312	11,681
Standex International Corp.	50	2,878
Stanley Black & Decker, Inc.	1,000	139,380
Steelcase, Inc. - Class A	875	10,553
Stericycle, Inc. (d)	575	32,189
Sunrun, Inc. (d)	1,160	22,875
Systemax, Inc.	600	12,324
Team, Inc. (d)	1,114	6,205
Teledyne Technologies, Inc. (d)	211	65,610
Terex Corp.	825	15,485
Tetra Tech, Inc.	418	33,072
Textainer Group Holdings Ltd. (d)	700	5,726
Textron, Inc.	1,375	45,251
The Boeing Co.	3,548	650,348
The Brink's Co.	150	6,826
The Gorman-Rupp Co.	182	5,657
The Greenbrier Cos., Inc.	200	4,550
The Manitowoc Co., Inc. (d)	268	2,916
The Middleby Corp. (d)	468	36,944
The Shyft Group, Inc.	75	1,263
The Timken Co.	375	17,059
The Toro Co.	528	35,028
TransDigm Group, Inc.	298	131,731
TransUnion	1,080	94,003
Trex Co., Inc. (d)	300	39,021
TriNet Group, Inc. (d)	200	12,188
Trinity Industries, Inc.	1,050	22,355
Triumph Group, Inc.	256	2,307
TrueBlue, Inc. (d)	300	4,581
Tutor Perini Corp. (d)	200	2,436
Twin Disc, Inc. (d)	400	2,216
Uber Technologies, Inc. (d)	9,770	303,652
UFP Industries, Inc.	399	19,754
Ultralife Corp. (d)	200	1,402
UniFirst Corp.	86	15,390
Union Pacific Corp.	4,187	707,896
United Airlines Holdings, Inc. (d)	911	31,530
United Parcel Service, Inc. - Class B	4,320	480,298
United Rentals, Inc. (d)	542	80,780
Univar Solutions, Inc. (d)	575	9,695
Upwork, Inc. (d)	1,040	15,018
US Ecology, Inc.	200	6,776
Valmont Industries, Inc.	159	18,066
Vectrus, Inc. (d)	122	5,994
Verisk Analytics, Inc.	1,014	172,583
Veritiv Corp. (d)	97	1,645
Viad Corp.	100	1,902
Wabash National Corp.	50	531
Waste Management, Inc.	2,675	283,309
Watsco, Inc.	114	20,258
Watts Water Technologies, Inc. - Class A	120	9,720
Welbilt, Inc. (d)	1,075	6,547
Werner Enterprises, Inc.	250	10,883
WESCO International, Inc. (d)	340	11,938
Westinghouse Air Brake Technologies Corp.	1,159	66,724
Willdan Group, Inc. (d)	340	8,503
Woodward, Inc.	250	19,388
WW Grainger, Inc.	323	101,474
XPO Logistics, Inc. (d)	655	50,599
Xylem, Inc.	1,050	68,208
		15,789,274
Information Technology - 26.1%
2U, Inc. (d)	325	12,337
3D Systems Corp. (d)	848	5,928
8x8, Inc. (d)	170	2,720
ACI Worldwide, Inc. (d)	560	15,114
Adobe, Inc. (d)	3,011	1,310,718
Advanced Energy Industries, Inc. (d)	300	20,337
Advanced Micro Devices, Inc. (d)	7,565	397,995
Agilysys, Inc. (d)	500	8,970
Akamai Technologies, Inc. (d)	984	105,377
Alarm.com Holdings, Inc. (d)	400	25,924
Alliance Data Systems Corp.	408	18,409
Alteryx, Inc. - Class A (d)	180	29,570
Ambarella, Inc. (d)	300	13,740
Amkor Technology, Inc. (d)	1,050	12,925
Amphenol Corp. - Class A	1,610	154,254
Amtech Systems, Inc. (d)	472	2,299
Analog Devices, Inc.	2,109	258,648
Anaplan, Inc. (d)	720	32,623
ANSYS, Inc. (d)	580	169,203
Appfolio, Inc. - Class A (d)	110	17,898
Apple, Inc.	27,093	9,883,526
Applied Materials, Inc.	5,228	316,033
Arista Networks, Inc. (d)	420	88,213
Arrow Electronics, Inc. (d)	500	34,345
Aspen Technology, Inc. (d)	325	33,673
Autodesk, Inc. (d)	1,285	307,359
Automatic Data Processing, Inc.	2,594	386,221
Avalara, Inc. (d)	480	63,883
Avnet, Inc.	900	25,096
Badger Meter, Inc.	10	629
Belden, Inc.	100	3,255
Benchmark Electronics, Inc.	475	10,260
Black Knight, Inc. (d)	585	42,448
Blackbaud, Inc.	200	11,416
Blackline, Inc. (d)	400	33,164
Booz Allen Hamilton Holding Corp.	760	59,120
Bottomline Technologies DE, Inc. (d)	375	19,039
Box, Inc. - Class A (d)	1,190	24,704
Broadcom, Inc.	1,950	615,439
Broadridge Financial Solutions, Inc.	775	97,797
Brooks Automation, Inc.	586	25,925
Cabot Microelectronics Corp.	100	13,954
CACI International, Inc. - Class A (d)	179	38,822
Cadence Design Systems, Inc. (d)	1,672	160,445
CalAmp Corp. (d)	400	3,204
Calix, Inc. (d)	175	2,607
Cardtronics PLC - Class A (d)	175	4,197
CDK Global, Inc.	520	21,538
CDW Corp.	875	101,657
Cerence, Inc. (d)	271	11,068
Ceridian HCM Holding, Inc. (d)	370	29,330
Ciena Corp. (d)	997	53,998
Cirrus Logic, Inc. (d)	400	24,712
Cisco Systems, Inc.	26,498	1,235,867
Citrix Systems, Inc.	818	120,990
Cloudera, Inc. (d)	1,670	21,242
Cognex Corp.	820	48,970
Cognizant Technology Solutions Corp. - Class A	3,398	193,074
Coherent, Inc. (d)	200	26,196
CommScope Holding Co., Inc. (d)	1,150	9,579
CommVault Systems, Inc. (d)	375	14,512
Comtech Telecommunications Corp.	100	1,689
Cornerstone OnDemand, Inc. (d)	500	19,280
Corning, Inc.	4,399	113,934
Coupa Software, Inc. (d)	410	113,586
Cree, Inc. (d)	625	36,994
Crowdstrike Holdings, Inc. - Class A (d)	170	17,049
CSG Systems International, Inc.	78	3,228
CTS Corp.	100	2,004
CyberOptics Corp. (d)	250	8,053
Daktronics, Inc.	800	3,480
Datadog, Inc. - Class A (d)	200	17,390
Dell Technologies, Inc. - Class C (d)	1,360	74,718
Diodes, Inc. (d)	300	15,210
DocuSign, Inc. (d)	1,040	179,098
Dolby Laboratories, Inc. - Class A	300	19,761
DXC Technology Co.	1,978	32,637
Dynatrace, Inc. (d)	720	29,232
Ebix, Inc. (e)	31	693
EchoStar Corp. - Class A (d)	400	11,184
eGain Corp. (d)	150	1,667
Enphase Energy, Inc. (d)	840	39,959
Entegris, Inc.	681	40,213
Envestnet, Inc. (d)(e)	375	27,578
EPAM Systems, Inc. (d)	390	98,284
Euronet Worldwide, Inc. (d)	349	33,441
Everbridge, Inc. (d)	190	26,288
ExlService Holdings, Inc. (d)	300	19,020
F5 Networks, Inc. (d)	433	60,395
Fair Isaac Corp. (d)	196	81,936
FARO Technologies, Inc. (d)	200	10,720
Fidelity National Information Services, Inc.	3,861	517,721
FireEye, Inc. (d)	1,760	21,428
First Solar, Inc. (d)	400	19,800
Fiserv, Inc. (d)	3,308	322,927
Fitbit, Inc. - Class A (d)	425	2,746
Five9, Inc. (d)	400	44,268
FleetCor Technologies, Inc. (d)	438	110,170
FLIR Systems, Inc.	1,025	41,584
ForeScout Technologies, Inc. (d)	100	2,120
FormFactor, Inc. (d)	480	14,078
Fortinet, Inc. (d)	945	129,720
Gartner, Inc. (d)	581	70,493
Genpact Ltd.	1,125	41,085
Global Payments, Inc.	1,563	265,116
GoDaddy, Inc. - Class A (d)	350	25,666
Guidewire Software, Inc. (d)	490	54,317
Hewlett Packard Enterprise Co.	8,527	82,968
HP, Inc.	9,122	158,996
HubSpot, Inc. (d)	300	67,305
II-VI, Inc. (d)	541	25,546
Infinera Corp. (d)	600	3,552
Inphi Corp. (d)	300	35,250
Insight Enterprises, Inc. (d)	200	9,840
Intel Corp.	26,378	1,578,196
InterDigital, Inc.	246	13,931
International Business Machines Corp.	5,445	657,593
Intuit, Inc.	1,449	429,179
IPG Photonics Corp. (d)	281	45,070
Itron, Inc. (d)	200	13,250
J2 Global, Inc.	325	20,543
Jabil, Inc.	1,025	32,882
Jack Henry & Associates, Inc.	376	69,195
Juniper Networks, Inc.	2,190	50,063
KBR, Inc.	925	20,859
Keysight Technologies, Inc. (d)	1,048	105,617
Kimball Electronics, Inc. (d)	525	7,109
KLA Corp.	856	166,475
Knowles Corp. (d)	458	6,989
Lam Research Corp.	816	263,943
Lattice Semiconductor Corp. (d)	1,220	34,636
Leidos Holdings, Inc.	931	87,207
Littelfuse, Inc.	118	20,134
LivePerson, Inc. (d)	490	20,301
LiveRamp Holdings, Inc. (d)	475	20,173
LogMeIn, Inc.	356	30,178
Lumentum Holdings, Inc. (d)	424	34,526
MACOM Technology Solutions Holdings, Inc. (d)	463	15,904
Manhattan Associates, Inc. (d)	350	32,970
Marvell Technology Group Ltd.	3,579	125,480
Mastercard, Inc. - Class A	5,665	1,675,141
Maxim Integrated Products, Inc.	1,445	87,581
MAXIMUS, Inc.	425	29,941
MaxLinear, Inc. (d)	475	10,194
Medallia, Inc. (d)	670	16,911
Methode Electronics, Inc.	100	3,126
Microchip Technology, Inc.	1,384	145,749
Micron Technology, Inc. (d)	7,202	371,047
Microsoft Corp.	46,382	9,439,201
MicroStrategy, Inc. - Class A (d)	100	11,829
Mitek Systems, Inc. (d)	420	4,036
MKS Instruments, Inc.	300	33,972
Monolithic Power Systems, Inc.	200	47,400
Motorola Solutions, Inc.	1,022	143,213
Napco Security Technologies, Inc. (d)	240	5,614
National Instruments Corp.	812	31,433
NCR Corp. (d)	925	16,021
NetApp, Inc.	625	27,731
NETGEAR, Inc. (d)	50	1,295
NetScout Systems, Inc. (d)	700	17,892
New Relic, Inc. (d)(e)	230	15,847
NIC, Inc.	375	8,610
NortonLifeLock, Inc.	3,483	69,068
Novanta, Inc. (d)	220	23,489
Nuance Communications, Inc. (d)	2,175	55,038
Nutanix, Inc. - Class A (d)	470	11,141
NVE Corp.	100	6,183
NVIDIA Corp.	3,767	1,431,121
Okta, Inc. (d)	260	52,060
ON Semiconductor Corp. (d)	2,730	54,109
OneSpan, Inc. (d)	450	12,569
Oracle Corp.	13,410	741,171
OSI Systems, Inc. (d)	100	7,464
PagerDuty, Inc. (d)	620	17,744
Palo Alto Networks, Inc. (d)	639	146,759
PAR Technology Corp. (d)	100	2,993
Paychex, Inc.	1,880	142,410
Paycom Software, Inc. (d)	310	96,016
Paylocity Holding Corp. (d)	300	43,767
PayPal Holdings, Inc. (d)	7,345	1,279,719
Pegasystems, Inc.	300	30,351
Perspecta, Inc.	989	22,974
Plantronics, Inc.	300	4,404
Plexus Corp. (d)	300	21,168
Power Integrations, Inc.	140	16,538
Progress Software Corp.	200	7,750
Proofpoint, Inc. (d)	316	35,114
PROS Holdings, Inc. (d)	300	13,329
PTC, Inc. (d)	635	49,397
Pure Storage, Inc. - Class A (d)	1,110	19,236
Q2 Holdings, Inc. (d)	240	20,590
Qorvo, Inc. (d)	560	61,897
QUALCOMM, Inc.	7,225	658,992
Qualys, Inc. (d)	300	31,206
Rambus, Inc. (d)	500	7,600
Rapid7, Inc. (d)	540	27,551
RealPage, Inc. (d)	645	41,931
RingCentral, Inc. - Class A (d)	260	74,103
Rogers Corp. (d)	150	18,690
Rosetta Stone, Inc. (d)	300	5,058
Sabre Corp.	1,400	11,284
Sailpoint Technologies Holdings, Inc. (d)	630	16,676
salesforce.com, Inc. (d)	5,259	985,168
Sanmina Corp. (d)	333	8,338
Science Applications International Corp.	340	26,411
Semtech Corp. (d)	300	15,666
ServiceNow, Inc. (d)	1,133	458,933
SharpSpring, Inc. (d)	100	878
Silicon Laboratories, Inc. (d)	200	20,054
Skyworks Solutions, Inc.	959	122,618
Slack Technologies, Inc. - Class A (d)	1,850	57,517
SolarWinds Corp. (d)	1,070	18,907
Splunk, Inc. (d)	918	182,407
Square, Inc. - Class A (d)	1,530	160,558
SS&C Technologies Holdings, Inc.	1,325	74,836
SunPower Corp. (d)(e)	1,300	9,958
SVMK, Inc. (d)	1,170	27,542
Sykes Enterprises, Inc. (d)	102	2,821
Synaptics, Inc. (d)	333	20,020
Synchronoss Technologies, Inc. (d)	325	1,147
SYNNEX Corp.	229	27,427
Synopsys, Inc. (d)	867	169,065
Tech Data Corp. (d)	211	30,595
Teradata Corp. (d)	175	3,640
Teradyne, Inc.	1,075	90,848
TESSCO Technologies, Inc.	100	550
Texas Instruments, Inc.	5,675	720,555
The Trade Desk, Inc. - Class A (d)	210	85,365
The Western Union Co.	1,694	36,624
Trimble, Inc. (d)	1,394	60,207
TTM Technologies, Inc. (d)	488	5,788
Twilio, Inc. - Class A (d)	450	98,739
Tyler Technologies, Inc. (d)	252	87,414
Unisys Corp. (d)	427	4,659
Universal Display Corp.	270	40,397
Varonis Systems, Inc. (d)	310	27,429
Veeco Instruments, Inc. (d)	400	5,396
Verint Systems, Inc. (d)	375	16,943
VeriSign, Inc. (d)	666	137,749
Verra Mobility Corp. (d)	1,420	14,598
ViaSat, Inc. (d)	350	13,430
Viavi Solutions, Inc. (d)	1,328	16,919
Virtusa Corp. (d)	400	12,988
Visa, Inc. - A Shares	11,136	2,151,141
Vishay Intertechnology, Inc.	806	12,308
Vishay Precision Group, Inc. (d)	129	3,171
VMware, Inc. - Class A (d)	594	91,987
Western Digital Corp.	2,020	89,183
WEX, Inc. (d)	214	35,312
Workday, Inc. - Class A (d)	645	120,847
Workiva, Inc. (d)	440	23,536
Xerox Holdings Corp.	1,748	26,727
Xilinx, Inc.	1,385	136,270
Xperi Holding Corp.	799	11,793
Yext, Inc. (d)	1,150	19,102
Zebra Technologies Corp. - Class A (d)	315	80,624
Zendesk, Inc. (d)	550	48,692
Zoom Video Communications, Inc. - Class A (d)(e)	170	43,102
Zscaler, Inc. (d)	510	55,845
		48,323,504
Materials - 2.2%
AdvanSix, Inc. (d)	250	2,935
Air Products and Chemicals, Inc.	1,370	330,800
Albemarle Corp.	745	57,521
Alcoa Corp. (d)	1,163	13,072
AptarGroup, Inc.	286	32,026
Arconic Corp. (d)	785	10,935
Ashland Global Holdings, Inc.	467	32,270
Avery Dennison Corp.	440	50,200
Axalta Coating Systems Ltd. (d)	675	15,221
Balchem Corp.	201	19,067
Ball Corp.	1,710	118,828
Berry Global Group, Inc. (d)	900	39,888
Boise Cascade Co.	540	20,309
Cabot Corp.	400	14,820
Carpenter Technology Corp.	200	4,856
Celanese Corp.	795	68,640
CF Industries Holdings, Inc.	1,670	46,994
Clearwater Paper Corp. (d)	130	4,697
Coeur Mining, Inc. (d)	3,870	19,660
Commercial Metals Co.	775	15,810
Compass Minerals International, Inc.	100	4,875
Corteva, Inc.	4,673	125,190
Crown Holdings, Inc. (d)	900	58,617
Dow, Inc.	4,743	193,325
DuPont de Nemours, Inc.	4,573	242,963
Eagle Materials, Inc.	333	23,383
Eastman Chemical Co.	990	68,944
Ecolab, Inc.	1,584	315,137
Ferro Corp. (d)	575	6,865
Ferroglobe Representation & Warranty Insurance Trust (b)(c)(d)	500	–
FMC Corp.	665	66,247
Freeport-McMoRan, Inc.	8,769	101,457
Graphic Packaging Holding Co.	1,325	18,537
Greif, Inc. - Class A	300	10,323
HB Fuller Co.	150	6,690
Huntsman Corp.	1,575	28,303
Ingevity Corp. (d)	393	20,660
International Flavors & Fragrances, Inc. (e)	471	57,679
International Paper Co.	2,237	78,765
Kaiser Aluminum Corp.	138	10,160
Livent Corp. (d)(e)	818	5,039
Louisiana-Pacific Corp.	825	21,161
Martin Marietta Materials, Inc.	354	73,126
Minerals Technologies, Inc.	250	11,732
Myers Industries, Inc.	200	2,910
Neenah, Inc.	120	5,935
Newmont Corp.	5,040	311,170
Nucor Corp.	1,815	75,159
Olin Corp.	1,020	11,720
P H Glatfelter Co.	325	5,216
Packaging Corp. of America	395	39,421
PolyOne Corp.	483	12,669
PPG Industries, Inc.	1,449	153,681
Quaker Chemical Corp.	100	18,565
Reliance Steel & Aluminum Co.	319	30,283
Royal Gold, Inc.	341	42,393
RPM International, Inc.	710	53,293
Schweitzer-Mauduit International, Inc.	300	10,023
Sealed Air Corp.	680	22,338
Sensient Technologies Corp.	335	17,474
Silgan Holdings, Inc.	930	30,123
Sonoco Products Co.	725	37,910
Southern Copper Corp.	747	29,708
Steel Dynamics, Inc.	1,550	40,439
Stepan Co.	148	14,371
Summit Materials, Inc. - Class A (d)	571	9,182
SunCoke Energy, Inc.	1	3
The Chemours Co.	1,289	19,786
The Mosaic Co.	2,625	32,839
The Scotts Miracle-Gro Co.	296	39,803
The Sherwin-Williams Co.	553	319,551
TimkenSteel Corp. (d)	400	1,556
Tredegar Corp.	671	10,333
Trinseo SA	300	6,648
UFP Technologies, Inc. (d)	90	3,965
United States Lime & Minerals, Inc.	50	4,222
United States Steel Corp. (e)	1,350	9,747
Valvoline, Inc.	1,282	24,781
Verso Corp. - Class A	500	5,980
Vulcan Materials Co.	855	99,052
W R Grace & Co.	427	21,696
Westlake Chemical Corp.	202	10,837
Westrock Co.	1,534	43,351
Worthington Industries, Inc.	225	8,392
		4,104,252
Real Estate - 3.8%
Acadia Realty Trust	676	8,774
Agree Realty Corp.	300	19,713
Alexander & Baldwin, Inc.	213	2,596
Alexandria Real Estate Equities, Inc.	801	129,962
American Assets Trust, Inc.	425	11,832
American Campus Communities, Inc.	982	34,331
American Homes 4 Rent - Class A	1,700	45,730
American Tower Corp.	2,806	725,463
Apartment Investment and Management Co. - Class A	831	31,279
Apple Hospitality REIT, Inc.	1,975	19,078
AvalonBay Communities, Inc.	879	135,929
Boston Properties, Inc.	923	83,421
Brandywine Realty Trust	1,413	15,388
Brixmor Property Group, Inc.	2,275	29,165
Camden Property Trust	725	66,134
CareTrust REIT, Inc.	403	6,915
CBRE Group, Inc. - Class A (d)	1,645	74,387
Chatham Lodging Trust	425	2,601
Columbia Property Trust, Inc.	1,075	14,125
CoreCivic, Inc.	799	7,479
CoreSite Realty Corp.	150	18,159
Corporate Office Properties Trust	850	21,539
Cousins Properties, Inc.	839	25,027
Crown Castle International Corp.	2,675	447,661
CubeSmart	1,412	38,110
CyrusOne, Inc.	725	52,744
DiamondRock Hospitality Co.	1,727	9,550
Digital Realty Trust, Inc.	1,761	250,256
Douglas Emmett, Inc.	1,300	39,858
Duke Realty Corp.	2,726	96,473
Easterly Government Properties, Inc.	960	22,195
EastGroup Properties, Inc.	262	31,076
EPR Properties	422	13,981
Equinix, Inc.	570	400,311
Equity Commonwealth	993	31,975
Equity LifeStyle Properties, Inc.	1,178	73,601
Equity Residential	2,374	139,639
Essential Properties Realty Trust, Inc.	830	12,317
Essex Property Trust, Inc.	472	108,168
Extra Space Storage, Inc.	809	74,727
Federal Realty Investment Trust	520	44,309
First Industrial Realty Trust, Inc.	1,025	39,401
Four Corners Property Trust, Inc.	444	10,834
Franklin Street Properties Corp.	950	4,836
Front Yard Residential Corp.	33	287
Gaming and Leisure Properties, Inc.	1,232	42,624
Getty Realty Corp.	402	11,931
Global Medical REIT, Inc.	310	3,512
Global Net Lease, Inc.	1,160	19,407
Healthcare Realty Trust, Inc.	875	25,629
Healthcare Trust of America, Inc. - Class A	1,025	27,183
Healthpeak Properties, Inc.	3,775	104,039
Highwoods Properties, Inc.	800	29,864
Host Hotels & Resorts, Inc.	4,834	52,159
Hudson Pacific Properties, Inc.	1,225	30,821
Industrial Logistics Properties Trust	175	3,596
Investors Real Estate Trust	180	12,688
Invitation Homes, Inc.	2,691	74,083
Iron Mountain, Inc.	1,372	35,809
JBG SMITH Properties	764	22,591
Jones Lang LaSalle, Inc.	295	30,521
Kennedy-Wilson Holdings, Inc.	925	14,079
Kilroy Realty Corp.	700	41,090
Kimco Realty Corp.	3,350	43,014
Kite Realty Group Trust	725	8,367
Lamar Advertising Co. - Class A	400	26,704
Lexington Realty Trust	1,125	11,869
Life Storage, Inc.	350	33,233
LTC Properties, Inc.	560	21,095
Mack-Cali Realty Corp.	725	11,085
Medical Properties Trust, Inc.	3,590	67,492
Mid-America Apartment Communities, Inc.	859	98,502
National Health Investors, Inc.	325	19,734
National Retail Properties, Inc.	900	31,932
National Storage Affiliates Trust	580	16,623
Newmark Group, Inc. - Class A	765	3,718
Office Properties, Income Trust	228	5,921
Omega Healthcare Investors, Inc.	1,749	51,998
Outfront Media, Inc.	1,066	15,105
Paramount Group, Inc.	1,800	13,878
Park Hotels & Resorts, Inc.	619	6,122
Pebblebrook Hotel Trust	1,188	16,228
Physicians Realty Trust	900	15,768
Piedmont Office Realty Trust, Inc. - Class A	1,275	21,178
PotlatchDeltic Corp.	298	11,333
Preferred Apartment Communities, Inc. - Class A	1,230	9,348
Prologis, Inc.	4,879	455,357
PS Business Parks, Inc.	200	26,480
Public Storage	1,049	201,293
QTS Realty Trust, Inc. - Class A	380	24,354
Rayonier, Inc.	826	20,477
Realty Income Corp.	2,040	121,380
Redfin Corp. (d)	930	38,976
Regency Centers Corp.	1,182	54,242
Retail Opportunity Investments Corp.	725	8,214
Retail Properties of America, Inc. - Class A	2,075	15,189
Retail Value, Inc.	149	1,842
Rexford Industrial Realty, Inc.	860	35,630
RPT Realty	1,000	6,960
Ryman Hospitality Properties, Inc.	525	18,165
Sabra Health Care REIT, Inc.	1,436	20,721
Safehold, Inc.	300	17,247
SBA Communications Corp.	720	214,502
Service Properties Trust	1,325	9,394
Simon Property Group, Inc.	2,193	149,957
SITE Centers Corp.	1,410	11,421
SL Green Realty Corp.	556	27,405
Spirit MTA REIT (b)(c)(d)	300	230
Spirit Realty Capital, Inc.	600	20,916
STAG Industrial, Inc.	1,140	33,425
STORE Capital Corp.	1,295	30,834
Summit Hotel Properties, Inc.	975	5,782
Sun Communities, Inc.	640	86,835
Tanger Factory Outlet Centers, Inc. (e)	775	5,526
Taubman Centers, Inc.	500	18,880
Tejon Ranch Co. (d)	50	720
Terreno Realty Corp.	615	32,374
The Howard Hughes Corp. (d)	321	16,676
The Macerich Co. (e)	844	7,571
The St Joe Co. (d)	500	9,710
UDR, Inc.	2,028	75,807
Uniti Group, Inc.	1,228	11,482
Universal Health Realty Income Trust	200	15,898
Urban Edge Properties	811	9,627
Urstadt Biddle Properties, Inc. - Class A	500	5,940
Ventas, Inc.	2,665	97,592
VEREIT, Inc.	6,175	39,705
Vornado Realty Trust	1,228	46,922
Washington Real Estate Investment Trust	450	9,990
Weingarten Realty Investors	1,050	19,877
Welltower, Inc.	2,820	145,935
Weyerhaeuser Co.	4,137	92,917
WP Carey, Inc.	1,210	81,857
Xenia Hotels & Resorts, Inc.	900	8,397
		7,023,840
Utilities - 3.0%
ALLETE, Inc.	425	23,209
Alliant Energy Corp.	1,375	65,780
Ameren Corp.	1,285	90,413
American Electric Power Co., Inc.	2,935	233,743
American States Water Co.	220	17,299
American Water Works Co., Inc.	1,190	153,105
Atmos Energy Corp.	760	75,681
Avangrid, Inc.	550	23,089
Avista Corp.	760	27,656
Black Hills Corp.	430	24,364
California Water Service Group	415	19,795
CenterPoint Energy, Inc.	2,660	49,662
CMS Energy Corp.	1,520	88,798
Consolidated Edison, Inc.	1,919	138,034
Dominion Energy, Inc.	5,137	417,022
DTE Energy Co.	1,023	109,972
Duke Energy Corp.	4,692	374,844
Edison International	2,001	108,674
El Paso Electric Co.	100	6,700
Entergy Corp.	1,120	105,067
Essential Utilities, Inc.	1,326	56,010
Evergy, Inc.	1,715	101,682
Eversource Energy	2,092	174,201
Exelon Corp.	6,381	231,566
FirstEnergy Corp.	3,530	136,893
Genie Energy Ltd. - Class B	1,386	10,201
Hawaiian Electric Industries, Inc.	800	28,848
IDACORP, Inc.	313	27,347
MDU Resources Group, Inc.	1,915	42,475
MGE Energy, Inc.	150	9,677
Middlesex Water Co.	190	12,764
National Fuel Gas Co.	530	22,223
New Jersey Resources Corp.	500	16,325
NextEra Energy, Inc.	3,063	735,641
NiSource, Inc.	2,140	48,664
Northwest Natural Holding Co.	300	16,737
NorthWestern Corp.	400	21,808
NRG Energy, Inc.	1,512	49,231
OGE Energy Corp.	1,175	35,673
ONE Gas, Inc.	287	22,113
Ormat Technologies, Inc.	175	11,111
Otter Tail Corp.	350	13,577
PG&E Corp. (d)	3,350	29,715
Pinnacle West Capital Corp.	716	52,476
PNM Resources, Inc.	870	33,443
Portland General Electric Co.	500	20,905
PPL Corp.	4,760	122,998
Public Service Enterprise Group, Inc.	3,150	154,854
Sempra Energy	1,607	188,389
SJW Group	180	11,180
South Jersey Industries, Inc.	430	10,746
Southwest Gas Holdings, Inc.	325	22,441
Spire, Inc.	350	22,999
TerraForm Power, Inc. - Class A	1,010	18,624
The AES Corp.	3,060	44,339
The Southern Co.	6,480	335,988
The York Water Co.	290	13,908
UGI Corp.	1,205	38,319
Vistra Energy Corp.	2,177	40,536
WEC Energy Group, Inc.	1,839	161,188
Xcel Energy, Inc.	2,880	180,000
		5,480,722
Total Common Stocks (Cost $54,439,162)		182,348,400

PREFERRED STOCK - 0.0% (f)
Industrials - 0.0% (f)
WESCO International, Inc.	106	2,815
Total Preferred Stock (Cost $2,818)		2,815

RIGHTS - 0.0% (f)
AMR Corp., Escrow (b)(c)(d)	3,275	–
T-Mobile US, Inc. (d)	3,698	621
Total Rights (Cost $363)		621

SHORT-TERM INVESTMENT - 2.1%
Money Market Fund - 2.1%
First American Government Obligations Fund - Class X, 0.090% (g)(h)	3,871,408	3,871,408
Total Short-Term Investment (Cost $3,871,408)		3,871,408

Total Investments at Value - 100.6% (Cost $58,313,751)		186,223,244
Liabilities in Excess of Other Assets - (0.6)%		(1,163,516)
Net Assets - 100.0%		$185,059,728

Percentages are stated as a percent of net assets.

REIT Real Estate Investment Trust

(a) More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(b) Illiquid security. The total value of such securities is $235 as of June 30, 2020, representing 0.0% of net assets.

(c) Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $235 as of June 30, 2020, representing 0.0% of net assets.

(d) Non-income producing security.

(e) This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $1,082,131 (Note 7).

(f) Represents less than 0.1%.

(g) Rate listed is the 7-day effective yield as of June 30, 2020.

(h) A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $1,100,581.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE INTERNATIONAL EQUITY FUND	June 30, 2020 (Unaudited)
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 96.6%
Argentina - 1.5%
MercadoLibre, Inc. (a)	4,268	$4,207,266

Australia - 3.8%
Alkane Resources Ltd. (a)(b)	64,203	54,565
Appen Ltd. (b)	1,127	26,759
Aristocrat Leisure Ltd. (b)	7,000	125,345
ASX Ltd. (b)	394	23,419
Aurizon Holdings Ltd. (b)	67,194	228,652
Austal Ltd. (b)	20,690	46,636
Beach Energy Ltd. (b)	47,128	50,348
BGP Holdings Ltd. (a)(c)(d)	4,007	–
BHP Group Ltd. (b)	28,082	699,181
BHP Group PLC (b)	19,512	399,274
Charter Hall Group (b)	38,577	261,338
Charter Hall Long Wale REIT (b)	32,476	96,881
Cochlear Ltd. (b)	1,988	261,002
Commonwealth Bank of Australia (b)	2,280	110,111
CSL Ltd. (b)	22,324	4,439,983
Data#3 Ltd. (b)	29,579	93,607
Dicker Data Ltd. (b)	15,230	73,489
GDI Property Group (b)	46,178	35,700
Goodman Group (b)	16,628	171,571
IGO Ltd. (b)	8,237	28,105
Iluka Resources Ltd. (b)	13,983	83,535
Ingenia Communities Group (b)	47,049	147,076
Insurance Australia Group Ltd. (b)	35,632	143,004
JB Hi-Fi Ltd. (b)	889	26,598
Kogan.com Ltd. (b)	5,751	59,036
Lendlease Group (b)	793	6,854
Macquarie Group Ltd. (b)	1,804	149,717
Magellan Financial Group Ltd. (b)	8,808	359,679
Medibank Pvt Ltd. (b)	82,367	170,767
National Australia Bank Ltd. (b)	6,436	81,559
National Storage REIT (b)	121,971	156,093
Perseus Mining Ltd. (a)(b)	63,807	59,045
Ramelius Resources Ltd. (b)	28,272	39,683
REA Group Ltd. (b)	2,071	156,056
Regis Resources Ltd. (b)	28,562	104,517
Rural Funds Group (b)	20,054	26,622
Sandfire Resources Ltd. (b)	14,859	52,729
Santos Ltd. (b)	22,756	84,574
Saracen Mineral Holdings Ltd. (a)(b)	30,523	116,251
Scentre Group (b)	11,625	17,648
Select Harvests Ltd. (b)	5,208	22,765
South32 Ltd. (b)	16,087	22,775
Technology One Ltd. (b)	21,296	130,509
Telstra Corp. Ltd. (b)	93,804	203,613
TPG Corp. Ltd. (a)(d)	19,006	116,733
Waypoint REIT (b)	131,954	238,313
Wesfarmers Ltd. (b)	5,046	156,891
Western Areas Ltd. (b)	58,919	108,342
Westpac Banking Corp. (b)	6,674	83,648
Whitehaven Coal Ltd. (b)	13,454	13,453
		10,364,051
Austria - 0.2%
ams AG (a)(b)	5,810	86,619
BAWAG Group AG (a)(b)(e)	2,834	98,062
CA Immobilien Anlagen AG (b)	2,871	95,990
EVN AG (b)	2,210	37,351
Rhi Magnesita NV (b)	1,476	45,047
Telekom Austria AG (a)(b)	7,481	51,677
Verbund AG (b)	22	988
Wienerberger AG (b)	6,311	137,951
		553,685
Belgium - 0.6%
Aedifica SA (b)	761	83,337
AGFA-Gevaert NV (a)(b)	12,418	51,906
Anheuser-Busch InBev SA/NV (b)	5,011	247,023
Befimmo SA (b)	1,557	69,817
Galapagos NV (a)(b)	339	66,911
Intervest Offices & Warehouses NV (b)	1,719	44,298
KBC Ancora (a)(b)	592	20,191
KBC Group NV (b)	13,746	789,721
Telenet Group Holding NV (b)	5,021	206,880
Warehouses De Pauw CVA (b)	1,877	51,567
		1,631,651
Bermuda - 0.0% (f)
DHT Holdings, Inc.	6,100	31,293

Brazil - 0.8%
AES Tiete Energia SA	9,800	28,149
Ambev SA	13,400	35,187
B3 SA - Brasil Bolsa Balcao	69,900	715,826
Banco do Brasil SA	3,000	17,791
Banco Santander Brasil SA	2,400	12,512
BB Seguridade Participacoes SA	46,100	233,717
BRF SA (a)	38,900	154,081
IRB Brasil Resseguros S/A	40,275	82,282
JBS SA	28,600	112,389
JSL SA	15,500	66,069
Lojas Renner SA	11,200	86,810
Minerva SA (a)	31,900	76,845
Multiplan Empreendimentos Imobiliarios SA	3,200	12,169
Qualicorp Consultoria e Corretora de Seguros SA	5,100	27,338
TOTVS SA	19,200	82,617
Vale SA	36,396	375,933
YDUQS Participacoes SA	5,700	35,616
		2,155,331
Britain - 7.8%
Admiral Group PLC (b)	6,873	194,910
AG Barr PLC (b)	6,465	36,180
Aggreko PLC (b)	9,857	54,208
Anglo Pacific Group PLC (b)	14,248	23,706
AstraZeneca PLC (b)	2,427	252,588
Aviva PLC (b)	243,414	825,019
Barclays PLC (b)	613,062	864,904
Barratt Developments PLC (b)	14,380	88,381
Bodycote PLC (b)	5,022	38,937
BP PLC (b)	21,744	83,302
Bunzl PLC (b)	2,777	74,487
Burberry Group PLC (b)	5,105	100,875
Centrica PLC (b)	80,836	38,409
Coats Group PLC (b)	82,910	57,707
Compass Group PLC (b)	17,831	245,326
Concentric AB (a)(b)	1,725	24,497
ConvaTec Group PLC (b)(e)	25,106	60,633
Cranswick PLC (b)	3,551	159,063
Diageo PLC (b)	3,775	125,471
Dialog Semiconductor PLC (a)(b)	1,864	85,200
Direct Line Insurance Group PLC (b)	87,825	294,481
Domino's Pizza Group PLC (b)	12,981	49,827
Dunelm Group PLC (b)	9,544	140,606
Ferguson PLC (b)	139	11,365
Fiat Chrysler Automobiles NV (a)(b)	2,820	28,533
Future PLC (b)	5,342	84,316
Games Workshop Group PLC (b)	1,794	178,261
Gamesys Group PLC (a)(b)	10,611	112,594
GlaxoSmithKline PLC (b)	24,927	503,516
Halfords Group PLC (b)	16,524	31,211
Hargreaves Lansdown PLC (b)	11,172	225,295
Howden Joinery Group PLC (b)	54,787	375,080
HSBC Holdings PLC (b)	231,472	1,075,783
IG Group Holdings PLC (b)	2,311	23,337
IMI PLC (b)	3,364	38,379
Impact Healthcare Reit PLC (b)	18,463	21,912
Informa PLC (b)	2,304	13,321
IntegraFin Holdings PLC (b)	10,381	58,859
InterContinental Hotels Group PLC (b)	3,953	174,505
J Sainsbury PLC (b)	646,753	1,673,764
John Wood Group PLC (b)	597,892	1,433,611
KAZ Minerals PLC (b)	7,187	44,278
Legal & General Group PLC (b)	4,943	13,476
Man Group PLC (b)	60,724	98,310
Moneysupermarket.com Group PLC (b)	30,111	120,787
Morgan Sindall Group PLC (b)	2,606	39,691
National Express Group PLC (b)	14,602	33,987
Next PLC (b)	1,201	72,714
Ninety One PLC (a)(b)	15,521	39,864
Nomad Foods Ltd. (a)	3,000	64,350
Pennon Group PLC (b)	3,003	41,585
Persimmon PLC (a)(b)	1,505	42,594
Pets at Home Group PLC (b)	11,125	32,913
Phoenix Group Holdings PLC (b)	17,813	142,342
Premier Foods PLC (a)(b)	99,231	85,547
QinetiQ Group PLC (b)	19,659	72,413
Redde Northgate PLC (b)	10,096	20,757
Redrow PLC (b)	10,217	54,488
RELX PLC (b)	4,419	102,281
Rio Tinto Ltd. (b)	1,588	108,736
Rio Tinto PLC (b)	794	44,683
Royal Bank of Scotland Group PLC (b)	623,865	936,571
Royal Mail PLC (b)	16,984	38,279
Safestore Holdings PLC (b)	13,658	123,107
Savills PLC (b)	8,078	82,387
Senior PLC (b)	24,513	21,178
Smith & Nephew PLC (b)	151,514	2,823,248
Softcat PLC (b)	9,712	131,356
Spirent Communications PLC (b)	34,191	102,295
St Modwen Properties PLC (b)	11,642	50,006
Stagecoach Group PLC (b)	36,007	26,673
Standard Chartered PLC (b)	191,566	1,038,437
Synthomer PLC (b)	13,152	45,331
Tate & Lyle PLC (b)	4,640	38,358
TechnipFMC PLC	134,124	917,408
Tesco PLC (b)	298,518	839,628
TP ICAP PLC (b)	26,129	113,482
Travis Perkins PLC (b)	103,597	1,444,344
Unilever NV (b)	3,933	209,698
Unilever PLC (b)	874	47,144
Vistry Group PLC (b)	12,917	113,780
Vodafone Group PLC (b)	644,197	1,024,115
Warehouse Reit PLC (b)	44,742	61,003
Warehouse Reit PLC (a)(b)(d)	14,914	–
		21,485,983
Canada - 7.2%
AirBoss of America Corp.	3,100	41,673
Alimentation Couche-Tard, Inc. - Class B	4,300	134,834
B2Gold Corp.	7,600	43,217
Bank of Montreal	700	37,258
BRP, Inc.	1,500	63,973
Canacol Energy Ltd.	15,200	42,994
Canadian National Railway Co.	2,800	247,722
Canadian Natural Resources Ltd.	1,400	24,286
Canadian Pacific Railway Ltd.	13,338	3,405,725
Canadian Solar, Inc. (a)	1,300	25,051
Canadian Western Bank	3,300	57,487
Cascades, Inc.	11,400	124,194
Centerra Gold, Inc.	3,600	40,174
CI Financial Corp.	23,900	304,031
Cogeco Communications, Inc.	3,400	244,957
Colliers International Group, Inc.	900	51,643
Cominar Real Estate Investment Trust	11,800	71,099
Constellation Software, Inc.	300	338,735
CT Real Estate Investment Trust	8,000	80,024
ECN Capital Corp.	9,300	26,442
Enbridge, Inc.	3,900	118,586
Enghouse Systems Ltd.	1,500	80,105
Equinox Gold Corp. (a)	2,500	27,954
Fairfax Financial Holdings Ltd.	900	278,055
goeasy Ltd.	1,400	56,388
Granite Real Estate Investment Trust	600	30,963
Home Capital Group, Inc. (a)	1,600	23,783
iA Financial Corp., Inc.	200	6,697
IGM Financial, Inc.	2,400	58,321
Intact Financial Corp.	100	9,518
Kirkland Lake Gold Ltd.	15,300	629,987
Lululemon Athletica, Inc. (a)	16,233	5,064,858
Magna International, Inc.	3,600	160,324
Manulife Financial Corp.	12,800	174,143
Martinrea International, Inc.	2,900	21,959
Morguard Real Estate Investment Trust	6,700	25,416
Mullen Group Ltd.	20,900	111,920
Northland Power, Inc.	11,100	277,827
Open Text Corp.	1,300	55,204
Parex Resources, Inc. (a)	9,900	119,302
Pembina Pipeline Corp.	1,400	35,000
Real Matters, Inc. (a)	6,600	128,733
Restaurant Brands International, Inc.	2,300	125,182
Ritchie Bros Auctioneers, Inc.	1,800	73,281
Roxgold, Inc. (a)	22,452	25,303
Royal Bank of Canada	900	61,063
SEMAFO, Inc. (a)	12,700	43,312
Shopify, Inc. - Class A (a)	6,112	5,801,510
Sprott, Inc.	2,330	83,736
Suncor Energy, Inc.	7,700	129,827
TFI International, Inc.	1,400	49,695
Thomson Reuters Corp.	3,000	203,830
Torex Gold Resources, Inc. (a)	5,600	88,232
Tourmaline Oil Corp.	4,100	35,848
Wesdome Gold Mines Ltd. (a)	16,700	144,292
Westshore Terminals Investment Corp.	8,200	100,930
		19,866,603
Chile - 0.0% (f)
Engie Energia Chile SA	55,060	73,668

China - 6.6%
AK Medical Holdings Ltd. (b)(e)	14,000	44,628
Alibaba Group Holding Ltd. - ADR (a)	7,832	1,689,362
A-Living Services Co. Ltd. - H Shares (b)(e)	8,750	44,469
Anhui Conch Cement Co. Ltd. - H Shares (b)	87,500	592,913
ANTA Sports Products Ltd. (b)	15,000	133,456
Aoyuan Healthy Life Group Co. Ltd. (b)	30,000	31,005
Baidu, Inc. - ADR (a)	9,002	1,079,250
Beijing Chunlizhengda Medical Instruments Co. Ltd. - H Shares (b)	7,000	47,693
Central China Real Estate Ltd. (b)	69,000	32,334
China Aoyuan Group Ltd. (b)	32,000	39,111
China Galaxy Securities Co. Ltd. - H Shares (b)	31,000	16,876
China Kepei Education Group Ltd. (b)	56,000	45,289
China Life Insurance Co. Ltd. - H Shares (b)	261,000	526,636
China Meidong Auto Holdings Ltd. (b)	16,000	39,464
China Merchants Bank Co. Ltd. - H Shares (b)	5,500	25,488
China New Higher Education Group Ltd. (b)(e)	62,000	41,322
China Oilfield Services Ltd. - H Shares (b)	132,000	120,291
China Pacific Insurance Group Co. Ltd. - H Shares (b)	20,400	54,829
China Tianrui Group Cement Co. Ltd. (a)(b)	55,000	56,802
China Yuhua Education Corp. Ltd. (b)(e)	24,000	19,820
CNOOC Ltd. (b)	66,000	74,074
Country Garden Services Holdings Co. Ltd. (b)	83,000	387,474
Hengan International Group Co. Ltd. (b)	5,000	39,356
Huami Corp. - ADR (a)	2,200	27,192
Industrial & Commercial Bank of China Ltd. - H Shares (b)	255,000	154,165
JD.com, Inc. - ADR (a)	19,794	1,191,203
JNBY Design Ltd. (b)	24,000	24,163
Kaisa Prosperity Holdings Ltd. (b)	15,346	63,568
Lenovo Group Ltd. (b)	2,773,000	1,547,173
Li Ning Co. Ltd. (b)	129,000	413,115
Logan Group Co. Ltd. (b)	68,000	121,490
Momo, Inc. - ADR	5,611	98,080
NetEase, Inc. - ADR	2,747	1,179,507
New China Life Insurance Co. Ltd. - H Shares (b)	53,100	179,070
New Oriental Education & Technology Group, Inc. - ADR (a)	1,124	146,379
S-Enjoy Service Group Co. Ltd. (b)	23,000	59,413
Shandong Weigao Group Medical Polymer Co. Ltd. - H Shares (b)	168,000	375,119
Sichuan Languang Justbon Services Group Co. Ltd. - H Shares (b)	15,300	98,471
Tencent Holdings Ltd. (b)	80,505	5,158,592
Tianli Education International Holdings Ltd. (b)	44,000	30,981
Times Neighborhood Holdings Ltd. (b)	28,000	38,284
Tingyi Cayman Islands Holding Corp. (b)	156,000	243,011
Trip.com Group Ltd. - ADR (a)	25,478	660,390
Tsingtao Brewery Co. Ltd. - H Shares (b)	26,000	194,042
Want Want China Holdings Ltd. (b)	358,000	271,940
West China Cement Ltd. (b)	124,000	22,729
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. - H Shares (b)(e)	58,000	119,043
Yihai International Holding Ltd. (b)	5,000	51,525
Yum China Holdings, Inc.	7,485	359,804
		18,010,391
Czech Republic - 0.3%
Avast PLC (b)(e)	7,662	50,078
CEZ AS (b)	36,217	775,488
		825,566
Denmark - 3.7%
AP Moller - Maersk A/S - Series B (b)	2,264	2,653,425
Bavarian Nordic A/S (a)(b)	786	21,545
Carlsberg A/S (b)	1,607	213,101
cBrain A/S (b)	1,922	26,520
Chemometec A/S (b)	1,386	66,205
Coloplast A/S - Class B (b)	838	130,617
D/S Norden A/S (b)	1,830	24,691
Danske Bank A/S (a)(b)	77,627	1,037,753
DSV PANALPINA A/S (b)	28,244	3,469,351
Genmab A/S (a)(b)	672	226,594
H+H International A/S - Class B (a)(b)	3,296	53,049
Jyske Bank A/S (a)(b)	769	22,628
NNIT A/S (b)(e)	2,062	36,452
Novo Nordisk A/S - Class B (b)	16,175	1,053,765
Pandora A/S (b)	2,796	152,702
Per Aarsleff Holding A/S (b)	3,338	120,292
Ringkjoebing Landbobank A/S (b)	1,628	115,338
Scandinavian Tobacco Group A/S (b)(e)	17,096	252,451
Tryg A/S (b)	58	1,685
Vestas Wind Systems A/S (b)	3,721	381,041
		10,059,205
Finland - 0.5%
Elisa Oyj (b)	541	32,921
Kemira Oyj (b)	12,150	156,859
Kone Oyj - Class B (b)	6,415	442,437
Metsa Board Oyj (b)	3,268	22,183
Neste Oyj (b)	2,145	84,247
Sampo Oyj - A Shares (b)	10,764	371,031
Terveystalo Oyj (a)(b)(e)	2,259	22,244
Tokmanni Group Corp. (b)	5,088	75,483
Uponor Oyj (b)	2,652	35,915
Valmet Oyj (b)	5,950	155,948
		1,399,268
France - 7.0%
AB Science SA (a)(b)	2,995	30,446
Amundi SA (a)(b)(e)	19,735	1,551,428
Bouygues SA (a)(b)	12,935	443,080
Bureau Veritas SA (a)(b)	16,144	342,404
Cie Generale des Etablissements Michelin SCA (b)	14,930	1,556,193
CNP Assurances (a)(b)	434	5,034
Coface SA (a)(b)	4,557	30,069
Constellium SE (a)	4,400	33,792
Dassault Systemes SE (b)	429	74,471
Eiffage SA (a)(b)	390	35,750
Elis SA (a)(b)	6,990	82,008
EssilorLuxottica SA (a)(b)	13,588	1,747,521
Gaztransport Et Technigaz SA (b)	2,351	180,410
Hermes International (b)	656	550,780
Ipsen SA (b)	311	26,382
La Francaise des Jeux SAEM (b)(e)	5,002	154,602
Legrand SA (b)	1,550	117,772
L'Oreal SA (a)(b)	2,265	731,018
LVMH Moet Hennessy Louis Vuitton SE (b)	9,423	4,160,190
Mersen SA (b)	1,998	47,939
Pernod Ricard SA (b)	12,019	1,892,580
Peugeot SA (a)(b)	1,432	23,483
Publicis Groupe SA (b)	29,517	958,856
Rexel SA (b)	221,457	2,538,140
Safran SA (a)(b)	2,519	253,388
Sartorius Stedim Biotech (b)	492	124,740
Schneider Electric SE (b)	7,964	885,885
SCOR SE (a)(b)	12,608	348,210
TOTAL SA (b)	3,773	145,480
Unibail-Rodamco-Westfield (b)	498	28,070
		19,100,121
Georgia - 0.0% (f)
Bank of Georgia Group PLC (a)(b)	6,665	88,873

Germany - 3.4%
Allianz SE (b)	2,811	574,404
Amadeus Fire AG (a)(b)	679	84,285
BASF SE (b)	32,960	1,851,332
Bayer AG (b)	1,393	103,254
bet-at-home.com AG (b)	724	31,415
Brenntag AG (b)	1,080	57,261
Cewe Stiftung & Co. KGAA (b)	401	44,342
CompuGroup Medical SE & Co. KgaA	1,054	82,951
Covestro AG (a)(b)(e)	48,187	1,835,350
CropEnergies AG (b)	3,234	32,545
Dermapharm Holding SE (b)	1,965	97,568
Deutsche Pfandbriefbank AG (a)(b)(e)	7,519	55,015
Deutsche Telekom AG (b)	9,026	151,449
Eckert & Ziegler Strahlen- und Medizintechnik AG (b)	161	26,964
Encavis AG (b)	4,196	61,135
Evotec SE (a)(b)	1,839	50,194
Freenet AG (b)	2,145	34,446
Gerresheimer AG (b)	490	45,283
Hannover Rueck SE (b)	1,434	247,829
HelloFresh SE (a)(b)	2,693	144,061
HOCHTIEF AG (b)	6	534
Hornbach Baumarkt AG (b)	944	30,433
Hornbach Holding AG & Co. KGaA (b)	1,792	148,573
Infineon Technologies AG (b)	6,888	161,400
Knorr-Bremse AG (b)	731	74,186
LPKF Laser & Electronics AG (b)	1,569	34,048
Merck KGaA (b)	270	31,441
MTU Aero Engines AG (a)(b)	71	12,361
Nemetschek SE (b)	1,877	128,972
ProSiebenSat.1 Media SE (a)(b)	2,918	34,871
SAP SE (b)	5,360	749,268
Siemens AG (b)	3,863	455,589
Sirius Real Estate Ltd. (b)	87,756	83,351
Symrise AG (b)	266	31,081
Varta AG (a)(b)	1,233	139,139
VERBIO Vereinigte BioEnergie AG (b)	2,573	26,938
Volkswagen AG (b)	9,748	1,573,882
		9,327,150
Greece - 0.0% (f)
FF Group (a)(c)	2,880	–
Hellenic Telecommunications Organization SA (b)	595	8,037
		8,037
Hong Kong - 2.5%
AIA Group Ltd. (b)	313,865	2,937,025
China Grand Pharmaceutical and Healthcare Holdings Ltd. (b)	28,000	19,758
China Merchants Land Ltd. (b)	324,000	50,133
China Mobile Ltd. (b)	46,500	313,971
China Overseas Property Holdings Ltd. (b)	85,000	90,615
China Resources Power Holdings Co. Ltd. (b)	1,204,504	1,420,824
China Taiping Insurance Holdings Co. Ltd. (b)	57,200	92,400
China Unicom Hong Kong Ltd. (b)	80,000	43,528
China Youzan Ltd. (a)(b)	264,000	43,931
Cowell e Holdings, Inc. (b)	125,000	44,967
Ever Sunshine Lifestyle Services Group Ltd. (b)	30,000	46,798
Galaxy Entertainment Group Ltd. (b)	70,000	480,182
Gemdale Properties & Investment Corp. Ltd. (b)	372,000	69,356
Hang Seng Bank Ltd. (b)	14,300	240,844
Henderson Land Development Co. Ltd. (b)	38,800	147,972
HKT Trust & HKT Ltd. (b)	23,000	33,752
Hong Kong Exchanges & Clearing Ltd. (b)	5,400	229,995
Johnson Electric Holdings Ltd. (b)	46,000	81,812
NetDragon Websoft Holdings Ltd. (b)	13,000	36,659
PAX Global Technology Ltd. (b)	59,000	25,845
Perfect Shape Medical Ltd. (b)	108,000	38,817
SITC International Holdings Co. Ltd. (b)	100,000	107,074
Stella International Holdings Ltd. (b)	22,000	22,563
Vinda International Holdings Ltd. (b)	37,000	132,915
Xinyi Glass Holdings Ltd. (b)	106,000	130,817
		6,882,553
Hungary - 0.0% (f)
Magyar Telekom Telecommunications PLC (b)	23,786	28,893
OTP Bank Nyrt (a)(b)	468	16,453
		45,346
India - 1.1%
Alembic Pharmaceuticals Ltd. (b)	6,514	78,646
Alkem Laboratories Ltd. (b)	3,144	98,709
Castrol India Ltd. (b)	17,805	29,647
Century Textiles & Industries Ltd. (b)	7,515	29,474
Godfrey Phillips India Ltd. (b)	1,804	24,405
Gujarat Gas Ltd. (b)	22,056	93,240
HDFC Bank Ltd. - ADR	44,712	2,032,607
HeidelbergCement India Ltd. (b)	11,212	26,403
ICICI Securities Ltd. (b)(e)	10,422	64,865
KEI Industries Ltd. (b)	6,685	30,934
Mahanagar Gas Ltd. (b)	10,017	140,087
Manappuram Finance Ltd. (b)	24,990	50,274
Muthoot Finance Ltd. (b)	7,225	104,035
Polycab India Ltd. (b)	3,196	33,531
Tube Investments of India Ltd. (b)	5,341	31,461
WNS Holdings Ltd. - ADR (a)	2,300	126,454
		2,994,772
Indonesia - 0.1%
Indocement Tunggal Prakarsa Tbk PT (b)	11,600	9,629
Puradelta Lestari Tbk PT (b)	2,336,200	28,302
Unilever Indonesia Tbk PT (b)	482,900	267,973
		305,904
Ireland - 3.6%
Accenture PLC - Class A	16,702	3,586,253
Experian PLC (b)	133,804	4,696,352
ICON PLC (a)	8,291	1,396,702
UDG Healthcare PLC (b)	8,577	76,233
		9,755,540
Isle Of Man - 0.0% (f)
Playtech PLC (b)	6,585	23,008

Israel - 0.2%
Ashtrom Group Ltd. (b)	1,968	20,889
Elco Ltd. (b)	1,162	38,432
Electra Consumer Products 1970 Ltd. (b)	4,657	108,306
Fox Wizel Ltd. (b)	1,552	57,205
Matrix IT Ltd. (b)	6,550	139,970
Nice Ltd. (a)(b)	549	103,488
Plus500 Ltd. (b)	9,334	152,244
Teva Pharmaceutical Industries Ltd. - ADR (a)	4,946	60,984
		681,518
Italy - 2.0%
Anima Holding SpA (b)(e)	13,711	59,222
ASTM SpA (b)	1,301	29,787
Azimut Holding SpA (b)	4,205	72,173
Banca Farmafactoring SpA (a)(b)(e)	5,182	29,526
Banca Generali SpA (b)	7,240	217,696
Banca Monte dei Paschi di Siena SpA (a)(b)	21,641	38,565
Banca Sistema SpA (b)(e)	35,596	58,489
Buzzi Unicem SpA (b)	2,546	55,013
Enel SpA (b)	152,170	1,316,028
Ferrari NV (b)	12,715	2,178,011
Fiera Milano SpA (b)	12,418	42,395
FinecoBank Banca Fineco SpA (a)(b)	157	2,125
Intesa Sanpaolo SpA (a)(b)	65,209	125,311
Moncler SpA (a)(b)	2,972	114,283
Reply SpA (b)	397	32,216
SAES Getters SpA (b)	1,394	37,627
Saipem SpA (b)	8,865	22,243
Snam SpA (b)	33,957	165,545
Telecom Italia SpA (b)	143,286	56,503
UniCredit SpA (a)(b)	71,230	657,394
Unione di Banche Italiane SpA (a)(b)	20,922	68,675
Zignago Vetro SpA (b)	1,921	28,751
		5,407,578
Japan - 13.6%
ABC-Mart, Inc. (b)	900	52,797
Advantest Corp. (b)	2,600	148,383
Alfresa Holdings Corp. (b)	1,900	39,827
Amada Co. Ltd. (b)	800	6,550
Aozora Bank Ltd. (b)	9,900	172,628
Arcland Sakamoto Co. Ltd. (b)	2,200	38,571
Astellas Pharma, Inc. (b)	18,900	315,622
Bunka Shutter Co. Ltd. (b)	6,500	45,016
Calbee, Inc. (b)	200	5,528
Carta Holdings, Inc. (b)	3,800	48,276
Casio Computer Co. Ltd. (b)	4,200	73,272
Cawachi Ltd. (b)	1,300	33,577
Central Japan Railway Co. (b)	600	92,795
Chugai Pharmaceutical Co. Ltd. (b)	9,000	481,860
Credit Saison Co. Ltd. (b)	10,900	125,242
CTI Engineering Co. Ltd. (b)	2,600	41,267
Cybernet Systems Co. Ltd. (b)	4,400	27,407
Daiichi Jitsugyo Co. Ltd. (b)	1,000	33,945
Daiichi Sankyo Co. Ltd. (b)	500	40,896
Daikin Industries Ltd. (b)	3,000	485,400
Daito Pharmaceutical Co. Ltd. (b)	2,000	74,126
Daito Trust Construction Co. Ltd. (b)	1,500	138,242
Dip Corp. (b)	2,200	44,689
DKK Co. Ltd. (b)	1,800	43,536
Electric Power Development Co. Ltd. (b)	2,700	51,182
ENEOS Holdings, Inc. (b)	303,300	1,081,133
ES-Con Japan Ltd. (b)	4,200	31,985
euglena Co. Ltd. (a)(b)	3,600	26,086
FamilyMart Co. Ltd. (b)	17,200	295,288
Fast Retailing Co. Ltd. (b)	700	402,340
FJ Next Co. Ltd. (b)	4,800	38,275
Foster Electric Co. Ltd. (b)	2,900	28,385
Fujimi, Inc. (b)	1,600	49,378
Fukuoka Financial Group, Inc. (b)	44,800	708,329
Furukawa Co. Ltd. (b)	2,300	23,445
Future Corp. (b)	1,600	25,613
Godo Steel Ltd. (b)	4,900	83,545
Goldcrest Co. Ltd. (b)	6,000	82,347
Hankyu Hanshin REIT, Inc. (b)	21	24,229
Hikari Tsushin, Inc. (b)	800	182,919
HIS Co. Ltd. (b)	3,500	52,168
Hitachi Metals Ltd. (b)	128,300	1,537,783
Hokkaido Electric Power Co., Inc. (b)	17,300	66,352
Hokuetsu Corp. (b)	19,300	68,334
Hokuto Corp. (b)	1,000	18,821
Honda Motor Co. Ltd. (b)	74,600	1,909,288
Honeys Holdings Co. Ltd. (b)	8,700	92,537
Hoshizaki Corp. (b)	3,800	325,701
Hosiden Corp. (b)	10,300	90,579
Hoya Corp. (b)	1,700	162,790
IDEA Consultants, Inc. (b)	3,300	58,563
Iida Group Holdings Co. Ltd. (b)	60,700	932,859
Iino Kaiun Kaisha Ltd. (b)	11,300	35,729
Inabata & Co. Ltd. (b)	5,500	66,664
Ines Corp. (b)	8,500	107,649
Inpex Corp. (b)	145,100	906,042
Internet Initiative Japan, Inc. (b)	1,100	37,637
Itochu Techno-Solutions Corp. (b)	1,600	60,171
Iwasaki Electric Co. Ltd. (b)	2,700	48,641
Jaccs Co. Ltd. (b)	3,600	58,968
Japan Petroleum Exploration Co. Ltd. (b)	2,400	40,597
Japan Retail Fund Investment Corp. (b)	42	52,533
Japan Securities Finance Co. Ltd. (b)	7,800	37,066
JGC Holdings Corp. (b)	17,500	184,536
JMS Co. Ltd. (b)	6,500	48,710
Joyful Honda Co. Ltd. (b)	3,900	51,474
Kakaku.com, Inc. (b)	1,900	48,401
Kaken Pharmaceutical Co. Ltd. (b)	2,000	102,422
Kanamic Network Co. Ltd. (b)	3,700	32,283
Kandenko Co. Ltd. (b)	24,600	209,094
Kanto Denka Kogyo Co. Ltd. (b)	5,000	39,794
KAWADA TECHNOLOGIES, Inc. (b)	500	22,534
Kawasumi Laboratories, Inc. (b)	3,600	28,984
Kenedix Retail REIT Corp. (b)	81	151,657
Kewpie Corp. (b)	1,200	22,613
Key Coffee, Inc. (b)	2,800	59,419
Keyence Corp. (b)	6,980	2,925,050
KFC Holdings Japan Ltd. (b)	5,100	141,767
Koei Chemical Co. Ltd. (b)	1,900	57,017
Komatsu Ltd. (b)	79,000	1,617,962
KOMEDA Holdings Co. Ltd. (b)	1,900	32,243
Komeri Co. Ltd. (b)	1,700	43,601
Kureha Corp. (b)	3,700	162,678
Lawson, Inc. (b)	1,500	75,451
Life Corp. (b)	1,600	51,419
Maruzen Showa Unyu Co. Ltd. (b)	800	24,887
McDonald's Holdings Co. Japan Ltd. (b)	5,700	308,071
Mimasu Semiconductor Industry Co. Ltd. (b)	5,500	119,011
Mirai Corp. (b)	338	119,336
Mitsubishi Logistics Corp. (b)	1,400	36,133
Mitsubishi Research Institute, Inc. (b)	1,300	52,012
Mitsubishi UFJ Financial Group, Inc. (b)	15,300	60,214
Mitsui & Co. Ltd. (b)	35,600	527,472
Mitsui Sugar Co. Ltd. (b)	1,500	27,530
Mitsui-Soko Holdings Co. Ltd. (b)	5,700	79,051
MonotaRO Co. Ltd. (b)	5,700	229,017
MS&AD Insurance Group Holdings, Inc. (b)	11,600	319,449
Nasu Denki Tekko Co. Ltd. (b)	400	26,603
Nichiban Co. Ltd. (b)	2,300	31,180
Nihon Chouzai Co. Ltd. (b)	2,000	29,581
Nikkon Holdings Co. Ltd. (b)	4,200	83,502
Nintendo Co. Ltd. (b)	1,300	581,189
Nippon Pillar Packing Co. Ltd. (b)	1,900	24,459
Nippon Sheet Glass Co. Ltd. (a)(b)	9,500	33,173
Nippon Systemware Co. Ltd. (b)	2,000	39,394
Nishi-Nippon Financial Holdings, Inc. (b)	3,000	20,276
Nishio Rent All Co. Ltd. (b)	1,700	35,130
Nissan Chemical Corp. (b)	2,400	123,477
Nittetsu Mining Co. Ltd. (b)	800	32,641
Nitto Denko Corp. (b)	11,500	651,937
Nittoc Construction Co. Ltd. (b)	4,900	34,288
Nohmi Bosai Ltd. (b)	2,800	54,405
Nomura Real Estate Holdings, Inc. (b)	3,000	55,852
Nomura Research Institute Ltd. (b)	7,001	191,216
North Pacific Bank Ltd. (b)	29,300	56,644
NS United Kaiun Kaisha Ltd. (b)	2,500	34,589
NTT DOCOMO, Inc. (b)	5,900	156,633
Obic Co. Ltd. (b)	3,200	563,965
Olympus Corp. (b)	14,500	279,161
Ono Pharmaceutical Co. Ltd. (b)	600	17,512
Open House Co. Ltd. (b)	2,000	68,584
Organo Corp. (b)	2,000	108,202
Osaka Soda Co. Ltd. (b)	1,000	22,123
OSJB Holdings Corp. (b)	43,800	94,124
Otsuka Corp. (b)	8,800	464,778
Otsuka Holdings Co. Ltd. (b)	6,400	278,924
Oyo Corp. (b)	3,700	48,360
Panasonic Corp. (b)	193,541	1,697,170
PCA Corp. (b)	800	33,396
Persol Holdings Co. Ltd. (b)	11,800	162,685
Prima Meat Packers Ltd. (b)	3,300	88,627
PS Mitsubishi Construction Co. Ltd. (b)	12,600	61,245
Raysum Co. Ltd. (b)	2,600	22,936
Recruit Holdings Co. Ltd. (b)	6,300	216,658
Relia, Inc. (b)	14,700	136,905
Rengo Co. Ltd. (b)	11,700	95,376
Resona Holdings, Inc. (b)	162,800	557,084
Restar Holdings Corp. (b)	4,700	91,462
Rohto Pharmaceutical Co. Ltd. (b)	1,700	54,001
Roland DG Corp. (b)	2,500	28,742
Ryoyo Electro Corp. (b)	1,900	51,522
Sanki Engineering Co. Ltd. (b)	7,700	88,266
Sankyu, Inc. (b)	1,500	56,536
Sawai Pharmaceutical Co. Ltd. (b)	1,400	71,957
SEC Carbon Ltd. (b)	600	37,141
Secom Co. Ltd. (b)	700	61,420
Seikoh Giken Co. Ltd. (b)	1,300	25,223
Sekisui Kasei Co. Ltd. (b)	7,300	39,269
Seven & i Holdings Co. Ltd. (b)	1,100	35,985
Shimano, Inc. (b)	3,800	730,697
Shinko Shoji Co. Ltd. (b)	2,400	18,695
Shionogi & Co. Ltd. (b)	8,400	526,960
Shofu, Inc. (b)	1,800	25,126
Showa Sangyo Co. Ltd. (b)	1,400	42,896
SKY Perfect JSAT Holdings, Inc. (b)	22,900	85,126
Softbank Corp. (b)	17,900	228,158
SoftBank Group Corp. (b)	12,600	635,389
Softcreate Holdings Corp. (b)	1,500	31,423
Sojitz Corp. (b)	16,400	35,845
Sony Financial Holdings, Inc. (b)	4,600	111,067
Studio Alice Co. Ltd. (b)	1,700	24,840
Subaru Enterprise Co. Ltd. (b)	500	38,440
SUMCO Corp. (b)	2,700	41,510
Sumitomo Forestry Co. Ltd. (b)	7,200	90,584
Sumitomo Mitsui Financial Group, Inc. (b)	48,300	1,363,113
Sumitomo Mitsui Trust Holdings, Inc. (b)	500	14,090
Sumitomo Riko Co. Ltd. (b)	4,900	28,456
Sundrug Co. Ltd. (b)	500	16,548
Suruga Bank Ltd. (b)	6,900	24,253
Suzuken Co. Ltd. (b)	1,100	41,096
Suzuki Motor Corp. (b)	23,100	788,775
SWCC Showa Holdings Co. Ltd. (b)	1,800	19,252
Sysmex Corp. (b)	200	15,352
T&D Holdings, Inc. (b)	35,300	303,199
Takara Leben Co. Ltd. (b)	22,000	73,769
Takara Leben Real Estate Investment Corp. (b)	186	154,308
Takara Standard Co. Ltd. (b)	3,000	42,550
Takashimaya Co. Ltd. (b)	19,100	159,934
Tama Home Co. Ltd. (b)	3,800	43,450
Tamron Co. Ltd. (b)	5,500	95,138
Tekken Corp. (b)	2,200	42,237
The 77 Bank Ltd. (b)	11,900	177,473
The Juroku Bank Ltd. (b)	3,000	54,673
The Musashino Bank Ltd. (b)	1,700	24,371
The Nisshin Oillio Group Ltd. (b)	3,400	106,405
TIS, Inc. (b)	2,100	44,462
TKC Corp. (b)	700	37,111
Tokyo Electron Device Ltd. (b)	3,400	113,399
Tokyo Electron Ltd. (b)	2,300	567,511
Tokyo Seimitsu Co. Ltd. (b)	700	22,454
Tokyotokeiba Co. Ltd. (b)	2,600	86,646
Tokyu Construction Co. Ltd. (b)	31,200	162,096
Tomen Devices Corp. (b)	900	31,006
TOMONY Holdings, Inc. (b)	16,600	53,389
Topre Corp. (b)	7,900	88,553
Torii Pharmaceutical Co. Ltd. (b)	3,800	109,200
Tosei Corp. (b)	10,600	112,129
Towa Pharmaceutical Co. Ltd. (b)	1,700	31,487
Transaction Co. Ltd. (b)	5,100	51,309
Trend Micro, Inc. (b)	1,700	95,004
Tsuruha Holdings, Inc. (b)	400	55,245
TV Asahi Holdings Corp. (b)	8,600	125,298
UNITED, Inc. (b)	3,200	34,381
USS Co. Ltd. (b)	5,300	84,961
Valqua Ltd. (b)	1,700	30,569
Vital KSK Holdings, Inc. (b)	4,300	41,281
Wakita & Co. Ltd. (b)	7,400	63,730
Warabeya Nichiyo Holdings Co. Ltd. (b)	5,100	80,378
Welcia Holdings Co. Ltd. (b)	2,000	161,574
Will Group, Inc. (b)	8,600	54,568
World Holdings Co. Ltd. (b)	1,300	20,671
Yamaha Corp. (b)	900	42,449
Yokogawa Bridge Holdings Corp. (b)	1,900	39,536
Yokohama Reito Co. Ltd. (b)	6,700	55,539
		37,229,337
Jersey - 0.0% (f)
Centamin PLC (b)	28,110	64,166

Luxembourg - 0.0% (f)
Aroundtown SA (a)(b)	6,527	37,411

Macau - 0.0% (f)
Sands China Ltd. (b)	16,000	63,028

Malaysia - 0.2%
Carlsberg Brewery Malaysia Bhd (b)	1,100	6,396
Frontken Corp. Bhd (b)	109,900	66,031
Hartalega Holdings Bhd (b)	105,700	322,417
Heineken Malaysia Bhd (b)	7,900	41,793
Kossan Rubber Industries (b)	31,000	61,944
MMC Corp. Bhd (b)	226,100	38,896
My EG Services Bhd (b)	100,800	33,696
Pentamaster Corp. Bhd (a)(b)	25,400	30,841
		602,014
Mexico - 0.8%
America Movil SAB de CV - Series L	187,600	120,553
Gentera SAB de CV	89,100	43,301
Gruma SAB de CV - Class B	865	9,376
Grupo Aeroportuario del Centro Norte SAB de CV (a)	16,700	77,620
Grupo Cementos de Chihuahua SAB de CV	13,500	57,144
Kimberly-Clark de Mexico SAB de CV - Class A	130,000	202,654
Qualitas Controladora SAB de CV	43,300	170,303
Wal-Mart de Mexico SAB de CV	625,231	1,495,310
		2,176,261
Monaco - 0.0% (f)
Endeavour Mining Corp. (a)	3,600	87,110

Netherlands - 2.9%
Aegon NV (b)	4,655	13,760
Alfen Beheer BV (a)(b)(e)	2,394	96,615
Argenx SE (a)(b)	272	61,225
ASM International NV (b)	1,648	253,703
ASML Holding NV (b)	2,308	844,293
ASML Holding NV - ADR	8,709	3,205,173
ASR Nederland NV (b)	3,262	100,363
Euronext NV (b)(e)	1,944	195,671
Flow Traders (b)(e)	2,242	80,218
ING Groep NV (b)	206,916	1,442,386
Intertrust NV (b)(e)	2,069	35,279
Koninklijke Ahold Delhaize NV (b)	16,550	451,053
Koninklijke DSM NV (b)	612	84,956
Koninklijke KPN NV (b)	57,963	154,176
Koninklijke Philips NV (a)(b)	9,036	422,141
NN Group NV (b)	1,336	44,900
Ordina NV (a)(b)	29,974	61,566
Pharming Group NV (a)(b)	34,533	45,337
Randstad NV (b)	745	33,313
Royal Dutch Shell PLC - A Shares (b)	18,877	309,003
Wolters Kluwer NV (b)	1,952	152,576
		8,087,707
New Zealand - 0.1%
Fisher & Paykel Healthcare Corp. Ltd. (b)	4,061	93,552
Meridian Energy Ltd. (b)	62,513	194,872
Precinct Properties New Zealand Ltd. (b)	20,557	20,943
Pushpay Holdings Ltd. (a)(b)	16,780	95,822
		405,189
Norway - 0.3%
ArcticZymes Technologies ASA (a)(b)	7,230	21,804
Atea ASA (b)	2,637	25,522
DNB ASA (b)	9,784	130,592
Europris ASA (b)(e)	19,452	94,300
Fjordkraft Holding ASA (b)(e)	14,268	117,219
Hunter Group ASA (a)(b)	64,919	21,096
Norwegian Finans Holding ASA (a)(b)	13,496	93,158
Salmar ASA (a)(b)	2,537	121,536
Selvaag Bolig ASA (b)	6,332	37,586
SpareBank 1 Nord Norge (b)	8,492	55,112
Telenor ASA (b)	10,113	147,659
		865,584
Peru - 0.0% (f)
Southern Copper Corp.	2,699	107,339

Philippines - 0.1%
Altus Property Ventures, Inc. (a)(d)	1,826	1,524
First Gen Corp. (b)	78,100	38,553
Manila Electric Co. (b)	18,020	97,259
Robinsons Land Corp. (b)	51,200	18,072
		155,408
Poland - 0.1%
Budimex SA (b)	941	50,986
Enea SA (a)(b)	24,535	44,698
mBank SA (a)(b)	961	56,191
PLAY Communications SA (b)(e)	10,911	84,256
PlayWay SA (b)	330	39,792
Powszechna Kasa Oszczednosci Bank Polski SA (b)	3,588	20,894
		296,817
Portugal - 0.0% (f)
Banco Comercial Portugues SA (a)(b)	292,049	35,084
Galp Energia SGPS SA (b)	1,594	18,490
		53,574
Russia - 1.0%
Detsky Mir PJSC (a)(b)	18,303	25,841
ENEL RUSSIA PJSC (a)(b)	2,950,847	41,412
MMC Norilsk Nickel PJSC (b)	3,223	849,631
Novolipetsk Steel PJSC (b)	14,380	28,530
OGK-2 PJSC (a)(b)	11,289,000	124,969
Petropavlovsk PLC (a)(b)	308,274	95,501
Rosneft Oil Co PJSC - GDR (b)	198,249	996,343
Rostelecom PJSC (a)(b)	106,154	130,654
Severstal PAO (b)	9,117	110,990
Tatneft PJSC (b)	19,759	154,531
TGC-1 PJSC (a)(b)	336,572,723	61,593
		2,619,995
Singapore - 1.2%
AEM Holdings Ltd. (b)	19,800	45,074
AIMS APAC REIT (b)	68,000	60,014
Ascendas India Trust (b)	22,900	22,206
Ascott Residence Trust (b)	-	-
BW LPG Ltd. (b)(e)	6,743	21,232
CSE Global Ltd. (b)	100,400	28,987
DBS Group Holdings Ltd. (b)	66,700	1,003,624
First Real Estate Investment Trust (b)	162,200	81,403
Frencken Group Ltd. (b)	93,500	59,590
Keppel DC REIT (b)	47,700	87,354
Sheng Siong Group Ltd. (b)	178,400	211,990
Singapore Exchange Ltd. (b)	23,100	139,008
UOL Group Ltd. (b)	36,500	179,460
Wilmar International Ltd. (b)	436,000	1,289,588
Yanlord Land Group Ltd. (b)	84,300	71,338
		3,300,868
South Africa - 0.3%
African Rainbow Minerals Ltd. (b)	9,428	92,311
Anglo American Platinum Ltd. (b)	466	33,914
Capitec Bank Holdings Ltd. (b)	119	5,914
Investec PLC (b)	25,237	50,640
Kumba Iron Ore Ltd. (b)	5,152	137,769
Mr Price Group Ltd. (b)	2,579	21,326
MTN Group Ltd. (b)	46,321	141,864
Ninety One Ltd. (a)(b)	29,764	75,369
Rand Merchant Investment Holdings Ltd. (b)	40,283	67,827
Super Group Ltd. (a)(b)	27,532	25,413
Vodacom Group Ltd. (b)	10,030	71,169
		723,516
South Korea - 2.4%
AfreecaTV Co. Ltd. (b)	495	26,254
Ahnlab, Inc. (b)	517	21,654
BGF retail Co. Ltd. (b)	654	75,810
BNK Financial Group, Inc. (b)	10,061	42,261
Celltrion, Inc. (a)(b)	46	11,773
Classys, Inc. (b)	2,601	30,793
Coway Co. Ltd. (b)	235	14,207
Creative & Innovative System (a)(b)	17,155	72,002
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)(b)	3,061	69,741
Dawonsys Co. Ltd. (b)	2,809	38,528
DB HiTek Co. Ltd. (b)	2,524	61,185
Dohwa Engineering Co. Ltd. (b)	3,228	21,363
DongKook Pharmaceutical Co. Ltd. (b)	1,812	182,870
Doosan Bobcat, Inc. (b)	2,058	45,775
DoubleUGames Co. Ltd. (b)	1,080	72,021
ENF Technology Co. Ltd. (b)	1,077	31,791
Haimarrow Food Service Co. Ltd. (b)	18,777	40,004
Han Kuk Carbon Co. Ltd. (b)	4,649	29,381
Hana Financial Group, Inc. (b)	23,125	525,917
Handsome Co. Ltd. (b)	2,179	63,897
Hansol Chemical Co. Ltd. (b)	1,065	113,616
Helixmith Co. Ltd. (a)(b)	435	22,297
HS Industries Co. Ltd. (b)	7,622	44,186
InnoWireless, Inc. (b)	784	32,787
Kakao Corp. (b)	354	79,438
KEPCO Plant Service & Engineering Co. Ltd. (b)	1,176	28,563
Kolmar BNH Co. Ltd. (b)	2,668	90,060
Korea Zinc Co. Ltd. (b)	196	54,918
Korean Reinsurance Co. (b)	13,620	83,762
Maeil Dairies Co. Ltd. (b)	397	26,279
NCSoft Corp. (b)	233	173,335
NHN KCP Corp. (b)	1,668	68,856
Pearl Abyss Corp. (a)(b)	86	15,647
POSCO (b)	13,911	2,026,229
Samsung Card Co. Ltd. (b)	351	8,022
Samsung Electronics Co. Ltd. (b)	17,429	771,541
Samsung Engineering Co. Ltd. (a)(b)	13,033	134,322
Samsung SDS Co. Ltd. (b)	478	67,612
Samyang Foods Co. Ltd. (b)	413	43,359
SaraminHR Co. Ltd. (b)	3,621	69,902
Shinhan Financial Group Co. Ltd. (b)	36,160	873,850
Soulbrain Holdings Co. Ltd. (b)	554	44,266
Suprema, Inc. (a)(b)	2,616	70,157
Tokai Carbon Korea Co. Ltd. (b)	766	55,780
Unid Co. Ltd. (b)	1,721	60,394
Vieworks Co. Ltd. (b)	1,651	45,745
Vitzrocell Co. Ltd. (b)	5,564	76,616
		6,658,766
Spain - 1.2%
Amadeus IT Group SA (b)	26,004	1,365,260
Banco Santander SA (a)(b)	12,661	30,974
Bankia SA (b)	652,013	697,081
CIE Automotive SA (b)	7,843	138,076
Endesa SA (b)	1,559	38,673
Faes Farma SA (b)	18,439	75,179
Grifols SA (b)	52	1,581
Grupo Catalana Occidente SA (b)	2,328	53,909
Grupo Empresarial San Jose SA (a)(b)	5,561	29,742
Iberdrola SA (b)	15,387	179,638
Industria de Diseno Textil SA (b)	10,222	271,224
Masmovil Ibercom SA (a)(b)	3,717	95,242
Pharma Mar SA (b)	2,748	23,739
Red Electrica Corp. SA (b)	5,275	98,692
Sacyr SA (b)	16,003	33,340
Viscofan SA (b)	1,729	113,025
		3,245,375
Sweden - 2.8%
Arise AB (a)(b)	6,641	26,502
Atlas Copco AB - A Shares (b)	66,280	2,822,563
Atlas Copco AB - B Shares (b)	1,887	70,117
Axfood AB (b)	10,185	222,665
Betsson AB (a)	7,008	2,159
Betsson AB (b)	7,008	48,858
Bilia AB - A Shares (a)(b)	4,098	33,206
Biotage AB (a)(b)	2,218	33,211
Boliden AB (b)	1,327	30,437
Dios Fastigheter AB (b)	3,270	21,904
Epiroc AB - Class A (b)	1,678	21,026
Fortnox AB	5,844	159,926
Getinge AB - B Shares (b)	6,203	115,589
Hennes & Mauritz AB - B Shares (b)	28,757	419,746
Hexagon AB - B Shares (a)(b)	6,272	368,327
Husqvarna AB - B Shares (b)	6,433	52,944
ICA Gruppen AB (b)	3,749	178,207
Indutrade AB (a)(b)	3,163	125,451
Instalco AB (b)	5,814	89,925
Intrum AB (b)	2,154	39,652
Investor AB - B Shares (b)	2,571	136,386
Inwido AB (a)(b)	19,809	138,217
LeoVegas AB (b)(e)	12,386	55,630
Loomis AB (a)	3,073	73,410
Lundin Energy AB (b)	5,676	138,526
MIPS AB (b)	1,259	43,658
Mycronic AB (b)	1,877	35,586
NCC AB - B Shares (b)	2,468	40,120
NetEnt AB (b)	6,082	46,834
Nobina AB (a)(b)(e)	22,870	137,055
Nolato AB - B Shares (a)(b)	1,073	72,559
Nyfosa AB (a)(b)	8,572	58,832
Orexo AB (a)(b)	5,668	45,210
Paradox Interactive AB (b)	3,874	83,821
Pricer AB - B Shares (b)	30,907	81,639
Recipharm AB - B Shares (a)(b)	1,854	22,996
Sandvik AB (a)(b)	32,106	604,420
Stillfront Group AB (a)(b)	1,039	93,404
Swedish Match AB (b)	4,305	303,742
Swedish Orphan Biovitrum AB (a)(b)	7,160	166,016
Telefonaktiebolaget LM Ericsson - B Shares (b)	42,452	393,511
Tethys Oil AB (b)	11,282	55,422
Vitrolife AB (a)(b)	1,816	40,575
Volvo AB - B Shares (a)(b)	3,016	47,456
		7,797,440
Switzerland - 7.3%
ABB Ltd. (b)	18,186	412,512
Adecco Group AG (b)	748	35,257
Alcon, Inc. (a)(b)	46,230	2,656,340
Allreal Holding AG (b)	288	57,093
ALSO Holding AG (b)	133	32,671
Bachem Holding AG (b)	300	79,228
Belimo Holding AG (b)	15	111,011
Coca-Cola HBC AG (b)	1,469	36,774
Credit Suisse Group AG (b)	58,744	611,224
dormakaba Holding AG (b)	94	51,334
EMS-Chemie Holding AG (b)	571	443,612
Galenica AG (b)(e)	2,145	153,786
Geberit AG (b)	1,241	622,654
Gurit Holding AG (b)	59	86,423
Landis+Gyr Group AG (a)(b)	501	32,455
LEM Holding SA (b)	25	37,015
Lonza Group AG (b)	313	165,795
Nestle SA (b)	38,901	4,312,978
Novartis AG (b)	8,635	752,290
Partners Group Holding AG (b)	721	656,609
Roche Holding AG (b)	10,183	3,527,896
SGS SA (b)	100	244,965
SIG Combibloc Group AG (b)	9,110	148,235
Sika AG (b)	12,440	2,398,089
Sonova Holding AG (b)	845	169,067
STMicroelectronics NV (b)	4,900	133,565
Sulzer AG (b)	271	21,734
Sunrise Communications Group AG (b)(e)	445	39,581
Tecan Group AG (b)	282	99,944
Temenos AG (b)	887	137,861
UBS Group AG (b)	135,334	1,562,981
Valiant Holding AG (b)	346	32,286
Vetropack Holding AG (a)(b)	1,550	85,795
		19,949,060
Taiwan - 5.8%
Acter Group Corp. Ltd. (b)	10,000	71,230
Advantech Co. Ltd. (b)	28,000	281,785
Amazing Microelectronic Corp. (b)	17,000	51,368
ASMedia Technology, Inc. (b)	2,000	97,944
ASROCK, Inc. (b)	10,000	47,700
Catcher Technology Co. Ltd. (b)	197,000	1,492,900
Cathay Financial Holding Co. Ltd. (b)	20,000	28,450
Chang Wah Electromaterials, Inc. (b)	6,000	32,986
Chenbro Micom Co. Ltd. (b)	8,000	25,281
Chicony Power Technology Co. Ltd. (b)	38,000	87,100
China Development Financial Holding Corp. (b)	734,000	236,030
China Life Insurance Co. Ltd. (a)(b)	57,976	43,072
Chung-Hsin Electric & Machinery Manufacturing Corp. (b)	72,000	67,793
Compeq Manufacturing Co. Ltd. (b)	29,000	47,334
Delta Electronics, Inc. (b)	30,000	171,192
Eclat Textile Co. Ltd. (b)	11,000	128,140
Farglory Land Development Co. Ltd. (b)	76,000	122,247
Feng TAY Enterprise Co. Ltd. (b)	6,000	34,029
FLEXium Interconnect, Inc. (b)	9,000	37,435
Formosan Rubber Group, Inc. (b)	39,000	24,047
Fortune Electric Co. Ltd. (b)	30,000	28,530
Foxsemicon Integrated Technology, Inc. (b)	7,000	43,070
Hon Hai Precision Industry Co. Ltd. (b)	937,961	2,753,999
Innodisk Corp. (b)	13,000	78,393
International Games System Co. Ltd. (b)	8,000	200,166
ITE Technology, Inc. (b)	55,000	115,363
Longwell Co. (b)	14,000	27,698
Lotes Co. Ltd. (b)	4,000	51,716
MediaTek, Inc. (b)	19,000	375,642
Nanya Technology Corp. (b)	11,000	22,950
Nien Made Enterprise Co. Ltd. (b)	13,000	127,415
Novatek Microelectronics Corp. (b)	49,000	380,814
Parade Technologies Ltd. (b)	3,000	100,554
Powertech Technology, Inc. (b)	61,000	222,668
Realtek Semiconductor Corp. (b)	39,000	397,509
SCI Pharmtech, Inc. (b)	26,000	125,847
Shin Kong Financial Holding Co. Ltd. (b)	39,000	11,425
Shin Zu Shing Co. Ltd. (b)	8,000	40,698
Sonix Technology Co. Ltd. (b)	72,000	139,060
Standard Chemical & Pharmaceutical Co. Ltd. (b)	16,000	24,304
Standard Foods Corp. (b)	107,000	229,040
Sunonwealth Electric Machine Industry Co. Ltd. (b)	50,000	87,622
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	231,000	2,466,969
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	56,509	3,208,016
TOPBI International Holdings Ltd. (b)	40,575	72,553
TXC Corp. (b)	97,000	210,670
Uni-President Enterprises Corp. (b)	64,000	155,060
United Integrated Services Co. Ltd. (b)	36,000	246,972
United Microelectronics Corp. (b)	804,000	434,675
Voltronic Power Technology Corp. (b)	3,000	86,445
Wan Hai Lines Ltd. (b)	72,000	40,332
YFY, Inc. (b)	265,000	124,610
Youngtek Electronics Corp. (b)	18,000	40,207
		15,799,055
Thailand - 0.2%
Advanced Info Service PCL - NVDR (b)	20,100	120,967
Gunkul Engineering PCL - NVDR (b)	1,248,800	105,540
Hana Microelectronics PCL - GDR (b)	25,800	23,374
Mega Lifesciences PCL - NVDR (b)	43,200	52,558
Prima Marine PCL - NVDR (b)	102,100	25,968
Thai Vegetable Oil PCL - NVDR (b)	41,300	35,216
Vinythai PCL - NVDR (b)	85,200	61,382
		425,005
Turkey - 0.3%
Akbank T.A.S. (a)(b)	548,751	487,952
Koza Altin Isletmeleri AS (a)(b)	9,007	109,716
Koza Anadolu Metal Madencilik Isletmeleri AS (a)(b)	26,802	52,294
Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (b)	47,228	60,730
		710,692
United States - 3.1%
Mettler-Toledo International, Inc. (a)	2,526	2,034,819
Mylan NV (a)	39,888	641,399
ResMed, Inc.	19,008	3,649,536
STERIS PLC	14,008	2,149,388
Viemed Healthcare, Inc. (a)	5,100	48,874
		8,524,016
Total Common Stocks (Cost $239,454,887)		265,269,094

PREFERRED STOCKS - 0.3%
Brazil - 0.1%
Banco Bradesco SA	3,566	13,739
Cia de Saneamento do Parana	68,200	78,633
Cia Paranaense de Energia	3,100	34,876
Itau Unibanco Holding SA	32,400	153,120
		280,368
Colombia - 0.0% (f)
Bancolombia SA	7,331	48,184

Germany - 0.0% (f)
Schaeffler AG (b)	3,400	25,518

Russia - 0.0% (f)
Transneft PJSC (b)	30	56,632

South Korea - 0.2%
Hyundai Motor Co. (b)	8,916	412,769
Total Preferred Stocks (Cost $1,262,236)		823,471

SHORT-TERM INVESTMENT - 1.8%
Money Market Fund - 1.8%
First American Government Obligations Fund - Class X, 0.090% (g)	4,835,083	4,835,083
Total Short-Term Investment (Cost $4,835,083)		4,835,083

Total Investments at Value - 98.7% (Cost $245,552,206)		270,927,648
Other Assets in Excess of Liabilities - 1.3%		3,640,990
Net Assets - 100.0%		$274,568,638

Percentages are stated as a percent of net assets.

REIT Real Estate Investment Trust

ADR American Depository Receipt

GDR Global Depository Receipt

NVDR Non-Voting Depository Receipt

(a)	Non-income producing security.
(b)	Level 2 security.
(c)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.
(d)	Illiquid security. The total value of such securities is $118,257 as of June 30, 2020, representing 0.0% of net assets.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2020, the value of these investments was $5,708,541, or 2.1% of total net assets.
(f)	Represents less than 0.1%.
(g)	Rate listed is the 7-day effective yield as of June 30, 2020.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE INCOME OPPORTUNITIES FUND	June 30, 2020 (Unaudited)
SCHEDULE OF INVESTMENTS

		Par Value	Value
U.S. TREASURY OBLIGATIONS - 12.3%
U.S. Treasury Bonds - 3.3%
4.375%, due 02/15/38		$760,000	$1,180,850
1.125%, due 05/15/40		580,000	574,563
2.750%, due 11/15/42		830,000	1,062,659
3.125%, due 02/15/43		1,106,200	1,498,901
3.625%, due 08/15/43		580,000	846,800
2.750%, due 11/15/47		650,000	849,773
3.000%, due 02/15/49		1,095,000	1,510,416
2.000%, due 02/15/50		1,317,000	1,506,936
1.250%, due 05/15/50		630,000	604,702
			9,635,600
U.S. Treasury Notes - 8.7%
1.750%, due 11/30/21		1,250,000	1,277,930
1.125%, due 02/28/22		415,000	421,614
0.125%, due 05/31/22		1,340,000	1,339,163
0.125%, due 06/30/22		164,000	163,897
0.250%, due 06/15/23		3,226,000	3,233,057
2.500%, due 01/31/24		375,000	405,703
2.375%, due 02/29/24		155,000	167,255
2.125%, due 09/30/24		1,020,000	1,100,962
2.250%, due 10/31/24		980,000	1,064,372
2.750%, due 02/28/25		590,000	657,666
0.250%, due 05/31/25		2,160,000	2,157,300
0.250%, due 06/30/25		889,000	887,333
3.000%, due 09/30/25		970,000	1,105,042
2.250%, due 03/31/26		820,000	907,253
2.375%, due 04/30/26		185,000	206,217
1.625%, due 10/31/26		970,000	1,041,841
2.000%, due 11/15/26		470,000	515,972
0.500%, due 05/31/27		1,790,000	1,791,119
0.500%, due 06/30/27		199,000	199,093
2.250%, due 11/15/27		990,000	1,114,678
2.625%, due 02/15/29		495,000	579,769
2.375%, due 05/15/29		930,000	1,072,987
1.625%, due 08/15/29		2,000,000	2,181,250
0.625%, due 05/15/30		1,607,000	1,601,978
			25,193,451
U.S. Treasury Inflation-Protected Note - 0.1%
0.125%, due 01/15/30		393,625	425,484
U.S. Treasury Bill - 0.2%
0.159%, due 11/27/20 (a)		500,000	499,669
Total U.S. Treasury Obligations (Cost $33,370,166)			$35,754,204

MUNICIPAL BONDS - 0.7%
Arizona Department of Transportation State Highway Fund Revenue
2.058%, due 07/01/25		95,000	$101,455
Bay Area Toll Authority
2.574%, due 04/01/31		100,000	106,794
City of New York NY
3.700%, due 08/01/29		65,000	70,296
City of Sacramento CA Water Revenue
2.647%, due 09/01/33		40,000	43,463
Commonwealth of Massachusetts
2.514%, due 07/01/41		140,000	140,466
County of Miami-Dade FL Aviation Revenue
2.599%, due 10/01/31		50,000	48,357
Great Lakes Water Authority Water Supply System Revenue
2.187%, due 07/01/27		65,000	67,306
New York City Transitional Finance Authority Future Tax Secured Revenue
5.008%, due 08/01/27		25,000	30,804
Port of Morrow OR
2.543%, due 09/01/40		200,000	200,952
Richland County School District No. 1
1.780%, due 03/01/28		140,000	146,084
1.870%, due 03/01/29		95,000	98,939
San Dieguito Union High School District
2.032%, due 08/01/28		60,000	62,892
Scottsdale Municipal Property Corp.
2.900%, due 07/01/39		60,000	62,301
State of California
2.500%, due 10/01/29		20,000	21,835
Texas Transportation Commission
2.562%, due 04/01/42		125,000	127,447
Texas Transportation Commission State Highway Fund
4.000%, due 10/01/33		100,000	124,093
The University of Texas System
2.439%, due 08/15/49		140,000	142,290
University of Michigan
2.437%, due 04/01/40		135,000	139,932
Virginia Public Building Authority
5.900%, due 08/01/30		95,000	129,241
West Contra Costa Unified School District
2.392%, due 08/01/29		50,000	51,431
2.422%, due 08/01/30		70,000	72,199
Total Municipal Bonds (Cost $1,935,974)			$1,988,577

AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.9%
Federal Home Loan Mortgage Corp. - 3.4%
FHLMC STACR 2020-DNA3
Series 2020-DNA3, 0.000%, due 06/27/50 (b)		600,000	$600,000
Freddie Mac REMICS
Series 2989, 32.657%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (c)		105,699	314,248
Series 4249, 4.521%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (c)		1,168,613	1,174,589
Series 4355, 4.000%, due 05/15/44		4,447,597	5,184,822
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 2.085%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (b)(c)		500,000	470,709
Freddie Mac Stacr Trust 2018-HQA2
Series 2018-HQA2, 2.485%, due 10/25/48 (1 Month U.S. LIBOR + 2.300%) (b)(c)		700,000	680,202
Freddie Mac STACR Trust 2019-HQA2
Series 2019-HQA2, 2.235%, due 04/25/49 (1 Month U.S. LIBOR + 2.050%) (b)(c)		380,879	373,079
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 4.185%, due 08/25/24 (1 Month U.S. LIBOR + 4.000%) (c)		136,225	138,095
Series 2015-HQ1, 3.985%, due 03/25/25 (1 Month U.S. LIBOR + 3.800%) (c)		103,074	104,534
Series 2015-DNA1, 2.035%, due 10/25/27 (1 Month U.S. LIBOR + 1.850%) (c)		53,081	52,829
Series 2017-DNA2, 1.385%, due 10/25/29 (1 Month U.S. LIBOR + 1.200%) (c)		63,605	63,653
Series 2017-DNA2, 3.635%, due 10/25/29 (1 Month U.S. LIBOR + 3.450%) (c)		250,000	253,033
Series 2017-DNA3, 0.935%, due 03/25/30 (1 Month U.S. LIBOR + 0.750%) (c)		74,559	74,568
STACR Trust 2018-DNA2
Series 2018-DNA2, 2.335%, due 12/25/30 (1 Month U.S. LIBOR + 2.150%) (b)(c)		400,000	391,052
			9,875,413
Federal Home Loan Mortgage Corp. Interest-Only Strips - 0.5%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-109, 1.700%, due 04/25/30		669,935	84,932
Freddie Mac REMICS
Series 2980, 6.515%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (c)		552,914	83,649
Series 3311, 6.225%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (c)		2,115,609	555,059
Series 3359, 5.535%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (c)		1,066,598	193,161
Series 4077, 5.815%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (c)		897,148	147,399
Series 3966, 5.715%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (c)		1,385,526	232,928
Series 4089, 5.815%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (c)		974,382	172,894
			1,470,022
Federal National Mortgage Association - 1.7%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 2.485%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (b)(c)		137,484	135,346
Connecticut Avenue Securities Trust 2019-R04
Series 2019-R04, 2.285%, due 06/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)		89,135	87,178
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 2.285%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)		100,000	97,241
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 2.185%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (b)(c)		200,000	189,737
Fannie Mae Connecticut Avenue Securities
Series 1M2, 4.185%, due 05/25/25 (1 Month U.S. LIBOR + 4.000%) (c)		417,875	427,397
Series 2015-C04, 5.735%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (c)		131,522	137,865
Series 2016-C04, 4.435%, due 01/25/29 (1 Month U.S. LIBOR + 4.250%) (c)		247,322	255,892
Series 2016-C05, 4.635%, due 01/25/29 (1 Month U.S. LIBOR + 4.450%) (c)		263,739	269,571
Series 2016-C07, 4.535%, due 05/25/29 (1 Month U.S. LIBOR + 4.350%) (c)		265,307	274,410
Series 2017-C02, 3.835%, due 09/25/29 (1 Month U.S. LIBOR + 3.650%) (c)		363,349	365,025
Series 2017-C03, 1.135%, due 10/25/29 (1 Month U.S. LIBOR + 0.950%) (c)		72,399	72,335
Series 2017-C07, 2.685%, due 05/25/30 (1 Month U.S. LIBOR + 2.500%) (c)		374,839	376,040
Series 2018-C01, 2.435%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (c)		286,025	281,997
Series 2018-C04, 2.735%, due 12/25/30 (1 Month U.S. LIBOR + 2.550%) (c)		427,026	419,446
Series 2018-C05, 2.535%, due 01/25/31 (1 Month U.S. LIBOR + 2.350%) (c)		91,643	89,777
Series 2018-C06, 2.285%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (c)		495,944	482,552
Fannie Mae REMICS
Series 2016-75, 3.000%, due 10/25/46		1,093,805	1,096,707
			5,058,516
Federal National Mortgage Association Interest-Only Strips - 1.7%
Fannie Mae Interest Strip
3.500%, due 04/25/44		4,515,183	520,602
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31		6,382,031	366,240
Series 2014-63, 3.500%, due 06/25/33		4,171,969	218,088
Series 2007-50, 6.266%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (c)		3,537,961	756,471
Series 2009-78, 6.556%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (c)		5,058,545	1,410,863
Series 2011-124, 6.316%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (c)		1,070,758	196,066
Series 2012-20, 6.266%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (c)		1,013,558	181,963
Series 2012-76, 5.816%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (c)		479,094	80,139
Series 2014-28, 5.866%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (c)		3,493,941	577,225
Series 2017-53, 4.000%, due 07/25/47		715,955	47,455
Series 2008-22, 5.976%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (c)		2,353,737	566,258
			4,921,370
Government National Mortgage Association Interest-Only Strips - 0.6%
Government National Mortgage Association
Series 2010-133, 5.875%, due 10/16/40 (6.070% - 1 Month U.S. LIBOR) (c)		4,259,539	757,037
Series 2014-102, 5.460%, due 02/20/44 (5.650% - 1 Month U.S. LIBOR) (c)		4,350,812	662,066
Series 2018-083, 5.000%, due 01/20/48		2,532,073	295,355
			1,714,458
Total Agency Mortgage-Backed Obligations (Cost $20,833,610)			$23,039,779

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 13.9%
Alternative Loan Trust 2006-HY11
Series A-1, 0.305%, due 06/25/36 (1 Month U.S. LIBOR + 0.120%) (c)		398,715	$354,436
Alternative Loan Trust 2006-OA6
Series FLT, 0.395%, due 07/25/46 (1 Month U.S. LIBOR + 0.210%) (c)		1,737,018	1,513,156
Alternative Loan Trust 2007-16CB
Series 2007-16CB, 6.250%, due 08/25/37		633,276	489,574
Alternative Loan Trust 2007-OA4
Series 2007-OA4, 0.355%, due 05/25/47 (1 Month U.S. LIBOR + 0.170%) (c)		411,049	350,591
Arroyo Mortgage Trust 2019-1
Series 2019-1, 3.805%, due 01/25/49 (b)		165,685	169,625
Arroyo Mortgage Trust 2019-2
Series A1, 3.347%, due 04/25/49 (b)		252,374	258,437
Series 2019-2, 3.800%, due 04/25/49 (b)		377,439	383,009
Arroyo Mortgage Trust 2019-3
Series 2019-3, 2.962%, due 10/25/48 (b)		140,393	143,088
BBCMS 2017-DELC Mortgage Trust
Series 2017-DELC, 1.215%, due 08/15/36 (1 Month U.S. LIBOR + 1.030%) (b)(c)		147,000	136,721
BBCMS 2019-BWAY Mortgage Trust
Series 2019-BWAY, 3.035%, due 11/25/34 (1 Month U.S. LIBOR + 2.850%) (b)(c)		100,000	82,298
BBCMS Mortgage Trust 2020-C7
Series 2020-C7, 2.037%, due 04/15/53		300,000	310,014
Bear Stearns ARM Trust 2004-10
Series 2004-10, 3.920%, due 01/25/35		365,395	358,246
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.387%, due 09/15/48 (b)		1,000,000	1,025,581
BHMS 2018-ATLS
Series 2018-ATLS, 2.085%, due 07/15/35 (1 Month U.S. LIBOR + 1.900%) (b)(c)		141,000	127,615
BHP Trust 2019-BXHP
Series 2019-BXHP, 1.956%, due 08/15/36 (1 Month U.S. LIBOR + 1.771%) (b)(c)		183,000	159,240
BX Commercial Mortgage Trust 2018-BIOA
Series 2018-BIOA, 2.136%, due 03/15/37 (1 Month U.S. LIBOR + 1.951%) (b)(c)		200,000	182,324
BX Commercial Mortgage Trust 2019-IMC
Series 2019-IMC, 3.085%, due 04/15/34 (1 Month U.S. LIBOR + 2.900%) (b)(c)		123,000	102,113
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 1.105%, due 10/15/36 (1 Month U.S. LIBOR + 0.920%) (b)(c)		386,937	385,727
Series 2019-XL, 2.835%, due 10/15/36 (1 Month U.S. LIBOR + 2.650%) (b)(c)		296,174	280,138
BX Commercial Mortgage Trust 2020-BXLP
Series 2020-BXLP, 0.985%, due 12/15/36 (1 Month U.S. LIBOR + 0.800%) (b)(c)		130,000	129,064
Series 2020-BXLP, 2.685%, due 12/15/36 (1 Month U.S. LIBOR + 2.500%) (b)(c)		230,000	213,883
BX Trust 2018-GW
Series 2018-GW, 3.105%, due 05/15/35 (1 Month U.S. LIBOR + 2.920%) (b)(c)		83,000	68,073
BX Trust 2019-CALM
Series 2019-CALM, 2.185%, due 11/25/32 (1 Month U.S. LIBOR + 2.000%) (b)(c)		345,000	325,083
BX Trust 2019-OC11
Series 2019-OC11, 3.202%, due 12/09/41 (b)		290,000	302,497
BXMT 2020-FL2 Ltd.
1.094%, due 02/16/37 (1 Month U.S. LIBOR + 0.900%) (b)(c)		116,000	113,163
Series LTD, 1.594%, due 02/16/37 (1 Month U.S. LIBOR + 1.400%) (b)(c)(d)		220,000	208,474
CFCRE Commercial Mortgage Trust 2011-C1
Series 2011-C1, 6.292%, due 04/15/44 (b)		156,795	142,710
Chase Home Lending Mortgage Trust 2019-ATR1
Series A-5, 4.000%, due 04/25/49 (b)		200,000	208,195
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 3.851%, due 09/25/37		1,439,670	1,260,822
CIM Trust 2016-1RR
Series 2016-1, 6.762%, due 07/26/55 (b)		1,000,000	884,300
CIM Trust 2016-2RR
Series 2016-2, 6.933%, due 02/25/56 (b)		1,000,000	867,000
CIM Trust 2016-3RR
Series 2016-3, 6.586%, due 02/27/56 (b)		1,000,000	877,000
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48 (b)		500,000	510,096
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49 (b)		118,248	120,243
CIM Trust 2019-J1
Series 2019-J1, 4.019%, due 08/25/49 (b)		194,681	193,482
Citigroup Commercial Mortgage Trust 2013-GC17
Series D, 5.261%, due 11/10/46 (b)		100,000	85,831
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 4.130%, due 07/10/49 (b)		500,000	338,358
Citigroup Commercial Mortgage Trust 2018-C6
Series D, 5.235%, due 11/10/51 (b)		380,000	324,345
Citigroup Commercial Mortgage Trust 2019-SMRT
Series E, 4.903%, due 01/10/36 (b)		116,000	115,968
Citigroup Mortgage Loan Trust 2019-E
Series 2019-E, 3.228%, due 11/25/70 (b)		630,124	630,204
COMM 2014-LC15 Mortgage Trust
Series 2014-LC15, 5.150%, due 04/10/47 (b)		440,000	305,542
COMM 2015-CCRE26 Mortgage Trust
Series 2015-CCRE26, 3.630%, due 10/10/48		52,000	36,494
COMM 2016-GCT Mortgage Trust
Series 2016-GCT, 3.577%, due 08/10/29 (b)		147,000	145,302
Series 2016-GCT, 3.577%, due 08/10/29 (b)		150,000	140,619
CSMC Series 2019-NQM1
Series 2019-NQM1, 2.656%, due 10/25/59 (b)		114,167	114,482
CSMC Trust 2017-CHOP
Series 2017-CHOP, 3.485%, due 07/15/32 (1 Month U.S. LIBOR + 3.300%) (b)(c)		169,000	136,152
CSMC Trust 2017-LSTK
Series 2017-LSTK, 3.442%, due 04/05/33 (b)		170,000	165,928
CSWF 2018-TOP
Series 2018-TOP, 2.935%, due 08/15/35 (1 Month U.S. LIBOR + 2.750%) (b)(c)		160,000	136,816
DBGS 2018-5BP Mortgage Trust
Series 2018-5BP, 2.635%, due 06/15/33 (1 Month U.S. LIBOR + 2.450%) (b)(c)		140,000	117,917
DBGS 2018-BIOD Mortgage Trust
Series 2018-BIOD, 1.073%, due 05/15/35 (1 Month U.S. LIBOR + 0.888%) (b)(c)		232,035	223,050
DBUBS 2011-LC1 Mortgage Trust
Series 2011-LC1, 5.876%, due 11/10/46 (b)		230,000	218,837
DBUBS 2011-LC2 Mortgage Trust
Series 2011-LC2, 3.823%, due 07/10/44 (1 Month U.S. LIBOR + 3.650%) (b)(c)		140,000	82,058
DBUBS 2017-BRBK Mortgage Trust
Series 2017-BRBK, 3.648%, due 10/10/34 (b)		320,000	309,313
Deephaven Residential Mortgage Trust 2018-3
Series 2018-3, 4.357%, due 08/25/58 (b)		500,000	510,453
Deephaven Residential Mortgage Trust 2020-2
Series 2020-2, 2.594%, due 05/25/65 (b)		700,000	701,186
First Republic Mortgage Trust 2020-1
Series B-1, 2.898%, due 04/25/50 (b)		699,845	696,452
Flagstar Mortgage Trust 2018-6RR
Series 2018-6RR, 5.005%, due 10/25/48 (b)		484,325	503,606
Fontainebleau Miami Beach Trust 2019-FBLU
Series F, 4.095%, due 12/10/36 (b)		245,000	201,018
Series G, 4.095%, due 12/10/36 (b)		125,000	90,214
FREMF 2018-KF49 Mortgage Trust
Series 2018-KF49, 2.083%, due 06/25/25 (1 Month U.S. LIBOR + 1.900%) (b)(c)		122,473	119,308
GPT 2018-GPP Mortgage Trust
Series 2018-GPP, 2.655%, due 06/15/35 (1 Month U.S. LIBOR + 2.470%) (b)(c)		57,065	53,577
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 3.316%, due 12/15/36 (1 Month U.S. LIBOR + 3.131%) (b)(c)		124,000	104,440
GS Mortgage Securities Corp Trust 2012-ALOHA
Series 2012-ALOHA, 3.551%, due 04/10/34 (b)		116,000	117,538
GS Mortgage Securities Corp Trust 2018-LUAU
Series E, 2.735%, due 11/15/32 (1 Month U.S. LIBOR + 2.550%) (b)(c)		150,000	128,590
GS Mortgage Securities Corp Trust 2018-RIVR
Series C, 1.435%, due 07/15/35 (1 Month U.S. LIBOR + 1.250%) (b)(c)		122,000	110,266
Series F, 2.285%, due 07/15/35 (1 Month U.S. LIBOR + 2.100%) (b)(c)		1,000,000	709,496
Series G, 2.785%, due 07/15/35 (1 Month U.S. LIBOR + 2.600%) (b)(c)		500,000	344,880
GS Mortgage Securities Corp Trust 2018-TWR
Series A, 1.085%, due 07/15/31 (1 Month U.S. LIBOR + 0.900%) (b)(c)		215,000	209,091
GS Mortgage Securities Corp Trust 2019-SOHO
Series E, 2.059%, due 06/15/36 (1 Month U.S. LIBOR + 1.875%) (b)(c)		340,000	317,487
GS Mortgage Securities Trust 2015-GC32
Series 2015-GC32, 4.574%, due 07/10/48		165,000	151,926
GS Mortgage Securities Trust 2016-GS4
Series 2016-GS4, 3.233%, due 11/10/49 (b)		370,000	230,052
GSAA Home Equity Trust 2005-6
Series 2005-6, 0.615%, due 06/25/35 (1 Month U.S. LIBOR + 0.430%) (c)		1,300,000	1,194,977
GSAA Home Equity Trust 2006-4
Series 2006-4, 3.716%, due 03/25/36		583,887	477,176
GSAA Home Equity Trust 2007-7
Series 2007-7, 0.455%, due 07/25/37 (1 Month U.S. LIBOR + 0.270%) (c)		402,680	390,611
GSCG Trust 2019-600C
Series 2019-600C, 4.118%, due 09/06/34 (b)		183,000	168,223
HPLY Trust 2019-HIT
Series 2019-HIT, 3.335%, due 11/15/36 (1 Month U.S. LIBOR + 3.150%) (b)(c)		154,903	127,375
Hudson Yards 2019-55HY Mortgage Trust
Series F, 3.041%, due 12/10/41 (b)		100,000	82,867
IMT Trust 2017-APTS
Series 2017-APTS, 2.335%, due 06/15/34 (1 Month U.S. LIBOR + 2.150%) (b)(c)		164,482	141,863
Series 2017-APTS, 3.035%, due 06/15/34 (1 Month U.S. LIBOR + 2.850%) (b)(c)		50,610	41,844
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series E, 2.345%, due 07/15/36 (1 Month U.S. LIBOR + 2.160%) (b)(c)		125,000	114,552
Jackson Park Trust 2019-LIC
Series 2019-LIC, 3.242%, due 10/14/39 (b)		160,000	131,399
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series D, 5.605%, due 08/15/46 (b)		268,000	189,099
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13
Series E, 3.986%, due 01/15/46 (b)		445,000	349,056
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ
Series E, 3.350%, due 06/15/35 (1 Month U.S. LIBOR + 3.000%) (b)(c)		22,364	19,012
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (b)		141,000	134,424
Series FLT, 5.542%, due 07/05/33 (b)		1,400,000	1,265,337
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37 (b)		100,000	95,986
JP Morgan Mortgage Trust
Series 2020-4, 3.000%, due 11/25/50 (b)		300,000	314,501
Series 2020-4, 3.000%, due 11/25/50 (b)		400,000	409,844
JP Morgan Mortgage Trust 2018-6
Series 2018-6, 3.937%, due 12/25/48 (b)		381,622	396,340
JP Morgan Mortgage Trust 2018-8
Series 2018-8, 4.199%, due 01/25/49 (b)		482,800	519,656
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.202%, due 03/25/50 (b)		197,435	201,312
Series 2019-8, 3.500%, due 03/25/50 (b)		71,063	72,480
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series D, 3.945%, due 02/15/48 (b)		124,000	89,243
JPMCC Re-REMIC Trust 2015-FRR2
Series 2015-FRR2, 2.184%, due 12/27/46 (b)		150,000	148,974
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 4.708%, due 03/10/49 (b)		274,000	226,026
MBRT 2019-MBR
Series 2019-MBR, 2.734%, due 11/15/36 (1 Month U.S. LIBOR + 2.549%) (b)(c)		100,000	86,892
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 0.565%, due 12/25/35 (1 Month U.S. LIBOR + 0.380%) (c)		1,000,000	906,460
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 3.707%, due 11/15/46 (b)		220,000	104,631
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
Series 2014-C17, 4.657%, due 08/15/47		1,117,000	1,036,651
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
Series 2015-C22, 4.368%, due 04/15/48		1,000,000	898,583
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 2.735%, due 07/15/35 (1 Month U.S. LIBOR + 2.550%) (b)(c)		60,000	52,506
Series 2018-SUN, 3.235%, due 07/15/35 (1 Month U.S. LIBOR + 3.050%) (b)(c)		40,000	33,405
Morgan Stanley Capital I Trust 2019-NUGS
Series E, 3.744%, due 12/15/36 (1 Month U.S. LIBOR + 2.244%) (b)(c)		147,000	129,292
Series F, 4.344%, due 12/15/36 (1 Month U.S. LIBOR + 2.844%) (b)(c)(d)		125,000	100,637
Morgan Stanley Capital I Trust 2019-PLND
Series E, 2.335%, due 05/15/36 (1 Month U.S. LIBOR + 2.150%) (b)(c)		189,000	155,322
MSCG Trust 2018-SELF
Series 2018-SELF, 3.235%, due 10/15/37 (1 Month U.S. LIBOR + 3.050%) (b)(c)		150,000	137,924
Natixis Commercial Mortgage Securities Trust 2018-850T
Series D, 1.638%, due 07/15/33 (1 Month U.S. LIBOR + 1.454%) (b)(c)		152,000	145,242
One Bryant Park Trust 2019-OBP
Series A, 2.516%, due 09/15/54 (b)		225,000	238,296
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.910%, due 10/25/49 (b)(d)		1,689,906	1,629,297
RALI Series 2006-QS15 Trust
Series 2006-QS15, 6.500%, due 10/25/36		847,324	788,780
Renaissance Home Equity Loan Trust 2004-4
Series 2004-4, 5.318%, due 02/25/35		344,778	263,284
Tharaldson Hotel Portfolio Trust 2018-THPT
Series E, 3.355%, due 11/11/34 (1 Month U.S. LIBOR + 3.180%) (b)(c)		113,411	93,260
Verus Securitization Trust 2018-2
Series 2018-2, 4.426%, due 06/01/58 (b)		900,000	912,779
Verus Securitization Trust 2018-3
Series M-1, 4.595%, due 10/25/58 (b)		300,000	300,229
WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust
Series 2007-HY3, 3.224%, due 03/25/37		564,157	527,525
Wells Fargo Commercial Mortgage Trust 2010-C1
Series F, 4.000%, due 11/15/43 (b)		100,000	96,935
Wells Fargo Commercial Mortgage Trust 2019-C49
Series D, 3.000%, due 03/15/52 (b)		1,090,000	721,406
Wells Fargo Mortgage Backed Securities 2020-2 Trust
Series 2020-2, 3.000%, due 12/25/49 (b)		300,000	316,620
Series 2020-2, 3.000%, due 12/25/49 (b)		300,000	308,321
Series 2020-2, 3.311%, due 12/25/49 (b)		300,000	300,330
WFRBS Commercial Mortgage Trust 2013-C12
Series 2013-C12, 3.500%, due 03/15/48 (b)		900,000	664,034
Total Non-Agency Mortgage-Backed Obligations (Cost $42,693,389)			$40,413,632

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS - 2.0%
BANK 2017-BNK8
Series 2017-BNK8, 1.408%, due 11/15/50 (b)		7,050,000	$522,519
BANK 2018-BNK11
Series 2018-BNK11, 0.633%, due 03/15/61		11,639,555	370,147
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/15/51 (b)		7,000,000	812,479
Benchmark 2019-B10 Mortgage Trust
Series 2019-B10, 1.062%, due 03/15/62 (b)		2,820,000	198,150
Benchmark 2020-B17 Mortgage Trust
Series 2020-B17, 1.542%, due 03/15/53		2,539,643	243,337
CD 2017-CD4 Mortgage Trust
Series 2017-CD4, 1.457%, due 05/10/50		1,727,414	105,914
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4, 1.857%, due 05/10/58		755,480	50,429
CFCRE Commercial Mortgage Trust 2017-C8
Series 2017-C8, 1.775%, due 06/15/50		1,373,266	101,668
Citigroup Commercial Mortgage Trust 2016-C1
Series XA, 2.035%, due 05/10/49		800,306	67,726
Citigroup Commercial Mortgage Trust 2017-P8
Series X-A, 1.054%, due 09/15/50		1,004,482	50,320
Citigroup Commercial Mortgage Trust 2019-C7
Series X-A, 1.007%, due 12/15/72		6,289,129	401,033
COMM 2012-LC4 Mortgage Trust
Series 2012-LC4, 2.284%, due 12/10/44 (b)		12,875,578	308,459
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CCRE12, 1.292%, due 10/10/46		3,208,996	100,616
COMM 2015-LC21 Mortgage Trust
Series 2015-LC21, 0.848%, due 07/10/48		1,519,750	42,761
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-C6, 2.061%, due 01/15/49		747,559	54,957
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-CX10, 0.856%, due 11/15/50		5,558,943	219,593
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-CX12, 0.772%, due 08/15/51		4,750,686	185,155
GS Mortgage Securities Corp II
Series 2013-GC10, 1.642%, due 02/10/46		1,882,614	58,686
GS Mortgage Securities Trust 2011-GC3
Series 2011-GC3, 0.809%, due 03/10/44 (b)(d)		11,247,145	20,270
JPMBB Commercial Mortgage Securities Trust 2014-C19
Series X-A, 0.903%, due 04/15/47		17,617,318	310,512
JPMDB Commercial Mortgage Securities Trust 2016-C2
Series X-A, 1.819%, due 06/15/49		1,225,047	68,647
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 1.991%, due 03/10/49 (b)		1,398,569	67,824
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-5, 1.148%, due 03/10/50 (b)		2,410,288	82,640
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 1.136%, due 11/15/46		5,068,245	131,555
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19
Series 2014-C19, 1.150%, due 12/15/47		2,368,391	79,338
Morgan Stanley Capital I Trust 2016-UBS12
Series X-A, 0.900%, due 12/15/49		3,127,080	103,055
PMTT4
Series 2017-PM1, 0.000%, due 10/25/48 (b)		596,618,620	355,406
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, 2.130%, due 10/10/48		1,147,495	81,445
UBS Commercial Mortgage Trust 2018-C8
Series 2018-C8, 1.035%, due 02/15/51		1,371,033	63,767
Wells Fargo Commercial Mortgage Trust 2018-C45
Series X-A, 0.991%, due 06/15/51		5,426,952	291,888
Wells Fargo Commercial Mortgage Trust 2018-C46
Series X-A, 1.108%, due 08/15/51		3,511,192	168,001
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $7,034,444)			$5,718,297

ASSET BACKED SECURITIES - 5.7%
Ajax Mortgage Loan Trust 2018-A
Series 2018-A, 3.850%, due 04/25/58 (b)		651,203	$597,955
Ajax Mortgage Loan Trust 2018-C
Series 2018-C, 4.360%, due 09/25/65 (b)		650,098	669,785
American Express Credit Account Master Trust
Series A, 2.870%, due 10/15/24		145,000	151,050
AMSR 2019-SFR1 Trust
Series 2019-SFR1, 2.774%, due 01/19/39 (b)		310,000	320,283
Applebee's Funding LLC
Series 2019-1, 4.194%, due 06/07/49 (b)		150,000	131,129
Series 2019-1, 4.723%, due 06/07/49 (b)		100,000	85,042
BCAPB LLC Trust 2007-AB1
Series 2007-AB1, 4.869%, due 03/25/37		3,687,127	2,330,968
BDS 2020-FL5 Ltd.
Series LTD, 2.244%, due 02/16/37 (1 Month U.S. LIBOR + 2.050%) (b)(c)(d)		340,000	324,677
Series LTD, 2.694%, due 02/16/37 (1 Month U.S. LIBOR + 2.500%) (b)(c)(d)		450,000	360,875
Carmax Auto Owner Trust 2019-3
Series 2019-3, 2.850%, due 01/15/26		100,000	100,784
Castlelake Aircraft Structured Trust 2019-1
Series 2091-1, 6.899%, due 04/15/39 (b)(d)		818,314	303,647
Citibank Credit Card Issuance Trust 2017-A7
Series 2017-A7, 0.545%, due 08/08/24 (1 Month U.S. LIBOR + 0.370%) (c)		200,000	200,607
Commonbond Student Loan Trust 2018-BGS
Series C, 4.120%, due 09/25/45 (b)		22,727	22,489
Countrywide Asset-Backed Certificates
Series 2006-6, 0.355%, due 09/25/36 (1 Month U.S. LIBOR + 0.170%) (c)		1,216,150	1,136,127
DB Master Finance LLC
Series 2017-1, 3.629%, due 11/20/47 (b)		195,500	201,213
Series 2019-1, 3.787%, due 05/20/49 (b)		168,725	172,728
Series 2019-1, 4.021%, due 05/20/49 (b)		89,325	93,361
Domino's Pizza Master Issuer LLC
Series 2017-1, 2.241%, due 07/25/47 (3 Month U.S. LIBOR + 1.250%) (b)(c)		229,125	224,756
Series 2017-1, 3.082%, due 07/25/47 (b)		195,000	195,363
Earnest Student Loan Program 2016-C LLC
Series 2016-C, 4.460%, due 01/26/37 (b)		197,076	200,976
First Franklin Mortgage Loan Trust 2004-FF10
Series M-1, 1.460%, due 07/25/34 (1 Month U.S. LIBOR + 1.275%) (c)		340,499	302,392
Greystone CRE Notes 2019-FL2 Ltd.
Series D, 2.585%, due 09/15/37 (1 Month U.S. LIBOR + 2.400%) (b)(c)(d)		183,000	164,711
Helios Issuer LLC
Series 2017-1, 4.940%, due 09/20/49 (b)		1,032,579	1,011,015
Home Partners of America 2018-1 Trust
Series 2018-1, 1.644%, due 07/17/37 (1 Month U.S. LIBOR + 1.450%) (b)(c)		135,000	128,546
Home Partners of America 2019-1 Trust
Series 2019-1, 3.157%, due 09/17/39 (b)		96,103	93,786
Invitation Homes 2017-SFR2 Trust
Series A, 1.044%, due 12/17/36 (1 Month U.S. LIBOR + 0.850%) (b)(c)		237,158	234,894
Jack in the Box Funding LLC
Series 4.47600, 4.476%, due 08/25/49 (b)		114,425	118,395
Marlette Funding Trust 2019-3
Series 2019-3, 3.070%, due 09/17/29 (b)		200,000	192,192
Mill City Mortgage Loan Trust 2018-3
Series 2018-3, 3.500%, due 08/25/58 (b)		199,820	210,547
Mill City Solar Loan 2019-2 Ltd.
Series 2019-2, 3.690%, due 07/20/43 (b)		128,538	129,835
Mosaic Solar Loan Trust 2018-1
Series 2018-1, 4.010%, due 06/22/43 (b)		316,042	327,638
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.200%, due 02/22/44 (b)		335,205	344,617
Series 2018-2-GS, 4.740%, due 02/22/44 (b)		417,940	353,713
MVW Owner Trust 2018-1
Series 2018-1, 3.450%, due 01/21/36 (b)		67,187	68,631
Oscar US Funding XI LLC
Series A-4, 2.680%, due 09/10/26 (b)		150,000	151,153
Santander Drive Auto Receivables Trust 2018-1
Series 2018-1, 4.370%, due 05/15/25 (b)		750,000	694,899
SBA Tower Trust
Series 2019-1, 2.836%, due 01/15/25 (b)		100,000	103,004
Sofi Consumer Loan Program 2018-1 Trust
Series C, 3.970%, due 02/25/27 (b)		250,000	228,752
Sofi Consumer Loan Program 2018-2 Trust
Series C, 4.250%, due 04/26/27 (b)		215,000	199,389
Sofi Consumer Loan Program 2018-3 Trust
Series C, 4.670%, due 08/25/27 (b)		150,000	127,597
SoFi Consumer Loan Program 2018-4 Trust
Series D, 4.760%, due 11/26/27 (b)		500,000	459,375
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC3
Series A3, 0.345%, due 10/25/36 (1 Month U.S. LIBOR + 0.160%) (c)		845,996	762,776
Sunrun Xanadu Issuer 2019-1 LLC
Series 2019-1, 3.980%, due 06/30/54 (b)		136,822	136,843
Taco Bell Funding LLC
Series 2016-1, 4.970%, due 05/25/46 (b)		420,010	451,053
Towd Point Mortgage Trust 2017-3
Series 2017-3, 2.750%, due 07/25/57 (b)		142,028	143,759
Towd Point Mortgage Trust 2018-4
Series 2018-4, 3.000%, due 06/25/58 (b)		207,084	211,617
Towd Point Mortgage Trust 2019-1
Series 2019-1, 3.750%, due 03/25/58 (b)		152,192	160,938
Wendy's Funding LLC
Series 2019-1, 3.783%, due 06/15/49 (b)		98,000	103,713
Wingstop Funding 2018-1 LLC
Series 2018-1, 4.970%, due 12/05/48 (b)		990,000	1,026,115
Total Asset Backed Securities (Cost $18,052,049)			$16,465,710

COLLATERALIZED LOAN OBLIGATIONS - 3.8% (c)
ALM 2020 Ltd.
Series 2020-1, 3.360%, due 10/15/29 (3 Month U.S. LIBOR + 1.850%) (b)		500,000	$487,838
Annisa CLO Ltd. 2016-2
Series 2016-R, 3.135%, due 07/20/31 (3 Month U.S. LIBOR + 2.000%) (b)		1,000,000	942,390
Apidos CLO XXIV
Series 2016-24R, 4.185%, due 10/20/30 (3 Month U.S. LIBOR + 3.050%) (b)		500,000	438,906
Ares XLIX CLO Ltd.
Series 2018-49, 3.048%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (b)		1,000,000	942,061
Atrium IX
Series 2013-40R, 3.971%, due 05/28/30 (3 Month U.S. LIBOR + 3.600%) (b)		500,000	465,946
Avery Point VI CLO Ltd.
Series 2015-6R, 1.591%, due 08/05/27 (3 Month U.S. LIBOR + 1.050%) (b)		500,000	493,428
Canyon Capital CLO 2014-1 Ltd.
Series 2014-1R, 3.510%, due 01/30/31 (3 Month U.S. LIBOR + 2.750%) (b)		250,000	219,891
Carlyle Global Market Strategies CLO 2015-3 Ltd.
Series C-R, 3.737%, due 07/28/28 (3 Month U.S. LIBOR + 2.850%) (b)		500,000	444,639
CIFC Funding 2015-V Ltd.
Series 2015-5R, 3.941%, due 10/25/27 (3 Month U.S. LIBOR + 2.950%) (b)		345,000	319,402
Crown Point CLO 9 Ltd.
Series 2020-9, 2.690%, due 07/14/32 (3 Month U.S. LIBOR + 2.690%) (b)		500,000	495,619
Dryden 33 Senior Loan Fund
Series FLT, 5.069%, due 04/15/29 (3 Month U.S. LIBOR + 3.850%) (b)		500,000	474,830
Dryden 40 Senior Loan Fund
Series 2015-40R, 2.492%, due 08/15/31 (3 Month U.S. LIBOR + 2.100%) (b)		500,000	474,182
Galaxy XXII CLO Ltd.
Series D-R, 4.276%, due 07/16/28 (3 Month U.S. LIBOR + 3.100%) (b)		250,000	231,991
Goldentree Loan Management US CLO 2 Ltd.
Series D, 3.785%, due 11/28/30 (3 Month U.S. LIBOR + 2.650%) (b)		500,000	459,156
Hayfin Kingsland VIII Ltd.
Series 2018-8, 2.615%, due 04/20/31 (3 Month U.S. LIBOR + 1.480%) (b)		500,000	474,476
Longfellow Place CLO Ltd.
2.559%, due 04/15/29 (3 Month U.S. LIBOR + 1.340%) (b)		496,848	479,255
OHA Credit Funding 5 Ltd.
7.556%, due 04/18/33 (3 Month U.S. LIBOR + 6.250%) (b)		500,000	465,528
OHA Loan Funding 2013-1 Ltd.
Series FLT, 3.113%, due 07/23/31 (3 Month U.S. LIBOR + 2.070%) (b)		500,000	473,582
Palmer Square CLO 2018-3 Ltd.
2.692%, due 08/15/26 (3 Month U.S. LIBOR + 2.300%) (b)		1,000,000	929,140
Venture XIV CLO Ltd.
Series FLT, 1.921%, due 08/28/29 (3 Month U.S. LIBOR + 1.550%) (b)		500,000	477,057
Westcott Park CLO Ltd.
Series LTD, 4.385%, due 07/20/28 (3 Month U.S. LIBOR + 3.250%) (b)		500,000	467,638
York CLO-6 Ltd.
Series 2019-6, 3.148%, due 07/22/32 (3 Month U.S. LIBOR + 2.050%) (b)		500,000	495,090
Total Collateralized Loan Obligations (Cost $11,760,150)			$11,152,045

CORPORATE BONDS - 19.3%
Basic Materials - 0.2%
Arconic Corp.
6.125%, due 02/15/28 (b)		40,000	$39,900
Aruba Investments, Inc.
8.750%, due 02/15/23 (b)		25,000	25,125
Cleveland-Cliffs, Inc.
6.750%, due 03/15/26 (b)		10,000	9,675
Compass Minerals International, Inc.
6.750%, due 12/01/27 (b)		30,000	31,987
Ecolab, Inc.
1.000%, due 01/15/24	EUR	150,000	173,292
Freeport-McMoRan, Inc.
4.550%, due 11/14/24		$25,000	25,375
4.125%, due 03/01/28		30,000	28,950
Hecla Mining Co.
7.250%, due 02/15/28		30,000	30,450
Illuminate Buyer LLC
9.000%, due 07/01/28 (b)		30,000	31,313
Novelis Corp.
5.875%, due 09/30/26 (b)		50,000	50,000
4.750%, due 01/30/30 (b)		20,000	19,100
Olin Corp.
5.125%, due 09/15/27		30,000	28,050
PolyOne Corp.
5.750%, due 05/15/25 (b)		25,000	25,719
Schweitzer-Mauduit International, Inc.
6.875%, due 10/01/26 (b)		30,000	30,675
The Sherwin-Williams Co.
3.300%, due 05/15/50		25,000	25,369
Tronox, Inc.
6.500%, due 04/15/26 (b)		20,000	18,700
WR Grace & Co-Conn
4.875%, due 06/15/27 (b)		25,000	25,250
			618,930
Communications - 3.7%
AMC Networks, Inc.
4.750%, due 08/01/25		30,000	29,475
AT&T, Inc.
5.250%, due 03/01/37		70,000	86,053
6.375%, due 03/01/41		40,000	56,774
4.500%, due 03/09/48		99,000	116,567
CCO Holdings LLC
5.750%, due 02/15/26 (b)		200,000	207,250
5.125%, due 05/01/27 (b)		395,000	408,825
4.750%, due 03/01/30 (b)		245,000	250,819
4.500%, due 08/15/30 (b)		140,000	142,450
Cengage Learning, Inc.
9.500%, due 06/15/24 (b)		30,000	20,550
CenturyLink, Inc.
5.125%, due 12/15/26 (b)		40,000	39,850
4.000%, due 02/15/27 (b)		30,000	29,062
Charter Communications Operating LLC
4.908%, due 07/23/25		160,000	183,445
5.750%, due 04/01/48		180,000	223,369
5.125%, due 07/01/49		345,000	398,505
Cincinnati Bell, Inc.
7.000%, due 07/15/24 (b)		30,000	30,450
Comcast Corp.
3.700%, due 04/15/24		125,000	138,633
3.400%, due 04/01/30		75,000	85,269
CommScope Technologies LLC
6.000%, due 06/15/25 (b)		25,000	24,000
5.000%, due 03/15/27 (b)		30,000	27,000
CSC Holdings LLC
5.875%, due 09/15/22		120,000	125,400
5.250%, due 06/01/24		75,000	78,844
10.875%, due 10/15/25 (b)		200,000	215,000
5.500%, due 05/15/26 (b)		200,000	205,750
5.500%, due 04/15/27 (b)		400,000	417,500
5.375%, due 02/01/28 (b)		200,000	208,000
7.500%, due 04/01/28 (b)		200,000	218,250
5.750%, due 01/15/30 (b)		490,000	508,375
Cumulus Media New Holdings, Inc.
6.750%, due 07/01/26 (b)		30,000	27,750
Diamond Sports Group LLC
5.375%, due 08/15/26 (b)		310,000	226,300
6.625%, due 08/15/27 (b)		463,000	247,705
DISH DBS Corp.
5.875%, due 07/15/22		140,000	142,625
5.000%, due 03/15/23		50,000	49,875
5.875%, due 11/15/24		35,000	34,825
DISH Network Corp. CVRT
3.375%, due 08/15/26		250,000	231,272
Embarq Corp.
7.995%, due 06/01/36		50,000	55,750
Entercom Media Corp.
7.250%, due 11/01/24 (b)		30,000	25,950
Expedia Group, Inc.
5.950%, due 08/15/20		35,000	35,044
5.000%, due 02/15/26		190,000	195,700
3.800%, due 02/15/28		240,000	231,000
3.250%, due 02/15/30		100,000	93,250
Frontier Communications Corp.
8.000%, due 04/01/27 (b)		45,000	45,675
GCI Liberty, Inc. CVRT
1.750%, due 09/30/46 (b)		270,000	377,320
GCI LLC
6.625%, due 06/15/24 (b)		320,000	335,200
Gogo Intermediate Holdings LLC
9.875%, due 05/01/24 (b)		30,000	25,087
Gray Television, Inc.
7.000%, due 05/15/27 (b)		90,000	92,700
GTT Communications, Inc.
7.875%, due 12/31/24 (b)		50,000	26,250
HC2 Holdings, Inc.
11.500%, due 12/01/21 (b)		94,000	89,300
Hughes Satellite Systems Corp.
6.625%, due 08/01/26		30,000	31,200
IAC FinanceCo 2, Inc. CVRT
0.875%, due 06/15/26 (b)		250,000	307,392
iHeartCommunications, Inc.
8.375%, due 05/01/27		40,000	36,600
Level 3 Financing, Inc.
5.250%, due 03/15/26		45,000	46,181
4.250%, due 07/01/28 (b)		65,000	64,838
Match Group, Inc.
4.125%, due 08/01/30 (b)		160,000	156,600
Meredith Corp.
6.875%, due 02/01/26		30,000	25,050
Midcontinent Communications
5.375%, due 08/15/27 (b)		20,000	20,350
Netflix, Inc.
3.625%, due 06/15/25 (b)		225,000	226,687
5.875%, due 11/15/28		50,000	56,750
5.375%, due 11/15/29 (b)		210,000	229,950
Nexstar Broadcasting, Inc.
5.625%, due 08/01/24 (b)		50,000	50,500
5.625%, due 07/15/27 (b)		55,000	54,725
Scripps Escrow, Inc.
5.875%, due 07/15/27 (b)		30,000	28,425
Sinclair Television Group, Inc.
5.125%, due 02/15/27 (b)		25,000	22,625
Sirius XM Radio, Inc.
4.625%, due 05/15/23 (b)		115,000	115,862
5.375%, due 07/15/26 (b)		120,000	124,050
5.000%, due 08/01/27 (b)		25,000	25,500
Sprint Capital Corp.
6.875%, due 11/15/28		65,000	79,056
Sprint Corp.
7.125%, due 06/15/24		60,000	67,725
7.625%, due 03/01/26		25,000	29,563
TEGNA, Inc.
5.000%, due 09/15/29 (b)		30,000	27,750
Terrier Media Buyer, Inc.
8.875%, due 12/15/27 (b)		30,000	28,725
The Interpublic Group of Cos., Inc.
4.650%, due 10/01/28		80,000	92,887
T-Mobile USA, Inc.
6.500%, due 01/15/26		160,000	167,000
4.500%, due 02/01/26		195,000	197,194
3.750%, due 04/15/27 (b)		125,000	138,202
5.375%, due 04/15/27		25,000	26,437
2.050%, due 02/15/28 (b)		70,000	69,818
Twitter, Inc.
3.875%, due 12/15/27 (b)		39,000	39,000
Uber Technologies, Inc.
8.000%, due 11/01/26 (b)		300,000	304,875
7.500%, due 09/15/27 (b)		35,000	34,913
Univision Communications, Inc.
6.625%, due 06/01/27 (b)		30,000	28,500
Verizon Communications, Inc.
1.492%, due 05/15/25 (3 Month U.S. LIBOR + 1.100%) (c)		100,000	101,113
4.329%, due 09/21/28		279,000	335,747
4.016%, due 12/03/29		170,000	203,091
ViacomCBS, Inc.
6.250%, due 02/28/57 (3 Month U.S. LIBOR + 3.899%) (c)		50,000	51,375
ViaSat, Inc.
5.625%, due 09/15/25 (b)		25,000	23,938
5.625%, due 04/15/27 (b)		5,000	5,125
6.500%, due 07/15/28 (b)		15,000	15,000
Zayo Group Holdings, Inc.
4.000%, due 03/01/27 (b)		35,000	33,250
6.125%, due 03/01/28 (b)		15,000	14,588
			10,802,200
Consumer, Cyclical - 2.5%
Allison Transmission, Inc.
5.875%, due 06/01/29 (b)		30,000	31,200
AMC Entertainment Holdings, Inc.
5.875%, due 11/15/26		25,000	7,875
American Airlines Group, Inc.
5.000%, due 06/01/22 (b)		77,000	45,045
American Airlines Group, Inc. CVRT
6.500%, due 07/01/25 (e)		185,000	173,829
American Axle & Manufacturing, Inc.
6.875%, due 07/01/28		30,000	29,700
Aramark Services, Inc.
6.375%, due 05/01/25 (b)		70,000	72,187
Asbury Automotive Group, Inc.
4.500%, due 03/01/28 (b)		29,000	28,130
4.750%, due 03/01/30 (b)		4,000	3,900
Ashton Woods USA LLC
6.750%, due 08/01/25 (b)		30,000	29,850
Beacon Roofing Supply, Inc.
4.875%, due 11/01/25 (b)		60,000	53,775
Boyd Gaming Corp.
8.625%, due 06/01/25 (b)		25,000	26,125
4.750%, due 12/01/27 (b)		45,000	38,700
Caesars Resort Collection LLC
5.250%, due 10/15/25 (b)		80,000	69,600
Carvana Co.
8.875%, due 10/01/23 (b)		15,000	15,075
CCM Merger, Inc.
6.000%, due 03/15/22 (b)		50,000	49,000
Century Communities, Inc.
5.875%, due 07/15/25		50,000	50,000
Clarios Global LP
6.250%, due 05/15/26 (b)		45,000	46,406
Colt Merger Sub, Inc.
6.250%, due 07/01/25 (b)		75,000	75,375
Core & Main LP
6.125%, due 08/15/25 (b)		30,000	29,850
Dana, Inc.
5.500%, due 12/15/24		50,000	50,375
Delta Air Lines 2020-1 Class A Pass Through Trust
2.500%, due 06/10/28		100,000	90,275
Delta Air Lines 2020-1 Class AA Pass Through Trust
2.000%, due 06/10/28		100,000	95,736
Delta Air Lines, Inc.
3.400%, due 04/19/21		115,000	111,550
2.900%, due 10/28/24		100,000	81,000
7.000%, due 05/01/25 (b)		230,000	238,050
3.750%, due 10/28/29		75,000	60,000
Dollar Tree, Inc.
4.000%, due 05/15/25		170,000	191,418
Eldorado Resorts, Inc.
6.000%, due 04/01/25		45,000	46,969
Ford Motor Co.
8.500%, due 04/21/23		170,000	179,793
9.000%, due 04/22/25		30,000	32,436
Ford Motor Credit Co. LLC
4.250%, due 09/20/22		200,000	196,025
3.350%, due 11/01/22		200,000	191,068
General Motors Co.
6.125%, due 10/01/25		130,000	145,755
General Motors Financial Co., Inc.
2.363%, due 01/05/23 (3 Month U.S. LIBOR + 0.990%) (c)		150,000	144,756
3.950%, due 04/13/24		20,000	20,586
Golden Entertainment, Inc.
7.625%, due 04/15/26 (b)		35,000	32,550
Golden Nugget, Inc.
6.750%, due 10/15/24 (b)		115,000	82,369
H&E Equipment Services, Inc.
5.625%, due 09/01/25		50,000	50,562
Hasbro, Inc.
3.500%, due 09/15/27		85,000	87,666
Hilton Domestic Operating Co., Inc.
5.375%, due 05/01/25 (b)		10,000	10,025
5.750%, due 05/01/28 (b)		10,000	10,125
Hilton Worldwide Finance LLC
4.625%, due 04/01/25		120,000	117,000
IAA, Inc.
5.500%, due 06/15/27 (b)		30,000	30,975
Installed Building Products, Inc.
5.750%, due 02/01/28 (b)		30,000	30,262
IRB Holding Corp.
7.000%, due 06/15/25 (b)		30,000	30,862
6.750%, due 02/15/26 (b)		45,000	42,975
KFC Holding Co.
5.000%, due 06/01/24 (b)		235,000	239,406
5.250%, due 06/01/26 (b)		235,000	240,288
L Brands, Inc.
6.750%, due 07/01/36		30,000	24,825
Lennar Corp.
5.375%, due 10/01/22		25,000	26,250
4.500%, due 04/30/24		65,000	67,762
5.875%, due 11/15/24		50,000	54,563
5.250%, due 06/01/26		30,000	32,475
4.750%, due 11/29/27		395,000	428,575
Lions Gate Capital Holdings LLC
6.375%, due 02/01/24 (b)		320,000	310,400
5.875%, due 11/01/24 (b)		108,000	102,060
Live Nation Entertainment, Inc.
6.500%, due 05/15/27 (b)		40,000	41,200
4.750%, due 10/15/27 (b)		130,000	111,962
Lowe's Cos., Inc.
3.700%, due 04/15/46		45,000	50,174
LTF Merger Sub, Inc.
8.500%, due 06/15/23 (b)		45,000	37,125
M/I Homes, Inc.
4.950%, due 02/01/28		30,000	29,775
Mattel, Inc.
5.875%, due 12/15/27 (b)		30,000	30,900
McDonald's Corp.
3.600%, due 07/01/30		75,000	86,196
3.625%, due 05/01/43		15,000	16,426
3.625%, due 09/01/49		25,000	27,627
Meritage Homes Corp.
6.000%, due 06/01/25		30,000	31,988
MGM Resorts International
6.000%, due 03/15/23		25,000	25,219
6.750%, due 05/01/25		75,000	74,156
5.750%, due 06/15/25		17,000	16,830
Michaels Stores, Inc.
8.000%, due 07/15/27 (b)		30,000	26,100
Mileage Plus Holdings LLC
6.500%, due 06/20/27 (b)		60,000	60,075
Murphy Oil USA, Inc.
5.625%, due 05/01/27		30,000	31,050
Navistar International Corp.
6.625%, due 11/01/25 (b)		25,000	23,688
Nordstrom, Inc.
8.750%, due 05/15/25 (b)		10,000	10,763
Penn National Gaming, Inc.
5.625%, due 01/15/27 (b)		30,000	28,163
Performance Food Group, Inc.
5.500%, due 10/15/27 (b)		45,000	43,425
PetSmart, Inc.
7.125%, due 03/15/23 (b)		45,000	44,437
5.875%, due 06/01/25 (b)		40,000	40,200
Picasso Finance Sub, Inc.
6.125%, due 06/15/25 (b)		20,000	20,375
Scientific Games International, Inc.
5.000%, due 10/15/25 (b)		50,000	46,312
7.250%, due 11/15/29 (b)		30,000	23,813
Six Flags Entertainment Corp.
4.875%, due 07/31/24 (b)		15,000	13,425
Six Flags Theme Parks, Inc.
7.000%, due 07/01/25 (b)		80,000	83,000
Sonic Automotive, Inc.
6.125%, due 03/15/27		25,000	25,031
Speedway Motorsports LLC
4.875%, due 11/01/27 (b)		25,000	22,750
Staples, Inc.
7.500%, due 04/15/26 (b)		45,000	35,325
Station Casinos LLC
4.500%, due 02/15/28 (b)		30,000	25,200
Tempur Sealy International, Inc.
5.500%, due 06/15/26		124,000	125,550
Tenneco, Inc.
5.000%, due 07/15/26		15,000	10,238
The Home Depot, Inc.
3.900%, due 06/15/47		80,000	96,759
3.125%, due 12/15/49		20,000	21,868
The William Carter Co.
5.500%, due 05/15/25 (b)		85,000	87,763
5.625%, due 03/15/27 (b)		30,000	30,900
TRI Pointe Group, Inc.
5.700%, due 06/15/28		25,000	25,500
Twin River Worldwide Holdings, Inc.
6.750%, due 06/01/27 (b)		40,000	38,400
Univar Solutions USA, Inc.
5.125%, due 12/01/27 (b)		30,000	30,225
WMG Acquisition Corp.
5.500%, due 04/15/26 (b)		250,000	258,125
Wolverine World Wide, Inc.
5.000%, due 09/01/26 (b)		30,000	28,913
Yum! Brands, Inc.
7.750%, due 04/01/25 (b)		10,000	10,788
4.750%, due 01/15/30 (b)		412,000	419,210
			7,170,338
Consumer, Non-cyclical - 3.5%
AbbVie, Inc.
4.700%, due 05/14/45		155,000	193,751
4.875%, due 11/14/48		100,000	129,792
Acadia Healthcare Co., Inc.
5.500%, due 07/01/28 (b)		30,000	30,075
Advocate Health & Hospitals Corp.
2.211%, due 06/15/30		150,000	151,576
Albertsons Cos., Inc.
5.875%, due 02/15/28 (b)		25,000	25,750
Allied Universal Holdco LLC
6.625%, due 07/15/26 (b)		45,000	47,194
9.750%, due 07/15/27 (b)		60,000	63,150
Altria Group, Inc.
4.500%, due 05/02/43		100,000	107,601
4.450%, due 05/06/50		85,000	93,030
AMN Healthcare, Inc.
4.625%, due 10/01/27 (b)		30,000	29,201
Anheuser-Busch Cos. LLC
4.900%, due 02/01/46		85,000	103,379
Anheuser-Busch InBev Worldwide, Inc.
4.600%, due 04/15/48		100,000	116,500
Anthem, Inc.
2.375%, due 01/15/25		90,000	95,341
Ascension Health
2.532%, due 11/15/29		114,000	122,152
Avantor, Inc.
9.000%, due 10/01/25 (b)		40,000	43,000
B&G Foods, Inc.
5.250%, due 04/01/25		20,000	20,100
5.250%, due 09/15/27		20,000	20,050
Banner Health
2.338%, due 01/01/30		135,000	138,782
BAT Capital Corp.
4.540%, due 08/15/47		100,000	109,060
Bausch Health Americas, Inc.
8.500%, due 01/31/27 (b)		25,000	26,688
Bristol-Myers Squibb Co.
4.550%, due 02/20/48 (b)		170,000	228,152
Cardtronics, Inc.
5.500%, due 05/01/25 (b)		30,000	28,650
Catalent Pharma Solutions, Inc.
5.000%, due 07/15/27 (b)		30,000	31,125
Centene Corp.
4.750%, due 01/15/25		50,000	51,125
5.250%, due 04/01/25 (b)		50,000	51,437
5.375%, due 08/15/26 (b)		40,000	41,600
4.250%, due 12/15/27		20,000	20,650
3.375%, due 02/15/30		120,000	120,600
Cigna Corp.
2.109%, due 07/15/23 (3 Month U.S. LIBOR + 0.890%) (c)		95,000	95,463
4.900%, due 12/15/48		210,000	274,775
Constellation Brands, Inc.
3.150%, due 08/01/29		155,000	166,089
CoStar Group, Inc.
2.800%, due 07/15/30 (b)		115,000	117,902
Cott Holdings, Inc.
5.500%, due 04/01/25 (b)		85,000	85,531
CVS Health Corp.
5.050%, due 03/25/48		210,000	272,318
DaVita, Inc.
5.125%, due 07/15/24		35,000	35,612
4.625%, due 06/01/30 (b)		25,000	24,844
Duke University
2.682%, due 10/01/44		270,000	283,300
Eli Lilly and Co.
3.950%, due 03/15/49		150,000	191,218
Emory University
1.566%, due 09/01/25		80,000	81,632
Gartner, Inc.
4.500%, due 07/01/28 (b)		30,000	30,262
Graham Holdings Co.
5.750%, due 06/01/26 (b)		170,000	175,950
HCA, Inc.
5.375%, due 02/01/25		300,000	321,750
5.375%, due 09/01/26		45,000	48,994
4.125%, due 06/15/29		405,000	447,525
3.500%, due 09/01/30		611,000	584,268
Hill-Rom Holdings, Inc.
4.375%, due 09/15/27 (b)		30,000	30,450
Jaguar Holding Co. II
5.000%, due 06/15/28 (b)		50,000	51,125
JBS USA LUX SA
5.875%, due 07/15/24 (b)		10,000	10,125
5.750%, due 06/15/25 (b)		5,000	5,069
6.750%, due 02/15/28 (b)		99,000	104,445
KeHE Distributors LLC
8.625%, due 10/15/26 (b)		25,000	26,812
Kraft Heinz Foods Co.
3.950%, due 07/15/25		174,000	185,920
3.000%, due 06/01/26		270,000	273,658
3.875%, due 05/15/27 (b)		55,000	57,456
4.250%, due 03/01/31 (b)		115,000	121,842
5.000%, due 07/15/35		25,000	27,573
5.200%, due 07/15/45		45,000	48,038
Kronos Acquisition Holdings, Inc.
9.000%, due 08/15/23 (b)		40,000	38,100
LifePoint Health, Inc.
6.750%, due 04/15/25 (b)		25,000	25,750
4.375%, due 02/15/27 (b)		60,000	56,700
Molina Healthcare, Inc.
5.375%, due 11/15/22		25,000	25,687
4.375%, due 06/15/28 (b)		10,000	10,025
MPH Acquisition Holdings LLC
7.125%, due 06/01/24 (b)		90,000	83,700
NBM US Holdings, Inc.
7.000%, due 05/14/26 (b)		300,000	300,375
Newco, Inc.
5.250%, due 07/15/27 (b)		10,000	10,000
Ortho-Clinical Diagnostics, Inc.
7.250%, due 02/01/28 (b)		30,000	30,450
Par Pharmaceutical, Inc.
7.500%, due 04/01/27 (b)		75,000	76,688
Pilgrim's Pride Corp.
5.750%, due 03/15/25 (b)		25,000	24,907
5.875%, due 09/30/27 (b)		35,000	34,956
Polaris Intermediate Corp.
8.500%, due 12/01/22 (b)		25,000	21,875
Post Holdings, Inc.
5.000%, due 08/15/26 (b)		430,000	431,612
5.750%, due 03/01/27 (b)		365,000	377,319
5.625%, due 01/15/28 (b)		325,000	335,563
5.500%, due 12/15/29 (b)		205,000	212,431
4.625%, due 04/15/30 (b)		40,000	39,300
Radiology Partners, Inc.
9.250%, due 02/01/28 (b)		35,000	32,988
Select Medical Corp.
6.250%, due 08/15/26 (b)		415,000	417,075
Smithfield Foods, Inc.
4.250%, due 02/01/27 (b)		115,000	117,579
Spectrum Brands, Inc.
5.750%, due 07/15/25		30,000	30,788
Tenet Healthcare Corp.
6.750%, due 06/15/23		30,000	29,700
5.125%, due 11/01/27 (b)		60,000	58,950
Thermo Fisher Scientific, Inc.
0.750%, due 09/12/24	EUR	100,000	113,781
0.500%, due 03/01/28	EUR	100,000	110,113
United Rentals North America, Inc.
6.500%, due 12/15/26		$30,000	31,500
4.875%, due 01/15/28		250,000	256,250
4.000%, due 07/15/30		120,000	115,800
University of Notre Dame du Lac
1.637%, due 02/15/30		105,000	106,211
US Foods, Inc.
6.250%, due 04/15/25 (b)		5,000	5,088
Verscend Escrow Corp.
9.750%, due 08/15/26 (b)		92,000	99,015
Vizient, Inc.
6.250%, due 05/15/27 (b)		35,000	36,575
West Street Merger Sub, Inc.
6.375%, due 09/01/25 (b)		80,000	77,200
			10,193,508
Energy - 1.3%
Antero Midstream Partners LP
5.750%, due 03/01/27 (b)		20,000	16,000
Apache Corp.
4.375%, due 10/15/28		25,000	22,062
Archrock Partners LP
6.250%, due 04/01/28 (b)		30,000	27,300
Cheniere Energy Partners LP
5.250%, due 10/01/25		5,000	4,981
5.625%, due 10/01/26		85,000	84,363
Comstock Resources, Inc.
9.750%, due 08/15/26		25,000	23,375
Crestwood Midstream Partners LP
6.250%, due 04/01/23		25,000	22,250
5.750%, due 04/01/25		25,000	21,500
DCP Midstream Operating LP
5.625%, due 07/15/27		30,000	30,150
Delek Logistics Partners LP
6.750%, due 05/15/25		75,000	68,812
Energy Transfer Operating LP
4.750%, due 01/15/26		60,000	65,325
6.000%, due 06/15/48		175,000	181,563
7.125%, Perpetual (5 Year CMT Rate + 5.306%) (c)		175,000	149,625
Enterprise Products Operating LLC
3.125%, due 07/31/29		280,000	299,460
Enviva Partners LP
6.500%, due 01/15/26 (b)		30,000	31,200
EOG Resources, Inc.
4.375%, due 04/15/30		160,000	190,364
EQM Midstream Partners LP
6.000%, due 07/01/25 (b)		30,000	30,300
6.500%, due 07/01/27 (b)		50,000	51,063
EQT Corp.
6.125%, due 02/01/25		25,000	24,906
Exxon Mobil Corp.
2.610%, due 10/15/30		30,000	31,959
4.227%, due 03/19/40		20,000	24,064
3.095%, due 08/16/49		45,000	46,848
Gulfport Energy Corp.
6.375%, due 05/15/25		40,000	19,800
Hess Midstream Operations LP
5.625%, due 02/15/26 (b)		30,000	29,550
5.125%, due 06/15/28 (b)		50,000	48,000
Hilcorp Energy I LP
6.250%, due 11/01/28 (b)		35,000	28,350
Indigo Natural Resources LLC
6.875%, due 02/15/26 (b)		50,000	46,500
Kinder Morgan Energy Partners LP
6.950%, due 01/15/38		65,000	86,450
Kinder Morgan, Inc.
4.300%, due 06/01/25		85,000	95,171
5.200%, due 03/01/48		100,000	120,418
Magnolia Oil & Gas Operating LLC
6.000%, due 08/01/26 (b)		60,000	56,400
Marathon Petroleum Corp.
5.125%, due 12/15/26		80,000	92,400
Montage Resources Corp.
8.875%, due 07/15/23		25,000	19,750
Murphy Oil Corp.
5.750%, due 08/15/25		30,000	27,000
Oasis Petroleum, Inc.
6.875%, due 03/15/22 (d)		35,000	6,125
Occidental Petroleum Corp.
4.100%, due 02/01/21		40,000	40,100
2.700%, due 08/15/22		65,000	60,531
2.900%, due 08/15/24		95,000	81,225
3.500%, due 06/15/25		90,000	75,825
8.000%, due 07/15/25		20,000	20,050
3.500%, due 08/15/29		155,000	113,925
PBF Logistics LP
6.875%, due 05/15/23		30,000	28,575
Peabody Energy Corp.
6.000%, due 03/31/22 (b)		30,000	19,500
QEP Resources, Inc.
5.625%, due 03/01/26		30,000	18,750
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27		50,000	55,875
SunCoke Energy Partners LP
7.500%, due 06/15/25 (b)		45,000	37,800
Sunoco LP
5.500%, due 02/15/26		25,000	24,250
6.000%, due 04/15/27		35,000	35,000
Tallgrass Energy Partners LP
5.500%, due 01/15/28 (b)		30,000	25,950
Targa Resources Partners LP
5.500%, due 03/01/30 (b)		45,000	43,313
The Williams Cos., Inc.
4.500%, due 11/15/23		120,000	131,221
4.300%, due 03/04/24		75,000	81,750
4.550%, due 06/24/24		307,000	339,619
USA Compression Partners LP
6.875%, due 09/01/27		75,000	72,000
Valero Energy Corp.
3.400%, due 09/15/26		90,000	98,184
Viper Energy Partners LP
5.375%, due 11/01/27 (b)		30,000	29,250
Western Midstream Operating LP
3.100%, due 02/01/25		30,000	28,275
WPX Energy, Inc.
5.250%, due 10/15/27		30,000	27,975
5.875%, due 06/15/28		25,000	24,000
4.500%, due 01/15/30		25,000	22,000
			3,658,327
Financial - 3.9%
Air Lease Corp.
3.250%, due 03/01/25		95,000	94,876
Alexandria Real Estate Equities, Inc.
4.000%, due 01/15/24		150,000	165,498
Alliant Holdings Intermediate LLC
6.750%, due 10/15/27 (b)		30,000	29,850
Ally Financial, Inc.
5.750%, due 11/20/25		50,000	53,250
American Express Co.
3.400%, due 02/22/24		155,000	168,333
American International Group, Inc.
4.375%, due 01/15/55		60,000	69,473
American Tower Corp.
1.950%, due 05/22/26	EUR	100,000	119,249
3.950%, due 03/15/29		$85,000	96,693
Athene Global Funding
3.000%, due 07/01/22 (b)		90,000	92,117
Bank of America Corp.
1.319%, due 06/19/26 (SOFR Rate + 1.150%) (c)		260,000	260,650
3.419%, due 12/20/28 (3 Month U.S. LIBOR + 1.040%) (c)		101,000	112,502
3.974%, due 02/07/30 (3 Month U.S. LIBOR + 1.210%) (c)		80,000	93,131
2.884%, due 10/22/30 (3 Month U.S. LIBOR + 1.190%) (c)		200,000	216,424
Berkshire Hathaway Finance Corp.
2.375%, due 06/19/39	GBP	120,000	168,952
Berkshire Hathaway, Inc.
0.000%, due 03/12/25	EUR	200,000	222,369
Brookfield Finance LLC
3.450%, due 04/15/50		$30,000	28,829
Capital One Financial Corp.
1.480%, due 01/30/23 (3 Month U.S. LIBOR + 0.720%) (c)		170,000	166,635
Chubb INA Holdings, Inc.
0.300%, due 12/15/24	EUR	160,000	177,787
CIT Group, Inc.
5.800%, Perpetual (3 Month U.S. LIBOR + 3.972%) (c)		$35,000	26,950
Citigroup, Inc.
1.649%, due 05/04/21 (3 Month Bank Bill Swap Rate + 1.550%) (c)	AUD	245,000	170,144
0.111%, due 03/21/23 (3 Month EURIBOR + 0.500%) (c)	EUR	170,000	189,711
1.678%, due 05/15/24 (SOFR Rate + 1.667%) (c)		$190,000	193,064
1.486%, due 05/17/24 (3 Month U.S. LIBOR + 1.100%) (c)		180,000	180,121
4.125%, due 07/25/28		115,000	129,966
Crown Castle International Corp.
3.650%, due 09/01/27		90,000	100,419
3.800%, due 02/15/28		170,000	191,539
Cushman & Wakefield US Borrower LLC
6.750%, due 05/15/28 (b)		25,000	26,125
Discover Financial Services
4.100%, due 02/09/27		115,000	125,331
Equinix, Inc.
3.200%, due 11/18/29		105,000	113,865
2.150%, due 07/15/30		153,000	151,314
Equitable Holdings, Inc.
3.900%, due 04/20/23		145,000	154,783
ESH Hospitality, Inc.
5.250%, due 05/01/25 (b)		220,000	212,850
First Horizon Bank
5.750%, due 05/01/30		255,000	268,769
First Maryland Capital II
1.537%, due 02/01/27 (3 Month U.S. LIBOR + 0.850%) (c)		250,000	211,666
Freedom Mortgage Corp.
8.250%, due 04/15/25 (b)		20,000	19,775
GE Capital Funding LLC
4.400%, due 05/15/30 (b)		200,000	207,844
GTCR AP Finance, Inc.
8.000%, due 05/15/27 (b)		35,000	35,919
Icahn Enterprises LP
5.250%, due 05/15/27		30,000	28,950
Iron Mountain, Inc.
5.250%, due 07/15/30 (b)		30,000	29,362
JPMorgan Chase & Co.
1.418%, due 06/07/21 (3 Month U.S. LIBOR + 1.100%) (c)		90,000	90,557
2.005%, due 03/13/26 (SOFR Rate + 1.585%) (c)		210,000	217,350
2.083%, due 04/22/26 (SOFR Rate + 1.850%) (c)		365,000	378,230
3.625%, due 12/01/27		85,000	93,690
4.600%, Perpetual (SOFR Rate + 3.125%) (c)		200,000	178,250
LPL Holdings, Inc.
4.625%, due 11/15/27 (b)		30,000	29,625
MGIC Investment Corp.
5.750%, due 08/15/23		135,000	138,712
MGM Growth Properties Operating Partnership LP
5.625%, due 05/01/24		50,000	51,875
Morgan Stanley
3.737%, due 04/24/24 (3 Month U.S. LIBOR + 0.847%) (c)		155,000	167,079
MPT Operating Partnership LP
5.250%, due 08/01/26		55,000	56,925
5.000%, due 10/15/27		50,000	51,375
Nationstar Mortgage Holdings, Inc.
8.125%, due 07/15/23 (b)		45,000	46,181
6.000%, due 01/15/27 (b)		230,000	220,225
Navient Corp.
5.000%, due 03/15/27		50,000	41,750
NFP Corp.
6.875%, due 07/15/25 (b)		55,000	54,175
Prudential Financial, Inc.
3.905%, due 12/07/47		85,000	97,451
Public Storage
3.385%, due 05/01/29		80,000	92,327
Quicken Loans LLC
5.250%, due 01/15/28 (b)		30,000	31,192
Realogy Group LLC
5.250%, due 12/01/21 (b)		30,000	30,413
7.625%, due 06/15/25 (b)		15,000	15,000
Santander Holdings USA, Inc.
3.400%, due 01/18/23		175,000	181,771
SBA Communications Corp.
4.875%, due 09/01/24		33,000	33,784
3.875%, due 02/15/27 (b)		410,000	407,950
Springleaf Finance Corp.
6.625%, due 01/15/28		70,000	68,950
Stifel Financial Corp.
4.000%, due 05/15/30		155,000	163,569
Synchrony Financial
3.950%, due 12/01/27		90,000	93,655
Synovus Financial Corp.
5.750%, due 12/15/25 (3 Month U.S. LIBOR + 4.182%) (c)		300,000	289,617
The Goldman Sachs Group, Inc.
3.625%, due 02/20/24		155,000	168,363
1.375%, due 05/15/24	EUR	150,000	171,676
2.000%, due 11/01/28	EUR	75,000	91,086
Truist Financial Corp.
3.875%, due 03/19/29		$115,000	130,055
US Bancorp
3.375%, due 02/05/24		99,000	108,116
0.850%, due 06/07/24	EUR	545,000	620,913
3.000%, due 07/30/29		$175,000	190,336
USB Capital IX
3.500%, Perpetual (3 Month U.S. LIBOR + 1.020%) (c)		310,000	257,300
VICI Properties LP
3.750%, due 02/15/27 (b)		5,000	4,700
4.625%, due 12/01/29 (b)		70,000	68,425
4.125%, due 08/15/30 (b)		170,000	162,138
Wachovia Capital Trust III
5.570%, Perpetual (3 Month U.S. LIBOR + 0.930%) (c)		345,000	332,494
Wells Fargo & Co.
1.433%, due 07/27/21 (3 Month Bank Bill Swap Rate + 1.320%) (c)	AUD	200,000	138,783
3.250%, due 04/27/22	AUD	200,000	143,053
4.750%, due 12/07/46		$175,000	223,735
Willis North America, Inc.
4.500%, due 09/15/28		75,000	87,133
			11,325,069
Industrial - 1.8%
Advanced Disposal Services, Inc.
5.625%, due 11/15/24 (b)		50,000	51,875
AECOM
5.875%, due 10/15/24		235,000	252,625
5.125%, due 03/15/27		265,000	284,875
Amsted Industries, Inc.
5.625%, due 07/01/27 (b)		30,000	30,900
Ball Corp.
4.000%, due 11/15/23		360,000	373,500
5.250%, due 07/01/25		275,000	300,781
4.875%, due 03/15/26		255,000	277,313
Berry Global, Inc.
5.625%, due 07/15/27 (b)		285,000	293,550
BMC East LLC
5.500%, due 10/01/24 (b)		25,000	25,187
BNSF Funding Trust I
6.613%, due 12/15/55 (3 Month U.S. LIBOR + 2.350%) (c)		107,000	116,036
Builders FirstSource, Inc.
6.750%, due 06/01/27 (b)		73,000	74,733
5.000%, due 03/01/30 (b)		45,000	42,244
Burlington Northern Santa Fe LLC
4.450%, due 03/15/43		10,000	12,854
3.050%, due 02/15/51		85,000	91,258
BWX Technologies, Inc.
4.125%, due 06/30/28 (b)		20,000	19,950
Cargo Aircraft Management, Inc.
4.750%, due 02/01/28 (b)		30,000	29,737
Clark Equipment Co.
5.875%, due 06/01/25 (b)		25,000	25,562
Clean Harbors, Inc.
5.125%, due 07/15/29 (b)		30,000	30,975
Crown Americas LLC
4.500%, due 01/15/23		190,000	194,750
Crown Cork & Seal Co., Inc.
7.375%, due 12/15/26		175,000	204,750
CSX Corp.
3.800%, due 11/01/46		75,000	86,206
4.500%, due 08/01/54		25,000	31,963
Energizer Holdings, Inc.
4.750%, due 06/15/28 (b)		50,000	48,875
FedEx Corp.
4.950%, due 10/17/48		210,000	243,485
Flex Acquisition Co., Inc.
6.875%, due 01/15/25 (b)		45,000	43,144
Gates Global LLC
6.250%, due 01/15/26 (b)		25,000	24,781
Granite US Holdings Corp.
11.000%, due 10/01/27 (b)		30,000	29,250
Griffon Corp.
5.750%, due 03/01/28		30,000	29,625
John Deere Capital Corp.
3.450%, due 01/10/24		140,000	152,774
2.600%, due 03/07/24		30,000	31,938
Koppers, Inc.
6.000%, due 02/15/25 (b)		50,000	48,562
Lockheed Martin Corp.
4.700%, due 05/15/46		130,000	178,316
Owens Corning
3.950%, due 08/15/29		105,000	113,718
4.400%, due 01/30/48		85,000	87,340
Packaging Corp. of America
3.000%, due 12/15/29		90,000	97,409
Penske Truck Leasing Co. LP
4.200%, due 04/01/27 (b)		90,000	97,077
PGT Innovations, Inc.
6.750%, due 08/01/26 (b)		50,000	51,125
Plastipak Holdings, Inc.
6.250%, due 10/15/25 (b)		30,000	29,062
Reynolds Group Issuer, Inc.
5.125%, due 07/15/23 (b)		30,000	30,150
Sealed Air Corp.
5.500%, due 09/15/25 (b)		30,000	32,400
Silgan Holdings, Inc.
4.125%, due 02/01/28 (b)		65,000	64,431
SSL Robotics LLC
9.750%, due 12/31/23 (b)		25,000	26,813
Standard Industries, Inc.
5.000%, due 02/15/27 (b)		50,000	50,750
Stevens Holding Co., Inc.
6.125%, due 10/01/26 (b)		30,000	31,350
Summit Materials LLC
5.125%, due 06/01/25 (b)		30,000	29,625
The Boeing Co.
5.040%, due 05/01/27		205,000	226,058
5.150%, due 05/01/30		205,000	228,526
The Kenan Advantage Group, Inc.
7.875%, due 07/31/23 (b)		5,000	4,450
TransDigm, Inc.
6.500%, due 05/15/25		25,000	23,375
8.000%, due 12/15/25 (b)		5,000	5,244
6.250%, due 03/15/26 (b)		50,000	49,875
6.375%, due 06/15/26		15,000	13,687
5.500%, due 11/15/27		65,000	56,713
Triumph Group, Inc.
7.750%, due 08/15/25		25,000	18,938
Waste Management, Inc.
4.000%, due 07/15/39		85,000	87,491
WRKCo, Inc.
3.750%, due 03/15/25		75,000	83,236
			5,221,217
Technology - 1.3%
Apple, Inc.
0.875%, due 05/24/25	EUR	215,000	252,438
3.250%, due 02/23/26		$175,000	196,463
4.650%, due 02/23/46		140,000	191,133
Ascend Learning LLC
6.875%, due 08/01/25 (b)		25,000	25,187
Broadcom Corp.
3.875%, due 01/15/27		60,000	64,868
Broadcom, Inc.
4.750%, due 04/15/29 (b)		216,000	245,108
4.150%, due 11/15/30 (b)		195,000	212,010
Castle US Holding Corp.
9.500%, due 02/15/28 (b)		30,000	27,750
CDW LLC
5.000%, due 09/01/25		35,000	35,963
Change Healthcare Holdings LLC
5.750%, due 03/01/25 (b)		50,000	49,375
Dell International LLC
7.125%, due 06/15/24 (b)		25,000	25,875
5.300%, due 10/01/29 (b)		280,000	307,616
8.350%, due 07/15/46 (b)		212,000	280,053
Donnelley Financial Solutions, Inc.
8.250%, due 10/15/24		25,000	24,625
DXC Technology Co.
4.000%, due 04/15/23		25,000	26,152
4.125%, due 04/15/25		55,000	58,648
Fidelity National Information Services, Inc.
1.500%, due 05/21/27	EUR	100,000	116,059
1.000%, due 12/03/28	EUR	100,000	111,018
Fiserv, Inc.
1.125%, due 07/01/27	EUR	100,000	113,546
Genesys Telecommunications Laboratories, Inc.
10.000%, due 11/30/24 (b)		$60,000	62,550
Microchip Technology, Inc.
4.250%, due 09/01/25 (b)		30,000	30,113
MSCI, Inc.
4.750%, due 08/01/26 (b)		50,000	51,813
4.000%, due 11/15/29 (b)		70,000	71,400
3.625%, due 09/01/30 (b)		60,000	59,475
3.875%, due 02/15/31 (b)		135,000	137,700
MTS Systems Corp.
5.750%, due 08/15/27 (b)		30,000	27,525
NetApp, Inc.
1.875%, due 06/22/25		95,000	96,328
Oracle Corp.
2.500%, due 05/15/22		185,000	191,273
3.600%, due 04/01/50		80,000	89,344
RP Crown Parent LLC
7.375%, due 10/15/24 (b)		25,000	24,875
Science Applications International Corp.
4.875%, due 04/01/28 (b)		20,000	19,900
SS&C Technologies, Inc.
5.500%, due 09/30/27 (b)		260,000	265,200
Tempo Acquisition LLC
6.750%, due 06/01/25 (b)		30,000	30,375
Texas Instruments, Inc.
3.875%, due 03/15/39		20,000	24,713
Xilinx, Inc.
2.375%, due 06/01/30		85,000	87,680
			3,634,151
Utilities - 1.1%
American Electric Power Co., Inc.
3.250%, due 03/01/50		30,000	31,313
Calpine Corp.
5.125%, due 03/15/28 (b)		40,000	39,100
Clearway Energy Operating LLC
4.750%, due 03/15/28 (b)		25,000	25,375
Dominion Energy, Inc.
4.650%, Perpetual (5 Year CMT Rate + 2.993%) (c)		180,000	175,725
DPL, Inc.
4.125%, due 07/01/25 (b)		270,000	270,000
Duke Energy Corp.
4.875%, Perpetual (5 Year CMT Rate + 3.388%) (c)		150,000	149,813
Duke Energy Indiana LLC
3.750%, due 05/15/46		35,000	40,946
Entergy Louisiana LLC
2.900%, due 03/15/51		18,000	18,575
Essential Utilities, Inc.
2.704%, due 04/15/30		105,000	110,034
Georgia Power Co.
2.200%, due 09/15/24		90,000	94,356
Mississippi Power Co.
4.250%, due 03/15/42		120,000	141,567
Monongahela Power Co.
5.400%, due 12/15/43 (b)		100,000	140,515
NextEra Energy Capital Holdings, Inc.
2.403%, due 09/01/21		230,000	234,595
2.250%, due 06/01/30		105,000	107,656
5.650%, due 05/01/79 (3 Month U.S. LIBOR + 3.156%) (c)		110,000	119,900
NRG Energy, Inc.
6.625%, due 01/15/27		330,000	344,437
5.750%, due 01/15/28		65,000	68,494
5.250%, due 06/15/29 (b)		140,000	147,000
NRG Energy, Inc. CVRT
2.750%, due 06/01/48		200,000	203,274
Pacific Gas and Electric Co.
2.100%, due 08/01/27		155,000	153,041
PG&E Corp.
5.000%, due 07/01/28		20,000	19,875
5.250%, due 07/01/30		30,000	30,188
Pinnacle West Capital Corp.
1.300%, due 06/15/25		90,000	90,803
Southern California Edison Co.
3.650%, due 02/01/50		15,000	16,438
The Brooklyn Union Gas Co.
4.487%, due 03/04/49 (b)		70,000	85,691
The East Ohio Gas Co.
3.000%, due 06/15/50 (b)		100,000	99,895
Vistra Operations Co. LLC
3.550%, due 07/15/24 (b)		175,000	179,375
5.625%, due 02/15/27 (b)		144,000	147,780
5.000%, due 07/31/27 (b)		55,000	55,756
			3,341,517
Total Corporate Bonds (Cost $54,903,738)			$55,965,257

FOREIGN BONDS - 19.8%
Argentina - 0.2%
Banco Macro SA
6.750%, due 11/04/26 (5 Year USD Swap Rate + 5.463%) (c)(e)		550,000	$442,062
Australia - 0.2%
Asian Development Bank
5.000%, due 03/09/22	AUD	110,000	81,659
Commonwealth Bank of Australia
3.900%, due 07/12/47 (b)		$80,000	95,289
International Bank for Reconstruction & Development
2.800%, due 01/13/21	AUD	220,000	153,763
Queensland Treasury Corp.
5.500%, due 06/21/21	AUD	335,000	242,832
			573,543
Austria - 0.2%
JBS Investments II GmbH
7.000%, due 01/15/26 (b)		$200,000	209,000
Republic of Austria Government Bond
0.500%, due 02/20/29 (b)	EUR	290,000	347,871
			556,871
Bermuda - 0.4%
Credicorp Ltd.
2.750%, due 06/17/25 (b)		$200,000	199,074
Digicel Group 0.5 Ltd.
8.000%, due 04/01/25 (b)(d)		61,467	15,367
Digicel Group 0.5 Ltd. CVRT
7.000%, Perpetual (b)(d)		91,897	7,811
Geopark Ltd.
6.500%, due 09/21/24		600,000	550,500
Nabors Industries Ltd.
7.250%, due 01/15/26 (b)		25,000	15,500
Ooredoo International Finance Ltd.
3.250%, due 02/21/23		400,000	417,000
Viking Cruises Ltd.
13.000%, due 05/15/25 (b)		35,000	36,925
5.875%, due 09/15/27 (b)		100,000	59,000
			1,301,177
Brazil - 0.2%
Banco BTG Pactual SA
7.750%, due 02/15/29 (5 Year CMT Rate + 5.257%) (b)(c)		400,000	405,000
Natura Cosmeticos SA
5.375%, due 02/01/23 (b)		200,000	202,750
			607,750
Britain - 0.5%
European Investment Bank
0.413%, due 06/29/23 (SONIA Rate + 0.350%) (c)	GBP	100,000	124,285
Royal Bank of Scotland Group PLC
6.000%, Perpetual (5 Year CMT Rate + 5.625%) (c)		$200,000	203,000
United Kingdom Gilt
3.750%, due 09/07/20	GBP	140,000	174,653
0.500%, due 07/22/22	GBP	165,000	206,884
Vedanta Resources Finance II PLC
9.250%, due 04/23/26 (b)		$200,000	143,250
Vedanta Resources Ltd.
6.125%, due 08/09/24		400,000	275,000
Virgin Media Finance PLC
5.000%, due 07/15/30 (b)		200,000	195,250
			1,322,322
British Virgin Islands - 0.4%
Radiant Access Ltd.
4.600%, Perpetual		400,000	397,000
Sinopec Group Overseas Development 2018 Ltd.
2.700%, due 05/13/30 (b)		400,000	410,203
Star Energy Geothermal Wayang Windu Ltd.
6.750%, due 04/24/33		272,100	282,644
			1,089,847
Canada - 2.9%
1011778 BC ULC
4.250%, due 05/15/24 (b)		345,000	342,412
5.750%, due 04/15/25 (b)		105,000	110,250
5.000%, due 10/15/25 (b)		370,000	368,150
3.875%, due 01/15/28 (b)		265,000	256,719
ATS Automation Tooling Systems, Inc.
6.500%, due 06/15/23 (b)		50,000	50,687
Bank of Montreal
3.803%, due 12/15/32 (5 Year USD Swap Rate + 1.432%) (c)		90,000	95,963
Bausch Health Cos., Inc.
5.875%, due 05/15/23 (b)		131,000	130,673
6.125%, due 04/15/25 (b)		144,000	145,980
5.500%, due 11/01/25 (b)		115,000	117,875
9.000%, due 12/15/25 (b)		95,000	102,600
5.000%, due 01/30/28 (b)		400,000	376,500
6.250%, due 02/15/29 (b)		270,000	271,350
5.250%, due 01/30/30 (b)		480,000	458,400
Bombardier, Inc.
8.750%, due 12/01/21 (b)		30,000	24,150
6.000%, due 10/15/22 (b)		35,000	24,500
Canacol Energy Ltd.
7.250%, due 05/03/25 (b)		200,000	202,500
7.250%, due 05/03/25		400,000	405,000
Canada Housing Trust No. 1
2.350%, due 06/15/23 (b)	CAD	325,000	252,339
Canadian Government Bond
2.250%, due 03/01/24	CAD	691,000	544,941
1.500%, due 09/01/24	CAD	210,000	162,118
Cascades, Inc.
5.375%, due 01/15/28 (b)		$25,000	25,250
Cenovus Energy, Inc.
5.250%, due 06/15/37		175,000	151,179
Enbridge, Inc.
4.250%, due 12/01/26		390,000	443,670
Garda World Security Corp.
8.750%, due 05/15/25 (b)		70,000	70,700
GFL Environmental, Inc.
4.250%, due 06/01/25 (b)		35,000	35,306
5.125%, due 12/15/26 (b)		50,000	51,500
8.500%, due 05/01/27 (b)		27,000	29,363
International Bank for Reconstruction & Development
1.900%, due 01/16/25	CAD	260,000	201,483
Mattamy Group Corp.
4.625%, due 03/01/30 (b)		$45,000	43,322
MDC Partners, Inc.
6.500%, due 05/01/24 (b)		30,000	27,900
MEG Energy Corp.
7.000%, due 03/31/24 (b)		12,000	10,200
7.125%, due 02/01/27 (b)		60,000	49,800
MEGlobal Canada ULC
5.000%, due 05/18/25 (b)		400,000	431,500
National Bank of Canada
2.150%, due 10/07/22 (b)		250,000	255,989
Norbord, Inc.
5.750%, due 07/15/27 (b)		25,000	25,531
Nutrien Ltd.
4.200%, due 04/01/29		85,000	98,066
Open Text Corp.
5.875%, due 06/01/26 (b)		50,000	51,750
3.875%, due 02/15/28 (b)		30,000	28,875
Parkland Corp.
5.875%, due 07/15/27 (b)		85,000	87,656
Province of Ontario Canada
2.900%, due 06/02/28	CAD	220,000	182,950
3.450%, due 06/02/45	CAD	195,000	186,056
Province of Quebec Canada
3.000%, due 09/01/23	CAD	325,000	257,649
1.500%, due 12/15/23	GBP	105,000	134,607
3.750%, due 09/01/24	CAD	240,000	198,776
0.200%, due 04/07/25	EUR	200,000	227,685
Suncor Energy, Inc.
3.100%, due 05/15/25		$110,000	117,497
Teck Resources Ltd.
5.200%, due 03/01/42		25,000	24,285
Telesat LLC
6.500%, due 10/15/27 (b)		15,000	14,775
Tervita Corp.
7.625%, due 12/01/21 (b)		45,000	35,888
The Bank of Nova Scotia
1.625%, due 05/01/23		140,000	143,163
3.400%, due 02/11/24		160,000	173,511
TransCanada PipeLines Ltd.
4.250%, due 05/15/28		85,000	97,222
Transcanada Trust
5.500%, due 09/15/79 (3 Month U.S. LIBOR + 4.154%) (c)		148,000	147,630
			8,503,841
Cayman Islands - 1.0%
Avolon Holdings Funding Ltd.
3.250%, due 02/15/27 (b)		120,000	97,200
Baidu, Inc.
3.425%, due 04/07/30		200,000	214,897
CK Hutchison International 20 Ltd.
2.500%, due 05/08/30 (b)		200,000	204,255
Cosan Overseas Ltd.
8.250%, Perpetual		200,000	201,000
CSN Islands XII Corp.
7.000%, Perpetual		500,000	372,500
Global Aircraft Leasing Co. Ltd.
6.500%, due 09/15/24 (b)		45,000	31,725
Gran Tierra Energy International Holdings Ltd.
6.250%, due 02/15/25		400,000	177,500
Grupo Aval Ltd.
4.375%, due 02/04/30		200,000	189,250
JD.com, Inc.
3.375%, due 01/14/30		400,000	426,744
Latam Finance Ltd.
6.875%, due 04/11/24		200,000	56,000
7.000%, due 03/01/26 (b)		200,000	54,500
SPARC EM SPC Panama Metro Line 2 SP
0.000%, due 12/05/22 (b)		126,824	122,069
0.000%, due 12/05/22		126,824	122,068
Tecnoglass, Inc.
8.200%, due 01/31/22		200,000	194,250
Tencent Holdings Ltd.
2.390%, due 06/03/30 (b)		300,000	300,849
Transocean Poseidon Ltd.
6.875%, due 02/01/27 (b)		75,000	64,875
Transocean, Inc.
8.000%, due 02/01/27 (b)		30,000	16,500
6.800%, due 03/15/38 (d)		30,000	8,100
			2,854,282
Chile - 0.7%
AES Gener SA
7.125%, due 03/26/79 (5 Year USD Swap Rate + 4.644%) (b)(c)		400,000	413,500
7.125%, due 03/26/79 (5 Year USD Swap Rate + 4.644%) (c)		200,000	206,750
Chile Government International Bond
2.450%, due 01/31/31		200,000	205,684
Corp Nacional del Cobre de Chile
3.750%, due 01/15/31 (b)		200,000	216,000
Empresa Electrica Angamos SA
4.875%, due 05/25/29		156,500	162,913
Empresa Electrica Guacolda SA
4.560%, due 04/30/25		400,000	330,312
Engie Energia Chile SA
4.500%, due 01/29/25		200,000	215,966
GNL Quintero SA
4.634%, due 07/31/29		200,000	213,418
			1,964,543
Colombia - 0.2%
Bancolombia SA
4.625%, due 12/18/29 (5 Year CMT Rate + 2.944%) (c)		200,000	188,500
Ecopetrol SA
6.875%, due 04/29/30		150,000	172,500
Grupo Energia Bogota SA ESP
4.875%, due 05/15/30 (b)		200,000	210,500
			571,500
Dominican Republic - 0.2%
Banco de Reservas de la Republica Dominicana
7.000%, due 02/01/23		300,000	298,500
Dominican Republic International Bond
4.500%, due 01/30/30 (b)		150,000	135,375
6.400%, due 06/05/49 (b)		150,000	136,500
			570,375
Finland - 0.1%
Finland Government Bond
0.500%, due 09/15/28 (b)	EUR	195,000	234,292
France - 0.1%
Societe Generale SA
8.000%, Perpetual (5 Year ICE Mid-Market Swap Rate + 5.873%) (b)(c)		$200,000	223,000
Total Capital International SA
3.386%, due 06/29/60		85,000	86,886
			309,886
Germany - 0.3%
Deutsche Bank AG
6.000%, Perpetual (5 Year CMT Rate + 4.524%) (c)		200,000	164,500
Kreditanstalt fuer Wiederaufbau
6.000%, due 08/20/20	AUD	240,000	166,897
2.125%, due 08/15/23	EUR	260,000	316,818
0.000%, due 09/15/23	EUR	80,000	91,487
Vertical Holdco GmbH
7.625%, due 07/15/28 (b)		$5,000	5,000
			744,702
Greece - 0.1%
Hellenic Republic Government Bond
2.000%, due 04/22/27 (b)	EUR	145,000	174,416
1.500%, due 06/18/30 (b)	EUR	140,000	161,049
			335,465
India - 0.4%
Adani Green Energy UP Ltd.
6.250%, due 12/10/24 (b)		$200,000	208,750
Adani Ports & Special Economic Zone Ltd.
3.375%, due 07/24/24		200,000	197,953
Indian Oil Corp. Ltd.
5.750%, due 08/01/23		300,000	323,562
Indian Railway Finance Corp. Ltd.
3.249%, due 02/13/30 (b)		200,000	199,688
NTPC Ltd.
7.250%, due 05/03/22	INR	10,000,000	132,506
			1,062,459
Indonesia - 1.4%
Indonesia Asahan Aluminium Persero PT
4.750%, due 05/15/25 (b)		$225,000	241,031
Indonesia Government International Bond
2.625%, due 06/14/23 (b)	EUR	150,000	174,852
2.150%, due 07/18/24 (b)	EUR	150,000	173,364
3.850%, due 10/15/30		$700,000	777,907
4.450%, due 04/15/70		200,000	229,745
Indonesia Treasury Bond
5.625%, due 05/15/23	IDR	395,000,000	27,275
8.375%, due 03/15/24	IDR	2,879,000,000	214,358
6.500%, due 06/15/25	IDR	1,913,000,000	133,729
8.375%, due 09/15/26	IDR	1,606,000,000	121,262
6.125%, due 05/15/28	IDR	2,889,000,000	189,661
9.000%, due 03/15/29	IDR	1,457,000,000	113,082
8.250%, due 05/15/29	IDR	283,000,000	21,154
8.750%, due 05/15/31	IDR	3,000,000,000	227,694
6.625%, due 05/15/33	IDR	419,000,000	26,806
7.500%, due 06/15/35	IDR	1,015,000,000	70,059
7.500%, due 05/15/38	IDR	1,447,000,000	99,512
International Bank for Reconstruction & Development
7.450%, due 08/20/21	IDR	2,760,000,000	192,180
Jasa Marga Persero Tbk PT
7.500%, due 12/11/20 (b)	IDR	1,500,000,000	104,556
Pelabuhan Indonesia II PT
4.250%, due 05/05/25 (b)		$200,000	210,250
Pertamina Persero PT
4.300%, due 05/20/23 (b)		200,000	211,250
Perusahaan Penerbit SBSN Indonesia III
4.150%, due 03/29/27 (b)		200,000	217,500
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.125%, due 05/15/27 (b)		250,000	264,688
			4,041,915
Ireland - 0.5%
Ardagh Packaging Finance PLC
5.250%, due 08/15/27 (b)		200,000	196,250
Cimpress PLC
7.000%, due 06/15/26 (b)		180,000	165,600
Ireland Government Bond
3.900%, due 03/20/23	EUR	165,000	207,789
3.400%, due 03/18/24	EUR	465,000	597,602
LCPR Senior Secured Financing DAC
6.750%, due 10/15/27 (b)		$255,000	260,100
			1,427,341
Israel - 0.2%
Delek & Avner Tamar Bond Ltd.
5.082%, due 12/30/23 (b)		100,000	99,595
5.412%, due 12/30/25 (b)		100,000	97,564
Israel Electric Corp. Ltd.
6.875%, due 06/21/23 (b)		200,000	228,608
5.000%, due 11/12/24 (b)		200,000	223,884
			649,651
Italy - 0.1%
Italy Buoni Poliennali Del Tesoro
4.750%, due 08/01/23 (b)	EUR	170,000	217,103
Japan - 0.4%
Japan Government Five Year Bond
0.100%, due 12/20/23	JPY	90,400,000	843,979
Mitsubishi UFJ Financial Group, Inc.
1.084%, due 03/02/23 (3 Month U.S. LIBOR + 0.740%) (c)		$165,000	163,787
Sony Corp. CVRT
0.000%, due 09/30/22	JPY	16,000,000	219,603
			1,227,369
Jersey - 0.0% (f)
Walnut Bidco PLC
6.750%, due 08/01/24 (b)	EUR	105,000	113,248
Luxembourg - 0.8%
Allergan Funding SCS
1.250%, due 06/01/24	EUR	100,000	113,047
2.625%, due 11/15/28	EUR	100,000	124,132
Altice Financing SA
7.500%, due 05/15/26 (b)		$200,000	209,500
Becton Dickinson Euro Finance Sarl
1.208%, due 06/04/26	EUR	145,000	163,392
Camelot Finance SA
4.500%, due 11/01/26 (b)		$70,000	69,825
CSN Resources SA
7.625%, due 04/17/26 (b)		200,000	175,000
DH Europe Finance II Sarl
0.450%, due 03/18/28	EUR	310,000	339,974
European Financial Stability Facility
1.875%, due 05/23/23	EUR	125,000	150,489
0.125%, due 10/17/23	EUR	200,000	229,620
Gilex Holding Sarl
8.500%, due 05/02/23 (b)		$150,000	147,375
8.500%, due 05/02/23		150,000	147,375
Intelsat Jackson Holdings SA
8.500%, due 10/15/24 (b)		35,000	21,000
Swiss Insured Brazil Power Finance Sarl
9.850%, due 07/16/32 (b)	BRL	1,490,000	308,242
Telecom Italia Capital SA
6.375%, due 11/15/33		$30,000	33,750
			2,232,721
Malaysia - 0.5%
Malaysia Government Bond
4.160%, due 07/15/21	MYR	1,045,000	249,115
4.059%, due 09/30/24	MYR	875,000	217,290
3.882%, due 03/14/25	MYR	430,000	106,354
3.899%, due 11/16/27	MYR	600,000	149,969
3.733%, due 06/15/28	MYR	400,000	98,834
3.844%, due 04/15/33	MYR	980,000	240,390
3.828%, due 07/05/34	MYR	360,000	88,707
Petronas Capital Ltd.
3.500%, due 04/21/30 (b)		$200,000	222,008
			1,372,667
Mauritius - 0.1%
Network i2i Ltd.
5.650%, Perpetual (5 Year CMT Rate + 4.277%) (b)(c)		200,000	193,750
UPL Corp. Ltd.
3.250%, due 10/13/21		200,000	200,000
			393,750
Mexico - 1.3%
Banco Actinver SA
9.500%, due 12/18/32 (b)	MXN	3,000,000	101,318
Banco Mercantil del Norte SA
6.875%, Perpetual (5 Year CMT Rate + 5.035%) (c)		$400,000	384,500
7.625%, Perpetual (10 Year CMT Rate + 5.353%) (c)		400,000	384,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375%, due 04/17/25 (b)		200,000	219,000
BBVA Bancomer SA
5.125%, due 01/18/33 (5 Year CMT Rate + 2.650%) (c)		300,000	279,750
Cemex SAB de CV
6.125%, due 05/05/25 (e)		200,000	193,704
Cometa Energia SA de CV
6.375%, due 04/24/35		380,000	396,139
Credito Real SAB de CV SOFOM ER
9.125%, Perpetual (5 Year CMT Rate + 7.026%) (c)		200,000	170,250
Mexarrend SAPI de CV
10.250%, due 07/24/24 (b)		200,000	167,250
Mexican Bonos
7.750%, due 05/29/31	MXN	3,740,000	184,536
Mexico Government International Bond
4.750%, due 04/27/32		$200,000	218,990
5.000%, due 04/27/51		200,000	215,783
Operadora de Servicios Mega SA de CV Sofom ER
8.250%, due 02/11/25 (b)		200,000	186,000
Unifin Financiera SAB de CV
8.875%, Perpetual (5 Year CMT Rate + 6.308%) (c)		800,000	534,000
			3,635,220
Netherlands - 1.2%
AES Andres BV
7.950%, due 05/11/26 (b)		500,000	503,750
BMW Finance NV
1.000%, due 11/14/24	EUR	75,000	86,317
BNG Bank NV
0.250%, due 06/07/24	EUR	120,000	137,897
Greenko Dutch BV
5.250%, due 07/24/24 (b)		$200,000	198,000
Minejesa Capital BV
4.625%, due 08/10/30		400,000	406,680
5.625%, due 08/10/37		200,000	205,000
NXP BV
3.875%, due 06/18/26 (b)		85,000	94,684
Petrobras Global Finance BV
5.999%, due 01/27/28		45,000	47,138
5.750%, due 02/01/29		180,000	184,950
5.093%, due 01/15/30 (b)		467,000	464,081
6.900%, due 03/19/49		210,000	219,975
Syngenta Finance NV
5.676%, due 04/24/48		600,000	610,500
VTR Finance NV
6.375%, due 07/15/28 (b)		200,000	205,000
			3,363,972
New Zealand - 0.2%
International Bank for Reconstruction & Development
3.500%, due 01/22/21	NZD	150,000	98,446
4.625%, due 10/06/21	NZD	145,000	98,500
3.375%, due 01/25/22	NZD	370,000	249,456
			446,402
Norway - 0.6%
Aker BP ASA
4.750%, due 06/15/24 (b)		$155,000	155,581
3.750%, due 01/15/30 (b)		185,000	174,594
European Investment Bank
1.500%, due 05/12/22	NOK	1,920,000	203,489
Nordea Eiendomskreditt AS
0.660%, due 06/21/23 (3 Month NIBOR + 0.300%) (c)	NOK	1,000,000	104,174
0.710%, due 06/19/24 (3 Month NIBOR + 0.340%) (c)	NOK	1,000,000	104,070
Nordic Investment Bank
1.500%, due 01/24/22	NOK	1,000,000	105,587
Norway Government Bond
3.750%, due 05/25/21 (b)	NOK	4,950,000	530,935
2.000%, due 05/24/23 (b)	NOK	4,400,000	481,084
			1,859,514
Panama - 0.3%
Aeropuerto Internacional de Tocumen SA
5.625%, due 05/18/36		$200,000	214,500
Carnival Corp.
11.500%, due 04/01/23 (b)		10,000	10,825
Multibank, Inc.
4.375%, due 11/09/22		200,000	199,978
Panama Government International Bond
4.000%, due 09/22/24		400,000	434,000
			859,303
Peru - 0.7%
Banco de Credito del Peru
6.125%, due 04/24/27 (3 Month U.S. LIBOR + 7.043%) (c)		150,000	159,750
3.125%, due 07/01/30 (5 Year CMT Rate + 3.000%) (b)(c)		200,000	198,020
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.375%, due 06/01/28		400,000	388,000
Peru Government Bond
6.150%, due 08/12/32 (b)	PEN	526,000	169,925
6.850%, due 02/12/42	PEN	525,000	178,023
Peru LNG Srl
5.375%, due 03/22/30		$400,000	316,000
Peruvian Government International Bond
2.392%, due 01/23/26		120,000	125,245
2.783%, due 01/23/31		300,000	319,108
Petroleos del Peru SA
5.625%, due 06/19/47 (b)		200,000	235,500
Scotiabank Peru SAA
4.500%, due 12/13/27 (3 Month U.S. LIBOR + 3.856%) (c)		80,000	81,654
			2,171,225
Philippines - 0.4%
BDO Unibank, Inc.
2.950%, due 03/06/23		300,000	308,226
Philippine Government International Bond
4.950%, due 01/15/21	PHP	5,000,000	100,575
0.875%, due 05/17/27	EUR	285,000	314,151
2.457%, due 05/05/30		$200,000	209,495
6.250%, due 01/14/36	PHP	5,000,000	122,900
Union Bank of the Philippines
3.369%, due 11/29/22		$200,000	207,170
			1,262,517
Portugal - 0.4%
Portugal Government International Bond
5.125%, due 10/15/24 (b)		345,000	402,787
Portugal Obrigacoes do Tesouro OT
3.850%, due 04/15/21 (b)	EUR	315,000	366,071
0.700%, due 10/15/27 (b)	EUR	85,000	99,017
2.125%, due 10/17/28 (b)	EUR	300,000	387,505
			1,255,380
Puerto Rico - 0.1%
Popular, Inc.
6.125%, due 09/14/23		$290,000	296,525
Qatar - 0.3%
Qatar Government International Bond
3.875%, due 04/23/23		200,000	214,223
3.375%, due 03/14/24		400,000	427,994
4.000%, due 03/14/29 (b)		200,000	229,935
			872,152
Saudi Arabia - 0.5%
Saudi Arabian Oil Co.
3.500%, due 04/16/29 (b)		200,000	215,594
4.250%, due 04/16/39 (b)		200,000	222,804
4.375%, due 04/16/49 (b)		200,000	225,704
Saudi Government International Bond
2.375%, due 10/26/21		400,000	405,612
2.900%, due 10/22/25 (b)		450,000	477,095
			1,546,809
Singapore - 1.1%
BOC Aviation Ltd.
2.750%, due 09/18/22 (b)		200,000	200,963
DBS Group Holdings Ltd.
3.600%, Perpetual (5 Year USD Swap Rate + 2.390%) (c)		200,000	200,500
Indika Energy Capital III Pte Ltd.
5.875%, due 11/09/24 (b)		200,000	178,500
LLPL Capital Pte Ltd.
6.875%, due 02/04/39 (b)		288,390	314,345
Medco Bell Pte Ltd.
6.375%, due 01/30/27 (b)		200,000	168,250
Medco Oak Tree Pte Ltd.
7.375%, due 05/14/26 (b)		220,000	202,400
ONGC Videsh Vankorneft Pte Ltd.
3.750%, due 07/27/26		300,000	309,231
PSA Treasury Pte Ltd.
2.125%, due 09/05/29		200,000	205,540
Singapore Government Bond
3.250%, due 09/01/20	SGD	185,000	133,409
1.750%, due 04/01/22	SGD	450,000	331,094
1.875%, due 03/01/50	SGD	419,000	343,399
United Overseas Bank Ltd.
3.875%, Perpetual (5 Year USD Swap Rate + 1.794%) (c)		$500,000	504,375
			3,092,006
South Korea - 0.1%
Korea East-West Power Co. Ltd.
1.750%, due 05/06/25 (b)		200,000	205,849
Korea Electric Power Corp.
1.125%, due 06/15/25 (b)		200,000	200,358
			406,207
Spain - 0.2%
AI Candelaria Spain SLU
7.500%, due 12/15/28		250,000	251,875
Spain Government Bond
0.250%, due 07/30/24 (b)	EUR	170,000	194,631
0.800%, due 07/30/27 (b)	EUR	170,000	199,921
			646,427
Sweden - 0.1%
Sweden Government International Bond
0.125%, due 04/24/23 (b)	EUR	325,000	371,274
United Arab Emirates - 0.2%
Abu Dhabi Government International Bond
2.500%, due 04/16/25 (b)		$200,000	210,080
3.125%, due 04/16/30 (b)		400,000	440,277
			650,357
Total Foreign Bonds (Cost $57,550,859)			$57,455,972

BANK LOANS - 5.0% (c)
1011778 BC ULC
1.928%, due 11/19/26 (1 Month U.S. LIBOR + 1.750%)		454,950	$432,260
Abe Investment Holdings, Inc.
4.688%, due 02/19/26 (1 Month U.S. LIBOR + 4.500%)		39,371	35,237
Access CIG LLC
3.924%, due 02/27/25 (1 Month U.S. LIBOR + 3.750%)		44,658	42,657
Acrisure LLC
3.678%, due 02/16/27 (1 Month U.S. LIBOR + 3.500%)		136,392	129,367
Air Methods Corp.
4.500%, due 04/21/24 (3 Month U.S. LIBOR + 3.500%)		59,692	49,532
Aldevron LLC
5.250%, due 10/11/26 (1 Month U.S. LIBOR + 4.250%)		109,725	108,491
AlixPartners LLP
3.500%, due 04/04/24 (1 Month U.S. LIBOR + 2.500%)		226,188	219,284
Allied Universal Holdco LLC
4.428%, due 07/12/26 (1 Month U.S. LIBOR + 4.250%)		119,400	116,232
Alterra Mountain Co.
2.928%, due 07/31/24 (1 Month U.S. LIBOR + 2.750%)		129,049	122,153
American Tire Distributors, Inc.
8.500%, due 09/01/24 (1 Month U.S. LIBOR + 7.500%)		30,345	20,288
Ascend Learning LLC
4.000%, due 07/12/24 (1 Month U.S. LIBOR + 3.000%)		108,880	104,446
AssuredPartners, Inc.
3.678%, due 02/13/27 (1 Month U.S. LIBOR + 3.500%)		236,571	226,960
Asurion LLC
3.178%, due 11/03/23 (1 Month LIBOR USD + 3.000%)		104,723	101,614
Auris Luxembourg III Sarl
3.928%, due 02/21/26 (1 Month U.S. LIBOR + 3.750%)		63,279	55,686
Avaya, Inc.
4.435%, due 12/16/24 (1 Month U.S. LIBOR + 4.250%)		40,000	37,060
Bass Pro Group LLC
6.072%, due 09/25/24 (6 Month U.S. LIBOR + 5.000%)		59,846	57,816
Bausch Health Americas, Inc.
2.940%, due 11/27/25 (1 Month U.S. LIBOR + 2.750%)		108,000	104,715
Berry Global, Inc.
2.177%, due 07/01/26 (1 Month U.S. LIBOR + 2.000%)		494,995	474,608
Blackhawk Network Holdings, Inc.
3.178%, due 06/15/25 (1 Month U.S. LIBOR + 3.000%)		109,071	100,981
Blackstone CQP Holdco LP
3.806%, due 09/30/24 (3 Month U.S. LIBOR + 3.500%)		83,976	80,687
Brand Industrial Services, Inc.
5.250%, due 06/21/24 (3 Month U.S. LIBOR + 4.250%)		27,616	25,384
5.250%, due 06/21/24 (3 Month U.S. LIBOR + 4.250%)		17,886	16,440
5.250%, due 06/21/24 (3 Month U.S. LIBOR + 4.250%)		13,959	12,831
5.250%, due 06/21/24 (3 Month U.S. LIBOR + 4.250%)		308	283
Buckeye Partners LP
2.923%, due 11/01/26 (1 Month U.S. LIBOR + 2.750%)		74,813	71,914
Caesars Resort Collection LLC
2.928%, due 12/22/24 (1 Month U.S. LIBOR + 2.750%)		173,664	155,077
4.850%, due 06/19/25 (1 Month U.S. LIBOR + 4.500%)		55,000	51,863
Calpine Corp.
2.430%, due 04/01/26 (1 Month U.S. LIBOR + 2.250%)		297,000	287,224
Carnival Corp.
7.806%, due 07/31/25 (1 Month U.S. LIBOR + 7.500%)		80,000	77,400
Castle US Holding Corp.
4.058%, due 01/31/27 (3 Month U.S. LIBOR + 3.750%)		129,729	119,027
Cengage Learning, Inc.
5.250%, due 06/07/23 (3 Month U.S. LIBOR + 4.250%)		44,651	36,391
CenturyLink, Inc.
2.428%, due 03/15/27 (1 Month U.S. LIBOR + 2.250%)		731,525	692,256
Charter Communications Operating LLC
1.930%, due 02/01/27 (1 Month U.S. LIBOR + 1.750%)		494,946	477,655
Charter NEX US, Inc.
3.428%, due 05/16/24 (1 Month U.S. LIBOR + 3.250%)		54,081	51,999
CHG Healthcare Services, Inc.
4.072%, due 06/07/23 (6 Month U.S. LIBOR + 3.000%)		64,072	61,945
Clarios Global LP
3.678%, due 04/30/26 (1 Month U.S. LIBOR + 3.500%)		537,057	513,560
Clear Channel Outdoor Holdings, Inc.
4.260%, due 08/21/26 (3 Month U.S. LIBOR + 3.500%)		9,925	9,052
ClubCorp Holdings, Inc.
3.058%, due 09/18/24 (3 Month U.S. LIBOR + 2.750%)		39,795	33,957
Cornerstone Building Brands, Inc.
3.941%, due 04/12/25 (1 Month U.S. LIBOR + 3.750%)		58,029	55,473
Cornerstone OnDemand, Inc.
5.348%, due 04/22/27 (3 Month U.S. LIBOR + 4.250%)		90,000	88,707
CSC Holdings LLC
2.685%, due 04/15/27 (1 Month U.S. LIBOR + 2.500%)		154,226	146,886
Cvent, Inc.
3.928%, due 11/30/24 (1 Month U.S. LIBOR + 3.750%)		113,931	98,835
Deerfield Dakota Holding LLC
4.750%, due 04/09/27 (1 Month U.S. LIBOR + 3.750%)		95,000	92,586
Dell International LLC
2.750%, due 09/19/25 (1 Month U.S. LIBOR + 2.000%)		476,206	464,874
Diamond BC BV
3.760%, due 09/06/24 (3 Month U.S. LIBOR + 3.000%)		39,695	36,651
EG Finco Ltd.
5.072%, due 02/05/25 (6 Month U.S. LIBOR + 4.000%)		28,367	26,713
Envision Healthcare Corp.
3.928%, due 10/10/25 (1 Month U.S. LIBOR + 3.750%)		49,230	32,738
Equinox Holdings, Inc.
4.072%, due 03/08/24 (6 Month U.S. LIBOR + 3.000%)		42,189	32,903
Filtration Group Corp.
3.178%, due 03/31/25 (1 Month U.S. LIBOR + 3.000%)		217,484	207,697
Finastra USA, Inc.
4.500%, due 06/13/24 (6 Month U.S. LIBOR + 3.500%)		155,711	136,849
4.500%, due 06/13/24 (6 Month U.S. LIBOR + 3.500%)		31,386	27,584
4.500%, due 06/13/24 (6 Month U.S. LIBOR + 3.500%)		28,795	25,307
Finastra USA, Inc.
8.250%, due 06/13/25 (6 Month U.S. LIBOR + 7.250%)		20,000	17,433
Flex Acquisition Co., Inc.
4.433%, due 12/29/23 (3 Month U.S. LIBOR + 3.000%)		80,000	76,671
Flexential Intermediate Corp.
3.808%, due 08/01/24 (3 Month U.S. LIBOR + 3.500%)		29,847	24,138
Froneri US, Inc.
2.428%, due 01/31/27 (1 Month U.S. LIBOR + 2.250%)		164,944	155,563
2.428%, due 01/31/27 (1 Month U.S. LIBOR + 2.250%)		75,056	70,788
Genesee & Wyoming, Inc.
2.308%, due 12/30/26 (3 Month U.S. LIBOR + 2.000%)		79,800	77,050
Gentiva Health Services, Inc.
3.438%, due 07/02/25 (1 Month U.S. LIBOR + 3.250%)		232,059	225,677
Global Medical Response, Inc.
4.250%, due 04/28/22 (6 Month U.S. LIBOR + 3.250%)		64,668	62,421
GOBP Holdings, Inc.
3.744%, due 10/22/25 (3 Month U.S. LIBOR + 2.750%)		101,559	98,004
GrafTech Finance, Inc.
4.500%, due 02/12/25 (1 Month U.S. LIBOR + 3.500%)		47,385	46,299
Greeneden US Holdings II LLC
3.428%, due 12/01/23 (1 Month U.S. LIBOR + 3.250%)		95,432	92,194
3.428%, due 12/01/23 (1 Month U.S. LIBOR + 3.250%)		40,899	39,512
H-Food Holdings LLC
3.866%, due 05/31/25 (1 Month U.S. LIBOR + 3.688%)		54,658	52,227
Hyland Software, Inc.
4.000%, due 07/01/24 (1 Month U.S. LIBOR + 3.250%)		158,878	154,893
Illuminate Buyer LLC
4.350%, due 06/16/27 (1 Month LIBOR USD + 4.000%)		85,000	83,874
Intelsat Jackson Holdings SA
6.500%, due 07/14/21 (3 Month U.S. LIBOR + 5.500%)		17,349	17,658
Intelsat Jackson Holdings SA
8.000%, due 11/27/23 (Prime + 4.750%)		115,382	115,292
ION Trading Finance Ltd.
5.072%, due 11/21/24 (6 Month U.S. LIBOR + 4.000%)		24,807	23,983
IRB Holding Corp.
3.750%, due 02/05/25 (6 Month U.S. LIBOR + 2.750%)		113,500	105,211
KIK Custom Products, Inc.
5.000%, due 05/15/23 (1 Month U.S. LIBOR + 4.000%)		21,320	20,373
5.000%, due 05/15/23 (1 Month U.S. LIBOR + 4.000%)		14,835	14,176
5.000%, due 05/15/23 (1 Month U.S. LIBOR + 4.000%)		11,965	11,433
5.000%, due 05/15/23 (1 Month U.S. LIBOR + 4.000%)		6,880	6,574
Kloeckner Pentaplast of America, Inc.
5.250%, due 06/30/22 (3 Month U.S. LIBOR + 4.250%)		24,859	23,403
Kronos, Inc.
5.000%, due 11/01/23 (1 Month U.S. LIBOR + 4.000%)		59,552	59,510
Level 3 Financing, Inc.
1.928%, due 03/01/27 (1 Month U.S. LIBOR + 1.750%)		337,328	320,101
Life Time, Inc.
3.750%, due 06/15/22 (6 Month U.S. LIBOR + 2.750%)		58,915	52,693
3.750%, due 06/15/22 (6 Month U.S. LIBOR + 2.750%)		152	136
LifePoint Health, Inc.
3.928%, due 11/16/25 (1 Month U.S. LIBOR + 3.750%)		115,000	108,153
Lower Cadence Holdings LLC
4.178%, due 05/22/26 (1 Month U.S. LIBOR + 4.000%)		113,418	101,509
Mavis Tire Express Services Corp.
3.558%, due 03/20/25 (3 Month U.S. LIBOR + 3.250%)		39,705	35,945
Messer Industries USA, Inc.
2.808%, due 03/01/26 (3 Month U.S. LIBOR + 2.500%)		19,229	18,401
Mister Car Wash Holdings, Inc.
4.375%, due 05/14/26 (6 Month U.S. LIBOR + 3.250%)		69,648	63,130
Mitchell International, Inc.
3.428%, due 12/01/24 (1 Month U.S. LIBOR + 3.250%)		164,021	153,787
MLN US Holdco LLC
4.678%, due 11/30/25 (1 Month U.S. LIBOR + 4.500%)		24,811	20,485
Nexstar Broadcasting, Inc.
2.923%, due 09/19/26 (1 Month U.S. LIBOR + 2.750%)		206,534	197,204
Nouryon USA LLC
3.188%, due 10/01/25 (1 Month U.S. LIBOR + 3.000%)		74,869	70,564
3.188%, due 10/01/25 (1 Month U.S. LIBOR + 3.000%)		14,604	13,764
Option Care Health, Inc.
4.678%, due 08/06/26 (1 Month U.S. LIBOR + 4.500%)		104,475	101,776
Pacific Gas and Electric Co.
5.500%, due 11/26/21 (3 Month U.S. LIBOR + 4.500%)		75,000	73,800
PAREXEL International Corp.
2.928%, due 09/27/24 (1 Month U.S. LIBOR + 2.750%)		110,000	104,603
PetSmart, Inc.
5.000%, due 03/11/22 (3 Month U.S. LIBOR + 4.000%)		182,186	180,281
Project Alpha Intermediate Holding, Inc.
5.380%, due 04/26/24 (6 Month U.S. LIBOR + 3.500%)		116,523	112,638
Radiology Partners, Inc.
5.985%, due 07/09/25 (3 Month U.S. LIBOR + 4.250%)		54,784	51,184
5.985%, due 07/09/25 (3 Month U.S. LIBOR + 4.250%)		46,972	43,885
Refinitiv US Holdings, Inc.
3.428%, due 10/01/25 (1 Month U.S. LIBOR + 3.250%)		224,430	219,549
RentPath LLC
6.660%, due 12/17/21 (3 Month U.S. LIBOR + 4.750%)		53,705	38,630
RentPath LLC
8.000%, due 02/14/25 (1 Month U.S. LIBOR + 7.000%)		9,326	8,603
RPI 2019 Intermediate Finance Trust
1.928%, due 02/11/27 (1 Month U.S. LIBOR + 1.750%)		59,700	58,332
RPI Intermediate Finance Trust
1.928%, due 02/11/27 (1 Month U.S. LIBOR + 1.750%)		49,578	48,153
Science Applications International Corp.
2.053%, due 10/31/25 (1 Month U.S. LIBOR + 1.875%)		123,125	119,817
Securus Technologies Holdings LLC
5.500%, due 11/01/24 (6 Month U.S. LIBOR + 4.500%)		48,506	40,553
Sedgwick Claims Management Services, Inc.
4.178%, due 09/03/26 (1 Month U.S. LIBOR + 4.000%)		29,700	28,627
Select Medical Corp.
2.680%, due 03/06/25 (1 Month U.S. LIBOR + 2.500%)		230,000	219,747
Solenis International LLC
4.363%, due 06/26/25 (3 Month U.S. LIBOR + 4.000%)		69,093	66,646
4.363%, due 06/26/25 (3 Month U.S. LIBOR + 4.000%)		10,501	10,129
Solera LLC
2.928%, due 03/03/23 (1 Month U.S. LIBOR + 2.750%)		214,066	207,451
Sophia LP
3.558%, due 09/30/22 (3 Month U.S. LIBOR + 3.250%)		215,621	211,039
Sotera Health Holdings LLC
5.500%, due 12/13/26 (1 Month U.S. LIBOR + 4.500%)		169,575	166,095
Surf Holdings LLC
3.827%, due 03/05/27 (3 Month U.S. LIBOR + 3.500%)		110,000	105,934
Team Health Holdings, Inc.
3.750%, due 02/06/24 (1 Month U.S. LIBOR + 2.750%)		24,871	19,213
Tempo Acquisition LLC
2.928%, due 05/01/24 (1 Month U.S. LIBOR + 2.750%)		229,409	218,655
The Edelman Financial Center LLC
3.180%, due 07/19/25 (1 Month U.S. LIBOR + 3.000%)		73,961	70,876
The EW Scripps Co.
2.678%, due 05/01/26 (1 Month U.S. LIBOR + 2.500%)		88,878	84,310
The Ultimate Software Group, Inc.
3.928%, due 05/03/26 (1 Month U.S. LIBOR + 3.750%)		229,422	222,865
The Ultimate Software Group, Inc.
4.750%, due 05/31/26 (3 Month U.S. LIBOR + 4.000%)		105,000	103,942
TIBCO Software, Inc.
3.930%, due 06/30/26 (1 Month U.S. LIBOR + 3.750%)		229,950	217,878
Tiger Merger Sub Co.
3.850%, due 12/31/25 (1 Month U.S. LIBOR + 3.500%)		135,000	133,988
Titan Acquisition Ltd.
3.361%, due 03/28/25 (3 Month U.S. LIBOR + 3.000%)		44,605	40,981
TKC Holdings, Inc.
4.750%, due 02/01/23 (6 Month U.S. LIBOR + 3.750%)		116,723	109,766
4.750%, due 02/01/23 (3 Month U.S. LIBOR + 3.750%)		306	288
T-Mobile USA, Inc.
3.178%, due 04/01/27 (1 Month U.S. LIBOR + 3.000%)		85,000	84,961
TransDigm, Inc.
2.428%, due 12/09/25 (1 Month U.S. LIBOR + 2.250%)		184,537	167,055
Uber Technologies, Inc.
5.000%, due 04/04/25 (1 Month U.S. LIBOR + 4.000%)		109,392	105,464
UFC Holdings LLC
4.250%, due 04/29/26 (6 Month U.S. LIBOR + 3.250%)		78,974	75,749
United Natural Foods, Inc.
4.428%, due 10/22/25 (1 Month U.S. LIBOR + 4.250%)		29,849	28,620
Vertafore, Inc.
3.428%, due 07/02/25 (1 Month U.S. LIBOR + 3.250%)		177,184	167,873
Vertical U.S. Newco, Inc.
4.600%, due 09/30/27 (1 Month U.S. LIBOR + 4.250%)		195,000	191,100
Virgin Media Bristol LLC
2.685%, due 01/31/28 (1 Month U.S. LIBOR + 2.500%)		210,945	202,006
VS Buyer LLC
3.428%, due 03/02/27 (1 Month U.S. LIBOR + 3.250%)		104,738	101,464
Web.com Group, Inc.
3.940%, due 10/11/25 (1 Month U.S. LIBOR + 3.750%)		45,728	43,498
WestJet Airlines Ltd.
4.000%, due 12/11/26 (6 Month U.S. LIBOR + 3.000%)		69,563	56,520
Zayo Group Holdings, Inc.
3.178%, due 03/09/27 (1 Month U.S. LIBOR + 3.000%)		234,413	223,266
Total Bank Loans (Cost $15,091,304)			$14,506,174

	Shares
COMMON STOCKS - 0.4%
Communications - 0.0% (f)
HC2 Holdings Inc (g)	10,600	35,404
Financial - 0.3%
Americold Realty Trust	5,391	195,693
Deutsche Bank AG	32,896	313,170
JPMorgan Chase & Co.	2,528	237,784
US Bancorp	4,531	166,832
		913,479
Industrial - 0.1%
The Boeing Co.	1,841	337,455
Total Common Stocks (Cost $1,608,953)		$1,286,338

PREFERRED STOCKS - 1.3%
Communications - 0.0% (f)
2020 Cash Mandatory Exchangeable Trust CVRT, 5.250% (b)(d)	95	$96,905
Consumer, Non-cyclical - 0.1%
Becton Dickinson and Co. CVRT, 6.000%	2,150	114,380
Danaher Corp. CVRT, 5.000%	135	144,940
		259,320
Financial - 0.2%
US Bancorp, 3.500% (3 Month U.S. LIBOR + 1.020%) (c)	375	299,790
US Bancorp, 5.500%	6,900	180,090
Wells Fargo & Co., 5.850%, (3 Month U.S. LIBOR + 3.090%) (c)	4,300	106,468
		586,348
Industrial - 0.1%
Fortive Corp. CVRT, 5.000%	460	396,157
Technology - 0.1%
Broadcom, Inc. CVRT, 8.000%	255	284,159
Utilities - 0.8%
American Electric Power Co., Inc. CVRT, 6.125%	6,650	321,926
CenterPoint Energy, Inc. CVRT, 7.000%	2,850	101,346
Dominion Energy, Inc. CVRT, 7.250%	4,200	425,628
DTE Energy Co. CVRT, 6.250%	5,500	232,760
NextEra Energy, Inc. CVRT, 4.872%	7,800	378,612
NextEra Energy, Inc. CVRT, 5.279%	6,600	280,170
South Jersey Industries, Inc. CVRT, 7.250% (e)	2,800	115,920
The Southern Co. CVRT, 6.750%	6,900	304,014
		2,160,376
Total Preferred Stocks (Cost $4,096,564)		$3,783,265

			Notional
PURCHASED OTC OPTIONS - 0.0% (f)		Contracts	Amount
Currency Call Options - 0.0% (f)
Australian Dollar, 9/14/20 at 0.64		2,406,000	$2,406,000	$9,602
Australian Dollar, 9/16/20 at 0.64		1,744,000	1,744,000	7,185
			4,150,000	16,787
Currency Put Options - 0.0% (f)
Canadian Dollar, 11/6/20 at 1.345		2,520,000	2,520,000	30,830
Japanese Yen, 8/17/20 at 105.25		101,000	101,000	732
Noregian Krone, 12/22/20 at 9.00		2,480,000	2,480,000	26,159
U.S. Dollar, 7/1/20 at 1.21	GBP	1,200,000	1,200,000	–
			6,301,000	57,721
Total Purchased OTC Options (Cost $95,777)				$74,508

AFFILIATED REGISTERED INVESTMENT COMPANIES - 5.0%	Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P	486,535	$4,553,964
Voya Floating Rate Fund - Class P	773,606	6,598,859
Voya High Yield Bond Fund - Class P	448,552	3,350,683
Total Affiliated Registered Investment Companies (Cost $15,365,661)		$14,503,506

SHORT-TERM INVESTMENT - 2.8%
Money Market Fund - 2.8%
First American Government Obligations Fund - Class X, 0.090% (h)(i)	8,295,111	$8,295,111
Total Short-Term Investment (Cost $8,295,111)		$8,295,111

Total Investments at Value - 99.9% (Cost $292,687,749)		$290,402,375
Other Assets in Excess of Liabilities - 0.1%		267,990
Net Assets - 100.0%		$290,670,365

Percentages are stated as a percent of net assets.

(a)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of June 30, 2020, the value of these investments was $103,254,935, or 35.5% of total net assets.
(c)	Variable rate security. The rate listed is as of June 30, 2020.
(d)	Illiquid security. The total value of such securities is $3,246,896 as of June 30, 2020, representing 1.1% of net assets.
(e)	This security or a partial position of this security is on loan at June 30, 2020. The total market value of securities on loan at June 30, 2020 was $835,725 (Note 7).
(f)	Represents less than 0.1%.
(g)	Non-income producing security.
(h)	Rate listed is the 7-day effective yield as of June 30, 2020.
(i)	A portion of this security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $854,363.

CVRT Convertible Security

REMIC Real Estate Mortgage Investment Conduit

CMT Constant Maturity U.S. Treasury

LIBOR London Interbank Offered Rate

EURIBOR Euro Interbank Offered Rate

NIBOR Norwegian Interbank Offered Rate

SOFR Secured Overnight Financing Rate

SONIA Sterling Overnight Interbank Average Rate

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

EUR Euro

GBP British Pound

IDR Indonesian Rupiah

INR Indian Rupee

JPY Japanese Yen

MXN Mexican Peso

MYR Malaysian Ringgit

NOK Norwegian Krone

NZD New Zealand Dollar

PEN Peruvian Sol

PHP Philippine Peso

SGD Singapore Dollar

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on March 29, 2011.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit: Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	9/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	9/9/2020

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	9-9-2020

*	Print the name and title of each signing officer under his or her signature.